UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-22673

PIMCO Dynamic Income Fund

(Exact name of registrant as specified in charter)

1633 Broadway, New York, NY 10019

(Address of principal executive offices)

William G. Galipeau

Treasurer (Principal Financial & Accounting Officer)

650 Newport Center Drive

Newport Beach, CA 92660

(Name and address of agent for service)

Copies to:

David C. Sullivan

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Registrant’s telephone number, including area code: (844) 337-4626

Date of fiscal year end: June 30

Date of reporting period: June 30, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1.	Reports to Shareholders.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1).

PIMCO Closed-End Funds

Annual Report

June 30, 2017

PCM Fund, Inc.

PIMCO Global StocksPLUS® & Income Fund

PIMCO Income Opportunity Fund

PIMCO Strategic Income Fund, Inc.

PIMCO Dynamic Credit and Mortgage Income Fund

PIMCO Dynamic Income Fund

(1)	Consolidated Schedule of Investments

Letter from the Chairman of the Board & President

Dear Shareholder,

The global equity markets generated strong results during the reporting period against a backdrop of solid corporate profits and signs of improving global growth. Meanwhile, the global fixed income market generated weak results as U.S. monetary policy tightened, whereas many international central banks maintained accommodative monetary policies.

For the 12-month reporting period ended June 30, 2017

The U.S. economy continued to expand at a relatively modest pace during the reporting period. U.S. gross domestic product (“GDP”), which represents the value of goods and services produced in the country, the broadest measure of economic activity and the principal indicator of economic performance, expanded at a revised 2.8% annual pace during the third quarter of 2016 — the strongest reading since the first quarter of 2015. GDP growth then moderated, growing at a revised annual pace of 1.8% during the fourth quarter of 2016 and 1.2% for the first quarter of 2017, respectively. Finally, the Commerce Department’s initial reading — released after the reporting period had ended — showed that second quarter 2017 GDP grew at an annual pace of 2.6%.

The Federal Reserve (“Fed”) continued to normalize monetary policy, with three interest rate hikes during the reporting period. The first occurrence was in December 2016, followed by rate hikes at its meetings in March and June 2017. The second move put the federal funds rate between 1.00% and 1.25%. In its official statement following the Fed’s June meeting, the Fed said, “The Committee expects that economic conditions will evolve in a manner that will warrant gradual increases in the federal funds rate; the federal funds rate is likely to remain, for some time, below levels that are expected to prevail in the longer run.” The Fed also indicated that it expects to begin reducing its balance sheet later this year.

Economic activity outside the U.S. generally improved during the reporting period. Nevertheless, a number of central banks, including the European Central Bank, Bank of England and Bank of Japan, maintained their highly accommodative monetary policies. However, toward the end of the reporting period, several central banks indicated that they may pare back their quantitative easing programs should growth improve and inflation increase.

Commodity prices fluctuated during the 12 months ended June 30, 2017. In June 2016, crude oil was approximately $48 a barrel, and was roughly $54 a barrel at the end of 2016. Prices then declined on elevated supplies and crude oil ended the reporting period at approximately $46. Finally, there were gyrations in foreign exchange markets, possibly due at least in part to changing expectations for global growth, decoupling central bank policy, Brexit, the surprise outcome from the November U.S. elections and a number of geopolitical events.

Outlook

PIMCO’s baseline view is that the U.S. economy is likely to grow at about 2% per year, with inflation running close to the Fed’s target of 2%. PIMCO’s forecast for the federal funds rate at the end of it secular horizon is anchored in a “New Neutral” range of 2% to 3%, but with the risks skewed to the downside on rates. In PIMCO’s view, of real concern for the U.S. outlook, as well as the global outlook, is the “driving-without-a-spare-tire risk” at this late stage of the business cycle. In the next recession, whenever it occurs, PIMCO believes the Fed and other central banks will have less room to cut rates than in past cycles. Some countries — for example, the U.S., China, Germany — will likely have some “fiscal space” to deploy in the next downturn, but with sovereign debt levels already elevated, fiscal policy is unlikely to fully offset the constraints on monetary policy in the next global downturn.

For the eurozone, under PIMCO’s baseline secular scenario, there would be trend growth of 1.25% on average over the next five years, with inflation hovering between 1% and 2%. PIMCO sees risk to its outlook as roughly balanced for the eurozone in the near term, but with risk increasing and tilting to the downside toward the end of its secular horizon. For Japan, PIMCO’s base case secular outlook is for 0% to 1% inflation, with the Bank of Japan only

2	PIMCO CLOSED-END FUNDS

gradually being able to raise the 10-year yield target. Finally, for China, PIMCO’s baseline scenario is that growth slows gradually to about 5.5%.

In the following pages of this PIMCO Closed-End Funds Annual Report, please find specific details regarding investment performance and a discussion of factors that most affected the Funds’ performance over the 12 months ended June 30, 2017.

Thank you for investing with us. We value your trust and will continue to work diligently to meet your investment needs. If you have questions regarding any of your PIMCO Closed-End Funds investments, please contact your financial advisor or call the Funds’ shareholder servicing agent at (844) 33-PIMCO or (844) 337-4626. We also invite you to visit our website at www.pimco.com to learn more about our views.

Sincerely,

Hans W. Kertess	Peter G. Strelow
Chairman of the Board	President

ANNUAL REPORT	JUNE 30, 2017	3

Important Information About the Funds

We believe that bond funds have an important role to play in a well-diversified investment portfolio. It is important to note, however, that in an environment where interest rates trend upward, rising rates would negatively impact the performance of most bond funds, and fixed-income securities held by a Fund are likely to decrease in value. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions). This risk may be particularly acute in the current market environment because market interest rates are currently near historically low levels. This, combined with recent economic recovery, the Federal Reserve Board’s conclusion of its quantitative easing program, and increases in federal funds interest rates in 2015, 2016 and 2017, which had not occurred since 2006, could potentially increase the probability of an updated interest rate environment in the near future. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. Further, while the U.S. bond market has steadily grown over the past three decades, dealer inventories of corporate bonds have remained relatively stagnant. As a result, there has been a significant reduction in the ability of dealers to “make markets” in corporate bonds. All of the factors mentioned above, individually or collectively, could lead to increased volatility and/or lower liquidity in the fixed income markets, which could result in increased losses to a Fund. Bond funds and individual bonds with a longer duration (a measure of the sensitivity of a security’s price to changes in interest rates) tend to be more sensitive to changes in interest rates, usually making them more volatile than securities or funds with shorter durations. In addition, in the current low interest rate environment, the market price of the Funds’ common shares may be particularly sensitive to changes in interest rates or the perception that there will be a change in interest rates.

The use of derivatives may subject the Funds to greater volatility than investments in traditional securities. The Funds may use derivative instruments for hedging purposes or as part of an investment strategy. Use of these instruments may involve certain costs and risks such as liquidity risk, interest rate risk, market risk, call risk, credit risk, management risk and the risk that a Fund could not close out a position when it would be most advantageous to do so. Certain derivative transactions may have a leveraging effect on a Fund. For example, a small investment in a derivative instrument may have a significant impact on a Fund’s exposure to interest rates, currency exchange rates or other investments. As a result, a relatively small price movement in a derivative instrument may cause an immediate and substantial loss or gain, which translates into heightened volatility in a Fund’s net asset value (“NAV”). A Fund may engage in such transactions regardless of whether the Fund owns the asset, instrument or components of the index underlying a derivative instrument. A Fund may invest a significant portion of its assets in these types of instruments. If it does, a Fund’s investment exposure could far exceed the value of its portfolio securities and its investment performance could be primarily dependent upon securities it does not directly own. The regulation of the derivatives markets has increased over the past several years, and additional future regulation of the derivatives markets may make derivatives more costly, may limit the availability or reduce the liquidity of derivatives, or may otherwise adversely affect the value or performance of derivatives. Any such adverse future developments could impair the effectiveness of a Fund’s derivative transactions and cause a Fund to lose value. For instance, in December 2015, the SEC proposed new regulations applicable to a registered investment company’s use of derivatives and related instruments. If adopted as proposed, these regulations could significantly limit or impact a Fund’s ability to invest in derivatives and other instruments, limit a Fund’s ability to employ certain strategies that use derivatives and/or adversely affect a Fund’s performance, efficiency in implementing its strategy, liquidity and/or ability to pursue its investment objectives.

PIMCO Global StocksPLUS® & Income Fund’s (“PGP”) monthly distributions are expected to include, among other possible sources, interest income from its debt portfolio and payments and premiums (characterized as capital for financial accounting purposes and as ordinary income for tax purposes) generated by certain types of interest rate derivatives.

Strategies involving interest rate derivatives may attempt to capitalize on differences between short-term and long-term interest rates as part of the PGP’s duration and yield curve active management strategies. For instance, in the event that long-term interest rates are higher than short-term interest rates, the Fund may elect to pay a floating short-term interest rate and to receive a long-term fixed interest rate for a stipulated period of time, thereby generating payments as a function of the difference between current short-term interest rates and long-term interest rates, so long as the floating short-term interest rate (which may rise) is lower than the fixed long-term interest rate.

PGP and other Funds may also enter into opposite sides of multiple interest rate swaps or other derivatives with respect to the same underlying reference instrument (e.g., a 10-year U.S. treasury) that have different effective dates with respect to interest accrual time periods for the principal purpose of generating distributable gains (characterized as ordinary income for tax purposes) and that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”). In a paired swap transaction, a Fund would generally enter into one or more interest rate swap agreements whereby the Fund agrees to make regular payments starting at the time the Fund enters into the agreements equal to a floating interest rate in return for payments equal to a fixed interest rate (the “initial

4	PIMCO CLOSED-END FUNDS

leg”). The Fund would also enter into one or more interest rate swap agreements on the same underlying instrument, but take the opposite position (i.e., in this example, the Fund would make regular payments equal to a fixed interest rate in return for receiving payments equal to a floating interest rate) with respect to a contract whereby the payment obligations do not commence until a date following the commencement of the initial leg (the “forward leg”).

A Fund’s income- and gain-generating strategies may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. For instance, a significant portion of PGP’s monthly distributions may be sourced from paired swap transactions utilized to produce current distributable ordinary income for tax purposes on the initial leg, with a substantial possibility that the Fund will later realize a corresponding capital loss and potential decline in its net asset value with respect to the forward leg (to the extent there are not corresponding offsetting capital gains being generated from other sources). Because some or all of these transactions may generate capital losses without corresponding offsetting capital gains, portions of a Fund’s distributions recognized as ordinary income for tax purposes (such as from paired swap transactions) may be economically similar to a taxable return of capital when considered together with such capital losses.

PGP’s index option strategy, to the extent utilized, seeks to generate payments and premiums from writing options that may offset some or all of the capital losses incurred as a result of paired swaps transactions. However, the Fund may use paired swap transactions to support monthly distributions where the index option strategy does not produce an equivalent amount of offsetting gains, including without limitation when such strategy is not being used to a significant extent.

In addition, gains (if any) generated from the index option strategy may be offset by the Fund’s realized capital losses, including any available capital loss carryforwards. PGP currently has significant capital loss carryforwards, some of which will expire at particular dates, and to the extent that the Fund’s capital losses exceed capital gains, the Fund cannot use its capital loss carryforwards to offset capital gains.

The notional exposure of a Fund’s interest rate derivatives may represent a multiple of the Fund’s total net assets. There can be no assurance a Fund’s strategies involving interest rate derivatives will work as intended and such strategies are subject to the risks related to the use of derivatives generally, as discussed above (see also Notes 6 and 7 in the Notes to Financial Statements for further discussion on the use of derivative instruments and certain of the risks associated therewith).

A Fund’s use of leverage creates the opportunity for increased income for the Fund’s common shareholders, but also creates special risks. Leverage is a speculative technique that may expose a Fund to greater risk and increased costs. If shorter-term interest rates rise relative to the rate of return on a Fund’s portfolio, the interest and other costs of leverage to the Fund could exceed the rate of return on the debt obligations and other investments held by the Fund, thereby reducing return to the Fund’s common shareholders. In addition, fees and expenses of any form of leverage used by a Fund will be borne entirely by its common shareholders (and not by preferred shareholders, if any) and will reduce the investment return of the Fund’s common shares.

There can be no assurance that a Fund’s use of leverage will result in a higher yield on its common shares, and it may result in losses. Leverage creates several major types of risks for a Fund’s common shareholders, including: (1) the likelihood of greater volatility of net asset value and market price of the Fund’s common shares, and of the investment return to the Fund’s common shareholders, than a comparable portfolio without leverage; (2) the possibility either that the Fund’s common share dividends will fall if the interest and other costs of leverage rise, or that dividends paid on the Fund’s common shares will fluctuate because such costs vary over time; and (3) the effects of leverage in a declining market or a rising interest rate environment, as leverage is likely to cause a greater decline in the net asset value of the Fund’s common shares than if the Fund were not leveraged and may result in a greater decline in the market value of the Fund’s common shares.

A Fund’s investments in and exposure to foreign securities involve special risks. For example, the value of these investments may decline in response to unfavorable political and legal developments, unreliable or untimely information or economic and financial instability. Foreign securities may experience more rapid and extreme changes in value than investments in securities of U.S. issuers. The securities markets of certain foreign countries are relatively small, with a limited number of companies representing a small number of industries. Issuers of foreign securities are usually not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, auditing and custody standards of foreign countries differ, in some cases significantly, from U.S. standards. Also, nationalization, expropriation or other confiscation, currency blockage, political changes or diplomatic developments could adversely affect a Fund’s investments in foreign securities. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in foreign securities. Risks associated with investing in foreign securities may be increased when a Fund invests in emerging markets. For example, if a Fund invests in emerging market debt, it may face increased exposure to interest rate, liquidity, volatility, and redemption risk due to the specific economic, political, geographical, or legal background of the emerging market.

ANNUAL REPORT	JUNE 30, 2017	5

Important Information About the Funds (Cont.)

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and, as applicable, risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. In the case of a loan participation or assignment, a Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the lender that is selling the loan agreement. In the event of the insolvency of the lender selling a loan participation, a Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. A Fund may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or, with respect to certain Funds, acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan, irrespective of whether the loan transaction is ultimately consummated or closed. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders.

Mortgage-related and other asset-backed securities represent interests in “pools” of mortgages or other assets such as consumer loans or receivables held in trust and often involve risks that are different from or possibly more acute than risks associated with other types of debt instruments. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, if a Fund holds mortgage-related securities, it may exhibit additional volatility since individual mortgage holders are less likely to exercise prepayment options, thereby putting additional downward pressure on the value of these securities and potentially causing the Fund to lose money. This is known as extension risk. Mortgage-backed securities can be highly sensitive to rising interest rates, such that even small movements can cause an investing Fund to lose value. Mortgage-backed securities, and in particular those not backed by a government guarantee, are subject to credit risk. In addition, adjustable and fixed rate mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of the Funds because the Funds may have to reinvest that money at the lower prevailing interest rates. The Funds’ investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets. Payment of principal and interest on asset-backed securities may be largely dependent upon the cash flows generated by the assets backing the securities, and asset-backed securities may not have the benefit of any security interest in the related assets. Additionally, investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing a Fund’s investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

A Fund may also invest in the residual or equity tranches of mortgage-related and other asset-backed securities, which may be referred to as subordinate mortgage-backed or asset-backed securities and interest-only mortgage-backed or asset-backed securities. Subordinate mortgage-backed or asset-backed securities are paid interest only to the extent that there are funds available to make payments. To the extent the collateral pool includes a large percentage of delinquent loans, there is a risk that interest payment on subordinate mortgage-backed or asset-backed securities will not be fully paid. There are multiple tranches of mortgage-backed and asset backed-securities, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity or “first loss,” according to their degree of risk. The most senior tranche of a mortgage-backed or asset-backed security has the greatest collateralization and pays the lowest interest rate. If there are defaults or the collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. Lower tranches represent lower degrees of credit quality and pay higher interest rates intended to compensate for the attendant risks. The return on the lower tranches is especially sensitive to the rate of defaults in the collateral pool. The lowest tranche (i.e., the “equity” or “residual” tranche) specifically receives the residual interest payments (i.e., money that is left over after the higher tranches have been paid and expenses of the issuing entities have been paid) rather than a fixed interest rate. Each Fund expects that investments in subordinate mortgage-backed and other asset-backed securities will be subject to risks arising from delinquencies and foreclosures, thereby exposing its investment portfolio to potential losses. Subordinate securities of mortgage-backed and other asset-backed securities are also subject to greater credit risk than those mortgage-backed or other asset-backed securities that are more highly rated.

6	PIMCO CLOSED-END FUNDS

The risk of investing in collateralized loan obligations (“CLOs”), include prepayment risk, credit risk, liquidity risk, market risk, structural risk, legal risk and interest rate risk. CLOs may carry additional risks, including, but not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the possibility that the investments in CLOs are subordinate to other classes or tranches thereof; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

High-yield bonds (commonly referred to as “junk bonds”) typically have a lower credit rating than other bonds. Lower-rated bonds generally involve a greater risk to principal than higher-rated bonds. Further, markets for lower-rated bonds are typically less liquid than for higher-rated bonds, and public information is usually less abundant in such markets. Thus, high yield investments increase the chance that a Fund will lose money on its investment. The Funds may also invest in bonds and other instruments that are not rated, but which PIMCO considers to be equivalent to high-yield investments. The Funds may hold defaulted securities that may involve special considerations including bankruptcy proceedings, other regulatory and legal restrictions affecting the Funds’ ability to trade, and the availability of prices from independent pricing services or dealer quotations. Defaulted obligations might be repaid only after lengthy workout or bankruptcy proceedings, during which the issuer might not make any interest or other payments. Defaulted securities are often illiquid and may not be actively traded. Sale of securities in bankrupt companies at an acceptable price may be difficult and differences compared to the value of the securities used by the Funds could be material.

Variable and floating rate securities generally are less sensitive to interest rate changes but may decline in value if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline. Inverse floating rate securities may decrease in value if interest rates increase. Inverse floating rate securities may also exhibit greater price volatility than a fixed rate obligation with similar credit quality. When a Fund holds variable or floating rate securities, a decrease (or, in the case of inverse floating rate securities, an increase) in market interest rates will adversely affect the income received from such securities and the NAV of the Funds’ shares.

The global economic crisis brought several small economies in Europe to the brink of bankruptcy and many other economies into recession and weakened the banking and financial sectors of many European countries. For example, the governments of Greece, Spain, Portugal, and the Republic of Ireland have all experienced large public budget deficits, the effects of which are still yet unknown and may slow the overall recovery of the European economies from the global economic crisis. In addition, due to large public deficits, some European countries may be dependent on assistance from other European governments and institutions or other central banks or supranational agencies such as the International Monetary Fund. Assistance may be dependent on a country’s implementation of reforms or reaching a certain level of performance. Failure to reach those objectives or an insufficient level of assistance could result in a deep economic downturn which could significantly affect the value of a Fund’s European investments. It is possible that one or more Economic and Monetary Union of the European Union member countries could abandon the euro and return to a national currency and/or that the euro will cease to exist as a single currency in its current form. The exit of any country out of the euro may have an extremely destabilizing effect on other eurozone countries and their economies and a negative effect on the global economy as a whole. Such an exit by one country may also increase the possibility that additional countries may exit the euro should they face similar financial difficulties. In June 2016, the United Kingdom approved a referendum to leave the European Union. Significant uncertainty remains in the market regarding the ramifications of that development, and the range and potential implications of possible political, regulatory, economic and market outcomes are difficult to predict.

As the use of technology has become more prevalent in the course of business, the Funds have become potentially more susceptible to operational and information security risks resulting from breaches in cyber security. A breach in cyber security refers to both intentional and unintentional cyber events that may, among other things, cause a Fund to lose proprietary information, suffer data corruption and/or destruction or lose operational capacity, result in the unauthorized release or other misuse of confidential information, or otherwise disrupt normal business operations. Cyber security breaches may involve unauthorized access to a Fund’s digital information systems (e.g., through “hacking” or malicious software coding), but may also result from outside attacks such as denial-of-service attacks (i.e., efforts to make network services unavailable to intended users). In addition, cyber security breaches involving a Fund’s third party service providers (including but not limited to advisers, sub-advisers, administrators, transfer agents, custodians, distributors and other third parties), trading counterparties or issuers in which a Fund invests can also subject a Fund to many of the same risks associated with direct cyber security breaches. Moreover, cyber security breaches involving trading counterparties or issuers in which a Fund invests could adversely impact such counterparties or issuers and cause the Fund’s investment to lose value.

Cyber security failures or breaches may result in financial losses to a Fund and its shareholders. These failures or breaches may also result in disruptions to business operations, potentially resulting in financial

ANNUAL REPORT	JUNE 30, 2017	7

Important Information About the Funds (Cont.)

losses; interference with a Fund’s ability to calculate its net asset value, process shareholder transactions or otherwise transact business with shareholders; impediments to trading; violations of applicable privacy and other laws; regulatory fines; penalties; reputational damage; reimbursement or other compensation costs; additional compliance and cyber security risk management costs and other adverse consequences. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future.

Like with operational risk in general, the Funds have established business continuity plans and risk management systems designed to reduce the risks associated with cyber security. However, there are inherent limitations in these plans and systems, including that certain risks may not have been identified, in large part because different or unknown threats may emerge in the future. As such, there is no guarantee that such efforts will succeed, especially because the Funds do not directly control the cyber security systems of issuers in which a Fund may invest, trading counterparties or third party service providers to the Funds. There is also a risk that cyber security breaches may not be detected. The Funds and their shareholders could be negatively impacted as a result.

The Funds may invest in securities and instruments that are economically tied to Russia. Investments in Russia are subject to various risks such as political, economic, legal, market and currency risks. The risks include uncertain political and economic policies, short-term market volatility, poor accounting standards, corruption and crime, an inadequate regulatory system, and unpredictable taxation. Investments in Russia are particularly subject to the risk that economic sanctions may be imposed by the United States and/or other countries. Such sanctions — which may impact companies in many sectors, including energy, financial services and defense, among others — may negatively impact the Funds’ performance and/or ability to achieve their investment objectives. The Russian securities market is characterized by limited volume of trading, resulting in difficulty in obtaining accurate prices. The Russian securities market, as compared to U.S. markets, has significant price volatility, less liquidity, a smaller market capitalization and a smaller number of traded securities. There may be little publicly available information about issuers. Settlement, clearing and registration of securities transactions are subject to risks because of registration systems that may not be subject to effective government supervision. This may result in significant delays or problems in registering the transfer of securities. Russian securities laws may not recognize foreign nominee accounts held with a custodian bank, and therefore the custodian may be considered the ultimate owner of securities they hold for their clients. Ownership of securities issued by Russian companies is recorded by companies themselves and by registrars instead of through a central registration system. It is possible that the ownership rights of the Funds could be lost through fraud or negligence. While applicable Russian regulations impose liability on registrars for losses resulting from their errors, it may be difficult for the Funds to enforce any rights it may have against the registrar or issuer of the securities in the event of loss of share registration. Adverse currency exchange rates are a risk and there may be a lack of available currency hedging instruments. Investments in Russia may be subject to the risk of nationalization or expropriation of assets. Oil, natural gas, metals, and timber account for a significant portion of Russia’s exports, leaving the country vulnerable to swings in world prices.

The common shares of the Funds trade on the New York Stock Exchange. As with any stock, the price of a Fund’s common shares will fluctuate with market conditions and other factors. If you sell your common shares of a Fund, the price received may be more or less than your original investment. Shares of closed-end management investment companies frequently trade at a discount from their net asset value.

The common shares of a Fund may trade at a price that is less than the initial offering price and/or the net asset value of such shares. Further, if a Fund’s shares trade at a price that is more than the initial offering price and/or the net asset value of such shares, including at a substantial premium and/or for an extended period of time, there is no assurance that any such premium will be sustained for any period of time and will not decrease, or that the shares will not trade at a discount to net asset value thereafter.

The Funds may be subject to various risks, including, but not limited to, the following: asset allocation risk, credit risk, stressed securities risk, distressed and defaulted securities risk, corporate bond risk, market risk, issuer risk, liquidity risk, equity securities and related market risk, mortgage-related and other asset-backed securities risk, extension risk, prepayment risk, privately issued mortgage-related securities risk, mortgage market/ subprime risk, foreign (non-U.S.) investment risk, emerging markets risk, currency risk, redenomination risk, non-diversification risk, management risk, municipal bond risk, inflation-indexed security risk, senior debt risk, loans, participations and assignments risk, reinvestment risk, real estate risk, U.S. Government securities risk, foreign (non-U.S.) government securities risk, valuation risk, segregation and cover risk, focused investment risk, credit default swaps risk, event-linked securities risk, counterparty risk, preferred securities risk, confidential information access risk, other investment companies risk, private placements risk, inflation/deflation risk, regulatory risk, tax risk, recent economic conditions risk, market disruptions and geopolitical risk, potential conflicts of interest involving allocation of investment opportunities, repurchase agreements risk, securities lending risk, zero-coupon bond and payment-in-kind securities risk, portfolio turnover risk, smaller company risk, short sale risk and convertible securities risk. A description of certain of these risks is available in the Notes to Financial Statements of this Report.

8	PIMCO CLOSED-END FUNDS

On each Fund Summary page in this Shareholder Report, the Average Annual Total Return table measures performance assuming that all dividend and capital gain distributions were reinvested. Total return is calculated by determining the percentage change in NAV or market price (as applicable) in the specified period. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions. Total return for a period of more than one year represents the average annual total return. Performance at market price will differ from results at NAV. Although market price returns tend to reflect investment results over time, during shorter periods returns at market price can also be influenced by factors such as changing views about a Fund, market conditions, supply and demand for the Fund’s shares, or changes in the Fund’s dividends. Performance shown is net of fees and expenses.

The following table discloses the commencement of operations and diversification status of each Fund:

Fund Name	Commencement of Operations	Diversification Status
PCM Fund, Inc.	09/02/93	Diversified
PIMCO Global StocksPLUS® & Income Fund	05/31/05	Diversified
PIMCO Income Opportunity Fund	11/30/07	Diversified
PIMCO Strategic Income Fund, Inc.	02/24/94	Diversified
PIMCO Dynamic Credit and Mortgage Income Fund	01/31/13	Diversified
PIMCO Dynamic Income Fund	05/30/12	Diversified

An investment in a Fund is not a deposit of a bank and is not guaranteed or insured by the Federal Deposit Insurance Corporation or any other government agency. It is possible to lose money on investments in the Funds.

The Trustees/Directors1 are responsible generally for overseeing the management of the Funds. The Trustees authorize the Funds to enter into service agreements with the Investment Manager and other service providers in order to provide, and in some cases authorize service providers to procure through other parties, necessary or desirable services on behalf of the Funds. Shareholders are not parties to or third-party beneficiaries of such service agreements. Neither a Fund’s original or any subsequent prospectus or Statement of Additional Information (SAI), any press release or shareholder report, any contracts filed as exhibits to a Fund’s registration statement, nor any other communications, disclosure documents or regulatory filings from or on behalf of a Fund creates a contract between or among any shareholders of a Fund, on the one hand, and the Fund, a service provider to the Fund, and/or the Trustees or officers of the Fund, on the other hand.

The Trustees (or the Funds and their officers, service providers or other delegates acting under authority of the Trustees) may amend its most recent or use a new prospectus or SAI with respect to a Fund, adopt and disclose new or amended policies and other changes in press releases and shareholder reports and/or amend, file and/or issue any other communications, disclosure documents or regulatory filings, and may amend or enter into any contracts to which a Fund is a party, and interpret the investment objective(s), policies, restrictions and contractual provisions applicable to any Fund, without shareholder input or approval, except in circumstances in which shareholder approval is specifically required by law (such as changes to fundamental investment policies) or where a shareholder approval requirement was specifically disclosed in a Fund’s prospectus, SAI or shareholder report and is otherwise still in effect.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Investment Advisers Act of 1940. The Proxy Policy has been adopted by the Funds as the policies and procedures that PIMCO will use when voting proxies on behalf of the Funds. A description of the policies and procedures that PIMCO uses to vote proxies relating to portfolio securities of each Fund, and information about how each Fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, are available without charge, upon request, by calling the Funds at (844) 33-PIMCO (844-337-4626), on the Funds’ website at www.pimco.com, and on the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

Each Fund files a complete schedule of its portfolio holdings with the SEC for the first and third quarters of its fiscal year on Form N-Q. A copy of each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and is available without charge, upon request by calling the Funds at (844) 33-PIMCO (844-337-4626) and on the Funds’ website at www.pimco.com.

Updated portfolio holdings information about a Fund will be available at www.pimco.com approximately 15 calendar days after such Fund’s most recent fiscal quarter end, and will remain accessible until such Fund files a Form N-Q or a shareholder report for the period which includes the date of the information. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[1]	Hereinafter, the terms “Trustee” or “Trustees” used herein shall refer to a Director or Directors of applicable Funds.

ANNUAL REPORT	JUNE 30, 2017	9

PCM Fund, Inc.

Symbol on NYSE - PCM

Allocation Breakdown as of 06/30/2017†§

Asset-Backed Securities	40.4%
Non-Agency Mortgage-Backed Securities	38.0%
Corporate Bonds & Notes	10.7%
Short-Term Instruments	3.9%
U.S. Government Agencies	2.7%
Loan Participations and Assignments	2.1%
Preferred Securities	1.2%
Other	1.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$11.23
NAV	$10.15
Premium/(Discount) to NAV	10.64%
Market Price Distribution Yield(2)	8.55%
NAV Distribution Yield(2)	9.46%
Total Effective Leverage(3)	42%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (09/02/93)
Market Price	33.80%	11.49%	12.44%	9.17%
NAV	21.15%	11.08%	11.04%	9.27%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PCM Fund, Inc.’s primary investment objective is to achieve high current income. Capital gains from the disposition of investments is a secondary objective of the Fund.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency Residential MBS (mortgage-backed securities) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to high yield corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to Commercial MBS contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to asset-backed securities (ABS) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to USD interest rates detracted from absolute performance, as interest rates rose.

10	PIMCO CLOSED-END FUNDS

PIMCO Global StocksPLUS® & Income Fund

Symbol on NYSE - PGP

Allocation Breakdown as of 06/30/2017†§

Non-Agency Mortgage-Backed Securities	36.8%
Corporate Bonds & Notes	33.4%
Short-Term Instruments	11.5%
Asset-Backed Securities	9.2%
U.S. Government Agencies	3.3%
Municipal Bonds & Notes	1.5%
Preferred Securities	1.4%
Sovereign Issues	1.0%
Other	1.9%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$18.40
NAV	$11.18
Premium/(Discount) to NAV	64.58%
Market Price Distribution Yield(2)	9.57%
NAV Distribution Yield(2)	15.74%
Total Effective Leverage(3)	35%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (05/31/05)
Market Price	5.06%	9.55%	11.67%	11.97%
NAV	37.48%	18.07%	11.59%	12.78%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Global StocksPLUS® & Income Fund’s primary investment objective is to seek total return comprised of current income, current gains and long-term capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»

The Fund’s exposure to equity index derivatives linked to the S&P 500 Index contributed to absolute returns over the twelve months ended June 30, 2017, as the S&P 500 Index returned 17.90% during the period.

»

The Fund’s exposure to equity index derivatives linked to the MSCI EAFE Index contributed to absolute returns over the twelve months ended June 30, 2017, as the MSCI EAFE Index returned 20.27% during the period.

»	The Fund’s bond alpha strategy added to returns. Drivers of performance included the following:

»	Holdings of non-agency mortgages added to returns, as this sector generated positive returns.

»	An allocation to high yield corporate bonds enhanced performance, as these holdings generated positive performance.

»	A defensive option strategy involving written calls and purchased puts on the S&P 500 index detracted from performance, as the S&P 500 Index returned 17.90% during the period.

»	The Fund’s use of paired swap transactions during the reporting period supported the Fund’s monthly distributions, but generally resulted in a decline in the Fund’s net asset value.

ANNUAL REPORT	JUNE 30, 2017	11

PIMCO Income Opportunity Fund

Symbol on NYSE - PKO

Allocation Breakdown as of 06/30/2017†§

Corporate Bonds & Notes	28.7%
Asset-Backed Securities	28.3%
Non-Agency Mortgage-Backed Securities	26.0%
Short-Term Instruments	6.4%
Loan Participations and Assignments	2.8%
Other	7.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$26.85
NAV	$25.17
Premium/(Discount) to NAV	6.67%
Market Price Distribution Yield(2)	8.49%
NAV Distribution Yield(2)	9.06%
Total Effective Leverage(3)	39%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	5 Year	Commencement of Operations (11/30/07)
Market Price	30.30%	12.38%	12.93%
NAV	24.48%	12.35%	12.70%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Income Opportunity Fund’s investment objective is to seek current income as a primary focus and also capital appreciation.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency Residential mortgage-backed securities (MBS) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to high yield corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to structured products contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to Commercial MBS contributed to absolute returns, as the sector generated positive total returns.

»	Exposure to USD interest rates detracted from absolute performance, as interest rates rose.

»	Exposure to GBP interest rates detracted from absolute performance, as interest rates rose.

12	PIMCO CLOSED-END FUNDS

PIMCO Strategic Income Fund, Inc.

Symbol on NYSE - RCS

Allocation Breakdown as of 06/30/2017†§

U.S. Government Agencies	61.9%
Non-Agency Mortgage-Backed Securities	14.0%
Corporate Bonds & Notes	7.3%
U.S. Treasury Obligations	7.0%
Asset-Backed Securities	6.4%
Short-Term Instruments	1.5%
Loan Participations and Assignments	1.2%
Other	0.7%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$10.19
NAV	$7.75
Premium/(Discount) to NAV	31.48%
Market Price Distribution Yield(2)	8.48%
NAV Distribution Yield(2)	11.15%
Total Effective Leverage(3)	25%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	5 Year	10 Year	Commencement of Operations (02/24/94)
Market Price	17.12%	9.14%	12.34%	9.67%
NAV	10.61%	9.22%	11.16%	8.71%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

The primary investment objective of PIMCO Strategic Income Fund, Inc. is to generate a level of income that is higher than that generated by high quality, intermediate-term U.S. debt securities. The Fund also seeks capital appreciation to the extent consistent with this objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-Agency Residential mortgage-backed securities (MBS) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to 30-year conventional MBS contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to high yield corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to investment grade corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to Commercial MBS contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to USD interest rates detracted from absolute performance, as interest rates rose.

ANNUAL REPORT	JUNE 30, 2017	13

PIMCO Dynamic Credit and Mortgage Income Fund

Symbol on NYSE - PCI

Allocation Breakdown as of 06/30/2017†§

Asset-Backed Securities	45.2%
Non-Agency Mortgage-Backed Securities	29.6%
Corporate Bonds & Notes	16.4%
Short-Term Instruments	3.0%
U.S. Government Agencies	1.8%
Other	4.0%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$22.32
NAV	$22.91
Premium/(Discount) to NAV	(2.58)%
Market Price Distribution Yield(2)	8.82%
NAV Distribution Yield(2)	8.59%
Total Effective Leverage(3)	46%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	Commencement of Operations (01/31/13)
Market Price	32.10%	8.82%
NAV	26.47%	8.59%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Credit and Mortgage Income Fund’s primary investment objective is to seek current income and capital appreciation as a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency Residential mortgage-backed securities (MBS) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to high yield corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to structured products contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to Commercial MBS contributed to absolute returns, as the sector generated positive total returns.

»	Exposure to USD interest rates detracted from absolute performance, as interest rates rose.

»	Exposure to GBP interest rates detracted from absolute performance, as interest rates rose.

14	PIMCO CLOSED-END FUNDS

PIMCO Dynamic Income Fund

Symbol on NYSE - PDI

Allocation Breakdown as of 06/30/2017†§

Non-Agency Mortgage-Backed Securities	48.0%
Asset-Backed Securities	26.6%
Corporate Bonds & Notes	15.0%
Short-Term Instruments	6.1%
U.S. Government Agencies	2.2%
Loan Participations and Assignments	1.3%
Other	0.8%
†	% of Investments, at value.

§	Allocation Breakdown and % of investments exclude securities sold short and financial derivative instruments, if any.

Fund Information (as of June 30, 2017)(1)

Market Price	$30.18
NAV	$28.32
Premium/(Discount) to NAV	6.57%
Market Price Distribution Yield(2)	8.77%
NAV Distribution Yield(2)	9.34%
Total Effective Leverage(3)	47%

Average Annual Total Return(1) for the period ended June 30, 2017
	1 Year	5 Year	Commencement of Operations (05/30/12)
Market Price	27.07%	18.41%	18.54%
NAV	24.22%	17.79%	18.31%

All Fund returns are net of fees and expenses.

(1)

Performance quoted represents past performance. Past performance is not a guarantee or a reliable indicator of future results. Current performance may be lower or higher than performance shown. Investment return and the principal value of an investment will fluctuate. Total return, market price, NAV, market price distribution yield, and NAV distribution yield will fluctuate with changes in market conditions. For performance current to the most recent month-end, visit www.pimco.com or call (844) 33-PIMCO.

(2)

Distribution yields are not performance and are calculated by annualizing the most recent distribution per share and dividing by the NAV or market price, as applicable, as of the reported date. Distributions may be comprised of ordinary income, net capital gains, and/or a return of capital (ROC) of your investment in the Fund. Because the distribution rate may include a ROC, it should not be confused with yield or income. If the Fund estimates that a portion of its distribution may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of the estimated composition of such distribution through a Section 19 Notice. Please refer to the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Please visit www.pimco.com for most recent Section 19 Notice, if applicable. Final determination of a distribution’s tax character will be made on Form 1099 DIV sent to shareholders each January.

(3)

Represents total effective leverage outstanding, as a percentage of total managed assets. Total effective leverage consists of preferred shares, reverse repurchase agreements and other borrowings, credit default swap notional and floating rate notes issued in tender option bond transactions, as applicable (collectively “Total Effective Leverage”). The Fund may engage in other transactions not included in Total Effective Leverage disclosed above that may give rise to a form of leverage, including certain derivative transactions. For the purpose of calculating Total Effective Leverage outstanding as a percentage of total managed assets, total managed assets refer to total assets (including assets attributable to Total Effective Leverage that may be outstanding) minus accrued liabilities (other than liabilities representing Total Effective Leverage).

Investment Objective and Strategy Overview

PIMCO Dynamic Income Fund’s primary investment objective is to seek current income, and capital appreciation is a secondary objective.

Fund Insights at NAV

The following affected performance during the reporting period:

»	Exposure to non-agency Residential mortgage-backed securities (MBS) contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to high yield corporate bonds contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to structured products contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to Commercial MBS contributed to absolute returns, as the sector generated positive total returns.

»	Exposure to emerging market debt contributed to absolute performance, as the sector generated positive total returns.

»	Exposure to USD interest rates detracted from absolute performance, as interest rates rose.

»	Exposure to GBP interest rates detracted from absolute performance, as interest rates rose.

ANNUAL REPORT	JUNE 30, 2017	15

Financial Highlights

		Investment Operations			Less Distributions(b)

	Net Asset Value Beginning of Year or Period	Net Investment Income(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Net Realized Capital Gains	Tax Basis Return of Capital	Total

PCM Fund, Inc.
06/30/2017	$9.71	$0.98	$0.92	$1.90	$(1.46)	$0.00	$0.00	$(1.46)
06/30/2016	10.68	1.22	(1.23)	(0.01)	(0.96)	0.00	0.00	(0.96)
01/01/2015 - 06/30/2015(e)	10.72	0.44	0.00 ^	0.44	(0.48)	0.00	0.00	(0.48	)(i)
12/31/2014	11.17	0.94	(0.34)	0.60	(1.05)	0.00	0.00	(1.05)
12/31/2013	11.35	1.12	(0.20)	0.92	(1.10)	0.00	0.00	(1.10)
12/31/2012	9.48	1.06	1.93	2.99	(1.12)	0.00	0.00	(1.12)

PIMCO Global StocksPLUS® & Income Fund
06/30/2017	$9.76	$1.15	$2.14	$3.29	$(1.67)	$0.00	$(0.20)	$(1.87)
06/30/2016	12.88	1.15	(2.07)	(0.92)	(2.02)	0.00	(0.18)	(2.20)
04/01/2015 - 06/30/2015(f)	12.82	0.34	0.27	0.61	(0.55)	0.00	0.00	(0.55	)(i)
03/31/2015	14.72	1.15	(0.85)	0.30	(2.20)	0.00	0.00	(2.20)
03/31/2014	14.32	1.39	1.21	2.60	(2.20)	0.00	0.00	(2.20)
03/31/2013	12.57	1.38	2.57	3.95	(2.20)	0.00	0.00	(2.20)

PIMCO Income Opportunity Fund
06/30/2017	$22.59	$2.28	$2.92	$5.20	$(2.56)	$0.00	$(0.06)	$(2.62)
06/30/2016	25.94	2.33	(2.89)	(0.56)	(2.28)	(0.51)	0.00	(2.79)
11/01/2014 - 06/30/2015(g)	28.38	1.54	(0.86)	0.68	(2.34)	(0.77)	(0.01)	(3.12	)(i)
10/31/2014	28.67	2.71	(0.12)	2.59	(2.88)	0.00	0.00	(2.88)
10/31/2013	27.86	2.87	0.77	3.64	(2.83)	0.00	0.00	(2.83)
10/31/2012	24.62	2.61	3.69	6.30	(3.06)	0.00	0.00	(3.06)

PIMCO Strategic Income Fund, Inc.
06/30/2017	$7.89	$0.70	$0.08	$0.78	$(0.80)	$0.00	$(0.12)	$(0.92)
06/30/2016	8.58	0.76	(0.45)	0.31	(1.00)	0.00	0.00	(1.00)
02/01/2015 - 06/30/2015(h)	8.57	0.30	0.11	0.41	(0.40)	0.00	0.00	(0.40	)(i)
01/31/2015	9.24	0.90	(0.55)	0.35	(1.02)	0.00	0.00	(1.02)
01/31/2014	9.66	0.99	(0.30)	0.69	(1.11)	0.00	0.00	(1.11)
01/31/2013	8.91	1.05	0.95	2.00	(1.25)	0.00	0.00	(1.25)

PIMCO Dynamic Credit and Mortgage Income Fund (Consolidated)
06/30/2017	$20.43	$1.62	$3.46	$5.08	$(2.60)	$0.00	$0.00	$(2.60)
06/30/2016	23.00	2.01	(2.40)	(0.39)	(2.18)	0.00	0.00	(2.18)
01/01/2015 - 06/30/2015(e)	22.83	0.76	0.35	1.11	(0.94)	0.00	0.00	(0.94	)(i)
12/31/2014	24.04	1.79	(0.53)	1.26	(2.47)	0.00	0.00	(2.47)
01/31/2013 -12/31/2013	23.88	1.33	0.76	2.09	(1.68)	(0.24)	0.00	(1.92)

PIMCO Dynamic Income Fund (Consolidated)
06/30/2017	$26.56	$2.60	$3.18	$5.78	$(4.10)	$0.00	$0.00	$(4.10)
06/30/2016	31.38	3.87	(3.45)	0.42	(4.25)	(0.99)	0.00	(5.24)
04/01/2015 - 06/30/2015(f)	30.74	0.80	0.47	1.27	(0.63)	0.00	0.00	(0.63)
03/31/2015	32.11	3.25	(0.49)	2.76	(4.13)	0.00	0.00	(4.13)
03/31/2014	30.69	3.70	1.24	4.94	(3.29)	(0.23)	0.00	(3.52)
05/30/2012 - 03/31/2013	23.88	2.79	6.50	9.29	(2.18)	(0.27)	0.00	(2.45)

*	Annualized
^	Reflects an amount rounding to less than one cent.
(a)	Per share amounts based on average number of shares outstanding during the year or period.
(b)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

(c)

Total investment return is calculated assuming a purchase of a share at the market price on the first day and a sale of a share at the market price on the last day of each year reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds’ dividend reinvestment plan. Total investment return does not reflect brokerage commissions in connection with the purchase or sale of Fund shares.

(d)

Interest expense primarily relates to participation in borrowing and financing transactions. See Note 5, Borrowings and Other Financing Transactions, in the Notes to Financial Statements for more information.

(e)	Fiscal year end changed from December 31st to June 30th.
(f)	Fiscal year end changed from March 31st to June 30th.
(g)	Fiscal year end changed from October 31st to June 30th.
(h)	Fiscal year end changed from January 31st to June 30th.
(i)

Total distributions for the period ended June 30, 2015 may be lower than prior fiscal years due to fiscal year end changes resulting in a reduction of the amount of days in the period ended June 30, 2015.

16	PIMCO CLOSED-END FUNDS	See Accompanying Notes

					Common Share			Ratios/Supplemental Data
									Ratios to Average Net Assets
Increase resulting from at-the-market offering		Offering Cost Charged to Paid in Capital			Net Assets Value End of Year or Period	Market Price End of Year or Period	Total Investment Return(c)	Net Assets End of Year or Period (000s)	Expenses(d)		Expenses Excluding Waivers(d)		Expenses Excluding Interest Expense(d)		Expenses Excluding Interest Expense and Waivers(d)		Net Investment Income (Loss)		Portfolio Turnover Rate

$	N/A	$	N/A		$10.15	$11.23	33.80%	$117,402	3.05%		3.05%		1.54%		1.54%		9.81%		13%
	N/A		N/A		9.71	9.72	6.91	112,099	2.69		2.69		1.58		1.58		12.25		12
	N/A		N/A		10.68	10.05	(1.28)	123,235	2.26	*	2.26	*	1.54	*	1.54	*	8.32	*	20
	N/A		N/A		10.72	10.65	0.34	123,633	1.89		1.89		1.40		1.40		8.38		11
	N/A		N/A		11.17	11.65	6.49	128,672	2.05		2.05		1.52		1.52		9.75		6
	N/A		N/A		11.35	12.02	23.34	130,461	2.59		2.59		1.76		1.76		10.05		13

$	N/A	$	N/A		$11.18	$18.40	5.06%	$119,538	3.20%		3.20%		1.88%		1.88%		11.09%		25%
	N/A		N/A		9.76	19.53	31.38	103,627	2.75		2.75		1.82		1.82		10.56		26
	N/A		N/A		12.88	16.92	(21.82)	135,468	2.34	*	2.34	*	1.72	*	1.72	*	10.35	*	3
	N/A		N/A		12.82	22.27	4.05	134,594	2.30		2.30		1.78		1.78		8.29		92
	N/A		N/A		14.72	23.67	19.44	153,393	1.94		1.94		1.67		1.67		9.62		197
	N/A		N/A		14.32	21.95	21.57	148,170	2.64		2.64		2.10		2.10		10.75		33

$	N/A	$	N/A		$25.17	$26.85	30.30%	$378,706	2.94%		2.94%		1.72%		1.72%		9.57%		28%
	N/A		N/A		22.59	23.00	7.87	338,292	2.63		2.63		1.73		1.73		9.99		16
	N/A		N/A		25.94	24.20	0.22	388,353	2.43	*	2.43	*	1.79	*	1.79	*	8.93	*	14
	N/A		N/A		28.38	27.26	4.39	424,632	2.01		2.01		1.65		1.65		9.44		175
	N/A		N/A		28.67	28.90	6.81	426,561	1.93		1.93		1.66		1.66		10.03		65
	N/A		N/A		27.86	29.85	26.98	411,976	2.29		2.29		1.86		1.86		10.38		57

$	N/A	$	N/A		$7.75	$10.19	17.12%	$329,673	1.52%		1.52%		0.97%		0.97%		8.94%		8%
	N/A		N/A		7.89	9.61	24.14	332,051	1.27		1.27		0.96		0.96		9.43		39
	N/A		N/A		8.58	8.69	(5.81)	357,692	1.16	*	1.16	*	0.96	*	0.96	*	8.58	*	17
	N/A		N/A		8.57	9.65	5.92	355,942	1.18		1.18		0.98		0.98		10.01		90
	N/A		N/A		9.24	10.12	(4.58)	379,762	1.39		1.39		1.00		1.00		10.48		208
	N/A		N/A		9.66	11.84	12.21	392,317	1.55		1.55		1.00		1.00		11.14		293

$	N/A	$	N/A		$22.91	$22.32	32.10%	$3,144,154	3.80%		3.80%		2.09%		2.09%		7.41%		32%
	N/A		N/A		20.43	19.13	6.69	2,804,003	3.20		3.20		2.03		2.03		9.63		26
	N/A		N/A		23.00	20.18	2.23	3,155,689	2.63	*	2.63	*	1.97	*	1.97	*	6.71	*	31
	N/A		(0.00	)^	22.83	20.65	2.68	3,132,146	2.36		2.36		1.91		1.91		7.29		35
	N/A		(0.01)		24.04	22.48	(2.79)	3,298,673	1.52	*	1.52	*	1.42	*	1.42	*	6.06	*	76

	$0.08		$0.00	^	$28.32	$30.18	27.07%	$1,372,674	4.08%		4.08%		2.14%		2.14%		9.58%		20%
	N/A		N/A		26.56	27.57	13.75	1,222,499	3.60		3.60		2.12		2.12		13.67		13
	N/A		N/A		31.38	29.21	2.87	1,426,891	2.83	*	2.83	*	2.01	*	2.01	*	10.23	*	5
	N/A		N/A		30.74	29.00	9.04	1,397,987	3.12		3.12		2.12		2.12		9.98		10
	N/A		N/A		32.11	30.32	9.62	1,458,961	3.15		3.15		2.17		2.17		11.90		18
	N/A		(0.03)		30.69	31.10	35.21	1,393,099	2.91	*	2.91	*	2.04	*	2.04	*	12.04	*	16

ANNUAL REPORT	JUNE 30, 2017	17

Statements of Assets and Liabilities

June 30, 2017

(Amounts in thousands†, except per share amounts)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Assets:
Investments, at value
Investments in securities*	$183,505	$153,842	$579,240	$917,690
Financial Derivative Instruments
Exchange-traded or centrally cleared	94	894	476	697
Over the counter	0	328	743	618
Cash	1	3	516	0
Deposits with counterparty	1,408	23,207	7,340	579
Receivable for investments sold	8,369	2,934	18,127	1,099
Receivable for mortgage dollar rolls	0	0	0	496,724
Interest and/or dividends receivable	835	1,422	3,544	2,989
Other assets	1	1	1	2
Total Assets	194,213	182,631	609,987	1,420,398

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$73,354	$56,076	$212,123	$84,359
Payable for sale-buyback transactions	0	0	0	37,170
Payable for mortgage dollar rolls	0	0	0	496,724
Financial Derivative Instruments
Exchange-traded or centrally cleared	151	1,152	567	86
Over the counter	1,811	1,688	5,136	2,864
Payable for investments purchased	394	2,014	9,516	3,821
Payable for investments purchased on a delayed-delivery basis	0	4	12	10
Payable for TBA investments purchased	0	0	0	461,766
Deposits from counterparty	0	260	141	302
Distributions payable to common shareholders	925	1,569	2,859	3,063
Overdraft due to custodian	2	143	354	17
Accrued management fees	144	173	540	277
Other liabilities	30	14	33	266
Total Liabilities	76,811	63,093	231,281	1,090,725

Net Assets	$117,402	$119,538	$378,706	$329,673

Net Asset Consist of:
Shares:
Par value ($0.001 per share), ($0.00001 per share), ($0.00001 per share), ($0.00001 per share)	$0	$0	$0	$0
Paid in capital in excess of par	112,052	142,045	344,027	353,084
Undistributed (overdistributed) net investment income	1,113	(2,155)	(2,777)	(3,133)
Accumulated undistributed net realized gain (loss)	(4,892)	(30,076)	(8,475)	(38,832)
Net unrealized appreciation (depreciation)	9,129	9,724	45,931	18,554

Net Assets Applicable to Common Shareholders	$117,402	$119,538	$378,706	$329,673

Common Shares Issued and Outstanding	11,563	10,694	15,045	42,535

Net Asset Value Per Common Share	$10.15	$11.18	$25.17	$7.75

Cost of investments in securities	$174,541	$143,735	$536,038	$907,061
Cost or premiums of financial derivative instruments, net	$(2,041)	$(1,509)	$(4,955)	$(2,276)

* Includes repurchase agreements of:	$5,317	$15,999	$32,499	$13,129

†	A zero balance may reflect actual amounts rounding to less than one thousand.

18	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Assets and Liabilities

June 30, 2017

(Amounts in thousands†, except per share amounts)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Assets:
Investments, at value
Investments in securities*	$5,467,274	$2,520,402
Financial Derivative Instruments
Exchange-traded or centrally cleared	3,612	1,291
Over the counter	3,966	1,429
Cash	12,594	1,311
Deposits with counterparty	107,709	19,920
Receivable for investments sold	314,976	51,149
Receivable for Fund shares sold	0	841
Interest and/or dividends receivable	25,603	12,292
Other assets	8	250
Total Assets	5,935,742	2,608,885

Liabilities:
Borrowings & Other Financing Transactions
Payable for reverse repurchase agreements	$2,580,482	$1,137,401
Financial Derivative Instruments
Exchange-traded or centrally cleared	5,173	1,676
Over the counter	27,111	19,217
Payable for investments purchased	130,474	53,152
Payable for investments purchased on a delayed-delivery basis	100	44
Deposits from counterparty	10,472	6,844
Distributions payable to common shareholders	22,513	10,617
Overdraft due to custodian	9,365	4,359
Accrued management fees	5,685	2,486
Other liabilities	213	415
Total Liabilities	2,791,588	1,236,211

Net Assets	$3,144,154	$1,372,674

Net Asset Consist of:
Shares:
Par value ($0.00001 per share)	$1	$0
Paid in capital in excess of par	3,274,390	1,170,856
Undistributed (overdistributed) net investment income	(10,953)	(5,329)
Accumulated undistributed net realized gain (loss)	(164,458)	(20,044)
Net unrealized appreciation (depreciation)	45,174	227,191

Net Assets Applicable to Common Shareholders	$3,144,154	$1,372,674

Common Shares Issued and Outstanding	137,221	48,460

Net Asset Value Per Common Share	$22.91	$28.32

Cost of investments in securities	$5,330,504	$2,283,949
Cost or premiums of financial derivative instruments, net	$(16,484)	$(33,326)

* Includes repurchase agreements of:	$142,200	$136,982

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2017	19

Statements of Operations

Year Ended June 30, 2017
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Investment Income:
Interest, net of foreign taxes*	$14,822	$15,731	$43,711	$34,451
Dividends	5	62	1,084	15
Miscellaneous income	2	0	0	6
Total Income	14,829	15,793	44,795	34,472

Expenses:
Management fees	1,757	2,045	6,078	3,144
Trustee fees and related expenses	22	18	62	60
Interest expense	1,745	1,464	4,372	1,808
Miscellaneous expense	1	13	9	0
Total Expenses	3,525	3,540	10,521	5,012

Net Investment Income (Loss)	11,304	12,253	34,274	29,460

Net Realized Gain (Loss):
Investments in securities	(445)	3,426	3,582	2,395
Exchange-traded or centrally cleared financial derivative instruments	80	9,275	(2,714)	(1,760)
Over the counter financial derivative instruments	76	10,065	3,588	2,127
Foreign currency	0	29	(17)	128

Net Realized Gain (Loss)	(289)	22,795	4,439	2,890

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	10,906	3,158	37,288	(15,808)
Exchange-traded or centrally cleared financial derivative instruments	(145)	(3,044)	5,639	17,334
Over the counter financial derivative instruments	182	13	(1,897)	(1,111)
Foreign currency assets and liabilities	0	(704)	(1,627)	(37)

Net Change in Unrealized Appreciation (Depreciation)	10,943	(577)	39,403	378

Net Increase (Decrease) in Net Assets Resulting from Operations	$21,958	$34,471	$78,116	$32,728

* Foreign tax withholdings	$0	$0	$1	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

20	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Statements of Operations

Year Ended June 30, 2017
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Investment Income:
Interest, net of foreign taxes*	$334,318	$172,595
Dividends	1,337	93
Total Income	335,655	172,688

Expenses:
Management fees	62,050	26,759
Trustee fees and related expenses	478	220
Interest expense	51,259	24,551
Miscellaneous expense	103	36
Total Expenses	113,890	51,566

Net Investment Income (Loss)	221,765	121,122

Net Realized Gain (Loss):
Investments in securities	35,796	375
Exchange-traded or centrally cleared financial derivative instruments	98,699	16,555
Over the counter financial derivative instruments	17,204	11,823
Foreign currency	1,409	2,919

Net Realized Gain (Loss)	153,108	31,672

Net Change in Unrealized Appreciation (Depreciation):
Investments in securities	465,468	135,753
Exchange-traded or centrally cleared financial derivative instruments	(92,065)	(8,051)
Over the counter financial derivative instruments	(18,910)	(6,374)
Foreign currency assets and liabilities	(32,610)	(3,029)

Net Change in Unrealized Appreciation (Depreciation)	321,883	118,299

Net Increase (Decrease) in Net Assets Resulting from Operations	$696,756	$271,093

* Foreign tax withholdings	$12	$0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

ANNUAL REPORT	JUNE 30, 2017	21

Statements of Changes in Net Assets

	PCM Fund, Inc.		PIMCO Global StocksPLUS® & Income Fund

(Amounts in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$11,304	$14,041	$12,253	$12,107
Net realized gain (loss)	(289)	4,847	22,795	(4,285)
Net change in unrealized appreciation (depreciation)	10,943	(18,989)	(577)	(18,012)

Net Increase (Decrease) in Net Assets Resulting from Operations	21,958	(101)	34,471	(10,190)

Distributions to Common Shareholders:
From net investment income	(16,862)	(11,077)	(17,812)	(21,340)
From net realized capital gains	0	0	0	0
Tax basis return of capital	0	0	(2,117)	(1,918)

Total Distributions to Common Shareholders(a)	(16,862)	(11,077)	(19,929)	(23,258)

Common Share Transactions**:
Issued as reinvestment of distributions	207	42	1,369	1,607

Total Increase (Decrease) in Net Assets	5,303	(11,136)	15,911	(31,841)

Net Assets Applicable to Common Shareholders:
Beginning of year	112,099	123,235	103,627	135,468
End of year*	$117,402	$112,099	$119,538	$103,627

* Including undistributed (overdistributed) net investment income of:	$1,113	$4,244	$(2,155)	$(2,326)

** Common Share Transactions:
Shares issued as reinvestment of distributions	21	4	80	96

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

22	PIMCO CLOSED-END FUNDS	See Accompanying Notes

PIMCO Income Opportunity Fund		PIMCO Strategic Income Fund, Inc.

Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

$34,274	$34,942	$29,460	$31,977
4,439	5,713	2,890	(14,799)
39,403	(49,146)	378	(4,489)

78,116	(8,491)	32,728	12,689

(38,429)	(34,129)	(33,902)	(41,907)
0	(7,634)	0	0
(899)	0	(5,051)	0

(39,328)	(41,763)	(38,953)	(41,907)

1,626	193	3,847	3,577

40,414	(50,061)	(2,378)	(25,641)

338,292	388,353	332,051	357,692
$378,706	$338,292	$329,673	$332,051

$(2,777)	$(4,500)	$(3,133)	$(1,926)

68	9	419	416

ANNUAL REPORT	JUNE 30, 2017	23

Consolidated Statements of Changes in Net Assets

	PIMCO Dynamic Credit and Mortgage Income Fund		PIMCO Dynamic Income Fund

(Amounts in thousands†)	Year Ended June 30, 2017	Year Ended June 30, 2016	Year Ended June 30, 2017	Year Ended June 30, 2016

Increase (Decrease) in Net Assets from:

Operations:
Net investment income (loss)	$221,765	$276,227	$121,122	$176,980
Net realized gain (loss)	153,108	(88,323)	31,672	(197)
Net change in unrealized appreciation (depreciation)	321,883	(240,018)	118,299	(157,227)

Net Increase (Decrease) in Net Assets Resulting from Operations	696,756	(52,114)	271,093	19,556

Distributions to Common Shareholders:
From net investment income	(356,605)	(299,572)	(190,382)	(193,676)
From net realized capital gains	0	0	0	(45,024)

Total Distributions to Common Shareholders(a)	(356,605)	(299,572)	(190,382)	(238,700)

Common Share Transactions**:
Net proceeds from at-the-market offering	0	0	51,315	0
Net at-the-market offering costs	0	0	96	0
Issued as reinvestment of distributions	0	0	18,053	14,752
Net increase (decrease) resulting from common share transactions	0	0	69,464	14,752

Total Increase (Decrease) in Net Assets	340,151	(351,686)	150,175	(204,392)

Net Assets Applicable to Common Shareholders:
Beginning of year	2,804,003	3,155,689	1,222,499	1,426,891
End of year*	$3,144,154	$2,804,003	$1,372,674	$1,222,499

* Including undistributed (overdistributed) net investment income of:	$(10,953)	$40,338	$(5,329)	$35,233

** Common Share Transactions:
Shares sold	0	0	1,768	0
Shares issued as reinvestment of distributions	0	0	667	546
Net increase (decrease) in common share transactions	0	0	2,435	546

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(a)

The tax characterization of distributions is determined in accordance with federal income tax regulations. See Note 2, Distributions—Common Shares, in the Notes to Financial Statements for more information.

24	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Statements of Cash Flows

Year Ended June 30, 2017
(Amounts in thousands†)	PCM Fund, Inc.	PIMCO Global StocksPLUS® & Income Fund	PIMCO Income Opportunity Fund	PIMCO Strategic Income Fund, Inc.

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$21,958	$34,471	$78,116	$32,728

Adjustments to Reconcile Net Increase in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(57,408)	(47,398)	(200,580)	(227,940)
Proceeds from sales of long-term securities	71,042	61,163	239,576	145,545
(Purchases) Proceeds from sales of short-term portfolio investments, net	6,850	3,756	(15,539)	(1,126)
(Increase) decrease in deposits with counterparty	188	(4,006)	(4,861)	1,575
(Increase) decrease in receivable for investments sold	(2,816)	(589)	(12,951)	(1,088)
(Increase) decrease in interest and/or dividends receivable	216	(197)	(54)	(63)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	3	6,509	3,227	15,737
Proceeds from (Payments on) over the counter financial derivative instruments	489	10,174	3,183	3,702
(Increase) decrease in other assets	1	1	2	1
Increase (decrease) in payable for investments purchased	394	418	7,254	95,042
Increase (decrease) in deposits from counterparty	0	240	(2,420)	(5,699)
Increase (decrease) in accrued management fees	1	8	61	19
Proceeds from (Payments on) foreign currency transactions	0	32	109	91
Increase (Decrease) in other liabilities	0	8	20	(38)
Net Realized (Gain) Loss
Investments in securities	445	(3,426)	(3,582)	(2,395)
Exchange-traded or centrally cleared financial derivative instruments	(80)	(9,275)	2,714	1,760
Over the counter financial derivative instruments	(76)	(10,065)	(3,588)	(2,127)
Foreign currency	0	(29)	17	(128)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(10,906)	(3,158)	(37,288)	15,808
Exchange-traded or centrally cleared financial derivative instruments	145	3,044	(5,639)	(17,334)
Over the counter financial derivative instruments	(182)	(13)	1,897	1,111
Foreign currency assets and liabilities	0	704	1,627	37
Net amortization (accretion) on investments	(518)	(166)	(4,061)	1,311

Net Cash Provided by (Used for) Operating Activities	29,746	42,206	47,240	56,529

Cash Flows Received from (Used for) Financing Activities:
Increase (decrease) in overdraft due to custodian	2	143	354	17
Cash distributions paid*	(16,654)	(18,937)	(37,689)	(35,412)
Proceeds from reverse repurchase agreements	244,763	274,046	878,948	554,316
Payments on reverse repurchase agreements	(258,278)	(297,510)	(888,771)	(573,289)
Proceeds from sale-buyback transactions	0	0	0	1,627,514
Payments on sale-buyback transactions	0	0	0	(1,630,239)
Proceeds from mortgage dollar rolls	0	0	0	5,595,226
Payments on mortgage dollar rolls	0	0	0	(5,595,226)

Net Cash Received from (Used for) Financing Activities	(30,167)	(42,258)	(47,158)	(57,093)

Net Increase (Decrease) in Cash and Foreign Currency	(421)	(52)	82	(564)

Cash and Foreign Currency:
Beginning of year	422	55	434	564
End of year	$1	$3	$516	$0

* Reinvestment of distributions	$207	$1,369	$1,626	$3,847

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$1,610	$1,564	$4,273	$1,759

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

ANNUAL REPORT	JUNE 30, 2017	25

Consolidated Statements of Cash Flows

Year Ended June 30, 2017
(Amounts in thousands†)	PIMCO Dynamic Credit and Mortgage Income Fund	PIMCO Dynamic Income Fund

Cash Flows Provided by (Used for) Operating Activities:

Net increase (decrease) in net assets resulting from operations	$696,756	$271,093

Adjustments to Reconcile Net Increase (Decrease) in Net Assets from Operations to Net Cash Provided by (Used for) Operating Activities:
Purchases of long-term securities	(2,449,387)	(776,519)
Proceeds from sales of long-term securities	2,467,153	692,265
(Purchases) Proceeds from sales of short-term portfolio investments, net	118,256	(25,982)
(Increase) decrease in deposits with counterparty	(4,497)	9,790
(Increase) decrease in receivable for investments sold	(248,094)	(45,685)
(Increase) decrease in interest and/or dividends receivable	1,003	(2,404)
Proceeds from (Payments on) exchange-traded or centrally cleared financial derivative instruments	10,755	10,237
Proceeds from (Payments on) over the counter financial derivative instruments	27,418	13,978
(Increase) decrease in other assets	4	(245)
Increase (decrease) in payable for investments purchased	101,381	33,897
Increase (decrease) in deposits from counterparty	(8,904)	(5,255)
Increase (decrease) in accrued management fees	854	362
Proceeds from (Payments on) foreign currency transactions	2,102	3,181
Increase (decrease) in other liabilities	106	366
Net Realized (Gain) Loss
Investments in securities	(35,796)	(375)
Exchange-traded or centrally cleared financial derivative instruments	(98,699)	(16,555)
Over the counter financial derivative instruments	(17,204)	(11,823)
Foreign currency	(1,409)	(2,919)
Net Change in Unrealized (Appreciation) Depreciation
Investments in securities	(465,468)	(135,753)
Exchange-traded or centrally cleared financial derivative instruments	92,065	8,051
Over the counter financial derivative instruments	18,910	6,374
Foreign currency assets and liabilities	32,610	3,029
Net amortization (accretion) on investments	(46,568)	(17,017)

Net Cash Provided by (Used for) Operating Activities	193,347	12,091

Cash Flows Received from (Used for) Financing Activities:
Net proceeds from at-the-market offering	0	50,474
Net at-the-market offering costs	0	96
Increase (decrease) in overdraft due to custodian	8,772	4,247
Cash distributions paid*	(356,605)	(171,860)
Proceeds from reverse repurchase agreements	9,117,003	3,252,589
Payments on reverse repurchase agreements	(8,950,660)	(3,146,479)

Net Cash Received from (Used for) Financing Activities	(181,490)	(10,933)

Net Increase (Decrease) in Cash and Foreign Currency	11,857	1,158

Cash and Foreign Currency:
Beginning of year	737	153
End of year	$12,594	$1,311

* Reinvestment of distributions	$0	$18,053

Supplemental Disclosure of Cash Flow Information:
Interest expense paid during the year	$49,807	$23,074

†	A zero balance may reflect actual amounts rounding to less than one thousand.

A Statement of Cash Flows is presented when a Fund had a significant amount of borrowing during the year, based on the average total borrowing outstanding in relation to total assets or when substantially all of a Fund’s investments were not classified as Level 1 or 2 in the fair value hierarchy.

26	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PCM Fund, Inc.

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 156.3%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%
Cactus Wellhead LLC
7.226% due 07/31/2020	$486	$470
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018	340	341
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021	431	438
iHeartCommunications, Inc.
7.976% due 01/30/2019	3,000	2,460
Sequa Mezzanine Holdings LLC
6.672% due 11/28/2021	40	40
10.172% due 04/28/2022	20	21

Total Loan Participations and Assignments (Cost $4,252)		3,770

CORPORATE BONDS & NOTES 16.7%

BANKING & FINANCE 4.4%
Brighthouse Financial, Inc.
3.700% due 06/22/2027	20	20
4.700% due 06/22/2047	20	20
Cantor Fitzgerald LP
7.875% due 10/15/2019 (k)	740	815
CyrusOne LP
5.000% due 03/15/2024	7	7
5.375% due 03/15/2027	4	4
Exela Intermediate LLC
10.000% due 07/15/2023 (c)	23	23
Exeter Finance Corp.
9.750% due 05/20/2019	800	780
Howard Hughes Corp.
5.375% due 03/15/2025	14	14
Jefferies Finance LLC
7.500% due 04/15/2021 (k)	187	195
Jefferies LoanCore LLC
6.875% due 06/01/2020 (k)	1,000	1,010
Navient Corp.
5.875% due 03/25/2021	465	493
OneMain Financial Holdings LLC
6.750% due 12/15/2019	9	9
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022	10	10
Provident Funding Associates LP
6.375% due 06/15/2025	6	6
Springleaf Finance Corp.
5.250% due 12/15/2019	14	15
6.125% due 05/15/2022	133	141
7.750% due 10/01/2021	150	168
8.250% due 12/15/2020 (k)	900	1,013
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)	1,836	445

		5,188

INDUSTRIALS 11.4%
BMC Software Finance, Inc.
8.125% due 07/15/2021	72	75
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(k)	1,017	1,021
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(h)(k)	3,091	3,988
9.000% due 02/15/2020 ^(h)	179	232
10.000% due 12/15/2018 ^	60	56
CDK Global, Inc.
4.875% due 06/01/2027	4	4
Charter Communications Operating LLC
5.375% due 05/01/2047	13	14
Chemours Co.
5.375% due 05/15/2027	8	8
Chesapeake Energy Corp.
4.408% due 04/15/2019	10	10

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Community Health Systems, Inc.
6.250% due 03/31/2023	$32	$33
CVS Pass-Through Trust
5.880% due 01/10/2028 (k)	1,277	1,432
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (k)	500	533
Dynegy, Inc.
8.034% due 02/02/2024	515	489
EW Scripps Co.
5.125% due 05/15/2025	5	5
First Quality Finance Co., Inc.
5.000% due 07/01/2025	7	7
Fresh Market, Inc.
9.750% due 05/01/2023 (k)	350	294
HCA, Inc.
5.500% due 06/15/2047	20	21
Hexion, Inc.
13.750% due 02/01/2022	11	10
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (k)	1,700	1,657
KFC Holding Co.
4.750% due 06/01/2027	13	13
Molina Healthcare, Inc.
4.875% due 06/15/2025	4	4
PetSmart, Inc.
5.875% due 06/01/2025	31	30
Prime Security Services Borrower LLC
9.250% due 05/15/2023	118	129
Scientific Games International, Inc.
10.000% due 12/01/2022	158	174
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)	19	19
5.000% due 08/01/2027 (c)	7	7
Surgery Center Holdings, Inc.
6.750% due 07/01/2025	4	4
Tenet Healthcare Corp.
4.625% due 07/15/2024	55	55
THC Escrow Corp.
4.625% due 07/15/2024	10	10
UAL Pass-Through Trust
6.636% due 01/02/2024 (k)	539	586
UCP, Inc.
8.500% due 10/21/2017	1,300	1,292
VeriSign, Inc.
4.750% due 07/15/2027	4	4
Westmoreland Coal Co.
8.750% due 01/01/2022	1,264	1,119
Wynn Las Vegas LLC
5.250% due 05/15/2027	28	29

		13,364

UTILITIES 0.9%
FirstEnergy Corp.
3.900% due 07/15/2027	17	17
4.850% due 07/15/2047	13	13
Sprint Corp.
7.125% due 06/15/2024	379	423
TerraForm Power Operating LLC
6.375% due 02/01/2023 (k)	600	627

		1,080

Total Corporate Bonds & Notes (Cost $17,735)		19,632

MUNICIPAL BONDS & NOTES 1.1%

ARKANSAS 0.4%
Little Rock Municipal Property Owners Multipurpose Improvement District No. 10, Arkansas Special Tax Bonds, Series 2007
7.200% due 03/01/2032	425	424

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
WEST VIRGINIA 0.7%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
7.467% due 06/01/2047	$825	$809

Total Municipal Bonds & Notes (Cost $1,199)		1,233

U.S. GOVERNMENT AGENCIES 4.2%
Fannie Mae
4.216% due 10/25/2029	100	103
4.766% due 07/25/2029	170	180
6.066% due 10/25/2029	60	64
6.966% due 07/25/2029	230	262
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	2,172	1,677
0.100% due 05/25/2020 - 08/25/2046 (a)	22,195	67
0.200% due 04/25/2045 (a)	1,136	3
0.714% due 01/25/2021 (a)	2,630	46
0.824% due 10/25/2020 (a)	8,549	163
3.615% due 06/25/2041 (a)(k)	10,500	1,297
6.366% due 10/25/2029	500	546
8.766% due 12/25/2027	449	524

Total U.S. Government Agencies (Cost $4,672)		4,932

NON-AGENCY MORTGAGE-BACKED SECURITIES 59.5%
Adjustable Rate Mortgage Trust
3.411% due 01/25/2036 ^	215	199
Banc of America Alternative Loan Trust
6.146% due 04/25/2037 ^	261	233
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046	79	79
Banc of America Funding Trust
3.005% due 12/20/2034	366	291
3.567% due 03/20/2036	120	108
5.806% due 03/25/2037 ^	135	120
7.000% due 10/25/2037 ^	792	526
Banc of America Mortgage Trust
3.385% due 11/25/2034	235	236
3.549% due 06/20/2031	430	438
4.018% due 06/25/2035	131	129
Barclays Commercial Mortgage Securities Trust
3.550% due 08/15/2027	900	877
BCAP LLC Trust
1.210% due 07/26/2036	87	68
Bear Stearns ALT-A Trust
1.386% due 04/25/2037	979	864
3.133% due 09/25/2034	105	103
3.219% due 05/25/2036	51	40
3.250% due 11/25/2036 ^	926	766
3.267% due 05/25/2036 ^	343	299
3.444% due 08/25/2036 ^	692	746
3.471% due 08/25/2036 ^	372	279
3.697% due 01/25/2047	60	45
6.585% due 07/25/2035 ^	169	142
Bear Stearns Asset-Backed Securities Trust
5.500% due 12/25/2035	62	53
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041	1,254	1,183
5.897% due 04/12/2038	40	31
BRAD Resecuritization Trust
2.182% due 03/12/2021	2,218	132
6.550% due 03/12/2021	415	417
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	492	415
Chase Mortgage Finance Trust
6.000% due 03/25/2037 ^	285	248
Citigroup Mortgage Loan Trust, Inc.
3.173% due 10/25/2035	694	523
3.301% due 11/25/2036 ^	172	149
3.452% due 08/25/2035 ^	107	95
3.800% due 11/25/2035	1,880	1,071

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	27

Schedule of Investments PCM Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Citigroup Mortgage Loan Trust, Inc. Mortgage Pass-Through Certificates
3.230% due 09/25/2035 ^	$228	$188
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049	287	161
5.688% due 10/15/2048	1,555	836
CitiMortgage Alternative Loan Trust
5.500% due 04/25/2022 ^	46	46
Commercial Mortgage Asset Trust
6.000% due 11/17/2032	565	573
Commercial Mortgage Loan Trust
5.311% due 12/10/2049	748	470
Commercial Mortgage Pass-Through Certificates
4.750% due 10/15/2045 (k)	1,500	1,110
Commercial Mortgage Trust
5.505% due 03/10/2039 (k)	382	353
5.844% due 06/10/2046	156	106
6.303% due 07/10/2046 (k)	690	738
Countrywide Alternative Loan Trust
1.496% due 02/25/2037	304	257
1.506% due 02/25/2036 ^	988	797
1.732% due 12/25/2035 (k)	1,624	1,487
1.766% due 10/25/2037	5,615	1,826
5.500% due 03/25/2035	668	530
6.000% due 11/25/2035 ^	196	89
6.000% due 04/25/2036 ^(k)	3,876	3,263
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035	209	180
3.086% due 03/25/2046 ^(k)	1,260	755
3.128% due 09/20/2036 ^	162	135
3.174% due 09/25/2047 ^	716	672
3.309% due 02/20/2036 ^	16	15
6.000% due 05/25/2037 ^	362	303
Credit Suisse First Boston Mortgage Securities Corp.
7.000% due 02/25/2033	80	87
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036	307	216
6.000% due 07/25/2036 (k)	1,578	1,285
6.500% due 05/25/2036 ^	196	130
6.500% due 11/25/2036	1,709	1,466
First Horizon Alternative Mortgage Securities Trust
3.104% due 08/25/2035 ^	65	13
First Horizon Mortgage Pass-Through Trust
3.173% due 04/25/2035	85	87
First Union National Bank Commercial Mortgage
6.750% due 10/15/2032	1,237	1,215
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 (k)	1,700	1,715
GS Mortgage Securities Trust
1.535% due 08/10/2043 (a)	13,971	487
2.429% due 05/10/2045 (a)	4,553	324
5.622% due 11/10/2039 (k)	751	691
6.201% due 08/10/2043 (k)	1,670	1,737
GSR Mortgage Loan Trust
3.298% due 03/25/2047 (k)	1,775	1,668
HarborView Mortgage Loan Trust
1.459% due 01/19/2036	885	704
IndyMac Mortgage Loan Trust
2.016% due 11/25/2034	140	123
3.300% due 05/25/2036	212	166
3.931% due 06/25/2037 (k)	455	425
JPMorgan Alternative Loan Trust
6.500% due 03/25/2036 (k)	1,393	1,274
JPMorgan Chase Commercial Mortgage Securities Corp.
1.638% due 03/12/2039 (a)	420	3
JPMorgan Chase Commercial Mortgage Securities Trust
0.608% due 02/15/2046 (a)	59,516	1,103
2.972% due 05/15/2045	2,200	1,110
4.000% due 08/15/2046	1,000	652
5.667% due 01/12/2043	264	266
6.450% due 05/12/2034 (k)	528	532
JPMorgan Commercial Mortgage-Backed Securities Trust
5.828% due 03/18/2051 (k)	774	773

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
JPMorgan Mortgage Trust
3.454% due 07/25/2035	$107	$108
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040	1,200	1,184
5.407% due 11/15/2038 (k)	381	292
5.562% due 02/15/2040 (k)	528	380
5.938% due 02/15/2040	200	198
Lehman Mortgage Trust
5.000% due 08/25/2021 ^	295	289
5.859% due 04/25/2036	232	209
6.000% due 05/25/2037 ^	481	477
MASTR Adjustable Rate Mortgages Trust
3.321% due 11/25/2035 ^	571	465
MASTR Asset Securitization Trust
6.000% due 06/25/2036 ^	533	516
Merrill Lynch Mortgage Investors Trust
1.636% due 07/25/2030	215	204
1.876% due 11/25/2029	139	134
3.020% due 11/25/2035	220	222
Merrill Lynch Mortgage Trust
6.018% due 06/12/2050 (k)	1,800	1,809
Morgan Stanley Capital Trust
0.502% due 11/12/2049 (a)	6,616	36
5.399% due 12/15/2043	862	690
5.809% due 12/12/2049	166	167
5.920% due 04/15/2049 (k)	202	204
6.128% due 06/11/2049	500	501
Morgan Stanley Mortgage Loan Trust
3.409% due 01/25/2035 ^	287	112
6.000% due 08/25/2037 ^	288	245
Morgan Stanley Resecuritization Trust
3.308% due 03/26/2037	5,469	5,069
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060	257	218
Regal Trust
2.145% due 09/29/2031	116	108
Residential Accredit Loans, Inc. Trust
4.320% due 01/25/2036 ^	466	391
6.000% due 08/25/2035 ^	307	286
6.500% due 09/25/2037 ^	312	276
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^	256	172
Residential Funding Mortgage Securities, Inc. Trust
6.000% due 06/25/2036 ^	314	311
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051	2,744	2,748
Structured Adjustable Rate Mortgage Loan Trust
3.203% due 09/25/2036 ^	249	221
3.349% due 11/25/2036 ^	74	73
3.366% due 01/25/2036 ^	394	302
3.442% due 04/25/2036 ^(k)	452	363
Structured Asset Mortgage Investments Trust
1.426% due 08/25/2036 ^(k)	1,029	900
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^	175	142
Wachovia Bank Commercial Mortgage Trust
1.062% due 10/15/2041 (a)	1,165	0
5.691% due 10/15/2048	200	201
5.720% due 10/15/2048	2,400	2,350
WaMu Mortgage Pass-Through Certificates Trust
1.706% due 06/25/2044	605	543
2.145% due 11/25/2046	535	511
2.953% due 12/25/2036 ^(k)	470	449
Washington Mutual Mortgage Pass-Through Certificates Trust
6.500% due 08/25/2036 ^(k)	1,682	1,291
Wells Fargo Alternative Loan Trust
5.500% due 07/25/2022	36	36
Wells Fargo-RBS Commercial Mortgage Trust
0.984% due 02/15/2044 (a)(k)	17,779	403

Total Non-Agency Mortgage-Backed Securities (Cost $63,110)		69,853

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 63.1%
Airspeed Ltd.
1.429% due 06/15/2032	$648	$552
Asset-Backed Securities Corp. Home Equity Loan Trust
2.311% due 02/25/2035 (k)	3,374	3,323
2.941% due 12/25/2034 (k)	1,888	1,886
4.464% due 06/21/2029	149	146
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028	418	506
Bayview Financial Acquisition Trust
1.502% due 12/28/2036	142	141
Bear Stearns Asset-Backed Securities Trust
1.596% due 04/25/2036 (k)	2,776	2,073
1.596% due 06/25/2036	17	17
3.079% due 07/25/2036	319	305
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030	1,185	529
Centex Home Equity Loan Trust
1.966% due 01/25/2035 (k)	1,643	1,358
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036 (k)	1,772	1,189
1.436% due 12/25/2036	935	501
1.476% due 03/25/2037 (k)	4,388	3,471
1.666% due 11/25/2045 (k)	5,300	5,233
1.916% due 11/25/2046	1,900	1,139
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	376	262
9.163% due 03/01/2033	921	856
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^	1,347	1,355
1.356% due 06/25/2035 (k)	2,821	2,263
1.356% due 06/25/2047 ^(k)	3,179	2,476
1.366% due 04/25/2047 (k)	1,298	1,266
1.416% due 06/25/2037 ^(k)	896	672
1.456% due 05/25/2036 (k)	8,779	4,651
2.866% due 06/25/2035 (k)	4,000	3,476
Countrywide Asset-Backed Certificates Trust
1.486% due 09/25/2046 (k)	5,000	2,620
EMC Mortgage Loan Trust
2.074% due 05/25/2040	675	604
2.324% due 02/25/2041	344	339
Fremont Home Loan Trust
1.396% due 04/25/2036 (k)	1,284	1,159
GE Capital Mortgage Services, Inc. Trust
6.705% due 04/25/2029	121	104
GSAMP Trust
3.016% due 06/25/2035 (k)	2,200	1,882
HSI Asset Securitization Corp. Trust
1.326% due 04/25/2037 (k)	4,185	2,425
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.456% due 04/25/2037 (k)	5,339	3,573
Lehman XS Trust
5.420% due 11/25/2035 ^	226	227
MASTR Asset-Backed Securities Trust
1.326% due 08/25/2036 (k)	3,580	1,928
Morgan Stanley ABS Capital, Inc. Trust
1.996% due 12/25/2034	187	158
National Collegiate Commutation Trust
0.000% due 03/25/2038	3,500	1,610
People’s Financial Realty Mortgage Securities Trust
1.346% due 09/25/2036	1,589	490
Renaissance Home Equity Loan Trust
7.238% due 09/25/2037 ^(k)	4,202	2,477
Residential Asset Mortgage Products Trust
1.956% due 09/25/2032	42	40
2.311% due 12/25/2033	688	663
Residential Asset Securities Corp. Trust
1.906% due 08/25/2035 (k)	4,350	3,723
Securitized Asset-Backed Receivables LLC Trust
1.666% due 10/25/2035 (k)	5,500	5,095
1.861% due 01/25/2035 (k)	1,595	1,427

28	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 (g)	$10	$306
0.000% due 01/25/2039 (g)	1,000	660
0.000% due 05/25/2040 (g)	1,000	520
Southern Pacific Secured Asset Corp.
1.556% due 07/25/2029	16	15
Structured Asset Investment Loan Trust
2.941% due 10/25/2034 (k)	1,986	1,859
5.716% due 10/25/2033	68	64
UCFC Manufactured Housing Contract
7.900% due 01/15/2028 ^	447	439
UPS Capital Business Credit
4.239% due 04/15/2026	1,856	37

Total Asset-Backed Securities (Cost $71,392)		74,090

	SHARES
COMMON STOCKS 0.6%

ENERGY 0.6%
Forbes Energy Services Ltd. (e)(i)	35,625	606
SemGroup Corp. ‘A’	2,654	72
Warren Resources, Inc.	7,681	10

Total Common Stocks (Cost $2,831)		688

	SHARES	MARKET VALUE (000S)
WARRANTS 0.1%

INDUSTRIALS 0.1%
Sequa Corp. - Exp. 04/28/2024	118,000	$56

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	18,207	3

Total Warrants (Cost $48)		59

PREFERRED SECURITIES 1.8%

INDUSTRIALS 1.8%
Sequa Corp.
9.000%	2,185	2,131

Total Preferred Securities (Cost $2,185)		2,131

SHORT-TERM INSTRUMENTS 6.0%

REPURCHASE AGREEMENTS (j) 4.5%
		5,317

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
U.S. TREASURY BILLS 1.5%
0.922% due 08/31/2017 (f)(g)(n)	$1,803	$1,800

Total Short-Term Instruments (Cost $7,117)		7,117

Total Investments in Securities (Cost $174,541)		183,505

Total Investments 156.3% (Cost $174,541)		$183,505

Financial Derivative Instruments (l)(m) (1.6)% (Cost or Premiums, net $(2,041))		(1,868)

Other Assets and Liabilities, net (54.7)%		(64,235)

Net Assets 100.0%		$117,402

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	07/29/2014	$ 1,769	$606	0.52%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.440%	06/30/2017	07/03/2017	$4,700	Fannie Mae 4.000% due 07/01/2037	$(4,851)	$4,700	$4,701
SSB	0.050	06/30/2017	07/03/2017	617	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(631)	617	617

Total Repurchase Agreements						$(5,482)	$5,317	$5,318

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	29

Schedule of Investments PCM Fund, Inc. (Cont.)

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	1.650%	06/16/2017	TBD	(4)	$(2,307)	$(2,309)
	2.400	04/05/2017	07/03/2017		(274)	(276)
	2.549	07/03/2017	10/03/2017		(258)	(258)
	2.648	04/03/2017	07/03/2017		(4,090)	(4,117)
	2.689	05/25/2017	08/23/2017		(911)	(914)
	2.718	06/02/2017	09/05/2017		(2,964)	(2,971)
	2.799	07/03/2017	10/03/2017		(4,299)	(4,299)
BPS	2.884	01/11/2017	07/10/2017		(1,401)	(1,420)
DEU	2.100	05/09/2017	08/09/2017		(231)	(232)
	2.110	05/24/2017	08/24/2017		(1,232)	(1,235)
	2.110	05/30/2017	08/30/2017		(1,120)	(1,122)
GSC	2.389	06/13/2017	07/13/2017		(764)	(765)
JPS	2.552	06/01/2017	09/01/2017		(425)	(426)
MSC	2.160	04/19/2017	07/19/2017		(3,221)	(3,236)
	2.929	05/08/2017	11/08/2017		(1,381)	(1,387)
RBC	2.644	02/07/2017	08/07/2017		(2,697)	(2,726)
	2.700	04/19/2017	10/18/2017		(382)	(384)
	2.720	05/26/2017	11/27/2017		(298)	(299)
	2.730	03/13/2017	09/13/2017		(1,526)	(1,539)
	2.730	03/20/2017	09/20/2017		(1,108)	(1,117)
RDR	1.590	05/23/2017	08/23/2017		(733)	(734)
RTA	2.345	07/26/2016	07/25/2017		(2,856)	(2,920)
	2.559	10/07/2016	10/06/2017		(2,678)	(2,729)
	2.568	11/09/2016	11/08/2017		(2,739)	(2,785)
	2.700	04/19/2017	10/18/2017		(261)	(262)
	2.719	05/26/2017	11/27/2017		(236)	(237)
	2.813	02/03/2017	01/31/2018		(1,715)	(1,735)
	2.879	05/08/2017	05/07/2018		(3,436)	(3,451)
	2.888	05/11/2017	05/07/2018		(4,415)	(4,434)
	2.889	04/13/2017	04/05/2018		(3,009)	(3,029)
	2.918	03/14/2017	03/08/2018		(2,261)	(2,281)
SAL	2.050	04/05/2017	07/05/2017		(1,421)	(1,428)
	2.199	07/05/2017	10/05/2017		(1,366)	(1,366)
SOG	1.750	05/30/2017	08/30/2017		(912)	(914)
	1.800	06/15/2017	09/15/2017		(1,070)	(1,071)
	2.805	01/10/2017	07/10/2017		(1,014)	(1,020)
	2.832	05/15/2017	11/15/2017		(494)	(496)
UBS	2.100	04/21/2017	07/21/2017		(1,234)	(1,239)
	2.630	05/09/2017	08/09/2017		(2,903)	(2,915)
	2.642	05/23/2017	08/23/2017		(3,856)	(3,868)
	2.674	05/03/2017	08/03/2017		(1,634)	(1,641)
	2.692	05/23/2017	08/23/2017		(1,762)	(1,767)

Total Reverse Repurchase Agreements						$(73,354)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$4,701	$(15,144)	$0	$(10,443)	$19,077	$8,634
BPS	0	(1,420)	0	(1,420)	2,073	653
DEU	0	(2,589)	0	(2,589)	3,106	517
GSC	0	(765)	0	(765)	1,038	273
JPS	0	(426)	0	(426)	532	106
MSC	0	(4,623)	0	(4,623)	5,441	818
RBC	0	(6,065)	0	(6,065)	7,489	1,424
RDR	0	(734)	0	(734)	771	37
RTA	0	(23,863)	0	(23,863)	34,303	10,440
SAL	0	(2,794)	0	(2,794)	3,493	699
SOG	0	(3,501)	0	(3,501)	4,201	700
SSB	617	0	0	617	(631)	(14)
UBS	0	(11,430)	0	(11,430)	15,487	4,057

Total Borrowings and Other Financing Transactions	$5,318	$(73,354)	$0

30	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(1,239)	$(5,308)	$(2,309)	$(8,856)
U.S. Government Agencies	0	0	(914)	0	(914)
Non-Agency Mortgage-Backed Securities	0	(5,960)	(8,779)	(6,112)	(20,851)
Asset-Backed Securities	0	(9,222)	(10,191)	(17,397)	(36,810)

Total Borrowings	$0	$(16,421)	$(25,192)	$(25,818)	$(67,431)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(67,431)

(k)	Securities with an aggregate market value of $102,135 and cash of $19 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(78,958) at a weighted average interest rate of 2.166%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(5,923) is outstanding at period end.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Sprint Communications, Inc.	5.000%	12/20/2021	2.033%	$300	$9	$29	$38	$0	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Receive	3-Month USD-LIBOR	1.500%	12/21/2021	$1,500	$22	$(49)	$(27)	$0	$(2)
Pay	3-Month USD-LIBOR	1.750	12/21/2026	3,200	77	(220)	(143)	0	(9)
Receive	3-Month USD-LIBOR	1.750	12/21/2023	60,000	1,130	(2,338)	(1,208)	0	(140)
Receive	3-Month USD-LIBOR	2.500	06/15/2036	22,800	(2,274)	2,310	36	87	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046	1,600	(196)	205	9	7	0

					$(1,241)	$(92)	$(1,333)	$94	$(151)

Total Swap Agreements					$(1,232)	$(63)	$(1,295)	$94	$(151)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$94	$94	$0	$0	$(151)	$(151)

Cash of $1,389 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	31

Schedule of Investments PCM Fund, Inc. (Cont.)

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	$300	$(16)	$(19)	$0	$(35)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	600	(69)	(20)	0	(89)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	300	(38)	3	0	(35)
FBF	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	100	(16)	1	0	(15)
GST	ABX.HE.AA.6-1 Index	0.320	07/25/2045	6,136	(1,221)	310	0	(911)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	1,530	(296)	19	0	(277)
	CMBX.NA.A.6 Index	2.000	05/11/2063	500	(25)	9	0	(16)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	300	(41)	(14)	0	(55)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	700	(39)	(42)	0	(81)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	100	(5)	(4)	0	(9)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	700	(87)	5	0	(82)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	1,200	(126)	(3)	0	(129)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	300	(13)	(14)	0	(27)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	100	(12)	(3)	0	(15)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	300	(37)	2	0	(35)

					$(2,041)	$230	$0	$(1,811)

Total Swap Agreements					$(2,041)	$230	$0	$(1,811)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(4)
DUB	$0	$0	$0	$0	$0	$0	$(159)	$(159)	$(159)	$0	$(159)
FBF	0	0	0	0	0	0	(15)	(15)	(15)	0	(15)
GST	0	0	0	0	0	0	(1,431)	(1,431)	(1,431)	1,524	93
MYC	0	0	0	0	0	0	(206)	(206)	(206)	277	71

Total Over the Counter	$0	$0	$0	$0	$0	$0	$(1,811)	$(1,811)

(n)	Securities with an aggregate market value of $1,800 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

32	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$94	$94

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$151	$151

Over the counter
Swap Agreements	$0	$1,811	$0	$0	$0	$1,811

	$0	$1,811	$0	$0	$151	$1,962

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$8	$0	$0	$72	$80

Over the counter
Swap Agreements	$0	$76	$0	$0	$0	$76

	$0	$84	$0	$0	$72	$156

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$29	$0	$0	$(174)	$(145)

Over the counter
Swap Agreements	$0	$182	$0	$0	$0	$182

	$0	$211	$0	$0	$(174)	$37

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$3,332	$438	$3,770
Corporate Bonds & Notes
Banking & Finance	0	4,408	780	5,188
Industrials	0	12,072	1,292	13,364
Utilities	0	1,080	0	1,080
Municipal Bonds & Notes
Arkansas	0	424	0	424
West Virginia	0	809	0	809
U.S. Government Agencies	0	4,932	0	4,932
Non-Agency Mortgage-Backed Securities	0	69,086	767	69,853
Asset-Backed Securities	0	70,957	3,133	74,090
Common Stocks
Energy	72	606	10	688
Warrants
Industrials	0	0	56	56
Utilities	3	0	0	3
Preferred Securities
Industrials	0	0	2,131	2,131

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Short-Term Instruments
Repurchase Agreements	$0	$5,317	$0	$5,317
U.S. Treasury Bills	0	1,800	0	1,800

Total Investments	$75	$174,823	$8,607	$183,505

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$94	$0	$94

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(151)	0	(151)
Over the counter	0	(1,811)	0	(1,811)

	$0	$(1,962)	$0	$(1,962)

Total Financial Derivative Instruments	$0	$(1,868)	$0	$(1,868)

Totals	$75	$172,955	$8,607	$181,637

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	33

Schedule of Investments PCM Fund, Inc. (Cont.)

June 30, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$334	$385	$(5)	$4	$0	$190	$0	$(470)	$438	$51
Corporate Bonds & Notes
Banking & Finance	2,089	0	(1,435)	7	16	103	0	0	780	23
Industrials	1,309	0	0	2	(4)	(15)	0	0	1,292	(18)
Non-Agency Mortgage-Backed Securities	696	219	(39)	1	(547)	437	0	0	767	(61)
Asset-Backed Securities	73	2,969	0	81	(52)	62	0	0	3,133	47
Common Stocks
Energy	0	988	0	0	0	(978)	0	0	10	(978)
Warrants
Industrials	0	0	0	0	(11)	67	0	0	56	56
Preferred Securities
Industrials	0	2,185	0	0	0	(54)	0	0	2,131	(54)

Totals	$4,501	$6,746	$(1,479)	$95	$(598)	$(188)	$0	$(470)	$8,607	$(934)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$438	Other Valuation Techniques(2)	—	—
Corporate Bonds & Notes
Banking & Finance	780	Reference Instrument	Spread movement	281.000 bps
Industrials	1,292	Proxy Pricing	Base Price	99.500
Non-Agency Mortgage-Backed Securities	767	Proxy Pricing	Base Price	5.970-100.780
Asset-Backed Securities	3,133	Proxy Pricing	Base Price	1.993-3,060.150
Common Stocks
Energy	10	Other Valuation Techniques(2)	—	—
Warrants
Industrials	56	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	2,131	Fundamental Valuation	Company Assets	$551,000.000

Total	$8,607

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

34	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 128.7%

LOAN PARTICIPATIONS AND ASSIGNMENTS 0.8%
Avolon Holdings Ltd.
3.462% due 09/20/2020		$10	$10
3.962% due 03/20/2022		70	71
Drillships Ocean Ventures, Inc.
TBD% due 07/25/2021		260	217
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		350	352
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		66	67
iHeartCommunications, Inc.
7.976% due 01/30/2019		200	164
OGX
TBD% due 04/10/2049 ^		133	36
Sequa Mezzanine Holdings LLC
6.672% due 11/28/2021		40	40
10.172% due 04/28/2022		20	20
Sierra Hamilton LLC
9.045% due 07/03/2017		8	8

Total Loan Participations and Assignments (Cost $1,101)			985

CORPORATE BONDS & NOTES 43.0%

BANKING & FINANCE 19.1%
AGFC Capital Trust
2.908% due 01/15/2067 (l)		1,000	595
Banco Bilbao Vizcaya Argentaria S.A.
6.750% due 02/18/2020 (h)	EUR	400	474
Banco do Brasil S.A.
9.000% due 06/18/2024 (h)(l)		$387	394
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	700	256
4.750% due 01/15/2018 ^		100	37
Barclays Bank PLC
14.000% due 06/15/2019 (h)	GBP	100	159
Barclays PLC
6.500% due 09/15/2019 (h)	EUR	600	710
7.875% due 09/15/2022 (h)(l)	GBP	1,250	1,760
BNP Paribas S.A.
7.375% due 08/19/2025 (h)(l)		$900	1,002
Brighthouse Financial, Inc.
3.700% due 06/22/2027		20	20
4.700% due 06/22/2047		20	20
Credit Agricole S.A.
7.500% due 06/23/2026 (h)(l)	GBP	700	1,027
7.875% due 01/23/2024 (h)		$200	220
CyrusOne LP
5.000% due 03/15/2024		7	7
5.375% due 03/15/2027		4	4
Exela Intermediate LLC
10.000% due 07/15/2023 (c)		23	23
Exeter Finance Corp.
9.750% due 05/20/2019		900	878
Howard Hughes Corp.
5.375% due 03/15/2025		14	14
HSBC Holdings PLC
6.000% due 09/29/2023 (h)	EUR	200	257
Jefferies Finance LLC
7.500% due 04/15/2021		$967	1,008
Jefferies LoanCore LLC
6.875% due 06/01/2020		1,400	1,414
KIRS Midco PLC
8.375% due 07/15/2023	GBP	100	129
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)(l)		1,600	2,311
Nationwide Building Society
10.250% due 06/29/2049 (h)		4	708
Navient Corp.
5.875% due 03/25/2021		$531	563
OneMain Financial Holdings LLC
6.750% due 12/15/2019		8	8

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		$10	$10
Pinnacol Assurance
8.625% due 06/25/2034 (j)		1,100	1,190
Provident Funding Associates LP
6.375% due 06/15/2025		6	6
6.750% due 06/15/2021		200	207
Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		1,404	1,432
9.250% due 07/06/2024		441	450
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		1,930	1,997
8.000% due 08/10/2025 (h)		300	326
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	450	612
7.375% due 06/24/2022 (h)(l)		1,100	1,508
Springleaf Finance Corp.
5.250% due 12/15/2019		$26	27
6.125% due 05/15/2022		135	143
8.250% due 12/15/2020 (l)		530	596
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	140	189
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$528	128

			22,819

INDUSTRIALS 20.3%
Altice Financing S.A.
7.500% due 05/15/2026 (l)		800	890
BMC Software Finance, Inc.
8.125% due 07/15/2021		89	93
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		1,229	1,234
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)(l)		3,607	4,653
9.000% due 02/15/2020 ^(i)		180	233
CDK Global, Inc.
4.875% due 06/01/2027		4	4
Charter Communications Operating LLC
5.375% due 05/01/2047		13	14
Chemours Co.
5.375% due 05/15/2027		9	9
Chesapeake Energy Corp.
4.408% due 04/15/2019		10	10
Community Health Systems, Inc.
6.250% due 03/31/2023		32	33
Corp. GEO S.A.B. de C.V.
9.250% due 06/30/2020 ^		470	0
CVS Pass-Through Trust
5.880% due 01/10/2028 (l)		486	546
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (l)		500	532
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		1,170	1,179
Dynegy, Inc.
8.034% due 02/02/2024		259	246
EI Group PLC
6.875% due 05/09/2025	GBP	10	14
EW Scripps Co.
5.125% due 05/15/2025		$4	4
First Quality Finance Co., Inc.
5.000% due 07/01/2025		8	8
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		1,200	1,009
HCA, Inc.
5.500% due 06/15/2047		20	21
7.500% due 11/15/2095		300	308
Hexion, Inc.
13.750% due 02/01/2022		11	10
iHeartCommunications, Inc.
9.000% due 03/01/2021 (l)		690	520
9.000% due 09/15/2022 (l)		1,000	744

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		$1,300	$1,302
7.250% due 10/15/2020		848	806
9.750% due 07/15/2025 (c)		39	39
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		1,310	727
8.125% due 06/01/2023		54	29
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		1,890	1,843
KFC Holding Co.
4.750% due 06/01/2027		13	13
Kinder Morgan Energy Partners LP
6.950% due 01/15/2038 (l)		100	120
Kinder Morgan, Inc.
7.750% due 01/15/2032 (l)		300	378
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023		200	171
5.500% due 04/15/2025		200	176
Molina Healthcare, Inc.
4.875% due 06/15/2025		4	4
NOVA Chemicals Corp.
4.875% due 06/01/2024		2	2
5.250% due 06/01/2027		9	9
OGX Austria GmbH
8.375% due 04/01/2022 ^		2,050	0
8.500% due 06/01/2018 ^		1,400	0
PetSmart, Inc.
5.875% due 06/01/2025		31	30
Prime Security Services Borrower LLC
9.250% due 05/15/2023		118	128
Safeway, Inc.
7.250% due 02/01/2031		350	331
Scientific Games International, Inc.
10.000% due 12/01/2022		176	194
SFR Group S.A.
7.375% due 05/01/2026 (l)		1,327	1,445
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)		19	19
5.000% due 08/01/2027 (c)		8	8
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		5	5
Tenet Healthcare Corp.
4.625% due 07/15/2024		55	55
THC Escrow Corp.
4.625% due 07/15/2024		10	10
UAL Pass-Through Trust
6.636% due 01/02/2024 (l)		1,348	1,465
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	639	941
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$17	18
7.000% due 03/15/2024		33	35
Venator Finance SARL
5.750% due 07/15/2025		4	4
VeriSign, Inc.
4.750% due 07/15/2027		4	4
Westmoreland Coal Co.
8.750% due 01/01/2022 (l)		1,815	1,606
Wynn Las Vegas LLC
5.250% due 05/15/2027		28	29

			24,260

UTILITIES 3.6%
FirstEnergy Corp.
3.900% due 07/15/2027		17	17
4.850% due 07/15/2047		13	13
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		715	390
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		755	259
Petrobras Global Finance BV
6.125% due 01/17/2022		78	81

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	35

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.750% due 01/27/2041	$1,796	$1,688
6.850% due 06/05/2115	263	233
6.875% due 01/20/2040	551	523
7.250% due 03/17/2044	49	48
7.375% due 01/17/2027	143	152
Sierra Hamilton LLC
12.250% due 12/15/2018 ^(i)	100	22
Sprint Capital Corp.
6.900% due 05/01/2019	50	54
Sprint Communications, Inc.
7.000% due 08/15/2020 (l)	750	827

		4,307

Total Corporate Bonds & Notes (Cost $51,374)		51,386

CONVERTIBLE BONDS & NOTES 0.6%

INDUSTRIALS 0.6%
DISH Network Corp.
3.375% due 08/15/2026	600	731

Total Convertible Bonds & Notes (Cost $600)		731

MUNICIPAL BONDS & NOTES 1.9%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	40	41
7.750% due 01/01/2042	70	72
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	10	10
7.350% due 07/01/2035	5	5
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	35	33

		161

WEST VIRGINIA 1.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	8,800	473
7.467% due 06/01/2047	1,655	1,623

		2,096

Total Municipal Bonds & Notes (Cost $2,124)		2,257

U.S. GOVERNMENT AGENCIES 4.3%
Fannie Mae
4.216% due 10/25/2029	100	103
4.766% due 07/25/2029	170	180
4.834% due 03/25/2037 (a)	442	64
4.934% due 11/25/2039 (a)	379	65
5.084% due 01/25/2038 (a)	559	81
5.164% due 03/25/2037 (a)	464	74
5.184% due 12/25/2037 (a)(l)	707	97
5.194% due 06/25/2037 (a)	203	26
5.224% due 04/25/2037 (a)	405	68
5.234% due 04/25/2037 (a)(l)	1,132	191
5.384% due 11/25/2035 (a)	180	25
5.584% due 11/25/2036 (a)(l)	2,243	444
5.984% due 02/25/2037 (a)	399	75
6.066% due 10/25/2029	70	75
6.966% due 07/25/2029	220	251
7.000% due 12/25/2023	113	124
7.500% due 06/01/2032	43	45
7.800% due 06/25/2026	3	3
10.240% due 12/25/2042	79	90
12.497% due 08/25/2022	128	155
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	2,156	1,663
0.100% due 04/25/2046 - 08/25/2046 (a)	10,109	40
0.200% due 04/25/2045 (a)	1,129	3
0.824% due 10/25/2020 (a)(l)	10,241	195

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.281% due 03/15/2037 (a)	$774	$126
5.411% due 09/15/2036 (a)	465	80
5.421% due 09/15/2036 (a)(l)	1,058	184
6.366% due 10/25/2029	500	546
7.000% due 08/15/2023	5	6

Total U.S. Government Agencies (Cost $4,902)		5,079

U.S. TREASURY OBLIGATIONS 0.8%
U.S. Treasury Notes
1.500% due 08/31/2018 (n)(p)	1,000	1,002

Total U.S. Treasury Obligations (Cost $997)		1,002

NON-AGENCY MORTGAGE-BACKED SECURITIES 47.4%
Banc of America Alternative Loan Trust
14.265% due 09/25/2035 ^(l)	1,671	2,013
Banc of America Commercial Mortgage Trust
5.523% due 01/15/2049	750	266
Banc of America Funding Trust
3.005% due 12/20/2034	366	291
3.673% due 03/20/2036	586	547
5.846% due 01/25/2037 ^	245	215
Banc of America Mortgage Trust
6.000% due 07/25/2046 ^	3	3
Banc of America/Merrill Lynch Commercial Mortgage, Inc.
5.960% due 03/11/2041 (l)	1,759	1,826
Bear Stearns Adjustable Rate Mortgage Trust
3.621% due 07/25/2036 ^	381	362
Bear Stearns ALT-A Trust
3.162% due 04/25/2035	313	278
3.361% due 09/25/2035	175	151
3.393% due 11/25/2035 ^	174	146
Bear Stearns Asset-Backed Securities Trust
19.497% due 03/25/2036 ^(l)	1,777	1,877
Bear Stearns Commercial Mortgage Securities Trust
5.897% due 04/12/2038	40	31
6.214% due 02/11/2041 (l)	847	800
Bear Stearns Structured Products, Inc. Trust
3.063% due 12/26/2046	379	328
3.421% due 01/26/2036	951	868
BRAD Resecuritization Trust
2.182% due 03/12/2021	1,859	111
6.550% due 03/12/2021	348	349
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^	492	415
Chevy Chase Funding LLC Mortgage-Backed Certificates
1.516% due 08/25/2035	134	130
1.556% due 10/25/2034	10	10
Citigroup Commercial Mortgage Trust
3.794% due 12/10/2049	1,300	1,168
Citigroup Mortgage Loan Trust, Inc.
3.670% due 03/25/2037 ^(l)	570	460
3.800% due 11/25/2035	1,791	1,020
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 (l)	262	147
5.688% due 10/15/2048	1,660	892
Commercial Mortgage Loan Trust
5.311% due 12/10/2049	470	295
Commercial Mortgage Trust
0.201% due 10/10/2046 (a)(l)	77,000	654
5.505% due 03/10/2039	382	353
5.844% due 06/10/2046	246	167
6.303% due 07/10/2046	760	813
Countrywide Alternative Loan Trust
1.456% due 12/25/2046 ^	173	88
1.546% due 10/25/2035 (l)	925	743
1.566% due 05/25/2036 ^	1,925	952
3.045% due 10/25/2035 ^	197	165
3.545% due 02/25/2037 ^	252	232
5.500% due 08/25/2034 (l)	495	491
5.500% due 02/25/2036 ^	27	23
5.500% due 03/25/2036 ^	572	462

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
5.934% due 07/25/2036 (a)	$1,403	$423
6.250% due 09/25/2034	81	83
16.456% due 07/25/2035 (l)	1,085	1,330
Countrywide Home Loan Mortgage Pass-Through Trust
1.456% due 03/25/2036	220	204
1.856% due 03/25/2035 (l)	1,012	996
1.996% due 02/25/2035	136	128
3.051% due 10/20/2035	386	341
3.094% due 03/25/2037 ^(l)	412	327
3.124% due 10/20/2035 ^	163	140
3.142% due 10/20/2035 ^	216	192
3.309% due 02/20/2036 ^	1,289	366
3.399% due 08/25/2034	221	213
5.500% due 08/25/2035 ^	35	32
Credit Suisse Commercial Mortgage Trust
5.847% due 02/15/2039	130	131
5.869% due 09/15/2040	1,070	1,047
6.520% due 02/15/2041 (l)	984	985
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 11/25/2036	271	259
DBUBS Mortgage Trust
4.652% due 11/10/2046	700	500
First Horizon Alternative Mortgage Securities Trust
3.136% due 11/25/2036 ^(l)	490	387
First Horizon Mortgage Pass-Through Trust
2.986% due 01/25/2037 ^(l)	809	724
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 (l)	1,700	1,716
GMAC Mortgage Corp. Loan Trust
3.778% due 06/25/2034	67	66
GS Mortgage Securities Trust
5.622% due 11/10/2039	188	173
6.201% due 08/10/2043 (l)	730	759
GSR Mortgage Loan Trust
3.337% due 04/25/2035	353	352
3.690% due 05/25/2035	135	125
5.500% due 06/25/2036 ^	11	10
HarborView Mortgage Loan Trust
1.809% due 04/19/2034	28	26
2.688% due 11/19/2034	141	125
3.519% due 02/25/2036 ^	44	36
3.732% due 08/19/2036 ^	22	21
HSI Asset Loan Obligation Trust
3.409% due 01/25/2037 ^	416	350
IndyMac Mortgage Loan Trust
1.294% due 06/25/2037 ^(l)	1,589	1,202
1.496% due 03/25/2035	42	38
3.029% due 06/25/2037 ^(l)	657	546
JPMBB Commercial Mortgage Securities Trust
0.305% due 11/15/2045 (a)(l)	76,047	1,299
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047	700	497
JPMorgan Mortgage Trust
3.373% due 04/25/2037 ^(l)	966	828
5.500% due 01/25/2036 ^	64	57
5.500% due 06/25/2037 ^	43	41
Luminent Mortgage Trust
1.416% due 10/25/2046 (l)	725	654
MASTR Adjustable Rate Mortgages Trust
3.321% due 11/25/2035 ^(l)	811	662
3.455% due 10/25/2034	237	223
Merrill Lynch Alternative Note Asset Trust
1.286% due 01/25/2037	912	456
Merrill Lynch Mortgage Trust
6.018% due 06/12/2050 (l)	1,600	1,608
Morgan Stanley Capital Trust
5.569% due 12/15/2044 (l)	807	811
6.128% due 06/11/2049	500	501
Opteum Mortgage Acceptance Corp. Trust
1.486% due 07/25/2036	306	190
Prime Mortgage Trust
5.334% due 11/25/2036 (a)	4,273	432
Provident Funding Mortgage Loan Trust
3.596% due 10/25/2035	104	104

36	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
RBSSP Resecuritization Trust
5.000% due 09/26/2036 (l)		$2,377	$1,758
Residential Accredit Loans, Inc. Trust
0.000% due 12/26/2034 ^		277	218
4.320% due 01/25/2036 ^(l)		957	804
6.000% due 09/25/2035 (l)		491	368
6.000% due 08/25/2036 ^		324	276
Residential Asset Mortgage Products Trust
7.500% due 12/25/2031		101	100
Royal Bank of Scotland Capital Funding Trust
6.068% due 02/17/2051 (l)		3,000	3,004
Structured Adjustable Rate Mortgage Loan Trust
2.176% due 05/25/2035 ^(l)		2,145	1,685
3.165% due 09/25/2036 ^		416	313
3.349% due 11/25/2036 ^		74	73
3.366% due 01/25/2036 ^		438	336
3.442% due 04/25/2036 ^		452	363
3.489% due 09/25/2035		97	79
Structured Asset Mortgage Investments Trust
1.446% due 02/25/2036 (l)		465	413
1.496% due 02/25/2036 ^		364	335
Suntrust Adjustable Rate Mortgage Loan Trust
3.544% due 01/25/2037 ^		149	142
Theatre Hospitals PLC
3.336% due 10/15/2031 (l)	GBP	1,012	1,294
Wachovia Bank Commercial Mortgage Trust
6.174% due 02/15/2051 (l)		$650	650
WaMu Mortgage Pass-Through Certificates Trust
1.462% due 01/25/2047		120	113
2.953% due 12/25/2036 ^(l)		525	501
4.001% due 07/25/2037 ^		134	125
Washington Mutual Mortgage Pass-Through Certificates Trust
1.502% due 04/25/2047 ^		415	19
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 03/25/2037 ^		276	275
Wells Fargo-RBS Commercial Mortgage Trust
0.506% due 12/15/2046 (a)		30,000	576

Total Non-Agency Mortgage-Backed Securities (Cost $47,885)			56,678

ASSET-BACKED SECURITIES 11.8%
Apidos CLO
0.000% due 07/22/2026		500	316
Bear Stearns Asset-Backed Securities Trust
6.500% due 08/25/2036 ^(l)		662	421
Belle Haven ABS CDO Ltd.
1.400% due 07/05/2046		35,032	750
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030		1,421	634
Carrington Mortgage Loan Trust
1.366% due 08/25/2036		100	72
Centex Home Equity Loan Trust
1.891% due 06/25/2035		236	230
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036 (l)		1,707	1,146
1.376% due 01/25/2037		204	131
5.972% due 01/25/2037 ^(l)		635	422

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031		$423	$295
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^		1,497	1,505
1.366% due 04/25/2047 (l)		1,260	1,229
2.316% due 09/25/2034		99	97
EMC Mortgage Loan Trust
2.156% due 05/25/2039		291	280
Highbridge Loan Management Ltd.
6.621% due 05/05/2027		500	489
Lehman XS Trust
4.888% due 05/25/2037 ^		232	361
5.420% due 11/25/2035 ^		166	167
Morgan Stanley ABS Capital, Inc. Trust
1.276% due 05/25/2037		145	87
Residential Asset Mortgage Products Trust
1.896% due 03/25/2033		48	47
5.572% due 06/25/2032		72	71
Soundview Home Loan Trust
1.276% due 11/25/2036		201	83
South Coast Funding Ltd.
1.410% due 01/06/2041 (l)		13,570	4,078
1.410% due 01/06/2041		481	145
Structured Asset Securities Corp. Mortgage Loan Trust
1.366% due 05/25/2036		259	257
1.516% due 06/25/2035 (l)		372	337
Symphony CLO Ltd.
5.758% due 07/14/2026		400	385
Washington Mutual Asset-Backed Certificates Trust
1.276% due 10/25/2036		113	57

Total Asset-Backed Securities (Cost $13,201)			14,092

SOVEREIGN ISSUES 1.3%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	130	94
7.820% due 12/31/2033		$574	701
Republic of Greece Government International Bond
3.000% due 02/24/2023		33	35
3.000% due 02/24/2024		33	35
3.000% due 02/24/2025		33	34
3.000% due 02/24/2026		33	34
3.000% due 02/24/2027		33	33
3.000% due 02/24/2028		33	32
3.000% due 02/24/2029		33	31
3.000% due 02/24/2030		33	31
3.000% due 02/24/2031		33	30
3.000% due 02/24/2032		33	30
3.000% due 02/24/2033		33	29
3.000% due 02/24/2034		33	29
3.000% due 02/24/2035		33	28
3.000% due 02/24/2036		33	28
3.000% due 02/24/2037		33	28
3.000% due 02/24/2038		33	28
3.000% due 02/24/2039		33	28
3.000% due 02/24/2040		33	28
3.000% due 02/24/2041		33	28
3.000% due 02/24/2042		33	28
4.750% due 04/17/2019		100	116

Total Sovereign Issues (Cost $1,247)			1,518

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.2%

ENERGY 0.1%
Forbes Energy Services Ltd. (e)(j)	5,475	$93
OGX Petroleo e Gas S.A. SP - ADR (e)	54,706	0

		93

FINANCIALS 0.1%
TIG FinCo PLC (j)	121,142	154

Total Common Stocks (Cost $416)		247

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024	121,000	57

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	9,159	1

Total Warrants (Cost $24)		58

PREFERRED SECURITIES 1.8%

INDUSTRIALS 1.8%
Sequa Corp.
9.000%	2,235	2,180

Total Preferred Securities (Cost $2,235)		2,180

SHORT-TERM INSTRUMENTS 14.8%

REPURCHASE AGREEMENTS (k) 13.4%
		15,999

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.4%
0.948% due 08/31/2017 (f)(g)(p)	$1,632	1,630

Total Short-Term Instruments (Cost $17,629)		17,629

Total Investments in Securities (Cost $143,735)		153,842

Total Investments 128.7% (Cost $143,735)		$153,842

Financial Derivative Instruments (m)(o) (1.4)% (Cost or Premiums, net $(1,509))		(1,618)

Other Assets and Liabilities, net (27.3)%		(32,686)

Net Assets 100.0%		$119,538

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS AND UNITS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	37

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014 - 12/03/2014	$241	$93	0.08%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	06/23/2015 - 06/24/2015	604	259	0.22
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	1,100	1,190	1.00
TIG FinCo PLC	04/02/2015 - 02/24/2017	175	154	0.12

		$2,120	$1,696	1.42%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.380%	06/30/2017	07/03/2017	$14,300	U.S. Treasury Notes 2.125% due 06/30/2022	$(14,550)	$14,300	$14,302
SSB	0.050	06/30/2017	07/03/2017	1,699	U.S. Treasury Notes 1.625% due 12/31/2019(2)	(1,737)	1,699	1,699

Total Repurchase Agreements						$(16,287)	$15,999	$16,001

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	1.650%	06/16/2017	TBD	(4)	$ (2,912)	$(2,914)
	1.906	04/24/2017	07/24/2017		(248)	(249)
	2.250	05/16/2017	08/16/2017		(451)	(452)
	2.250	05/17/2017	08/17/2017		(467)	(468)
	2.648	04/03/2017	07/03/2017		(886)	(892)
	2.656	04/24/2017	07/24/2017		(1,527)	(1,535)
	2.681	05/17/2017	08/17/2017		(1,351)	(1,356)
	2.799	07/03/2017	10/03/2017		(839)	(839)
BOS	3.092	05/24/2017	08/24/2017		(2,228)	(2,236)
	3.196	06/15/2017	09/15/2017		(792)	(793)
BPS	0.800	04/24/2017	07/24/2017		GBP (577)	(753)
	0.950	04/24/2017	07/24/2017		(924)	(1,205)
	1.890	05/30/2017	08/30/2017		$ (668)	(669)
	1.960	05/01/2017	08/01/2017		(913)	(916)
	2.750	06/16/2017	09/18/2017		(754)	(755)
DBL	3.378	06/12/2017	12/12/2017		(1,978)	(1,982)
DEU	2.110	05/24/2017	08/24/2017		(2,270)	(2,275)
JPS	2.250	04/06/2017	07/06/2017		(998)	(1,004)
MSC	2.169	06/07/2017	09/07/2017		(830)	(831)
	2.269	06/07/2017	09/07/2017		(813)	(814)
	2.579	05/08/2017	08/08/2017		(1,628)	(1,635)
RBC	2.700	05/23/2017	11/22/2017		(1,446)	(1,450)
	2.730	03/13/2017	09/13/2017		(1,357)	(1,369)
	2.750	05/23/2017	11/22/2017		(683)	(685)
RDR	1.810	05/23/2017	08/23/2017		(2,314)	(2,319)
RTA	2.813	02/03/2017	01/31/2018		(2,068)	(2,092)
	2.833	06/30/2017	06/28/2018		(1,276)	(1,276)
	2.874	05/05/2017	04/26/2018		(887)	(891)
	2.901	03/10/2017	03/08/2018		(1,283)	(1,295)
SAL	2.058	04/17/2017	07/12/2017		(533)	(535)
	2.130	05/16/2017	08/16/2017		(596)	(598)
SOG	1.750	05/22/2017	08/22/2017		(1,773)	(1,777)
	1.800	06/14/2017	09/14/2017		(485)	(486)
	1.800	06/15/2017	07/03/2017		(539)	(540)
	1.800	06/15/2017	09/15/2017		(493)	(493)
UBS	0.900	04/13/2017	07/13/2017		GBP (2,403)	(3,136)
	1.428	04/27/2017	10/27/2017		(770)	(1,006)

38	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
	1.910%	04/25/2017	07/25/2017	$ (1,723)	$(1,729)
	1.990	05/26/2017	08/28/2017	(1,604)	(1,607)
	2.010	06/02/2017	09/05/2017	(1,112)	(1,114)
	2.060	06/02/2017	09/05/2017	(1,291)	(1,293)
	2.060	06/09/2017	09/05/2017	(857)	(858)
	2.160	06/02/2017	09/05/2017	(978)	(980)
	2.600	04/05/2017	07/05/2017	(1,016)	(1,023)
	2.650	04/05/2017	07/05/2017	(2,932)	(2,951)

Total Reverse Repurchase Agreements					$(56,076)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$14,302	$(8,705)	$0	$5,597	$(3,549)	$2,048
BOS	0	(3,029)	0	(3,029)	4,762	1,733
BPS	0	(4,298)	0	(4,298)	5,390	1,092
DBL	0	(1,982)	0	(1,982)	4,078	2,096
DEU	0	(2,275)	0	(2,275)	2,550	275
JPS	0	(1,004)	0	(1,004)	985	(19)
MSC	0	(3,280)	0	(3,280)	4,143	863
RBC	0	(3,504)	0	(3,504)	6,097	2,593
RDR	0	(2,319)	0	(2,319)	650	(1,669)
RTA	0	(5,554)	0	(5,554)	7,735	2,181
SAL	0	(1,133)	0	(1,133)	1,413	280
SOG	0	(3,296)	0	(3,296)	3,599	303
SSB	1,699	0	0	1,699	(1,737)	(38)
UBS	0	(15,697)	0	(15,697)	19,225	3,528

Total Borrowings and Other Financing Transactions	$16,001	$(56,076)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(7,363)	$(12,720)	$(2,914)	$(22,997)
U.S. Government Agencies	0	(249)	(669)	0	(918)
Non-Agency Mortgage-Backed Securities	0	(7,939)	(12,705)	(5,713)	(26,357)
Asset-Backed Securities	0	0	0	(4,965)	(4,965)

Total Borrowings	$0	$(15,551)	$(26,094)	$(13,592)	$(55,237)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(55,237)

(l)	Securities with an aggregate market value of $70,943 and cash of $950 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(72,952) at a weighted average interest rate of 1.943%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(839) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	39

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

PURCHASED OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Cost	Market Value
Put - CME S&P 500 July Futures	$2,300.000	07/21/2017	88	$143	$66

Total Purchased Options				$143	$66

WRITTEN OPTIONS:

OPTIONS ON EXCHANGE-TRADED FUTURES CONTRACTS

Description	Strike Price	Expiration Date	# of Contracts	Premiums (Received)	Market Value
Call - CME S&P 500 July Futures	$2,425.000	07/21/2017	88	$(616)	$(389)

Total Written Options				$(616)	$(389)

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
E-mini S&P 500 Index September Futures	09/2017	54	$6,536	$(26)	$2	$0
S&P 500 Index September Futures	09/2017	87	52,655	(187)	20	0

				$(213)	$22	$0

Total Futures Contracts				$(213)	$22	$0

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Frontier Communications Corp.	5.000%	06/20/2020	6.022%	$600	$(17)	$2	$(15)	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	12.055%	01/04/2021	BRL	3,600	$33	$2	$35	$2	$0
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024	CAD	4,900	369	(9)	360	0	(12)
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		1,600	(285)	14	(271)	15	0
Pay	3-Month USD-LIBOR	2.750	06/19/2023	$	308,500	13,060	(516)	12,544	0	(668)
Pay	3-Month USD-LIBOR	3.000	06/18/2024		19,700	1,187	(36)	1,151	0	(48)
Receive(4)	3-Month USD-LIBOR	2.500	12/20/2027		246,900	(4,164)	755	(3,409)	765	(9)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	1,400	(7)	(1)	(8)	0	(1)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	2,742	(40)	(5)	(45)	0	(5)

						$10,153	$204	$10,357	$782	$(743)

Total Swap Agreements						$10,136	$206	$10,342	$783	$(743)

40	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset(5)		Total	Market Value	Variation Margin Liability(5)		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$66	$22	$806	$894	$(389)	$0	$(763)	$(1,152)

(n)	Securities with an aggregate market value of $1,001 and cash of $22,257 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)	Unsettled variation margin asset of $23 and liability of $(20) for closed swap agreements is outstanding at period end.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	3,164		$3,556	$0	$(57)
	07/2017	GBP	479		616	0	(8)
BPS	07/2017		$3,323	EUR	2,921	14	0
	08/2017	EUR	2,921		$3,327	0	(13)
CBK	07/2017	GBP	4,380		5,636	0	(69)
	07/2017		$125	EUR	111	2	0
GLM	07/2017	BRL	99		$30	0	0
	07/2017	CAD	40		30	0	(1)
	07/2017		$30	BRL	100	0	0
	07/2017		65	EUR	58	1	0
	07/2017		788	GBP	619	18	0
	08/2017	CHF	70		$70	0	(3)
	08/2017		$132	JPY	14,644	0	(2)
HUS	08/2017	JPY	19,900		$175	0	(2)
JPM	07/2017		$71	EUR	64	2	0
	07/2017		909	GBP	715	22	0
	08/2017		27	JPY	2,960	0	(1)
RBC	07/2017		112	GBP	88	3	0
	08/2017		60	JPY	6,680	0	(1)
SCX	07/2017		11	EUR	10	0	0
	08/2017	JPY	8,200		$72	0	(1)
	08/2017		$31	CHF	30	0	0
SOG	08/2017		84	JPY	9,298	0	(1)
UAG	07/2017		4,405	GBP	3,437	72	0
	08/2017	GBP	3,437		$4,409	0	(72)

Total Forward Foreign Currency Contracts						$134	$(231)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	41

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

WRITTEN OPTIONS:

TRANSACTIONS IN WRITTEN CALL AND PUT OPTIONS FOR THE PERIOD ENDED JUNE 30, 2017:

	Balance at Beginning of Period	Sales	Closing Buys	Expirations	Exercised	Balance at End of Period
# of Contracts	95	1,093	(1,100)	0	0	88
Premiums	$(917)	$(7,379)	$7,680	$0	$0	$(616)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON ASSET-BACKED SECURITIES - SELL PROTECTION(1)

Counterparty	Reference Obligation	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
BOA	Long Beach Mortgage Loan Trust 1-Month USD-LIBOR plus 5.250% due 07/25/2033	6.250%	07/25/2033	$384	$ 0	$19	$19	$0

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(2)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(3)
							Asset	Liability
DUB	CMBX.NA.BBB-.8 Index	3.000%	10/17/2057	$400	$ (46)	$(14)	$0	$(60)
FBF	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	100	(16)	1	0	(15)
GST	ABX.HE.AA.6-1 Index	0.320	07/25/2045	2,727	(543)	138	0	(405)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	1,632	(316)	21	0	(295)
	CMBX.NA.A.6 Index	2.000	05/11/2063	500	(25)	9	0	(16)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	100	(14)	(4)	0	(18)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	100	(6)	(6)	0	(12)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	100	(5)	(4)	0	(9)
MYC	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	700	(41)	(40)	0	(81)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	300	(13)	(13)	0	(26)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	100	(11)	(4)	0	(15)

					$ (1,036)	$84	$0	$(952)

TOTAL RETURN SWAPS ON EQUITY INDICES

Counterparty	Pay/Receive(4)	Underlying Reference	# of Units	Financing Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
CBK	Receive	NDDUEAFE Index	1,915	3-Month USD-LIBOR plus a specified spread	05/09/2018	$10,438	$0	$175	$175	$0
FBF	Receive	NDDUEAFE Index	8,666	3-Month USD-LIBOR plus a specified spread	07/11/2018	48,572	0	(505)	0	(505)

							$0	$(330)	$175	$(505)

Total Swap Agreements							$(1,036)	$(227)	$194	$(1,457)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$19	$19	$(65)	$0	$0	$(65)	$(46)	$0	$(46)
BPS	14	0	0	14	(13)	0	0	(13)	1	0	1
CBK	2	0	175	177	(69)	0	0	(69)	108	(260)	(152)
DUB	0	0	0	0	0	0	(60)	(60)	(60)	0	(60)
FBF	0	0	0	0	0	0	(520)	(520)	(520)	254	(266)
GLM	19	0	0	19	(6)	0	0	(6)	13	0	13
GST	0	0	0	0	0	0	(755)	(755)	(755)	1,075	320
HUS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)

42	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
JPM	$24	$0	$0	$24	$(1)	$0	$0	$(1)	$23	$0	$23
MYC	0	0	0	0	0	0	(122)	(122)	(122)	0	(122)
RBC	3	0	0	3	(1)	0	0	(1)	2	0	2
SCX	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
SOG	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	72	0	0	72	(72)	0	0	(72)	0	0	0

Total Over the Counter	$134	$0	$194	$328	$(231)	$0	$(1,457)	$(1,688)

(p)	Securities with an aggregate market value of $1,329 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(3)

The prices and resulting values for credit default swap agreements on asset-backed securities and credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(4)

Receive represents that the Fund receives payments for any positive return on the underlying reference. The Fund makes payments for any negative return on such underlying reference. Pay represents that the Fund receives payments for any negative return on the underlying reference. The Fund makes payments for any positive return on such underlying reference.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Futures	$0	$0	$88	$0	$0	$88
Swap Agreements	0	23	0	0	783	806

	$0	$23	$88	$0	$783	$894

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$134	$0	$134
Swap Agreements	0	19	175	0	0	194

	$0	$19	$175	$134	$0	$328

	$0	$42	$263	$134	$783	$1,222

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Written Options	$0	$0	$389	$0	$0	$389
Swap Agreements	0	0	0	0	763	763

	$0	$0	$389	$0	$763	$1,152

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$231	$0	$231
Swap Agreements	0	952	505	0	0	1,457

	$0	$952	$505	$231	$0	$1,688

	$0	$952	$894	$231	$763	$2,840

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	43

Schedule of Investments PIMCO Global StocksPLUS® & Income Fund (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$(2,031)	$0	$0	$(2,031)
Written Options	0	0	(3,088)	0	0	(3,088)
Futures	0	0	8,804	0	0	8,804
Swap Agreements	0	0	0	0	5,590	5,590

	$0	$0	$3,685	$0	$5,590	$9,275

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$347	$0	$347
Swap Agreements	0	114	9,608	0	(4)	9,718

	$0	$114	$9,608	$347	$(4)	$10,065

	$0	$114	$13,293	$347	$5,586	$19,340

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Purchased Options	$0	$0	$222	$0	$0	$222
Written Options	0	0	226	0	0	226
Futures	0	0	(271)	0	0	(271)
Swap Agreements	0	2	0	0	(3,223)	(3,221)

	$0	$2	$177	$0	$(3,223)	$(3,044)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(359)	$0	$(359)
Swap Agreements	0	103	253	0	16	372

	$0	$103	$253	$(359)	$16	$13

	$0	$105	$430	$(359)	$(3,207)	$(3,031)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$882	$103	$985
Corporate Bonds & Notes
Banking & Finance	0	20,751	2,068	22,819
Industrials	0	24,260	0	24,260
Utilities	0	4,285	22	4,307
Convertible Bonds & Notes
Industrials	0	731	0	731
Municipal Bonds & Notes
Illinois	0	161	0	161
West Virginia	0	2,096	0	2,096
U.S. Government Agencies	0	5,079	0	5,079
U.S. Treasury Obligations	0	1,002	0	1,002
Non-Agency Mortgage-Backed Securities	0	55,890	788	56,678
Asset-Backed Securities	0	14,092	0	14,092
Sovereign Issues	0	1,518	0	1,518
Common Stocks
Energy	0	93	0	93
Financials	0	0	154	154
Warrants
Industrials	0	0	57	57
Utilities	1	0	0	1

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Preferred Securities
Industrials	$0	$0	$2,180	$2,180
Short-Term Instruments
Repurchase Agreements	0	15,999	0	15,999
U.S. Treasury Bills	0	1,630	0	1,630

Total Investments	$1	$148,469	$5,372	$153,842

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	88	783	0	871
Over the counter	0	328	0	328

	$88	$1,111	$0	$1,199

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(389)	(743)	0	(1,132)
Over the counter	0	(1,688)	0	(1,688)

	$(389)	$(2,431)	$0	$(2,820)

Total Financial Derivative Instruments	$(301)	$(1,320)	$0	$(1,621)

Totals	$(300)	$147,149	$5,372	$152,221

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

44	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$109	$59	$0	$1	$0	$(66)	$0	$0	$103	$(66)
Corporate Bonds & Notes
Banking & Finance	3,759	0	(1,817)	8	20	98	0	0	2,068	(4)
Industrials	850	0	(821)	6	13	(48)	0	0	0	0
Utilities	0	0	0	0	0	0	22	0	22	0
Non-Agency Mortgage-Backed Securities	1,455	32	(229)	6	29	(5)	0	(500)	788	3
Common Stocks
Financials	66	22	0	0	0	66	0	0	154	66
Warrants
Industrials	0	0	0	0	(15)	72	0	0	57	57
Preferred red Securities
Industrials	0	2,235	0	0	0	(55)	0	0	2,180	(55)

Totals	$6,239	$2,348	$(2,867)	$21	$47	$62	$22	$(500)	$5,372	$1

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$103	Other Valuation Techniques(2)	—	—
Corporate Bonds & Notes
Banking & Finance	1,190	Reference Instrument	OAS Spread	549.080 bps
	878	Reference Instrument	Spread movement	281.000 bps
Utilities	22	Other Valuation Techniques(2)	—	—
Non-Agency Mortgage-Backed Securities	460	Proxy Pricing	Base Price	5.970-100.780
	328	Third Party Vendor	Broker Quote	86.500
Common Stocks
Financials	154	Other Valuation Techniques(2)	—	—
Warrants
Industrials	57	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	2,180	Fundamental Valuation	Company Assets	$551,000.000

Total	$5,372

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	45

Schedule of Investments PIMCO Income Opportunity Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 152.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 4.3%
Almonde, Inc.
8.459% due 06/13/2025		$800	$817
Ancestry.com Operations, Inc.
9.460% due 10/19/2024		720	728
Avolon Holdings Ltd.
3.462% due 09/20/2020		30	30
3.962% due 03/20/2022		220	222
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		100	100
Dole Food Co., Inc.
4.076% - 4.296% due 04/06/2024		340	341
Drillships Ocean Ventures, Inc.
TBD% due 07/25/2021		880	735
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		1,100	1,105
4.295% due 06/30/2017		7,707	7,723
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		359	364
iHeartCommunications, Inc.
7.976% due 01/30/2019		4,600	3,772
OGX
TBD% due 04/10/2049 ^		271	72
Sequa Mezzanine Holdings LLC
6.672% due 11/28/2021		140	141
10.172% due 04/28/2022		60	61
Sierra Hamilton LLC
9.045% due 07/03/2017		17	16
UPC Financing Partnership
3.909% due 04/15/2025		100	100

Total Loan Participations and Assignments (Cost $17,286)			16,327

CORPORATE BONDS & NOTES 43.9%

BANKING & FINANCE 16.9%
AGFC Capital Trust
2.908% due 01/15/2067 (m)		2,300	1,368
Ally Financial, Inc.
8.000% due 11/01/2031 (m)		1,670	2,055
Aviation Loan Trust
3.356% due 12/15/2022		205	192
Banco do Brasil S.A.
6.250% due 04/15/2024 (i)		240	205
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	3,100	1,133
Barclays Bank PLC
7.625% due 11/21/2022 (m)		$400	458
Barclays PLC
6.500% due 09/15/2019 (i)	EUR	200	237
7.250% due 03/15/2023 (i)	GBP	400	551
7.875% due 09/15/2022 (i)(m)		1,970	2,774
8.000% due 12/15/2020 (i)	EUR	200	251
8.250% due 12/15/2018 (i)		$200	213
Brighthouse Financial, Inc.
3.700% due 06/22/2027		60	59
4.700% due 06/22/2047		62	61
Cantor Fitzgerald LP
7.875% due 10/15/2019 (m)		3,160	3,481
Co-operative Group Holdings Ltd.
7.500% due 07/08/2026	GBP	1,700	2,693
Credit Agricole S.A.
7.500% due 06/23/2026 (i)(m)		1,000	1,467
7.875% due 01/23/2024 (i)(m)		$2,700	2,977
Credit Suisse AG
6.500% due 08/08/2023		200	225
CyrusOne LP
5.000% due 03/15/2024		22	23
5.375% due 03/15/2027		11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Exela Intermediate LLC
10.000% due 07/15/2023 (c)		$74	$73
Exeter Finance Corp.
9.750% due 05/20/2019		2,800	2,730
Howard Hughes Corp.
5.375% due 03/15/2025		46	47
HSBC Holdings PLC
6.000% due 09/29/2023 (i)(m)	EUR	1,200	1,540
Jefferies Finance LLC
7.500% due 04/15/2021 (m)		$2,285	2,382
Jefferies LoanCore LLC
6.875% due 06/01/2020 (m)		1,450	1,464
Lloyds Banking Group PLC
7.625% due 06/27/2023 (i)	GBP	200	289
MPT Operating Partnership LP
5.250% due 08/01/2026 (m)		$805	839
Nationwide Building Society
10.250% due 06/29/2049 (i)	GBP	9	1,711
Navient Corp. CPI Linked Security
4.431% due 01/16/2018		8,500	215
Navient Corp.
5.500% due 01/15/2019 (m)		$845	882
5.625% due 08/01/2033		165	139
8.000% due 03/25/2020 (m)		1,100	1,232
OneMain Financial Holdings LLC
6.750% due 12/15/2019		288	303
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		28	28
Pinnacol Assurance
8.625% due 06/25/2034 (k)		2,900	3,137
Provident Funding Associates LP
6.375% due 06/15/2025		19	20
6.750% due 06/15/2021 (m)		1,000	1,035
Rio Oil Finance Trust
9.250% due 07/06/2024		1,339	1,367
9.750% due 01/06/2027		255	262
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (i)(m)		3,250	3,362
8.000% due 08/10/2025 (i)(m)		1,900	2,068
8.625% due 08/15/2021 (i)		1,000	1,092
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (i)	GBP	800	1,088
7.375% due 06/24/2022 (i)(m)		2,500	3,428
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022		$600	655
6.125% due 02/07/2022 (m)		3,400	3,709
Springleaf Finance Corp.
5.250% due 12/15/2019		84	88
6.125% due 05/15/2022		422	446
8.250% due 12/15/2020 (m)		2,100	2,362
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (i)	EUR	370	501
Tesco Property Finance PLC
6.052% due 10/13/2039	GBP	1,736	2,573
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$7,645	1,853
UBS Group AG
5.750% due 02/19/2022 (i)	EUR	400	505

			63,859

INDUSTRIALS 21.2%
Altice Financing S.A.
7.500% due 05/15/2026 (m)		$2,000	2,225
BMC Software Finance, Inc.
8.125% due 07/15/2021		239	249
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(m)		6,262	6,285
Burger King Worldwide, Inc.
4.250% due 05/15/2024		126	126
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(j)(m)		10,025	12,932
9.000% due 02/15/2020 ^(j)		573	742
10.000% due 12/15/2018 ^		190	176

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CDK Global, Inc.
4.875% due 06/01/2027		$12	$12
Charter Communications Operating LLC
5.375% due 05/01/2047		40	43
Chemours Co.
5.375% due 05/15/2027		27	28
Cheniere Corpus Christi Holdings LLC
5.875% due 03/31/2025		100	107
Chesapeake Energy Corp.
4.408% due 04/15/2019		29	29
Community Health Systems, Inc.
6.250% due 03/31/2023		100	104
Continental Airlines Pass-Through Trust
7.707% due 10/02/2022 (m)		386	419
8.048% due 05/01/2022 (m)		453	503
Corp. GEO S.A.B. de C.V.
8.875% due 03/27/2022 ^		200	0
9.250% due 06/30/2020 ^		1,800	0
CVS Pass-Through Trust
7.507% due 01/10/2032 (m)		2,462	3,046
Delta Air Lines Pass-Through Trust
7.750% due 06/17/2021 (m)		410	452
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (m)		1,600	1,704
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (m)		1,500	1,511
Dynegy, Inc.
8.034% due 02/02/2024 (m)		1,688	1,603
EI Group PLC
6.875% due 05/09/2025	GBP	20	29
EW Scripps Co.
5.125% due 05/15/2025		$14	14
First Quality Finance Co., Inc.
5.000% due 07/01/2025		24	25
Fresh Market, Inc.
9.750% due 05/01/2023 (m)		3,490	2,936
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,900	3,692
HCA, Inc.
4.500% due 02/15/2027		$600	619
5.500% due 06/15/2047		62	64
Hexion, Inc.
13.750% due 02/01/2022		25	22
iHeartCommunications, Inc.
9.000% due 03/01/2021 (m)		3,790	2,857
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019		4,200	4,206
7.250% due 10/15/2020		2,223	2,112
9.750% due 07/15/2025 (c)		124	124
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		3,958	2,197
8.125% due 06/01/2023		966	517
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019		6,181	6,026
j2 Cloud Services LLC
6.000% due 07/15/2025		24	25
KFC Holding Co.
4.750% due 06/01/2027		42	43
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (m)		1,000	858
5.500% due 04/15/2025		490	431
Molina Healthcare, Inc.
4.875% due 06/15/2025		13	13
NOVA Chemicals Corp.
4.875% due 06/01/2024		2	2
5.250% due 06/01/2027		24	24
OGX Austria GmbH
8.375% due 04/01/2022 ^		3,300	0
8.500% due 06/01/2018 ^		3,700	0
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (m)		688	660
PetSmart, Inc.
5.875% due 06/01/2025		98	95

46	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Prime Security Services Borrower LLC
9.250% due 05/15/2023		$372	$405
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	162
Sabine Pass Liquefaction LLC
5.875% due 06/30/2026		$1,500	1,682
Safeway, Inc.
7.250% due 02/01/2031		140	132
SFR Group S.A.
6.000% due 05/15/2022 (m)		500	524
7.375% due 05/01/2026 (m)		2,938	3,199
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)		60	61
5.000% due 08/01/2027 (c)		24	24
Spirit Issuer PLC
6.582% due 12/28/2027	GBP	2,175	3,103
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		$14	14
Tenet Healthcare Corp.
4.625% due 07/15/2024		170	171
THC Escrow Corp.
4.625% due 07/15/2024		30	30
Times Square Hotel Trust
8.528% due 08/01/2026 (m)		4,420	5,297
UCP, Inc.
8.500% due 10/21/2017		2,800	2,784
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,290	1,900
7.395% due 03/28/2024		500	754
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	120	135
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$55	58
7.000% due 03/15/2024		105	111
Venator Finance SARL
5.750% due 07/15/2025		12	12
VeriSign, Inc.
4.750% due 07/15/2027		12	12
Wynn Las Vegas LLC
5.250% due 05/15/2027		89	91

			80,548

UTILITIES 5.8%
FirstEnergy Corp.
3.900% due 07/15/2027		54	54
4.850% due 07/15/2047		40	41
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022		200	204
6.000% due 11/27/2023 (m)		1,350	1,476
Gazprom OAO Via Gaz Capital S.A.
5.999% due 01/23/2021		381	412
6.510% due 03/07/2022 (m)		3,400	3,760
6.605% due 02/13/2018	EUR	100	118
8.625% due 04/28/2034		$1,081	1,445
9.250% due 04/23/2019		100	111
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,575	1,948
Petrobras Global Finance BV
6.125% due 01/17/2022		247	256
6.250% due 03/17/2024		20	20
6.250% due 12/14/2026	GBP	3,000	3,985
6.625% due 01/16/2034		200	254
7.250% due 03/17/2044		$154	152
7.375% due 01/17/2027 (m)		1,831	1,942
Sierra Hamilton LLC
12.250% due 12/15/2018 ^(j)		200	44
Sprint Capital Corp.
6.900% due 05/01/2019 (m)		1,100	1,179
Sprint Communications, Inc.
7.000% due 08/15/2020 (m)		1,100	1,213
Sprint Corp.
7.125% due 06/15/2024 (m)		1,175	1,310

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
TerraForm Power Operating LLC
6.375% due 02/01/2023 (m)	$1,900	$1,986

		21,910

Total Corporate Bonds & Notes (Cost $165,550)		166,317

CONVERTIBLE BONDS & NOTES 1.4%

BANKING & FINANCE 1.4%
SL Green Operating Partnership LP
3.000% due 10/15/2017 (m)	3,800	5,168

Total Convertible Bonds & Notes (Cost $3,799)		5,168

MUNICIPAL BONDS & NOTES 1.3%

ILLINOIS 0.2%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	50	46
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033	120	124
7.750% due 01/01/2042	210	214
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	73
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	25	25
7.350% due 07/01/2035	15	16
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	165	155

		653

IOWA 0.0%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	130	130

WEST VIRGINIA 1.1%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	28,100	1,510
7.467% due 06/01/2047	2,630	2,579

		4,089

Total Municipal Bonds & Notes (Cost $4,586)		4,872

U.S. GOVERNMENT AGENCIES 2.5%
Fannie Mae
4.000% due 10/01/2040	23	24
4.216% due 10/25/2029	330	339
4.766% due 07/25/2029	530	560
6.066% due 10/25/2029	200	214
6.966% due 07/25/2029	720	820
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)(m)	6,941	5,352
0.100% due 05/25/2020 - 08/25/2046 (a)	73,479	222
0.200% due 04/25/2045 (a)	3,595	10
0.824% due 10/25/2020 (a)(m)	27,523	523
6.366% due 10/25/2029	1,300	1,420

Total U.S. Government Agencies (Cost $9,225)		9,484

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.7%
Adjustable Rate Mortgage Trust
3.411% due 01/25/2036	167	154
American Home Mortgage Investment Trust
1.486% due 03/25/2037	4,802	2,843

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Auburn Securities PLC
0.652% due 10/01/2041	GBP	197	$254
Banc of America Alternative Loan Trust
14.265% due 09/25/2035 ^		$1,415	1,704
Banc of America Funding Trust
3.005% due 12/20/2034		793	632
3.166% due 12/20/2036		136	137
3.499% due 03/20/2036 ^(m)		1,010	878
3.580% due 10/20/2046 ^		600	454
Banc of America Mortgage Trust
3.210% due 09/25/2034		167	165
3.247% due 10/20/2046 ^		151	95
Barclays Commercial Mortgage Securities Trust
3.550% due 08/15/2027		2,900	2,825
Bayview Commercial Asset Trust
1.436% due 03/25/2037		167	153
BCAP LLC Trust
2.858% due 05/26/2037		3,619	3,037
Bear Stearns Adjustable Rate Mortgage Trust
3.017% due 09/25/2034		105	99
3.183% due 09/25/2034		71	69
3.287% due 08/25/2047 ^		418	359
3.542% due 10/25/2036 ^		1,017	964
3.581% due 03/25/2035		309	301
3.882% due 06/25/2047 ^		292	280
Bear Stearns ALT-A Trust
1.536% due 06/25/2046 ^(m)		3,622	3,209
1.916% due 01/25/2035		572	562
3.133% due 09/25/2034		316	310
3.225% due 04/25/2035		343	284
3.267% due 05/25/2036 ^		943	821
3.272% due 11/25/2035		72	62
3.392% due 11/25/2036 ^		563	518
3.444% due 08/25/2036 ^(m)		2,768	2,985
3.471% due 08/25/2036 ^(m)		571	427
3.573% due 05/25/2035		530	480
6.585% due 07/25/2035 ^		362	304
BRAD Resecuritization Trust
2.182% due 03/12/2021		3,021	180
6.550% due 03/12/2021		565	568
CBA Commercial Small Balance Commercial Mortgage
5.540% due 01/25/2039 ^		1,497	1,262
Chase Mortgage Finance Trust
5.500% due 11/25/2021 ^		945	771
6.000% due 03/25/2037 ^		928	805
Citigroup Commercial Mortgage Trust
3.794% due 12/10/2049		400	360
Citigroup Global Markets Mortgage Securities, Inc.
6.500% due 02/25/2029		303	305
Citigroup Mortgage Loan Trust, Inc.
3.670% due 03/25/2037 ^(m)		1,865	1,505
5.500% due 11/25/2035 ^		694	661
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 (m)		939	527
5.688% due 10/15/2048		5,215	2,803
Commercial Mortgage Loan Trust
5.311% due 12/10/2049		2,068	1,299
Commercial Mortgage Trust
6.303% due 07/10/2046 (m)		2,170	2,320
Countrywide Alternative Loan Trust
1.466% due 06/25/2037 ^		1,149	821
1.566% due 05/25/2036 ^		1,925	952
1.566% due 06/25/2036 ^(m)		1,626	1,069
5.500% due 10/25/2035 ^		368	334
5.500% due 12/25/2035 ^(m)		1,650	1,455
5.750% due 05/25/2036 ^		335	262
6.000% due 11/25/2035 ^		392	179
6.000% due 04/25/2036 ^		353	302
6.000% due 04/25/2037 ^		669	466
6.500% due 09/25/2032 ^		447	438
6.500% due 07/25/2035 ^		627	456
6.500% due 06/25/2036 ^		541	431
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035 (m)		676	665
3.086% due 03/25/2046 ^		3,805	2,280
3.094% due 03/25/2037 ^		1,262	1,000

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	47

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
3.193% due 11/25/2035 ^(m)		$2,480	$2,147
3.206% due 08/20/2035 ^		105	99
3.272% due 06/20/2035		227	219
3.345% due 09/25/2047 ^		1,240	1,203
3.399% due 08/25/2034 ^		58	54
5.500% due 08/25/2035 ^		94	85
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^		503	303
Credit Suisse First Boston Mortgage Securities Corp.
7.500% due 05/25/2032		1,579	1,705
Credit Suisse Mortgage Capital Mortgage-Backed Trust
1.816% due 07/25/2036 ^		587	214
5.896% due 04/25/2036		536	377
6.500% due 05/25/2036 ^		424	282
Debussy PLC
5.930% due 07/12/2025 (m)	GBP	7,000	9,144
Deutsche ALT-A Securities, Inc.
1.366% due 02/25/2047		$682	557
Deutsche ALT-B Securities, Inc.
6.250% due 07/25/2036 ^		103	87
Deutsche Mortgage Securities, Inc. Mortgage Loan Trust
5.500% due 09/25/2033		154	160
Downey Savings & Loan Association Mortgage Loan Trust
1.389% due 04/19/2047 ^		407	163
EMF-NL BV
0.668% due 07/17/2041	EUR	800	814
Epic Drummond Ltd.
0.000% due 01/25/2022		87	99
Eurosail PLC
1.890% due 09/13/2045	GBP	1,814	1,895
2.540% due 09/13/2045		1,314	1,309
4.140% due 09/13/2045		1,126	1,282
First Horizon Alternative Mortgage Securities Trust
3.070% due 05/25/2036 ^		$1,778	1,617
3.104% due 08/25/2035 ^		116	24
3.136% due 11/25/2036 ^		1,470	1,162
3.427% due 02/25/2036		166	136
6.250% due 11/25/2036 ^		118	90
First Horizon Mortgage Pass-Through Trust
2.957% due 07/25/2037 ^		120	101
2.986% due 01/25/2037 ^(m)		908	812
First Union National Bank Commercial Mortgage
6.750% due 10/15/2032		3,938	3,867
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 (m)		5,300	5,348
GMAC Mortgage Corp. Loan Trust
3.778% due 06/25/2034		87	85
3.891% due 07/19/2035		79	77
3.957% due 06/25/2034		171	168
GreenPoint Mortgage Funding Trust
1.396% due 01/25/2037		1,262	1,171
GS Mortgage Securities Trust
1.535% due 08/10/2043 (a)		7,930	277
6.201% due 08/10/2043 (m)		2,100	2,185
GSR Mortgage Loan Trust
1.666% due 07/25/2037 ^		428	237
3.370% due 01/25/2036 ^(m)		1,316	1,287
3.908% due 12/25/2034		32	31
6.000% due 09/25/2034		199	198
HarborView Mortgage Loan Trust
1.399% due 02/19/2046 (m)		1,970	1,739
1.419% due 11/19/2036 (m)		3,621	2,911
1.769% due 06/19/2034		284	268
1.849% due 01/19/2035		289	264
3.334% due 08/19/2036 ^		216	165
HomeBanc Mortgage Trust
1.466% due 03/25/2035		342	303
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044	EUR	695	676
Impac CMB Trust
1.736% due 11/25/2035 ^		$360	297
IndyMac Mortgage Loan Trust
1.446% due 04/25/2035		199	178
1.750% due 05/25/2037 ^		19	4
2.016% due 08/25/2034		181	157

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.076% due 09/25/2034		$455	$426
2.988% due 06/25/2037 ^(m)		385	345
3.331% due 11/25/2036 ^		1,171	1,058
3.497% due 12/25/2036 ^		1,412	1,325
3.522% due 05/25/2037 ^(m)		4,197	3,560
JPMorgan Alternative Loan Trust
3.404% due 05/25/2036 ^		503	390
5.500% due 11/25/2036 ^		7	5
JPMorgan Chase Commercial Mortgage Securities Trust
5.667% due 01/12/2043 (m)		805	810
JPMorgan Commercial Mortgage-Backed Securities Trust
5.828% due 03/18/2051 (m)		755	754
JPMorgan Mortgage Trust
3.247% due 10/25/2036 ^		55	49
3.377% due 05/25/2036 ^		802	747
3.408% due 07/25/2035		145	144
6.000% due 08/25/2037 ^		683	603
Landmark Mortgage Securities PLC
0.000% due 06/17/2038	EUR	250	276
0.517% due 06/17/2038	GBP	655	836
Lehman Mortgage Trust
5.859% due 04/25/2036		$402	362
6.000% due 05/25/2037 ^(m)		1,677	1,662
MASTR Adjustable Rate Mortgages Trust
1.472% due 01/25/2047 ^		432	316
3.455% due 10/25/2034		758	714
Merrill Lynch Mortgage Trust
6.018% due 06/12/2050 (m)		5,400	5,427
Morgan Stanley Capital Trust
5.920% due 04/15/2049 (m)		109	110
6.128% due 06/11/2049		1,500	1,504
Morgan Stanley Mortgage Loan Trust
3.237% due 07/25/2035 ^(m)		1,905	1,728
3.409% due 01/25/2035 ^		287	112
5.750% due 12/25/2035 ^		480	464
6.000% due 08/25/2037 ^		288	245
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		814	689
Prime Mortgage Trust
1.566% due 06/25/2036 ^		3,798	2,431
7.000% due 07/25/2034		220	209
Regal Trust
2.145% due 09/29/2031		10	9
Residential Accredit Loans, Inc. Trust
1.426% due 06/25/2037		2,169	1,796
5.500% due 04/25/2037		126	112
6.000% due 08/25/2035 ^		634	591
6.000% due 01/25/2037 ^(m)		593	516
Residential Asset Securitization Trust
6.000% due 03/25/2037 ^		512	343
6.000% due 07/25/2037 (m)		8,014	6,145
Residential Funding Mortgage Securities, Inc. Trust
4.828% due 07/27/2037 ^		326	288
6.000% due 06/25/2037 ^		484	443
Sequoia Mortgage Trust
3.487% due 01/20/2038 ^		349	333
Structured Adjustable Rate Mortgage Loan Trust
3.270% due 08/25/2034		25	24
3.349% due 11/25/2036 ^		235	232
3.366% due 01/25/2036 ^		1,286	986
Structured Asset Mortgage Investments Trust
1.426% due 08/25/2036 ^(m)		2,574	2,251
1.676% due 05/25/2045		183	166
Structured Asset Securities Corp. Mortgage Pass-Through Certificates
3.285% due 01/25/2034		458	459
TBW Mortgage-Backed Trust
6.000% due 07/25/2036 ^		349	284
Theatre Hospitals PLC
4.086% due 10/15/2031	GBP	249	316
WaMu Mortgage Pass-Through Certificates Trust
2.145% due 07/25/2046 (m)		$2,246	2,149
2.716% due 11/25/2036 ^		369	356
2.733% due 03/25/2033		97	98
2.757% due 03/25/2037 ^(m)		591	530

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.954% due 07/25/2037 ^		$1,421	$1,304
3.058% due 06/25/2037 ^(m)		1,835	1,683
3.206% due 07/25/2037 ^(m)		3,536	3,038
Washington Mutual Mortgage Pass-Through Certificates Trust
1.582% due 10/25/2046 ^		560	452
2.600% due 06/25/2033		67	68
Wells Fargo Mortgage-Backed Securities Trust
1.716% due 07/25/2037 ^		262	228
3.036% due 09/25/2036 ^		27	27
3.075% due 10/25/2036 ^		26	25
3.194% due 04/25/2036 ^		30	30

Total Non-Agency Mortgage-Backed Securities (Cost $135,185)			150,457

ASSET-BACKED SECURITIES 43.3%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021		207	55
American Money Management Corp. CLO Ltd.
8.201% due 12/09/2026		1,200	1,208
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
2.941% due 05/25/2034		154	130
4.066% due 08/25/2032		1,079	1,077
Asset-Backed Funding Certificates Trust
1.366% due 10/25/2036 (m)		7,174	6,328
1.776% due 10/25/2033		167	155
1.876% due 03/25/2035 (m)		4,431	4,200
Associates Manufactured Housing Pass-Through Certificates
7.150% due 03/15/2028 (m)		1,571	1,902
Bear Stearns Asset-Backed Securities Trust
1.302% due 09/25/2034		752	723
3.079% due 07/25/2036		532	352
Bombardier Capital Mortgage Securitization Corp.
7.830% due 06/15/2030		3,549	1,584
C-BASS CBO Corp.
1.350% due 09/06/2041		7,861	904
Conseco Finance Securitizations Corp.
7.770% due 09/01/2031		892	982
7.960% due 05/01/2031		1,691	1,178
8.060% due 09/01/2029 (m)		3,013	1,727
9.163% due 03/01/2033		2,916	2,710
Conseco Financial Corp.
6.220% due 03/01/2030		99	106
6.330% due 11/01/2029		12	12
6.530% due 02/01/2031		1,229	1,216
7.050% due 01/15/2027		121	126
7.140% due 03/15/2028		103	105
Countrywide Asset-Backed Certificates
1.356% due 06/25/2035 (m)		8,873	7,118
1.466% due 01/25/2037 (m)		15,575	14,097
1.556% due 12/25/2036 ^		652	362
1.776% due 08/25/2032 ^		383	336
2.491% due 02/25/2035 (m)		3,471	3,508
Countrywide Asset-Backed Certificates Trust
1.996% due 11/25/2034 (m)		407	405
4.693% due 10/25/2035		15	15
Credit Suisse First Boston Mortgage Securities Corp.
2.266% due 02/25/2031		1,714	1,697
Credit-Based Asset Servicing and Securitization LLC
2.536% due 12/25/2035		1,377	1,240
Euromax ABS PLC
0.011% due 11/10/2095	EUR	5,000	4,107
First Franklin Mortgage Loan Trust
1.666% due 11/25/2036 (m)		$10,000	9,646
1.816% due 07/25/2035 (m)		8,092	7,586
Greenpoint Manufactured Housing
8.300% due 10/15/2026		713	778
Home Equity Asset Trust
3.616% due 10/25/2033		23	21
Home Equity Loan Trust
1.556% due 04/25/2037 (m)		8,700	6,671

48	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.456% due 04/25/2037 (m)	$16,018	$10,720
1.536% due 04/25/2037 (m)	5,316	4,906
JPMorgan Mortgage Acquisition Trust
1.296% due 08/25/2036	9	5
1.406% due 03/25/2047 (m)	1,849	1,786
KGS Alpha SBA Trust
0.967% due 04/25/2038 (a)	1,318	36
Lehman ABS Mortgage Loan Trust
1.306% due 06/25/2037 (m)	6,407	4,060
Long Beach Mortgage Loan Trust
1.406% due 02/25/2036	3,586	2,451
1.486% due 05/25/2046	3,754	1,771
1.921% due 11/25/2035 (m)	3,684	2,536
3.691% due 03/25/2032	259	238
Morgan Stanley ABS Capital, Inc. Trust
2.251% due 01/25/2035	645	293
Morgan Stanley Dean Witter Capital, Inc. Trust
2.641% due 02/25/2033	464	465
Morgan Stanley Home Equity Loan Trust
2.266% due 12/25/2034 (m)	4,445	4,391
National Collegiate Commutation Trust
0.000% due 03/25/2038	10,400	4,784
NovaStar Mortgage Funding Trust
1.386% due 11/25/2036	1,470	693
Oakwood Mortgage Investors, Inc.
1.389% due 06/15/2032	19	18
Option One Mortgage Loan Trust
5.662% due 01/25/2037 ^	17	17
Origen Manufactured Housing Contract Trust
7.650% due 03/15/2032	1,817	1,886
Ownit Mortgage Loan Trust
3.439% due 10/25/2035	2,318	1,501
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
3.091% due 10/25/2034	1,161	852
Residential Asset Mortgage Products Trust
2.341% due 08/25/2033	536	509
2.941% due 09/25/2034 (m)	3,239	2,648
4.020% due 04/25/2033	1	1
5.220% due 07/25/2034 ^	55	54
5.690% due 11/25/2033	850	900
Residential Asset Securities Corp. Trust
1.656% due 10/25/2035 (m)	3,526	3,142
Saxon Asset Securities Trust
2.191% due 12/26/2034	629	533
Securitized Asset-Backed Receivables LLC Trust
1.446% due 02/25/2037 ^	392	257
1.891% due 01/25/2035	37	36
SLM Student Loan Trust
0.000% due 01/25/2042 (g)	2	1,747
SoFi Professional Loan Program LLC
0.000% due 01/25/2039 (g)	2,540	1,676
Soloso CDO Ltd.
1.470% due 10/07/2037	1,300	741
South Coast Funding Ltd.
1.410% due 01/06/2041	43,143	12,965

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Specialty Underwriting & Residential Finance Trust
1.366% due 06/25/2037 (m)		$5,931	$4,303
Structured Asset Investment Loan Trust
1.436% due 01/25/2036 (m)		6,287	5,002
Structured Asset Securities Corp. Mortgage Loan Trust
1.516% due 06/25/2035		372	337
Talon Funding Ltd.
1.590% due 06/05/2035		1,092	546
UCFC Home Equity Loan Trust
7.750% due 04/15/2030 (m)		734	693

Total Asset-Backed Securities (Cost $143,439)			163,866

SOVEREIGN ISSUES 1.6%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	1,300	942
5.000% due 01/15/2027		400	427
7.820% due 12/31/2033		1,872	2,286
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	46,000	407
4.500% due 07/03/2017		40,000	357
4.750% due 04/17/2019	EUR	200	233
Saudi Government International Bond
3.250% due 10/26/2026		$200	198
4.500% due 10/26/2046		1,000	1,021
Sri Lanka Government International Bond
6.200% due 05/11/2027		200	200

Total Sovereign Issues (Cost $5,725)			6,071

		SHARES
COMMON STOCKS 0.3%

CONSUMER DISCRETIONARY 0.1%
Tribune Media Co. ‘A’		5,969	243
tronc, Inc. (e)		1,492	19

			262

ENERGY 0.1%
Forbes Energy Services Ltd. (e)(k)		29,625	504
OGX Petroleo e Gas S.A. SP - ADR (e)		110,823	0

			504

FINANCIALS 0.1%
TIG FinCo PLC (k)		386,567	491

Total Common Stocks (Cost $2,370)			1,257

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024		279,000	131

	SHARES	MARKET VALUE (000S)
UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	59,678	$10

Total Warrants (Cost $157)		141

CONVERTIBLE PREFERRED SECURITIES 3.4%

BANKING & FINANCE 3.4%
Wells Fargo & Co.
7.500% due 12/31/2049 (i)	9,900	12,984

Total Convertible Preferred Securities (Cost $6,293)		12,984

PREFERRED SECURITIES 1.3%

INDUSTRIALS 1.3%
Sequa Corp.
9.000%	5,177	5,050

Total Preferred Securities (Cost $5,177)		5,050

SHORT-TERM INSTRUMENTS 9.9%

REPURCHASE AGREEMENTS (l) 8.6%
		32,499

	PRINCIPAL AMOUNT (000S)
SHORT-TERM NOTES 0.1%
Federal Home Loan Bank
0.924% due 07/19/2017 (g)(h)	$200	200

U.S. TREASURY BILLS 1.2%
0.920% due 08/31/2017 (f)(g)(p)	4,554	4,547

Total Short-Term Instruments (Cost $37,246)		37,246

Total Investments in Securities (Cost $536,038)		579,240

Total Investments 152.9% (Cost $536,038)		$579,240

Financial Derivative Instruments (n)(o) (1.2)% (Cost or Premiums, net $(4,955))		(4,484)

Other Assets and Liabilities, net (51.7)%		(196,050)

Net Assets 100.0%		$378,706

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	49

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

(h)	Coupon represents a yield to maturity.
(i)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(j)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(k)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014 - 07/31/2014	$1,470	$504	0.13%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,900	3,137	0.83
TIG FinCo PLC	04/02/2015 - 02/24/2017	560	491	0.13

		$4,930	$4,132	1.09%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(l)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.440%	06/30/2017	07/03/2017	$31,000	Freddie Mac 3.500% due 03/01/2047	$(31,997)	$31,000	$31,004
SSB	0.050	06/30/2017	07/03/2017	1,499	U.S. Treasury Notes 1.625% - 3.500% due 12/31/2019 - 05/15/2020(2)	(1,530)	1,499	1,499

Total Repurchase Agreements						$(33,527)	$32,499	$32,503

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BCY	1.650%	06/16/2017	TBD	(4)	$ (7,362)	$(7,368)
	2.250	06/02/2017	09/05/2017		(604)	(605)
	2.280	05/09/2017	08/09/2017		(414)	(415)
	2.648	04/03/2017	07/03/2017		(2,900)	(2,919)
	2.680	05/09/2017	08/09/2017		(8,504)	(8,539)
	2.681	05/17/2017	08/17/2017		(1,280)	(1,284)
	2.692	05/23/2017	08/23/2017		(3,945)	(3,957)
	2.780	06/21/2017	09/21/2017		(8,016)	(8,023)
	2.787	06/22/2017	09/21/2017		(3,460)	(3,463)
BPS	0.600	06/08/2017	09/08/2017		GBP (920)	(1,198)
	1.890	06/02/2017	08/31/2017		$ (1,192)	(1,194)
	1.970	05/25/2017	08/25/2017		(1,837)	(1,841)
	2.685	05/10/2017	08/10/2017		(7,634)	(7,665)
BRC	3.293	06/27/2017	TBD	(4)	(1,682)	(1,683)
DEU	2.100	05/09/2017	08/09/2017		(1,116)	(1,120)
	2.110	05/24/2017	08/24/2017		(1,568)	(1,572)
	2.110	05/30/2017	08/30/2017		(1,227)	(1,229)
FOB	2.850	06/19/2017	07/06/2017		(2,416)	(2,419)
JML	2.000	06/16/2017	07/14/2017		(7,159)	(7,166)
JPS	2.805	04/12/2017	07/13/2017		(6,249)	(6,289)
MSC	1.880	05/18/2017	08/18/2017		(3,282)	(3,290)
	2.269	06/07/2017	09/07/2017		(1,082)	(1,084)
	3.250	09/16/2016	09/15/2017		(1,287)	(1,289)
RBC	2.030	01/19/2017	07/18/2017		(3,770)	(3,805)
	2.120	06/07/2017	10/04/2017		(4,330)	(4,337)
	2.120	06/12/2017	12/12/2017		(3,336)	(3,340)
	2.730	03/13/2017	09/13/2017		(4,579)	(4,618)
	2.730	03/27/2017	09/20/2017		(5,550)	(5,591)
RDR	1.550	04/07/2017	07/07/2017		(1,082)	(1,086)
	1.590	05/23/2017	08/23/2017		(2,095)	(2,099)
	1.710	07/07/2017	10/10/2017		(1,064)	(1,064)
RTA	1.985	01/13/2017	07/13/2017		(480)	(484)
	2.432	08/03/2016	08/02/2017		(5,568)	(5,694)
	2.700	04/19/2017	10/18/2017		(342)	(344)
	2.786	01/04/2017	01/03/2018		(7,020)	(7,118)
	2.839	04/24/2017	04/23/2018		(776)	(780)

50	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
	2.875%	04/27/2017	04/26/2018	$ (4,621)	$(4,646)
	2.889	04/13/2017	04/05/2018	(4,394)	(4,423)
	2.918	03/14/2017	03/08/2018	(2,309)	(2,330)
SAL	2.050	04/05/2017	07/05/2017	(3,645)	(3,663)
	2.089	05/26/2017	08/28/2017	(326)	(327)
	2.199	07/05/2017	10/05/2017	(3,580)	(3,580)
SOG	1.750	04/11/2017	07/11/2017	(1,078)	(1,082)
	1.750	05/16/2017	08/16/2017	(691)	(693)
	1.750	05/22/2017	08/22/2017	(1,140)	(1,142)
	1.750	05/24/2017	08/21/2017	(953)	(955)
	1.750	05/30/2017	08/30/2017	(4,020)	(4,027)
	1.750	06/07/2017	08/16/2017	(1,835)	(1,837)
	1.750	06/23/2017	08/21/2017	(1,185)	(1,186)
	1.780	06/05/2017	09/05/2017	(5,309)	(5,316)
	1.780	06/08/2017	09/07/2017	(1,119)	(1,120)
	1.780	06/09/2017	09/05/2017	(1,492)	(1,494)
	1.780	06/09/2017	09/07/2017	(4,225)	(4,230)
	1.800	06/14/2017	09/14/2017	(979)	(980)
	1.800	06/15/2017	09/15/2017	(3,407)	(3,410)
	2.871	06/09/2017	12/11/2017	(6,947)	(6,960)
	3.006	07/20/2016	07/20/2017	(6,558)	(6,598)
UBS	0.150	04/20/2017	07/20/2017	EUR (1,109)	(1,267)
	0.900	04/13/2017	07/13/2017	GBP (1,743)	(2,275)
	0.900	04/18/2017	07/18/2017	(2,229)	(2,908)
	1.240	04/20/2017	07/20/2017	(5,152)	(6,727)
	1.910	04/25/2017	07/25/2017	$ (379)	(380)
	1.920	05/03/2017	08/03/2017	(199)	(200)
	2.010	06/02/2017	09/05/2017	(4,251)	(4,258)
	2.160	06/02/2017	09/05/2017	(1,532)	(1,535)
	2.555	04/07/2017	07/07/2017	(2,703)	(2,720)
	2.605	04/07/2017	07/07/2017	(8,016)	(8,066)
	2.650	04/05/2017	07/05/2017	(4,077)	(4,104)
	2.655	04/07/2017	07/07/2017	(1,701)	(1,712)

Total Reverse Repurchase Agreements					$(212,123)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$31,004	$(36,573)	$0	$(5,569)	$23,288	$17,719
BPS	0	(11,898)	0	(11,898)	17,499	5,601
BRC	0	(1,683)	0	(1,683)	2,536	853
DEU	0	(3,921)	0	(3,921)	4,177	256
FOB	0	(2,419)	0	(2,419)	4,060	1,641
JML	0	(7,166)	0	(7,166)	8,726	1,560
JPS	0	(6,289)	0	(6,289)	9,305	3,016
MSB	0	0	0	0	774	774
MSC	0	(5,663)	0	(5,663)	6,086	423
RBC	0	(21,691)	0	(21,691)	25,069	3,378
RDR	0	(4,249)	0	(4,249)	4,407	158
RTA	0	(25,819)	0	(25,819)	34,772	8,953
SAL	0	(7,570)	0	(7,570)	9,646	2,076
SOG	0	(41,030)	0	(41,030)	49,509	8,479
SSB	1,499	0	0	1,499	(1,530)	(31)
UBS	0	(36,152)	0	(36,152)	46,947	10,795

Total Borrowings and Other Financing Transactions	$32,503	$(212,123)	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	51

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(20,455)	$(46,530)	$(10,708)	$(77,693)
Convertible Bonds & Notes	0	0	0	(4,337)	(4,337)
U.S. Government Agencies	0	0	(3,878)	0	(3,878)
Non-Agency Mortgage-Backed Securities	0	(16,206)	(19,316)	(14,837)	(50,359)
Asset-Backed Securities	0	(29,011)	(28,755)	(13,446)	(71,212)

Total Borrowings	$0	$(65,672)	$(98,479)	$(43,328)	$(207,479)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(207,479)

(m)	Securities with an aggregate market value of $279,306 and cash of $232 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended 06/30/2017 was $(212,695) at a weighted average interest rate of 2.000%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(4,644) is outstanding at period end.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Frontier Communications Corp.	5.000%	06/20/2020	6.022%	$2,000	$(57)	$6	$(51)	$2	$0
Sprint Communications, Inc.	5.000	12/20/2021	2.033%	1,000	22	103	125	0	(1)

					$(35)	$109	$74	$2	$(1)

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	1-Year BRL-CDI	11.680%	01/04/2021	BRL	71,100	$(347)	$695	$348	$50	$0
Pay	1-Year BRL-CDI	15.590	01/04/2021		20	1	0	1	0	0
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024	CAD	13,300	618	358	976	0	(87)
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		4,400	(154)	(591)	(745)	104	0
Receive	3-Month USD-LIBOR	1.500	12/21/2021	$	18,000	154	(470)	(316)	0	(28)
Receive	3-Month USD-LIBOR	1.750	12/21/2023		150,000	2,826	(5,845)	(3,019)	0	(349)
Receive	3-Month USD-LIBOR	2.250	06/15/2026		6,800	(414)	393	(21)	22	0
Receive(4)	3-Month USD-LIBOR	2.500	12/20/2027		21,900	304	(38)	266	0	(38)
Receive	3-Month USD-LIBOR	2.500	06/15/2036		56,900	(5,675)	5,764	89	217	0
Receive	3-Month USD-LIBOR	2.500	06/15/2046		17,600	(2,149)	2,245	96	81	0
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025	AUD	5,200	129	94	223	0	(40)
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	4,800	(26)	(2)	(28)	0	(2)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	11,700	(170)	(22)	(192)	0	(22)

						$(4,903)	$2,581	$(2,322)	$474	$(566)

Total Swap Agreements						$(4,938)	$2,690	$(2,248)	$476	$(567)

52	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared	$0	$0	$476	$476	$0	$0	$(567)	$(567)

Cash of $7,108 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(o)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	11,464		$12,885	$0	$(208)
	07/2017	GBP	899		1,155	0	(16)
BPS	07/2017		$13,610	EUR	11,965	56	0
	07/2017		738	JPY	82,700	0	(3)
	08/2017	EUR	11,965		$13,630	0	(55)
	08/2017	JPY	82,700		740	3	0
CBK	07/2017	BRL	1,797		546	4	0
	07/2017	GBP	27,392		35,245	0	(432)
	07/2017		$543	BRL	1,797	0	(1)
GLM	07/2017	AUD	114		$85	0	(3)
	07/2017	EUR	100		112	0	(3)
	07/2017	GBP	47		61	0	(1)
	07/2017	JPY	82,700		745	10	0
	07/2017		$414	GBP	325	10	0
HUS	07/2017	GBP	428		$553	0	(5)
JPM	07/2017	EUR	401		451	0	(7)
	07/2017		$266	EUR	233	0	0
	07/2017		3,004	GBP	2,363	74	0
NGF	07/2017	BRL	1,797		$543	1	0
	07/2017		$537	BRL	1,797	5	0
	08/2017	BRL	1,797		$534	0	(5)
SCX	07/2017		$584	GBP	459	14	0
SSB	07/2017	GBP	59		$74	0	(2)
UAG	07/2017		$32,909	GBP	25,678	535	0
	08/2017	GBP	25,678		$32,938	0	(536)

Total Forward Foreign Currency Contracts						$712	$(1,277)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	53

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Russia Government International Bond	1.000%	06/20/2024	2.160%	$400	$(40)	$12	$0	$(28)
BRC	Gazprom S.A.	1.900	12/20/2017	0.381	1,250	0	10	10	0
	JSC VTB Bank	2.340	12/20/2017	0.716	1,250	0	11	11	0
	Russia Government International Bond	1.000	06/20/2024	2.160	400	(46)	18	0	(28)
	Russia Government International Bond	1.000	09/20/2024	2.193	300	(25)	2	0	(23)
CBK	Russia Government International Bond	1.000	06/20/2024	2.160	500	(53)	17	0	(36)
	Russia Government International Bond	1.000	09/20/2024	2.193	300	(26)	3	0	(23)
FBF	TNK-BP Finance S.A.	3.150	12/20/2017	2.113	1,500	0	9	9	0
GST	Petrobras Global Finance BV	1.000	09/20/2020	2.229	110	(16)	12	0	(4)
	Russia Government International Bond	1.000	03/20/2020	0.918	100	(19)	19	0	0
	Russia Government International Bond	1.000	06/20/2024	2.160	200	(23)	9	0	(14)
HUS	Russia Government International Bond	1.000	06/20/2019	0.699	130	(5)	6	1	0
	Russia Government International Bond	1.000	06/20/2024	2.160	130	(13)	4	0	(9)
	Russia Government International Bond	1.000	09/20/2024	2.193	69	(10)	5	0	(5)
JPM	Russia Government International Bond	1.000	06/20/2024	2.160	200	(18)	4	0	(14)

						$(294)	$141	$31	$(184)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	$100	$(12)	$0	$0	$(12)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	100	(13)	1	0	(12)
FBF	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	100	(12)	0	0	(12)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	100	(10)	1	0	(9)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	500	(78)	4	0	(74)
GST	ABX.HE.AA.6-1 Index	0.320	07/25/2045	17,556	(3,494)	889	0	(2,605)
	ABX.HE.PENAAA.7-1 Index	0.090	08/25/2037	4,742	(918)	59	0	(859)
	CMBX.NA.A.6 Index	2.000	05/11/2063	1,500	(76)	29	0	(47)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	200	(24)	3	0	(21)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	200	(24)	0	0	(24)

					$(4,661)	$986	$0	$(3,675)

Total Swap Agreements					$(4,955)	$1,127	$31	$(3,859)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(224)	$0	$(28)	$(252)	$(252)	$274	$22
BPS	59	0	0	59	(58)	0	0	(58)	1	0	1
BRC	0	0	21	21	0	0	(51)	(51)	(30)	0	(30)
CBK	4	0	0	4	(433)	0	(59)	(492)	(488)	274	(214)
DUB	0	0	0	0	0	0	(24)	(24)	(24)	0	(24)
FBF	0	0	9	9	0	0	(95)	(95)	(86)	0	(86)
GLM	20	0	0	20	(7)	0	0	(7)	13	0	13
GST	0	0	0	0	0	0	(3,529)	(3,529)	(3,529)	3,969	440
HUS	0	0	1	1	(5)	0	(14)	(19)	(18)	31	13
JPM	74	0	0	74	(7)	0	(14)	(21)	53	0	53
MYC	0	0	0	0	0	0	(45)	(45)	(45)	0	(45)
NGF	6	0	0	6	(5)	0	0	(5)	1	0	1
SCX	14	0	0	14	0	0	0	0	14	0	14
SSB	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
UAG	535	0	0	535	(536)	0	0	(536)	(1)	0	(1)

Total Over the Counter	$712	$0	$31	$743	$(1,277)	$0	$(3,859)	$(5,136)

54	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

(p)	Securities with an aggregate market value of $4,547 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$2	$0	$0	$474	$476

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$712	$0	$712
Swap Agreements	0	31	0	0	0	31

	$0	$31	$0	$712	$0	$743

	$0	$33	$0	$712	$474	$1,219

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$1	$0	$0	$566	$567

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,277	$0	$1,277
Swap Agreements	0	3,859	0	0	0	3,859

	$0	$3,859	$0	$1,277	$0	$5,136

	$0	$3,860	$0	$1,277	$566	$5,703

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$27	$0	$0	$(2,741)	$(2,714)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,218	$0	$3,218
Swap Agreements	0	391	0	0	(21)	370

	$0	$391	$0	$3,218	$(21)	$3,588

	$0	$418	$0	$3,218	$(2,762)	$874

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	55

Schedule of Investments PIMCO Income Opportunity Fund (Cont.)

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$109	$0	$0	$5,530	$5,639

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(3,050)	$0	$(3,050)
Swap Agreements	0	1,008	0	0	145	1,153

	$0	$1,008	$0	$(3,050)	$145	$(1,897)

	$0	$1,117	$0	$(3,050)	$5,675	$3,742

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$15,891	$436	$16,327
Corporate Bonds & Notes
Banking & Finance	0	57,991	5,868	63,859
Industrials	0	74,072	6,476	80,548
Utilities	0	21,866	44	21,910
Convertible Bonds & Notes
Banking & Finance	0	5,168	0	5,168
Municipal Bonds & Notes
Illinois	0	653	0	653
Iowa	0	130	0	130
West Virginia	0	4,089	0	4,089
U.S. Government Agencies	0	9,484	0	9,484
Non-Agency Mortgage-Backed Securities	0	149,020	1,437	150,457
Asset-Backed Securities	0	155,623	8,243	163,866
Sovereign Issues	0	6,071	0	6,071
Common Stocks
Consumer Discretionary	262	0	0	262
Energy	0	504	0	504
Financials	0	0	491	491
Warrants
Industrials	0	0	131	131
Utilities	10	0	0	10
Convertible Preferred Securities
Banking & Finance	0	12,984	0	12,984

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Preferred Securities
Industrials	$0	$0	$5,050	$5,050
Short-Term Instruments
Repurchase Agreements	0	32,499	0	32,499
Short-Term Notes	0	200	0	200
U.S. Treasury Bills	0	4,547	0	4,547

Total Investments	$272	$550,792	$28,176	$579,240

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	476	0	476
Over the counter	0	743	0	743

	$0	$1,219	$0	$1,219

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(567)	0	(567)
Over the counter	0	(5,136)	0	(5,136)

	$0	$(5,703)	$0	$(5,703)

Total Financial Derivative Instruments	$0	$(4,484)	$0	$(4,484)

Totals	$272	$546,308	$28,176	$574,756

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$222	$320	$0	$2	$0	$(108)	$0	$0	$436	$(108)
Corporate Bonds & Notes
Banking & Finance	10,482	0	(4,972)	24	54	280	0	0	5,868	2
Industrials	5,369	3,621	(2,461)	21	39	(113)	0	0	6,476	32
Utilities	0	0	0	0	0	0	44	0	44	0
Non-Agency Mortgage-Backed Securities	879	693	(52)	5	2	(90)	0	0	1,437	(85)
Asset-Backed Securities	66	8,118	0	175	0	(116)	0	0	8,243	(117)
Common Stocks
Financials	211	70	0	0	0	210	0	0	491	210
Warrants
Industrials	0	0	0	0	(39)	170	0	0	131	130
Preferred Securities
Industrials	0	5,177	0	0	0	(127)	0	0	5,050	(127)

Totals	$17,229	$17,999	$(7,485)	$227	$56	$106	$44	$0	$28,176	$(63)

56	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$436	Other Valuation Techniques(2)	—	—
Corporate Bonds & Notes
Banking & Finance	3,138	Reference Instrument	OAS Spread	549.080 bps
	2,730	Reference Instrument	Spread movement	281.000 bps
Industrials	6,476	Proxy Pricing	Base Price	99.500-100.000
Utilities	44	Other Valuation Techniques(2)	—	—
Non-Agency Mortgage-Backed Securities	1,437	Proxy Pricing	Base Price	5.970-100.780
Asset-Backed Securities	8,243	Proxy Pricing	Base Price	2.703-88,000.000
Common Stocks
Financials	491	Other Valuation Techniques(2)	—	—
Warrants
Industrials	131	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	5,050	Fundamental Valuation	Company Assets	$ 551,000.000

Total	$28,176

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	57

Schedule of Investments PIMCO Strategic Income Fund, Inc.

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 278.4%

LOAN PARTICIPATIONS AND ASSIGNMENTS 3.2%
Avolon Holdings Ltd.
3.462% due 09/20/2020		$30	$31
3.962% due 03/20/2022		200	202
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		970	974
4.295% due 06/30/2017		7,338	7,353
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		54	55
iHeartCommunications, Inc.
7.976% due 01/30/2019		900	738
Sequa Mezzanine Holdings LLC
6.672% due 11/28/2021		120	121
10.172% due 04/28/2022		1,050	1,072

Total Loan Participations and Assignments (Cost $10,673)			10,546

CORPORATE BONDS & NOTES 20.4%

BANKING & FINANCE 8.9%
Barclays Bank PLC
7.625% due 11/21/2022 (k)		800	917
14.000% due 06/15/2019 (g)	GBP	1,300	2,062
BNP Paribas S.A.
7.375% due 08/19/2025 (g)		$1,400	1,559
Brighthouse Financial, Inc.
3.700% due 06/22/2027		54	53
4.700% due 06/22/2047		56	55
Cantor Fitzgerald LP
7.875% due 10/15/2019 (k)		930	1,025
CyrusOne LP
5.000% due 03/15/2024		20	21
5.375% due 03/15/2027		10	10
Deutsche Bank AG
4.250% due 10/14/2021 (k)		3,200	3,354
Exela Intermediate LLC
10.000% due 07/15/2023 (c)		65	64
Exeter Finance Corp.
9.750% due 05/20/2019		2,400	2,340
Howard Hughes Corp.
5.375% due 03/15/2025		40	41
Jefferies LoanCore LLC
6.875% due 06/01/2020 (k)		1,000	1,010
Navient Corp.
5.875% due 03/25/2021		1,009	1,070
Neuberger Berman Group LLC
4.875% due 04/15/2045 (k)		1,200	1,171
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		26	26
Pinnacol Assurance
8.625% due 06/25/2034 (i)		2,600	2,813
Royal Bank of Scotland Group PLC
8.625% due 08/15/2021 (g)		1,000	1,092
Sberbank of Russia Via SB Capital S.A.
6.125% due 02/07/2022 (k)		2,000	2,182
SL Green Realty Corp.
7.750% due 03/15/2020 (k)		4,500	5,041
Spirit Realty LP
4.450% due 09/15/2026 (k)		3,300	3,142
Springleaf Finance Corp.
6.125% due 05/15/2022		210	222

			29,270

INDUSTRIALS 7.8%
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(h)		1,312	1,693
9.000% due 02/15/2020 ^(h)		65	84
CDK Global, Inc.
4.875% due 06/01/2027		11	11

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Charter Communications Operating LLC
5.375% due 05/01/2047		$36	$38
Chemours Co.
5.375% due 05/15/2027		24	25
CommScope Technologies LLC
5.000% due 03/15/2027		2	2
Community Health Systems, Inc.
6.250% due 03/31/2023		91	94
CVS Pass-Through Trust
7.507% due 01/10/2032		821	1,015
Dynegy, Inc.
8.034% due 02/02/2024		78	75
EI Group PLC
6.875% due 05/09/2025	GBP	620	895
EW Scripps Co.
5.125% due 05/15/2025		$13	13
First Quality Finance Co., Inc.
5.000% due 07/01/2025		21	22
Frontier Finance PLC
8.000% due 03/23/2022	GBP	2,600	3,310
HCA, Inc.
5.500% due 06/15/2047		$56	58
Hexion, Inc.
13.750% due 02/01/2022		22	20
iHeartCommunications, Inc.
9.000% due 03/01/2021		2,470	1,862
9.000% due 09/15/2022		1,000	744
Intelsat Jackson Holdings S.A.
7.250% due 10/15/2020		2,570	2,442
9.750% due 07/15/2025 (c)		109	109
j2 Cloud Services LLC
6.000% due 07/15/2025		21	22
KFC Holding Co.
4.750% due 06/01/2027		37	38
Kinder Morgan, Inc.
5.300% due 12/01/2034 (k)		1,500	1,550
7.750% due 01/15/2032 (k)		4,500	5,672
NOVA Chemicals Corp.
4.875% due 06/01/2024		2	2
5.250% due 06/01/2027		21	21
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)		53	54
5.000% due 08/01/2027 (c)		21	21
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		13	13
UAL Pass-Through Trust
6.636% due 01/02/2024		1,618	1,757
UCP, Inc.
8.500% due 10/21/2017		3,700	3,679
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	110	124
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$49	52
7.000% due 03/15/2024		244	257
Venator Finance SARL
5.750% due 07/15/2025		10	10
VeriSign, Inc.
4.750% due 07/15/2027		11	11
Wynn Las Vegas LLC
5.250% due 05/15/2027		77	79

			25,874

UTILITIES 3.7%
FirstEnergy Corp.
3.900% due 07/15/2027		48	48
4.850% due 07/15/2047		36	36
Gazprom Neft OAO Via GPN Capital S.A.
6.000% due 11/27/2023		7,150	7,817
Gazprom OAO Via Gaz Capital S.A.
8.625% due 04/28/2034 (k)		2,600	3,476
Petrobras Global Finance BV
6.125% due 01/17/2022		224	232

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.250% due 03/17/2044	$138	$136
7.375% due 01/17/2027	380	403

		12,148

Total Corporate Bonds & Notes (Cost $62,782)		67,292

MUNICIPAL BONDS & NOTES 1.0%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044	50	46
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029	70	73
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035	15	15
7.350% due 07/01/2035	10	11
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	145	136

		281

WEST VIRGINIA 0.9%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (e)	25,300	1,360
7.467% due 06/01/2047	1,655	1,623

		2,983

Total Municipal Bonds & Notes (Cost $3,004)		3,264

U.S. GOVERNMENT AGENCIES 172.3%
Fannie Mae
1.803% due 08/25/2054 (a)(k)	22,897	1,383
2.500% due 12/25/2027 (a)	4,751	380
2.699% due 09/01/2028	7	7
2.862% due 11/01/2027	48	49
2.940% due 12/01/2030	165	168
2.950% due 04/01/2030	1	1
2.974% due 12/01/2028	43	44
3.000% due 03/01/2031	58	59
3.104% due 03/01/2032	77	77
4.216% due 10/25/2029	300	308
4.250% due 11/25/2024 - 03/25/2033	564	591
4.500% due 09/01/2023 - 08/01/2041	274	295
4.500% due 07/25/2040 - 04/01/2041 (k)	2,054	2,178
4.766% due 07/25/2029	490	518
5.000% due 12/01/2018 - 07/25/2038	252	271
5.000% due 01/25/2038 (k)	9,589	10,518
5.500% due 07/25/2024	18	20
5.500% due 11/25/2032 - 04/25/2035 (k)	7,325	8,175
5.542% due 12/25/2042	36	39
5.750% due 06/25/2033	31	35
5.807% due 08/25/2043	1,892	2,088
6.000% due 09/25/2031 - 01/25/2044	2,042	2,315
6.000% due 12/01/2032 - 06/01/2040 (k)	7,040	8,013
6.066% due 10/25/2029	180	193
6.104% due 02/25/2042	578	656
6.150% due 10/25/2042	16	19
6.424% due 09/25/2041	546	596
6.500% due 10/01/2018 - 11/01/2047	7,528	8,550
6.500% due 12/01/2036 - 07/01/2039 (k)	696	788
6.703% due 10/25/2042	425	486
6.850% due 12/18/2027	15	18
6.966% due 07/25/2029	660	752
7.000% due 11/01/2017 - 01/01/2047	2,365	2,680
7.500% due 12/01/2017 - 06/25/2044	1,756	2,049

58	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
7.700% due 03/25/2023	$18	$20
7.784% due 06/19/2041	896	1,053
8.000% due 09/25/2021 - 06/01/2032	338	369
8.500% due 09/25/2021 - 06/25/2030	568	647
9.432% due 05/15/2021	40	43
9.876% due 07/15/2027	26	26
Fannie Mae, TBA
3.000% due 01/01/2047 - 10/01/2047	193,000	192,412
3.500% due 03/01/2047 - 10/01/2047	234,000	239,773
4.000% due 03/01/2047	3,000	3,153
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(e)	6,179	4,780
0.100% due 04/25/2046 - 08/25/2046 (a)	28,342	111
0.200% due 04/25/2045 (a)	3,268	9
1.627% due 11/15/2038 (a)(k)	42,359	2,579
2.006% due 05/15/2038 (a)(k)	20,355	1,119
2.116% due 08/15/2036 (a)	6,533	407
2.691% due 12/01/2026	6	6
2.749% due 09/01/2031	34	34
3.533% due 04/01/2033	3	3
5.000% due 02/15/2024	8	9
5.500% due 04/01/2039 (k)	2,892	3,263
5.500% due 06/15/2041	4,113	4,564
5.662% due 07/25/2032	124	135
6.000% due 12/15/2028 - 03/15/2035	3,020	3,445
6.366% due 10/25/2029	1,200	1,311
6.500% due 08/01/2021 - 09/01/2047	5,511	6,354
6.500% due 06/15/2031 - 07/01/2037 (k)	3,078	3,426
6.900% due 09/15/2023	288	313
6.950% due 07/15/2021	127	134
7.000% due 08/01/2021 - 10/25/2043	5,286	6,002
7.000% due 10/01/2031 - 08/01/2036 (k)	374	416
7.500% due 05/15/2024 - 02/25/2042	1,176	1,295
7.500% due 04/01/2028 - 12/01/2030 (k)	1,297	1,481
8.000% due 08/15/2022 - 04/15/2030	262	290
8.766% due 12/25/2027	1,598	1,864
11.966% due 03/25/2025	393	515
Freddie Mac, TBA
4.000% due 11/01/2047	3,000	3,155
Ginnie Mae
6.000% due 04/15/2029 - 12/15/2038	752	861
6.000% due 07/15/2037 - 11/15/2038 (k)	1,302	1,486
6.500% due 11/20/2024 - 10/20/2038	100	107
6.500% due 04/15/2032 - 05/15/2032 (k)	601	666
7.000% due 04/15/2024 - 06/15/2026	51	52
7.500% due 06/15/2023 - 03/15/2029	784	822
8.000% due 11/15/2021 - 11/15/2022	5	6
8.500% due 05/15/2022 - 02/15/2031	11	12
9.000% due 12/15/2017 - 01/15/2020	68	69
Ginnie Mae, TBA
4.000% due 09/01/2047	20,000	21,038
Small Business Administration
4.625% due 02/01/2025	127	133
5.510% due 11/01/2027	426	457
5.780% due 08/01/2027	40	43
5.820% due 07/01/2027	44	47
6.300% due 06/01/2018	14	15

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Vendee Mortgage Trust
6.500% due 03/15/2029		$171	$193
6.750% due 02/15/2026 - 06/15/2026		117	132
7.500% due 09/15/2030		2,556	3,019

Total U.S. Government Agencies (Cost $570,626)			567,993

U.S. TREASURY OBLIGATIONS 19.6%
U.S. Treasury Notes
2.000% due 08/15/2025 (k)(m)(o)		65,700	64,582

Total U.S. Treasury Obligations (Cost $64,920)			64,582

NON-AGENCY MORTGAGE-BACKED SECURITIES 39.0%
Adjustable Rate Mortgage Trust
3.176% due 07/25/2035		705	649
3.815% due 08/25/2035		1,591	1,546
Banc of America Mortgage Trust
3.475% due 02/25/2035		23	23
Bancorp Commercial Mortgage Trust
7.196% due 11/15/2033		4,500	4,515
Barclays Commercial Mortgage Securities Trust
3.550% due 08/15/2027		2,700	2,630
BCAP LLC Trust
1.210% due 07/26/2036		211	165
3.047% due 10/26/2036		2,322	2,259
3.132% due 10/26/2033		130	113
3.260% due 06/26/2035		43	39
Bear Stearns ALT-A Trust
3.471% due 08/25/2036 ^		422	316
Bear Stearns Commercial Mortgage Securities Trust
5.657% due 10/12/2041		4,454	4,203
5.793% due 12/11/2040		5,728	5,457
5.897% due 04/12/2038		120	94
7.000% due 05/20/2030		679	689
Citigroup Mortgage Loan Trust, Inc.
7.000% due 09/25/2033		4	4
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049		35	20
Commercial Mortgage Loan Trust
5.311% due 12/10/2049		1,932	1,214
Commercial Mortgage Trust
5.505% due 03/10/2039		1,146	1,060
5.844% due 06/10/2046		447	304
Countrywide Alternative Loan Trust
1.426% due 07/25/2046 ^		2,290	1,891
5.500% due 05/25/2022 ^		18	13
6.500% due 07/25/2035 ^		627	456
Countrywide Home Loan Mortgage Pass-Through Trust
1.856% due 03/25/2035		2,179	1,879
3.086% due 03/25/2046 ^		3,612	2,164
3.179% due 08/25/2034		610	580
Countrywide Home Loan Reperforming REMIC Trust
7.500% due 11/25/2034		1,203	1,191
7.500% due 06/25/2035 ^		217	221
Credit Suisse Commercial Mortgage Trust
5.695% due 09/15/2040		692	691
Credit Suisse First Boston Mortgage Securities Corp.
2.366% due 03/25/2034 ^		300	294
Credit Suisse First Boston Mortgage-Backed Trust
7.000% due 02/25/2034		505	556
Credit Suisse Mortgage Capital Certificates
6.500% due 03/25/2036 ^		1,163	690
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	82	94
Eurosail PLC
1.890% due 09/13/2045	GBP	1,751	1,829
2.540% due 09/13/2045		1,251	1,247
4.140% due 09/13/2045		1,063	1,210
GC Pastor Hipotecario FTA
0.000% due 06/21/2046	EUR	1,779	1,679

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049		$5,000	$5,046
GMAC Mortgage Corp. Loan Trust
3.654% due 08/19/2034		128	122
GSAA Trust
6.000% due 04/01/2034		1,134	1,187
GSMPS Mortgage Loan Trust
6.139% due 06/19/2027		43	42
7.000% due 06/25/2043		2,772	3,109
8.000% due 09/19/2027		595	607
GSR Mortgage Loan Trust
1.546% due 12/25/2034		408	373
2.560% due 03/25/2033		3	3
6.500% due 01/25/2034		271	286
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043	EUR	611	578
JPMorgan Chase Commercial Mortgage Securities Trust
5.411% due 05/15/2047		$1,900	1,348
5.623% due 05/12/2045		896	772
JPMorgan Commercial Mortgage-Backed Securities Trust
5.828% due 03/18/2051		755	754
JPMorgan Mortgage Trust
3.175% due 10/25/2036 ^		2,778	2,745
5.500% due 08/25/2022 ^		25	25
5.500% due 06/25/2037 ^		292	289
LB-UBS Commercial Mortgage Trust
5.350% due 09/15/2040		3,620	3,571
Lehman XS Trust
1.874% due 09/25/2047		6,237	5,845
MASTR Adjustable Rate Mortgages Trust
3.455% due 10/25/2034		947	893
MASTR Alternative Loan Trust
6.250% due 07/25/2036		472	412
6.500% due 03/25/2034		921	981
7.000% due 04/25/2034		64	69
MASTR Reperforming Loan Trust
7.000% due 05/25/2035		4,274	4,231
7.500% due 07/25/2035		2,279	2,307
Merrill Lynch Mortgage Trust
6.018% due 06/12/2050		5,100	5,125
Morgan Stanley Capital Trust
5.920% due 04/15/2049		598	606
6.128% due 06/11/2049		1,400	1,404
Morgan Stanley Resecuritization Trust
2.778% due 12/26/2046		7,980	5,911
NAAC Reperforming Loan REMIC Trust
7.000% due 10/25/2034 ^		1,186	1,188
7.500% due 03/25/2034 ^		3,037	2,965
7.500% due 10/25/2034 ^		3,558	3,748
Newgate Funding PLC
0.919% due 12/15/2050	EUR	2,342	2,477
1.169% due 12/15/2050		2,342	2,346
1.289% due 12/15/2050	GBP	3,225	4,031
1.539% due 12/15/2050		2,649	3,204
RBSSP Resecuritization Trust
6.000% due 02/26/2037		$4,502	3,567
6.250% due 12/26/2036		6,191	3,717
Residential Accredit Loans, Inc. Trust
6.000% due 08/25/2035 ^		1,940	1,807
Residential Asset Mortgage Products Trust
8.500% due 10/25/2031		527	593
8.500% due 11/25/2031		779	831
Structured Asset Mortgage Investments Trust
2.232% due 08/25/2047 ^		3,442	3,201
Structured Asset Securities Corp. Mortgage Loan Trust
7.500% due 10/25/2036 ^		3,123	2,789
WaMu Mortgage Pass-Through Certificates Trust
2.983% due 05/25/2035		310	312
Washington Mutual Mortgage Pass-Through Certificates Trust
7.000% due 03/25/2034		150	164
7.500% due 04/25/2033		418	450

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	59

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Wells Fargo Mortgage-Backed Securities Trust
3.152% due 06/25/2035	$312	$319
3.194% due 04/25/2036 ^	37	37

Total Non-Agency Mortgage-Backed Securities (Cost $121,386)		128,372

ASSET-BACKED SECURITIES 17.7%
Access Financial Manufactured Housing Contract Trust
7.650% due 05/15/2021	207	55
Airspeed Ltd.
1.429% due 06/15/2032	1,844	1,570
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
4.741% due 11/25/2032 ^	251	8
Bear Stearns Asset-Backed Securities Trust
1.302% due 09/25/2034	632	608
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036	5,250	3,523
1.436% due 12/25/2036	2,734	1,465
1.476% due 03/25/2037 (k)	6,643	5,256
Conseco Finance Securitizations Corp.
7.960% due 05/01/2031	1,644	1,146
Conseco Financial Corp.
6.530% due 02/01/2031	144	143
7.050% due 01/15/2027	121	126
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^	3,612	3,631
1.356% due 06/25/2047 ^	9,310	7,250
1.416% due 06/25/2037 ^	2,631	1,973
1.416% due 06/25/2047	6,672	5,797
1.506% due 06/25/2037 (k)	8,449	6,225
4.816% due 07/25/2036 (k)	11,700	11,676

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Countrywide Asset-Backed Certificates Trust
2.866% due 11/25/2034		$2,297	$1,210
Credit-Based Asset Servicing and Securitization LLC
6.020% due 12/25/2037		668	692
Encore Credit Receivables Trust
1.951% due 07/25/2035		576	480
Greenpoint Manufactured Housing
8.300% due 10/15/2026		713	778
National Collegiate Commutation Trust
0.000% due 03/25/2038		10,400	4,784
Oakwood Mortgage Investors, Inc.
1.389% due 06/15/2032		19	18
Residential Asset Mortgage Products Trust
8.500% due 12/25/2031		20	16

Total Asset-Backed Securities (Cost $56,604)			58,430

SOVEREIGN ISSUES 0.8%
Argentine Government International Bond
7.820% due 12/31/2033	EUR	2,257	2,762

Total Sovereign Issues (Cost $2,458)			2,762

		SHARES
COMMON STOCKS 0.1%

ENERGY 0.1%
Forbes Energy Services Ltd. (d)(i)		4,500	77
SemGroup Corp. ‘A’		7,966	215

Total Common Stocks (Cost $444)			292

	SHARES	MARKET VALUE (000S)
WARRANTS 0.0%

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	2,774	$0

Total Warrants (Cost $7)		0

SHORT-TERM INSTRUMENTS 4.3%

REPURCHASE AGREEMENTS (j) 4.0%
		13,129

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.3%
0.899% due 08/31/2017 (e)(f)	$1,030	1,028

Total Short-Term Instruments (Cost $14,157)		14,157

Total Investments in Securities (Cost $907,061)		917,690

Total Investments 278.4% (Cost $907,061)		$917,690

Financial Derivative Instruments (l)(n)(0.5)% (Cost or Premiums, net $(2,276))		(1,635)

Other Assets and Liabilities, net (177.9)%		(586,382)

Net Assets 100.0%		$329,673

NOTES TO SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*, EXCEPT NUMBER OF CONTRACTS):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Security did not produce income within the last twelve months.
(e)	Zero coupon security.
(f)	Coupon represents a yield to maturity.
(g)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(h)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(i)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	03/11/2014	$222	$77	0.03%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	2,600	2,813	0.85

		$2,822	$2,890	0.88%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(j)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
BCY	1.440%	06/30/2017	07/03/2017	$8,800	Fannie Mae 4.000% due 07/01/2037	$(9,083)	$8,800	$8,801
SSB	0.050	06/30/2017	07/03/2017	4,329	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(4,421)	4,329	4,329

Total Repurchase Agreements						$(13,504)	$13,129	$13,130

60	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)	Payable for Reverse Repurchase Agreements
BPS	1.300%	04/12/2017	07/13/2017	$(9,572)	$(9,600)
	1.400	05/15/2017	08/14/2017	(1,443)	(1,446)
	1.490	06/02/2017	08/01/2017	(3,040)	(3,044)
	1.520	06/12/2017	07/12/2017	(16,173)	(16,187)
	1.580	06/12/2017	07/12/2017	(3,568)	(3,571)
	1.600	04/12/2017	07/13/2017	(5,445)	(5,465)
	1.610	06/02/2017	08/31/2017	(3,181)	(3,185)
	1.850	06/08/2017	07/10/2017	(4,740)	(4,746)
	1.855	04/12/2017	07/13/2017	(12,982)	(13,037)
	1.960	05/01/2017	08/01/2017	(1,601)	(1,607)
	2.670	05/01/2017	08/01/2017	(9,371)	(9,415)
	2.692	05/26/2017	08/28/2017	(3,988)	(3,999)
	2.750	06/16/2017	09/18/2017	(4,376)	(4,382)
JML	2.000	06/16/2017	07/14/2017	(4,670)	(4,675)

Total Reverse Repurchase Agreements					$(84,359)

SALE-BUYBACK TRANSACTIONS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Borrowed(3)	Payable for Sale-Buyback Transactions(4)
GSC	1.160%	06/02/2017	07/05/2017	$(11,335)	$(11,347)
	1.320	06/13/2017	07/13/2017	(21,412)	(21,427)
TDM	1.000	04/11/2017	07/11/2017	(196)	(196)
UBS	1.220	06/08/2017	08/08/2017	(4,196)	(4,200)

Total Sale-Buyback Transactions					$(37,170)

MORTGAGE DOLLAR ROLLS:

Counterparty	Borrowing Rate(3)	Borrowing Date	Maturity Date	Amount Received	Amount Borrowed(3)
BOS	1.781%	08/14/2017	09/12/2017	$4,013	$(4,013)
	1.802	07/13/2017	08/13/2017	4,021	(4,021)
FOB	1.736	07/13/2017	08/13/2017	60,093	(60,093)
	1.758	07/13/2017	08/13/2017	32,170	(32,170)
	1.781	08/14/2017	09/12/2017	102,961	(102,961)
	1.802	07/13/2017	08/13/2017	97,595	(97,595)
	1.890	07/13/2017	08/13/2017	175,252	(175,252)
GSC	1.802	07/13/2017	08/13/2017	10,319	(10,319)
MSC	1.846	07/13/2017	08/13/2017	10,300	(10,300)

Total Mortgage Dollar Rolls				$496,724	$(496,724)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Receivable for Mortgage Dollar Rolls	Payable for Mortgage Dollar Rolls	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$8,801	$0	$0	$0	$0	$8,801	$(9,083)	$(282)
BPS	0	(79,684)	0	0	0	(79,684)	91,852	12,168
JML	0	(4,675)	0	0	0	(4,675)	5,625	950
SSB	4,329	0	0	0	0	4,329	(4,421)	(92)

Master Securities Forward Transaction Agreement
BOS	0	0	0	8,034	(8,034)	0	0	0
FOB	0	0	0	468,071	(468,071)	0	0	0
GSC	0	0	(32,774)	10,319	(10,319)	(32,774)	32,340	(434)
MSC	0	0	0	10,300	(10,300)	0	0	0
TDM	0	0	(196)	0	0	(196)	187	(9)
UBS	0	0	(4,200)	0	0	(4,200)	4,129	(71)

Total Borrowings and Other Financing Transactions	$13,130	$(84,359)	$(37,170)	$496,724	$(496,724)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	61

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(18,457)	$(7,836)	$0	$(26,293)
U.S. Government Agencies	0	(38,824)	(1,446)	0	(40,270)
Asset-Backed Securities	0	0	(17,796)	0	(17,796)

Total	$0	$(57,281)	$(27,078)	$0	$(84,359)

Sale-Buyback Transactions
U.S. Treasury Obligations	0	(32,970)	(4,200)	0	(37,170)

Total	$0	$(32,970)	$(4,200)	$0	$(37,170)

Total Borrowings	$0	$(90,251)	$(31,278)	$0	$(121,529)

Gross amount of recognized liabilities for reverse repurchase agreements and sale-buyback financing transactions					$(121,529)

(k)	Securities with an aggregate market value of $133,855 and cash of $320 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(145,335) at a weighted average interest rate of 1.205%. Average borrowings includes reverse repurchase agreements and sale-buyback transactions, of which there were none open at period end.

(4)	Payable for sale-buyback transactions includes $(14) of deferred price drop.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(l)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

FUTURES CONTRACTS:

LONG FUTURES CONTRACTS

Description	Expiration Month	# of Contracts	Notional Amount	Unrealized Appreciation/ (Depreciation)	Variation Margin
					Asset	Liability
U.S. Treasury 2-Year Note September Futures	09/2017	138	$29,823	$(24)	$0	$(13)

Total Futures Contracts				$(24)	$0	$(13)

SWAP AGREEMENTS:

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Pay	1-Year BRL-CDI	15.590%	01/04/2021	7,200	$238	$67	$305	$4	$0
Pay	3-Month CAD-Bank Bill	3.300	06/19/2024	11,200	520	302	822	0	(73)
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044	3,800	(133)	(510)	(643)	90	0
Receive	3-Month USD-LIBOR	1.750	12/21/2023	39,400	(1,065)	1,825	760	92	0
Receive	3-Month USD LIBOR	1.750	12/21/2026	63,800	(1,259)	3,996	2,737	200	0
Receive(1)	3-Month USD-LIBOR	2.500	12/20/2027	26,400	(746)	410	(336)	83	0
Receive	3-Month USD-LIBOR	2.250	12/21/2046	5,000	(455)	756	301	22	0
Receive	3-Month USD-LIBOR	1.750	06/21/2047	12,500	2,153	68	2,221	48	0
Receive(1)	3-Month USD-LIBOR	2.750	12/20/2047	32,400	(2,136)	1,001	(1,135)	158	0

					$(2,883)	$7,915	$5,032	$697	$(73)

Total Swap Agreements					$(2,883)	$7,915	$5,032	$697	$(73)

62	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset			Market Value	Variation Margin Liability
	Purchased Options	Futures	Swap Agreements	Total	Written Options	Futures	Swap Agreements	Total
Total Exchange-Traded or Centrally Cleared	$0	$0	$697	$697	$0	$(13)	$(73)	$(86)

(m)	Securities with an aggregate market value of $10,224 and cash of $259 have been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	8,854		$9,952	$0	$(161)
	07/2017	GBP	45		58	0	(1)
BPS	07/2017		$10,210	EUR	8,976	42	0
	08/2017	EUR	8,976		$10,225	0	(41)
CBK	07/2017	BRL	938		285	2	0
	07/2017	EUR	122		137	0	(2)
	07/2017	GBP	21,739		27,971	0	(343)
	07/2017		$284	BRL	939	0	0
GLM	07/2017	CAD	77		$58	0	(1)
HUS	07/2017		70		53	0	(1)
	07/2017		$6,571	GBP	5,172	165	0
JPM	07/2017	GBP	27		$34	0	(1)
	07/2017		$196	EUR	172	0	0
	07/2017		3,860	GBP	3,046	108	0
NGF	07/2017	BRL	939		$284	0	0
	07/2017		$280	BRL	939	3	0
	08/2017	BRL	939		$279	0	(3)
RBC	07/2017	GBP	55		70	0	(1)
UAG	07/2017		$17,491	GBP	13,648	285	0
	08/2017	GBP	13,648		$17,507	0	(285)

Total Forward Foreign Currency Contracts						$605	$(840)

PURCHASED OPTIONS:

OPTIONS ON SECURITIES

Counterparty	Description	Strike Price	Expiration Date	Notional Amount	Cost	Market Value
DUB	Put - OTC Fannie Mae, TBA 3.000% due 07/01/2047	$74.219	07/06/2017	$ 50,000	$2	$0
FAR	Put - OTC Fannie Mae, TBA 3.000% due 09/01/2047	68.000	09/06/2017	127,000	5	0
	Put - OTC Fannie Mae, TBA 3.500% due 09/01/2047	73.000	09/06/2017	185,000	7	0
JPM	Put - OTC Fannie Mae, TBA 3.500% due 08/01/2047	73.000	08/07/2017	11,000	1	0

					$15	$0

Total Purchased Options					$15	$0

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	63

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE AND SOVEREIGN ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
BOA	Indonesia Government International Bond	1.000%	06/20/2019	0.457%	$ 100	$(3)	$4	$1	$0
BPS	Petrobras Global Finance BV	1.000	12/20/2019	1.744	3,100	(306)	252	0	(54)
DUB	Indonesia Government International Bond	1.000	06/20/2019	0.457	300	(11)	14	3	0
GST	Petrobras Global Finance BV	1.000	09/20/2020	2.229	10	(1)	1	0	0
HUS	Petrobras Global Finance BV	1.000	12/20/2019	1.744	3,400	(338)	278	0	(60)
JPM	Indonesia Government International Bond	1.000	06/20/2019	0.457	800	(27)	36	9	0
	Russia Government International Bond	1.000	12/20/2020	1.178	200	(23)	22	0	(1)

						$(709)	$607	$13	$(115)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	$1,100	$(67)	$(61)	$0	$(128)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	1,400	(161)	(48)	0	(209)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	900	(113)	7	0	(106)
FBF	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	100	(12)	0	0	(12)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	100	(10)	1	0	(9)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	400	(63)	3	0	(60)
GST	CMBX.NA.A.6 Index	2.000	05/11/2063	1,400	(71)	27	0	(44)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	1,000	(135)	(48)	0	(183)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,200	(121)	(134)	0	(255)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	400	(20)	(15)	0	(35)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	2,200	(274)	16	0	(258)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	2,750	(293)	(2)	0	(295)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	550	(29)	(35)	0	(64)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	700	(31)	(31)	0	(62)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	400	(46)	(14)	0	(60)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	1,100	(136)	7	0	(129)

					$(1,582)	$(327)	$0	$(1,909)

Total Swap Agreements					$(2,291)	$280	$13	$(2,024)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged	Net Exposure(5)
BOA	$0	$0	$1	$1	$(162)	$0	$0	$(162)	$(161)	$0	$(161)
BPS	42	0	0	42	(41)	0	(54)	(95)	(53)	60	7
CBK	2	0	0	2	(345)	0	0	(345)	(343)	294	(49)
DUB	0	0	3	3	0	0	(443)	(443)	(440)	363	(77)
FBF	0	0	0	0	0	0	(81)	(81)	(81)	0	(81)
GLM	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
GST	0	0	0	0	0	0	(775)	(775)	(775)	906	131
HUS	165	0	0	165	(1)	0	(60)	(61)	104	0	104
JPM	108	0	9	117	(1)	0	(1)	(2)	115	0	115
MYC	0	0	0	0	0	0	(610)	(610)	(610)	581	(29)
NGF	3	0	0	3	(3)	0	0	(3)	0	0	0
RBC	0	0	0	0	(1)	0	0	(1)	(1)	0	(1)
UAG	285	0	0	285	(285)	0	0	(285)	0	0	0

Total Over the Counter	$605	$0	$13	$618	$(840)	$0	$(2,024)	$(2,864)

64	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

(o)	Securities with an aggregate market value of $2,204 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate or sovereign issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$697	$697

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$605	$0	$605
Swap Agreements	0	13	0	0	0	13

	$0	$13	$0	$605	$0	$618

	$0	$13	$0	$605	$697	$1,315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$13	$13
Swap Agreements	0	0	0	0	73	73

	$0	$0	$0	$0	$86	$86

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$840	$0	$840
Swap Agreements	0	2,024	0	0	0	2,024

	$0	$2,024	$0	$840	$0	$2,864

	$0	$2,024	$0	$840	$86	$2,950

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	65

Schedule of Investments PIMCO Strategic Income Fund, Inc. (Cont.)

The effect of Financial Derivative Instruments on the Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(5)	$(5)
Swap Agreements	0	0	0	0	(1,755)	(1,755)

	$0	$0	$0	$0	$(1,760)	$(1,760)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,752	$0	$1,752
Purchased Options	0	0	0	0	(62)	(62)
Swap Agreements	0	199	0	0	238	437

	$0	$199	$0	$1,752	$176	$2,127

	$0	$199	$0	$1,752	$(1,584)	$367

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Futures	$0	$0	$0	$0	$(234)	$(234)
Swap Agreements	0	0	0	0	17,568	17,568

	$0	$0	$0	$0	$17,334	$17,334

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(1,418)	$0	$(1,418)
Purchased Options	0	0	0	0	(6)	(6)
Swap Agreements	0	543	0	0	(230)	313

	$0	$543	$0	$(1,418)	$(236)	$(1,111)

	$0	$543	$0	$(1,418)	$17,098	$16,223

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$10,491	$55	$10,546
Corporate Bonds & Notes
Banking & Finance	0	24,117	5,153	29,270
Industrials	0	18,885	6,989	25,874
Utilities	0	12,148	0	12,148
Municipal Bonds & Notes
Illinois	0	281	0	281
West Virginia	0	2,983	0	2,983
U.S. Government Agencies	0	567,993	0	567,993
U.S. Treasury Obligations	0	64,582	0	64,582
Non-Agency Mortgage-Backed Securities	0	128,372	0	128,372
Asset-Backed Securities	0	53,646	4,784	58,430
Sovereign Issues	0	2,762	0	2,762
Common Stocks
Energy	215	77	0	292
Short-Term Instruments
Repurchase Agreements	0	13,129	0	13,129
U.S. Treasury Bills	0	1,028	0	1,028

Total Investments	$215	$900,494	$16,981	$917,690

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$697	$0	$697
Over the counter	0	618	0	618

	$0	$1,315	$0	$1,315

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	(13)	(73)	0	(86)
Over the counter	0	(2,864)	0	(2,864)

	$(13)	$(2,937)	$0	$(2,950)

Total Financial Derivative Instruments	$(13)	$(1,622)	$0	$(1,635)

Totals	$202	$898,872	$16,981	$916,055

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

66	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$0	$49	$0	$0	$0	$6	$0	$0	$55	$6
Corporate Bonds & Notes
Banking & Finance	9,149	0	(4,303)	20	47	240	0	0	5,153	(1)
Industrials	3,725	3,246	0	5	0	13	0	0	6,989	13
Asset-Backed Securities	0	4,524	0	169	0	91	0	0	4,784	91

Totals	$12,874	$7,819	$(4,303)	$194	$47	$350	$0	$0	$16,981	$109

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$55	Other Valuation Techniques(2)	—	—
Corporate Bonds & Notes
Banking & Finance	2,340	Reference Instrument	OAS Spread	549.080 bps
	2,813	Reference Instrument	Spread movement	281.000 bps
Industrials	6,989	Proxy Pricing	Base Price	99.500-100.000
Asset-Backed Securities	4,784	Proxy Pricing	Base Price	46.000

Total	$16,981

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	67

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 173.9%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.8%
Air Methods Corp.
4.796% due 04/21/2024		$295	$292
Almonde, Inc.
8.459% due 06/13/2025		6,500	6,634
Ancestry.com Operations, Inc.
9.460% due 10/19/2024		6,390	6,457
Ascend Learning LLC
TBD% due 07/05/2022		250	250
BMC Software Finance, Inc.
5.226% due 09/10/2022		5,382	5,401
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		900	896
CenturyLink, Inc.
1.375% due 01/31/2025		3,000	2,971
CityCenter Holdings LLC
3.716% due 04/18/2024		300	301
Diaverum Holding SARL
TBD% due 05/31/2024	EUR	1,100	1,261
Drillships Ocean Ventures, Inc.
TBD% due 07/25/2021		$14,160	11,824
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		9,130	9,168
Forbes Energy Services LLC
5.000% - 7.000% due 04/13/2021		1,848	1,876
iHeartCommunications, Inc.
7.976% due 01/30/2019		24,775	20,315
Klockner-Pentaplast of America, Inc.
TBD% due 06/13/2024	EUR	350	399
Moran Foods LLC
7.226% due 12/05/2023		$11,940	11,641
Nielsen Finance LLC
3.096% due 10/04/2023		425	426
OGX
TBD% due 04/10/2049 ^		2,107	559
Sequa Mezzanine Holdings LLC
6.672% due 11/28/2021		1,150	1,161
10.172% due 04/28/2022		2,580	2,635
Sierra Hamilton LLC
9.045% due 07/03/2017		2,540	2,464
VFH Parent LLC
TBD% due 10/15/2021		200	202

Total Loan Participations and Assignments (Cost $93,499)			87,133

CORPORATE BONDS & NOTES 28.4%

BANKING & FINANCE 9.6%
AGFC Capital Trust
2.908% due 01/15/2067 (l)		20,300	12,079
Aviation Loan Trust
3.356% due 12/15/2022		1,832	1,714
Banco Espirito Santo S.A.
4.000% due 01/21/2019 ^	EUR	15,000	5,482
Barclays PLC
6.500% due 09/15/2019 (h)		100	118
7.250% due 03/15/2023 (h)(l)	GBP	29,490	40,645
7.875% due 09/15/2022 (h)(l)		2,000	2,817
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$492	485
4.700% due 06/22/2047		520	513
Credit Agricole S.A.
7.500% due 06/23/2026 (h)(l)	GBP	10,900	15,989
Exela Intermediate LLC
10.000% due 07/15/2023 (c)		$618	612
Exeter Finance Corp.
9.750% due 05/20/2019		21,900	21,356
Howard Hughes Corp.
5.375% due 03/15/2025		384	394

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
6.000% due 05/22/2027 (h)		$500	$518
Intrum Justitia AB
2.750% due 07/15/2022	EUR	300	345
3.125% due 07/15/2024		300	342
Jefferies Finance LLC
6.875% due 04/15/2022 (l)		$1,200	1,203
7.500% due 04/15/2021 (l)		16,104	16,788
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		7,600	7,676
Legg Mason PT
7.130% due 01/10/2021		10,899	11,094
Lloyds Banking Group PLC
7.875% due 06/27/2029 (h)(l)	GBP	15,502	23,689
Mercury Bondco PLC (8.250% Cash or 9.000% PIK)
8.250% due 05/30/2021 (d)	EUR	2,035	2,446
Nationwide Building Society
10.250% due 06/29/2049 (h)	GBP	76	14,964
Navient Corp.
5.875% due 03/25/2021		$132	140
6.500% due 06/15/2022 (l)		3,986	4,235
7.250% due 01/25/2022 (l)		3,400	3,727
8.000% due 03/25/2020 (l)		9,500	10,640
Novo Banco S.A.
5.000% due 05/21/2019	EUR	1,500	1,413
OneMain Financial Holdings LLC
6.750% due 12/15/2019 (l)		$7,532	7,937
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		236	238
Pinnacol Assurance
8.625% due 06/25/2034 (j)		23,200	25,099
Provident Funding Associates LP
6.375% due 06/15/2025 (l)		162	167
Rio Oil Finance Trust
9.250% due 07/06/2024 (l)		16,237	16,566
9.250% due 07/06/2024		1,203	1,227
9.750% due 01/06/2027		3,072	3,149
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		16,143	16,700
8.000% due 08/10/2025 (h)(l)		6,627	7,211
8.625% due 08/15/2021 (h)		1,500	1,639
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	5,560	7,561
Springleaf Finance Corp.
7.750% due 10/01/2021 (l)		$3,650	4,097
8.250% due 12/15/2020 (l)		4,090	4,601
UBS Group AG
5.750% due 02/19/2022 (h)(l)	EUR	3,600	4,545

			302,161

INDUSTRIALS 16.7%
Altice Luxembourg S.A.
7.250% due 05/15/2022 (l)		14,527	17,613
Banijay Group S.A.S.
4.000% due 07/01/2022 (c)		230	266
Belden, Inc.
3.375% due 07/15/2027 (c)		280	320
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		$32,842	32,965
Caesars Entertainment Operating Co., Inc.
8.500% due 02/15/2020 ^(i)(l)		70,792	91,322
9.000% due 02/15/2020 ^(i)		4,457	5,769
10.000% due 12/15/2018 ^		3,820	3,534
CDK Global, Inc.
4.875% due 06/01/2027		102	105
Charter Communications Operating LLC
5.375% due 05/01/2047		335	356
Chemours Co.
5.375% due 05/15/2027		223	229
Chesapeake Energy Corp.
4.408% due 04/15/2019		134	132

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CommScope Technologies LLC
5.000% due 03/15/2027		$12	$12
Community Health Systems, Inc.
6.250% due 03/31/2023 (l)		825	855
CSN Resources S.A.
6.500% due 07/21/2020 (l)		2,430	1,816
6.500% due 07/21/2020		180	135
Diamond Resorts International, Inc.
7.750% due 09/01/2023		35	37
10.750% due 09/01/2024 (l)		13,000	13,845
DriveTime Automotive Group, Inc.
8.000% due 06/01/2021 (l)		6,500	6,549
Dynegy, Inc.
6.750% due 11/01/2019 (l)		1,264	1,310
8.034% due 02/02/2024 (l)		13,350	12,682
EI Group PLC
6.875% due 05/09/2025 (l)	GBP	2,210	3,192
Endo Dac
5.875% due 10/15/2024		$490	507
EW Scripps Co.
5.125% due 05/15/2025		120	124
First Quality Finance Co., Inc.
5.000% due 07/01/2025		198	202
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		20,506	17,251
Frontier Finance PLC
8.000% due 03/23/2022 (l)	GBP	24,200	30,812
HCA, Inc.
5.500% due 06/15/2047		$519	538
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	800	905
Hexion, Inc.
13.750% due 02/01/2022 (l)		$226	200
iHeartCommunications, Inc.
9.000% due 03/01/2021 (l)		36,570	27,565
11.250% due 03/01/2021		8,430	6,396
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019 (l)		50,200	50,275
7.250% due 10/15/2020 (l)		24,691	23,456
9.750% due 07/15/2025 (c)		1,023	1,024
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		15,815	8,777
8.125% due 06/01/2023		1,289	690
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (l)		45,888	44,741
8.250% due 07/15/2017 (l)		17,200	17,179
j2 Cloud Services LLC
6.000% due 07/15/2025		195	202
KFC Holding Co.
4.750% due 06/01/2027 (l)		330	338
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		12,460	10,684
5.500% due 04/15/2025 (l)		4,000	3,520
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		500	502
Molina Healthcare, Inc.
4.875% due 06/15/2025		105	106
N&W Global Vending SpA
7.000% due 10/15/2023	EUR	100	121
NOVA Chemicals Corp.
4.875% due 06/01/2024		$10	10
5.250% due 06/01/2027		207	206
OGX Austria GmbH
8.375% due 04/01/2022 ^		6,000	1
8.500% due 06/01/2018 ^		48,450	1
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022 (l)		5,449	5,231
PetSmart, Inc.
5.875% due 06/01/2025		802	777
Prime Security Services Borrower LLC
9.250% due 05/15/2023		953	1,038
Russian Railways via RZD Capital PLC
7.487% due 03/25/2031	GBP	100	162

68	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Safeway, Inc.
7.250% due 02/01/2031 (l)		$1,200	$1,134
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)		499	505
5.000% due 08/01/2027 (c)		199	201
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		118	120
Tenet Healthcare Corp.
4.625% due 07/15/2024		1,149	1,153
THC Escrow Corp.
4.625% due 07/15/2024		272	273
UCP, Inc.
8.500% due 10/21/2017		23,300	23,165
Unique Pub Finance Co. PLC
5.659% due 06/30/2027 (l)	GBP	7,476	11,007
7.395% due 03/28/2024		3,700	5,583
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	990	1,118
Venator Finance SARL
5.750% due 07/15/2025		$100	101
VeriSign, Inc.
4.750% due 07/15/2027		100	102
Westmoreland Coal Co.
8.750% due 01/01/2022 (l)		32,972	29,180
Wynn Las Vegas LLC
5.250% due 05/15/2027 (l)		728	747
Yellowstone Energy LP
5.750% due 12/31/2026		4,086	4,086

			525,060

UTILITIES 2.1%
FirstEnergy Corp.
3.900% due 07/15/2027		450	451
4.850% due 07/15/2047		333	339
Frontier Communications Corp.
8.500% due 04/15/2020		6,741	7,103
Gazprom OAO Via Gaz Capital S.A.
7.288% due 08/16/2037		1,388	1,647
Odebrecht Drilling Norbe Ltd.
6.350% due 06/30/2022		3,504	1,910
Odebrecht Offshore Drilling Finance Ltd.
6.625% due 10/01/2023 ^(j)		755	259
6.750% due 10/01/2023 ^(j)		23,007	7,880
Petrobras Global Finance BV
5.375% due 10/01/2029 (l)	GBP	2,320	2,850
6.125% due 01/17/2022 (l)		$2,010	2,080
6.250% due 12/14/2026 (l)	GBP	6,398	8,498
6.625% due 01/16/2034 (l)		11,017	13,983
7.250% due 03/17/2044 (l)		$1,285	1,268
7.375% due 01/17/2027 (l)		3,558	3,773
Sierra Hamilton LLC
12.250% due 12/15/2018 ^(i)		30,000	6,600
Sprint Corp.
7.125% due 06/15/2024 (l)		6,085	6,785
Terraform Global Operating LLC
9.750% due 08/15/2022 (l)		1,100	1,238

			66,664

Total Corporate Bonds & Notes (Cost $945,317)			893,885

MUNICIPAL BONDS & NOTES 1.2%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2014
6.314% due 01/01/2044		350	325
Chicago, Illinois General Obligation Bonds, Series 2017
7.045% due 01/01/2029		580	601
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		145	146
7.350% due 07/01/2035		115	123

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033	$1,360	$1,275

		2,470

IOWA 0.1%
Iowa Tobacco Settlement Authority Revenue Bonds, Series 2005
6.500% due 06/01/2023	1,185	1,185

NEW JERSEY 0.2%
New Jersey Economic Development Authority Revenue Bonds, Series 2005
6.500% due 09/01/2036	6,550	6,407

VIRGINIA 0.0%
Tobacco Settlement Financing Corp., Virginia Revenue Bonds, Series 2007
6.706% due 06/01/2046	95	83

WEST VIRGINIA 0.8%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)	231,485	12,440
7.467% due 06/01/2047	14,095	13,825

		26,265

Total Municipal Bonds & Notes (Cost $32,948)		36,410

U.S. GOVERNMENT AGENCIES 3.1%
Fannie Mae
3.000% due 01/25/2042 (a)(l)	1,312	110
3.500% due 08/25/2032 (a)(l)	2,871	388
4.216% due 10/25/2029	2,700	2,776
4.766% due 07/25/2029	4,480	4,737
4.784% due 08/25/2038 (a)(l)	1,478	199
4.934% due 02/25/2043 (a)(l)	5,887	859
5.424% due 12/25/2036 (a)(l)	4,634	801
6.066% due 10/25/2029	1,700	1,822
6.262% due 10/25/2042 (l)	2,795	2,986
6.966% due 07/25/2029	6,000	6,834
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)	59,071	45,286
0.100% due 04/25/2046 - 08/25/2046 (a)	291,773	1,164
0.200% due 04/25/2045 (a)	29,734	83
4.000% due 03/15/2027 (a)(l)	1,224	145
5.041% due 09/15/2042 (a)(l)	2,041	313
5.341% due 12/15/2034 (a)	2,161	138
6.366% due 10/25/2029	10,650	11,637
10.216% due 03/25/2029	4,800	5,432
11.716% due 10/25/2028	999	1,259
11.966% due 03/25/2025	7,220	9,459
Ginnie Mae
3.500% due 06/20/2042 (a)(l)	1,414	221
4.908% due 08/20/2042 (a)(l)	3,757	732
5.038% due 12/20/2040 (a)(l)	3,635	538
5.528% due 08/16/2039 (a)(l)	4,254	412

Total U.S. Government Agencies (Cost $93,013)		98,331

NON-AGENCY MORTGAGE-BACKED SECURITIES 51.5%
Adjustable Rate Mortgage Trust
1.366% due 03/25/2037	2,358	1,956
1.476% due 03/25/2036	6,846	4,907
3.746% due 03/25/2037 (l)	5,305	4,711
5.167% due 11/25/2037 ^	1,576	1,320
American Home Mortgage Investment Trust
6.600% due 01/25/2037	5,310	2,805
ASG Resecuritization Trust
2.567% due 01/28/2037 (l)	16,180	12,999

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.000% due 06/28/2037 (l)	$43,901	$30,553
Banc of America Alternative Loan Trust
6.000% due 07/25/2035 ^	159	159
6.000% due 04/25/2036	1,615	1,509
6.000% due 07/25/2046 ^	1,995	1,774
6.500% due 02/25/2036 ^	3,588	3,501
14.265% due 09/25/2035 ^	460	554
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046 (l)	2,023	2,020
5.734% due 07/10/2046 (l)	6,086	6,097
5.874% due 06/10/2049 (l)	5,697	5,769
Banc of America Funding Trust
1.426% due 04/25/2037 ^	2,677	1,982
3.096% due 09/20/2046	3,710	3,393
3.282% due 09/20/2047 ^	642	494
3.350% due 09/20/2037	1,269	894
3.589% due 04/20/2035 ^	3,997	3,029
4.871% due 08/26/2036	6,145	4,712
6.000% due 10/25/2037 ^	6,376	4,416
Banc of America Mortgage Trust
5.750% due 10/25/2036 ^	2,362	2,032
5.750% due 05/25/2037 ^(l)	1,652	1,347
6.000% due 10/25/2036 ^	287	249
Barclays Commercial Mortgage Securities Trust
3.550% due 08/15/2027 (l)	24,090	23,467
Bayview Commercial Asset Trust
1.436% due 03/25/2037	278	256
1.446% due 12/25/2036	431	409
1.646% due 08/25/2034	203	194
BCAP LLC Trust
1.204% due 05/26/2036	6,139	3,633
1.254% due 02/26/2037 (l)	19,447	12,162
1.392% due 02/26/2047 (l)	21,746	13,845
1.524% due 05/26/2035	7,433	5,574
1.702% due 07/26/2036	5,573	5,250
3.404% due 03/27/2037	8,745	6,431
3.496% due 03/26/2037	2,890	2,423
3.568% due 07/26/2036	1,262	1,044
5.500% due 12/26/2035 (l)	14,870	12,943
6.000% due 10/26/2037	4,427	3,939
6.534% due 06/26/2037	8,339	7,927
7.223% due 11/26/2035	2,883	2,979
7.814% due 07/26/2036	806	792
14.006% due 01/26/2036	13,329	3,243
Bear Stearns Adjustable Rate Mortgage Trust
3.282% due 02/25/2036 ^	1,668	1,651
Bear Stearns ALT-A Trust
1.556% due 08/25/2036 (l)	40,445	35,780
1.702% due 07/25/2036 (l)	63,259	35,059
1.716% due 01/25/2036 ^(l)	13,063	13,088
2.341% due 03/25/2035	7,530	6,209
3.024% due 04/25/2037 (l)	8,625	7,555
3.081% due 03/25/2036	3,067	2,163
3.241% due 08/25/2046	6,009	5,429
3.242% due 12/25/2046 ^	7,483	5,566
3.343% due 09/25/2035 ^	8,915	6,728
Bear Stearns Asset-Backed Securities Trust
6.000% due 12/25/2035 ^	742	660
Bear Stearns Commercial Mortgage Securities Trust
5.273% due 12/11/2038 (l)	2,574	2,582
5.897% due 04/12/2038	1,120	879
Bear Stearns Mortgage Funding Trust
7.500% due 08/25/2036 (l)	5,672	5,543
Citigroup Commercial Mortgage Trust
3.794% due 12/10/2049	3,050	2,741
Citigroup Mortgage Loan Trust, Inc.
2.937% due 08/25/2037	5,254	3,959
3.085% due 03/25/2037	5,449	4,604
3.203% due 04/25/2037 ^	911	745
3.264% due 07/25/2036 ^	3,773	2,781
3.482% due 08/25/2034	6,115	4,723
3.627% due 03/25/2037 ^	3,291	3,123
5.500% due 12/25/2035	4,477	3,783
6.000% due 07/25/2036	5,607	4,011
6.500% due 09/25/2036	1,872	1,583
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 (l)	4,742	2,665
5.688% due 10/15/2048 (l)	18,932	10,176

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	69

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Commercial Mortgage Loan Trust
5.311% due 12/10/2049 (l)		$17,467	$10,972
Commercial Mortgage Trust
4.000% due 07/10/2046 (l)		8,000	6,442
5.377% due 12/10/2046 (l)		7,628	7,703
5.505% due 03/10/2039 (l)		1,194	1,105
5.844% due 06/10/2046 (l)		3,953	2,688
5.951% due 07/10/2038 (l)		10,700	10,122
Countrywide Alternative Loan Resecuritization Trust
3.065% due 03/25/2047		3,412	3,368
7.000% due 01/25/2037		6,569	3,258
Countrywide Alternative Loan Trust
1.396% due 05/25/2036 (l)		26,709	19,787
1.402% due 03/20/2047		1,009	853
1.426% due 08/25/2047 ^(l)		2,215	1,914
1.436% due 05/25/2047 (l)		20,453	13,075
1.446% due 03/25/2036 (l)		25,039	21,530
1.476% due 07/25/2036 (l)		11,186	8,541
1.512% due 11/20/2035		264	243
1.916% due 10/25/2035 ^(l)		1,507	1,195
2.042% due 07/20/2035 ^(l)		17,642	13,469
3.377% due 05/25/2036 (l)		9,918	8,070
5.500% due 11/25/2035 (l)		2,928	2,305
5.500% due 02/25/2036		2,226	2,035
5.500% due 02/25/2036 ^		1,969	1,701
5.500% due 05/25/2036 ^(l)		2,355	2,157
5.500% due 05/25/2036 (l)		7,254	6,644
6.000% due 03/25/2035 ^(l)		522	419
6.000% due 04/25/2036 (l)		909	709
6.000% due 01/25/2037 ^		1,684	1,630
6.000% due 02/25/2037 ^		2,308	1,635
6.000% due 04/25/2037 ^		7,671	6,004
6.250% due 12/25/2036 ^		836	626
16.456% due 07/25/2035		160	197
Countrywide Asset-Backed Certificates
1.456% due 04/25/2036		892	603
Countrywide Home Loan Mortgage Pass-Through Trust
3.086% due 03/25/2046 ^(l)		77,776	46,600
3.283% due 09/20/2036		6,172	5,040
3.307% due 05/20/2036 ^		3,374	2,733
Credit Suisse Commercial Mortgage Trust
5.847% due 02/15/2039 (l)		6,910	6,956
Credit Suisse First Boston Mortgage Securities Corp.
4.952% due 07/15/2037 (l)		4,620	4,616
6.000% due 01/25/2036		422	380
Credit Suisse Mortgage Capital Certificates
0.000% due 11/25/2037		10,569	6,167
1.833% due 11/27/2037		8,528	5,276
2.810% due 12/29/2037		5,389	3,866
2.937% due 10/26/2036 (l)		21,866	17,453
3.108% due 05/27/2036 (l)		12,691	9,786
3.200% due 09/26/2047 (l)		25,785	16,313
3.267% due 05/26/2036		9,296	6,023
3.588% due 04/28/2037		7,043	5,654
5.750% due 05/26/2037 (l)		31,583	28,865
Credit Suisse Mortgage Capital Mortgage-Backed Trust
6.000% due 07/25/2036		2,677	2,178
6.000% due 07/25/2036 (l)		483	393
6.500% due 05/25/2036 ^		3,954	2,915
DBUBS Mortgage Trust
4.652% due 11/10/2046 (l)		19,203	13,716
Debussy PLC
5.930% due 07/12/2025 (l)	GBP	55,000	71,850
8.250% due 07/12/2025		10,000	12,232
Deutsche ALT-A Securities, Inc.
1.516% due 04/25/2037		$9,576	6,048
5.500% due 12/25/2035 ^		961	856
Epic Drummond Ltd.
0.000% due 01/25/2022 (l)	EUR	3,514	4,003
Eurosail PLC
0.000% due 06/13/2045	GBP	4	7,779
0.509% due 03/13/2045	EUR	7,067	5,246
0.590% due 06/13/2045	GBP	1,594	1,587
1.290% due 06/13/2045		18,708	22,291
1.540% due 06/13/2045		19,303	21,903
1.890% due 09/13/2045		15,406	16,091
2.040% due 06/13/2045		11,881	12,776

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
2.540% due 09/13/2045	GBP	10,990	$10,954
3.790% due 06/13/2045		4,215	4,795
4.140% due 09/13/2045		9,132	10,395
First Horizon Alternative Mortgage Securities Trust
0.000% due 02/25/2020 (b)(g)		$15	15
0.000% due 05/25/2020 (b)(g)		19	16
0.000% due 06/25/2020 ^(b)(g)		9	9
0.000% due 03/25/2035 (b)(g)		129	107
First Horizon Mortgage Pass-Through Trust
3.316% due 05/25/2037 ^(l)		9,054	7,520
Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049	EUR	3,760	3,738
GC Pastor Hipotecario FTA
0.000% due 06/21/2046 (l)		30,288	28,582
GE Commercial Mortgage Corp. Trust
5.606% due 12/10/2049 (l)		$44,200	44,602
Greenwich Capital Commercial Funding Corp. Trust
6.590% due 06/10/2036		2,850	2,846
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	11,410	11,192
GSC Capital Corp. Mortgage Trust
1.396% due 05/25/2036 ^		$3,786	3,003
HarborView Mortgage Loan Trust
2.495% due 06/19/2045 ^		1,435	901
Hipocat FTA
0.000% due 01/15/2050	EUR	5,348	5,424
HomeBanc Mortgage Trust
3.242% due 04/25/2037 ^		$7,352	6,017
HSI Asset Loan Obligation Trust
6.000% due 06/25/2037 ^(l)		13,685	12,052
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043 (l)	EUR	37,183	35,216
IM Pastor Fondo de Titulizacion de Activos
0.000% due 03/22/2044		1,167	1,135
Impac Secured Assets Trust
1.386% due 01/25/2037 (l)		$7,968	7,452
IndyMac Mortgage Loan Trust
1.396% due 02/25/2037 (l)		2,120	1,812
1.426% due 11/25/2036		319	296
3.185% due 11/25/2035 ^		5,563	4,691
3.636% due 06/25/2036		1,499	1,357
Jefferies Resecuritization Trust
6.000% due 12/26/2036		3,982	1,642
JPMorgan Alternative Loan Trust
1.544% due 06/27/2037 (l)		16,527	13,974
3.038% due 11/25/2036 ^		1,628	1,630
3.404% due 05/25/2036 ^		1,232	954
6.000% due 12/25/2035 ^		1,420	1,384
13.213% due 06/27/2037 (l)		15,295	11,429
JPMorgan Chase Commercial Mortgage Securities Trust
2.972% due 05/15/2045		4,227	2,133
4.000% due 08/15/2046		2,732	1,782
5.010% due 07/15/2042		3,195	3,218
5.667% due 01/12/2043 (l)		6,718	6,768
6.220% due 06/12/2041 (l)		10,975	11,051
6.433% due 02/12/2051 (l)		12,000	12,090
JPMorgan Resecuritization Trust
3.033% due 03/21/2037		5,881	5,069
6.000% due 09/26/2036		3,197	2,585
6.500% due 04/26/2036		7,077	4,261
Lansdowne Mortgage Securities PLC
0.009% due 09/16/2048	EUR	12,374	12,286
Lavender Trust
6.250% due 10/26/2036		$5,446	4,404
LB-UBS Commercial Mortgage Trust
5.938% due 02/15/2040 (l)		6,683	6,618
6.062% due 06/15/2038		3,079	2,881
Lehman Mortgage Trust
6.000% due 01/25/2038 ^		3,768	3,719
Lehman XS Trust
2.116% due 08/25/2047		708	506
Merrill Lynch Alternative Note Asset Trust
6.000% due 05/25/2037 ^(l)		4,177	3,828
Merrill Lynch Mortgage Investors Trust
3.231% due 03/25/2036 ^(l)		13,751	10,105

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Mesdag Delta BV
0.000% due 01/25/2020 (l)	EUR	15,731	$17,581
Morgan Stanley Capital Trust
5.399% due 12/15/2043 (l)		$6,975	5,584
5.862% due 07/12/2044 (l)		4,600	4,592
5.920% due 04/15/2049 (l)		6,711	6,801
6.128% due 06/11/2049 (l)		12,300	12,331
6.245% due 08/12/2041 (l)		7,225	7,212
Morgan Stanley Mortgage Loan Trust
1.386% due 05/25/2036		202	85
3.264% due 11/25/2037		3,033	2,600
3.414% due 05/25/2036 ^(l)		3,197	2,425
5.962% due 06/25/2036		2,412	1,233
Morgan Stanley Re-REMIC Trust
0.685% due 02/26/2037		6,279	5,060
1.719% due 03/26/2037		3,847	3,215
Morgan Stanley Resecuritization Trust
3.533% due 06/26/2035		10,918	5,866
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		6,616	5,604
PHH Alternative Mortgage Trust
0.000% due 02/25/2037 ^(b)(g)		10	8
RBSSP Resecuritization Trust
3.527% due 09/26/2035		7,708	5,589
6.000% due 06/26/2037		1,517	1,331
8.502% due 06/26/2037		730	561
Residential Accredit Loans, Inc. Trust
1.366% due 02/25/2037 (l)		861	723
6.000% due 12/25/2035 ^(l)		3,647	3,505
6.000% due 11/25/2036 ^		4,361	3,793
6.250% due 02/25/2037 ^		5,785	5,369
6.500% due 09/25/2037 ^		2,076	1,836
Residential Asset Mortgage Products Trust
8.000% due 05/25/2032 (l)		1,067	926
Residential Asset Securitization Trust
6.000% due 05/25/2036 (l)		1,303	1,229
6.000% due 02/25/2037 ^		266	208
6.000% due 03/25/2037 ^		3,445	2,309
6.250% due 10/25/2036 ^		169	154
RiverView HECM Trust
1.720% due 05/25/2047 (l)		20,530	17,091
Sequoia Mortgage Trust
1.939% due 02/20/2034		729	697
2.857% due 09/20/2032		730	701
Structured Adjustable Rate Mortgage Loan Trust
3.661% due 04/25/2036 ^		705	674
Structured Asset Mortgage Investments Trust
1.426% due 05/25/2036		42	33
Structured Asset Securities Corp. Trust
5.500% due 10/25/2035 ^		2,231	1,580
Suntrust Adjustable Rate Mortgage Loan Trust
3.482% due 02/25/2037 ^		7,723	6,625
Theatre Hospitals PLC
3.336% due 10/15/2031 (l)	GBP	38,614	49,357
4.086% due 10/15/2031		1,825	2,318
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 (l)		$16,690	16,806
5.720% due 10/15/2048		600	587
6.033% due 05/15/2043		2,803	2,798
WaMu Mortgage Pass-Through Certificates Trust
2.145% due 07/25/2046		396	379
2.833% due 08/25/2036 ^		3,201	3,037
Warwick Finance Residential Mortgages PLC
0.000% due 09/21/2049	GBP	0	142,273
Washington Mutual Mortgage Pass-Through Certificates Trust
1.456% due 01/25/2047 ^		$2,845	2,394
1.702% due 06/25/2046		10,639	6,466
5.750% due 11/25/2035 ^		2,205	2,045
5.967% due 05/25/2036 ^(l)		9,258	7,823
Wells Fargo Mortgage Loan Trust
3.298% due 03/27/2037 (l)		8,064	7,078

Total Non-Agency Mortgage-Backed Securities (Cost $1,581,388)			1,619,007

70	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
ASSET-BACKED SECURITIES 78.7%
Aames Mortgage Investment Trust
2.206% due 07/25/2035 (l)		$19,113	$16,563
Accredited Mortgage Loan Trust
1.816% due 07/25/2035		5,453	5,313
ACE Securities Corp. Home Equity Loan Trust
1.326% due 12/25/2036 (l)		26,755	11,351
1.516% due 02/25/2036		4,884	4,813
1.836% due 02/25/2036 ^		7,034	6,622
2.191% due 07/25/2035		2,900	2,893
2.311% due 07/25/2035 ^(l)		17,938	12,558
2.716% due 11/25/2034		1,249	1,248
Aegis Asset-Backed Securities Trust
1.646% due 12/25/2035 (l)		22,800	19,177
1.696% due 06/25/2035 (l)		12,094	10,219
Airspeed Ltd.
1.429% due 06/15/2032		16,999	14,470
American Money Management Corp. CLO Ltd.
7.220% due 04/14/2029 (l)		6,100	6,124
8.201% due 12/09/2026 (l)		10,000	10,070
Ameriquest Mortgage Securities Trust
1.556% due 04/25/2036 (l)		30,500	28,542
Ameriquest Mortgage Securities, Inc. Asset-Backed Pass-Through Certificates
1.666% due 01/25/2036 (l)		22,225	20,042
1.826% due 09/25/2035 (l)		13,750	11,845
2.266% due 04/25/2035 (l)		21,004	19,961
2.281% due 11/25/2034		5,526	5,129
3.166% due 09/25/2032		1,148	1,105
4.583% due 05/25/2034 ^		2,745	2,631
Amortizing Residential Collateral Trust
2.341% due 08/25/2032		695	654
Anchorage Capital CLO Ltd.
6.158% due 10/15/2026 (l)		7,000	6,865
Arbor Realty Trust, Inc.
5.659% due 04/15/2027		5,300	5,342
Argent Securities Trust
1.316% due 06/25/2036		2,173	911
1.336% due 04/25/2036		1,261	508
1.366% due 06/25/2036		4,559	1,929
1.366% due 09/25/2036		9,598	4,246
1.406% due 03/25/2036 (l)		13,861	7,423
Argent Securities, Inc. Asset-Backed Pass-Through Certificates
1.536% due 01/25/2036 (l)		18,884	16,140
1.596% due 02/25/2036 (l)		37,700	28,630
1.676% due 11/25/2035		5,851	3,439
2.491% due 11/25/2034 (l)		9,031	7,539
Asset-Backed Funding Certificates Trust
1.766% due 07/25/2035		7,400	6,249
2.266% due 03/25/2034		1,241	1,157
Asset-Backed Securities Corp. Home Equity Loan Trust
4.159% due 08/15/2033		748	748
Banco Bilbao Vizcaya Argentaria, S.A.
0.321% due 03/22/2046	EUR	1,400	1,039
Bear Stearns Asset-Backed Securities Trust
1.356% due 12/25/2036 (l)		$19,966	18,178
2.416% due 07/25/2035 (l)		39,756	32,971
2.716% due 10/27/2032		379	371
3.091% due 12/25/2034 (l)		18,650	16,012
3.345% due 10/25/2036		727	674
Benefit Street Partners CLO Ltd.
6.656% due 01/20/2028 (l)		5,900	5,813
BSPRT Issuer Ltd.
5.326% due 06/15/2027		12,900	12,922
C-BASS CBO Corp.
1.350% due 09/06/2041		65,509	7,534
Carlyle Global Market Strategies CLO Ltd.
6.470% due 04/27/2027		1,750	1,754
Carrington Mortgage Loan Trust
1.296% due 10/25/2036		1,177	767
1.476% due 02/25/2037 (l)		8,300	7,391
1.636% due 02/25/2037 (l)		13,201	9,480
2.266% due 05/25/2035		4,400	3,801

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Cavendish Square Funding PLC
0.611% due 02/11/2055	EUR	1,500	$1,626
1.521% due 02/11/2055		3,500	3,763
CIFC Funding Ltd.
0.000% due 05/24/2026 (g)		$3,390	2,243
Citigroup Mortgage Loan Trust, Inc.
1.356% due 01/25/2037 (l)		31,261	24,478
1.366% due 12/25/2036 (l)		25,389	13,433
1.376% due 09/25/2036 (l)		20,171	15,308
1.416% due 05/25/2037		752	567
1.436% due 12/25/2036		5,113	2,740
1.626% due 10/25/2035 (l)		8,200	7,953
1.916% due 11/25/2046		4,867	2,919
6.351% due 05/25/2036 ^		3,227	2,073
Conseco Finance Securitizations Corp.
9.546% due 12/01/2033 (l)		6,480	7,123
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028	EUR	2,667	2,661
3.600% due 11/27/2028		1,197	1,371
4.500% due 11/27/2028		1,047	1,200
6.200% due 11/27/2028		1,296	1,489
Coronado CDO Ltd.
2.718% due 09/04/2038		$26,800	18,827
6.000% due 09/04/2038		4,300	3,462
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^(l)		34,584	34,770
1.356% due 06/25/2035 (l)		72,199	57,921
1.356% due 03/25/2037 (l)		25,252	21,429
1.356% due 06/25/2037 (l)		26,630	22,305
1.356% due 07/25/2037 ^(l)		13,174	11,388
1.356% due 06/25/2047 ^(l)		52,832	41,141
1.366% due 04/25/2047		2,196	2,141
1.366% due 06/25/2047 ^(l)		20,751	19,618
1.376% due 05/25/2036 (l)		11,764	9,478
1.416% due 06/25/2037 ^(l)		22,764	17,068
1.436% due 05/25/2037 (l)		25,000	20,963
1.436% due 08/25/2037 (l)		26,000	20,036
1.436% due 05/25/2047 (l)		17,951	13,649
1.436% due 06/25/2047 ^(l)		19,000	11,977
1.446% due 04/25/2047 (l)		35,000	26,680
1.456% due 03/25/2036 (l)		42,175	34,802
1.506% due 10/25/2047 (l)		59,229	51,581
1.606% due 04/25/2036		8,762	6,326
1.656% due 04/25/2036 (l)		10,000	9,750
1.666% due 03/25/2047 ^		2,302	1,338
1.706% due 04/25/2036 (l)		15,850	8,973
1.766% due 05/25/2047		4,621	3,105
1.966% due 03/25/2034		682	683
2.416% due 06/25/2033		128	113
2.716% due 02/25/2035 (l)		4,300	4,084
4.856% due 10/25/2046 ^(l)		774	730
5.167% due 10/25/2032 ^(l)		26,418	23,750
Countrywide Asset-Backed Certificates Trust
1.366% due 03/25/2047 (l)		14,751	13,929
1.736% due 05/25/2036 (l)		32,154	20,169
1.946% due 07/25/2035 (l)		6,900	6,847
2.116% due 04/25/2035 (l)		10,753	10,849
2.941% due 11/25/2034 (l)		13,611	12,354
Credit-Based Asset Servicing and Securitization LLC
1.846% due 07/25/2035		3,000	2,590
Dekania Europe CDO PLC
0.189% due 09/27/2037	EUR	6,200	6,373
ECAF Ltd.
4.947% due 06/15/2040		$6,177	6,095
Encore Credit Receivables Trust
1.906% due 07/25/2035 (l)		421	381
Euromax ABS PLC
0.011% due 11/10/2095	EUR	1,000	821
FAB UK Ltd.
0.000% due 12/06/2045 (g)	GBP	9,932	6,314
Fieldstone Mortgage Investment Trust
1.386% due 07/25/2036		$6,885	3,850
First Franklin Mortgage Loan Trust
0.000% due 04/25/2036 (b)(g)(l)		8,040	6,757
1.456% due 04/25/2036		6,825	5,055
1.596% due 02/25/2036		5,500	4,165
1.666% due 11/25/2036		2,066	1,993

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
1.846% due 09/25/2035		$6,502	$3,625
2.191% due 05/25/2036 (l)		16,060	7,879
Fremont Home Loan Trust
1.366% due 01/25/2037		3,987	2,159
1.456% due 02/25/2037		1,647	953
1.706% due 07/25/2035		2,800	2,698
Glacier Funding CDO Ltd.
1.442% due 08/04/2035		26,385	7,098
Greenpoint Manufactured Housing
9.230% due 12/15/2029 (l)		10,132	8,710
Greystone Commercial Real Estate Ltd.
5.739% due 03/15/2027		25,000	25,047
GSAA Trust
5.058% due 05/25/2035		5,158	5,295
GSAMP Trust
1.276% due 01/25/2037		4,215	2,639
1.294% due 04/25/2036 (l)		25,823	18,930
1.306% due 01/25/2037		1,257	790
1.376% due 05/25/2046 (l)		929	907
1.416% due 11/25/2036		5,117	3,063
1.466% due 12/25/2036		5,428	3,099
2.866% due 10/25/2034		672	639
3.766% due 10/25/2033		571	546
Halcyon Loan Advisors European Funding BV
0.000% due 01/15/2027	EUR	1,400	1,498
Hillcrest CDO Ltd.
1.576% due 12/10/2039		$53,992	23,551
Home Equity Asset Trust
2.311% due 05/25/2035		3,800	3,590
2.416% due 07/25/2035		4,000	3,385
Home Equity Loan Trust
1.556% due 04/25/2037 (l)		8,000	6,134
House of Europe Funding PLC
0.000% due 11/08/2090	EUR	5,600	5,783
Hout Bay Corp.
1.326% due 07/05/2041		$89,018	28,486
HSI Asset Securitization Corp. Trust
1.326% due 12/25/2036 (l)		27,061	11,531
1.376% due 10/25/2036		10,325	5,743
1.386% due 12/25/2036 (l)		16,575	7,095
1.406% due 01/25/2037 (l)		48,294	35,430
1.606% due 11/25/2035		5,830	4,979
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
1.376% due 11/25/2036		6,737	5,117
1.456% due 04/25/2037 (l)		4,357	2,916
1.656% due 03/25/2036		1,504	1,271
IXIS Real Estate Capital Trust
2.191% due 09/25/2035 ^		5,457	3,769
JPMorgan Mortgage Acquisition Corp.
1.606% due 05/25/2035 (l)		5,000	4,430
JPMorgan Mortgage Acquisition Trust
1.356% due 03/25/2047 (l)		7,344	7,306
1.366% due 07/25/2036		2,332	1,177
1.376% due 07/25/2036 ^		1,465	604
1.466% due 07/25/2036 (l)		18,262	16,362
5.462% due 10/25/2036 ^		4,641	3,590
5.888% due 10/25/2036 ^(l)		15,469	11,964
Jubilee CLO BV
0.000% due 01/15/2028	EUR	7,000	6,411
Lehman XS Trust
4.931% due 05/25/2037 ^(l)		$15,209	12,041
Long Beach Mortgage Loan Trust
1.406% due 02/25/2036 (l)		55,309	37,814
1.861% due 11/25/2035 (l)		28,200	26,145
1.866% due 09/25/2034 (l)		1,216	1,131
1.921% due 11/25/2035 (l)		31,295	21,542
2.191% due 04/25/2035 (l)		38,750	35,083
Magnetite Ltd.
6.108% due 04/15/2026 (l)		4,900	4,866
MASTR Asset-Backed Securities Trust
1.386% due 06/25/2036 (l)		9,810	8,051
1.386% due 10/25/2036		3,539	3,423
1.396% due 02/25/2036		9,412	5,262
1.456% due 06/25/2036		4,122	2,377
1.506% due 12/25/2035		6,839	6,453
1.576% due 12/25/2035		11,886	5,991

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	71

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Morgan Stanley ABS Capital, Inc. Trust
1.276% due 09/25/2036	$4,238	$2,035
1.286% due 10/25/2036	5	3
1.356% due 10/25/2036	10,809	6,003
1.366% due 06/25/2036	10,950	8,174
1.366% due 09/25/2036	8,514	4,169
1.366% due 11/25/2036 (l)	21,289	13,860
1.436% due 10/25/2036	5,209	2,925
1.486% due 03/25/2036 (l)	27,653	26,485
1.861% due 09/25/2035 (l)	6,500	6,332
1.891% due 09/25/2035 (l)	18,121	16,183
2.216% due 07/25/2037 (l)	30,710	29,743
2.251% due 01/25/2035	5,265	2,391
3.166% due 05/25/2034	2,449	2,325
National Collegiate Commutation Trust
0.000% due 03/25/2038	87,000	40,021
New Century Home Equity Loan Trust
4.216% due 01/25/2033 ^	634	595
Nomura Home Equity Loan, Inc. Home Equity Loan Trust
1.546% due 10/25/2036 ^	5,405	1,899
1.636% due 02/25/2036 (l)	30,900	22,202
Ocean Trails CLO
6.482% due 08/13/2025 (l)	3,500	3,533
Option One Mortgage Loan Trust
1.346% due 07/25/2037 (l)	19,173	12,298
1.356% due 01/25/2037 (l)	12,719	8,481
1.436% due 01/25/2037 (l)	2,594	1,748
1.466% due 03/25/2037	761	407
1.546% due 04/25/2037	3,033	1,994
Option One Mortgage Loan Trust Asset-Backed Certificates
1.676% due 11/25/2035 (l)	13,200	11,305
Park Place Securities, Inc.
1.846% due 09/25/2035 (l)	7,240	5,818
Park Place Securities, Inc. Asset-Backed Pass-Through Certificates
1.706% due 08/25/2035 (l)	8,350	7,411
1.766% due 07/25/2035 (l)	30,950	26,710
2.251% due 03/25/2035 ^	7,500	6,765
2.341% due 10/25/2034 (l)	10,000	8,817
2.536% due 01/25/2036 ^(l)	11,978	10,262
2.941% due 02/25/2035 (l)	29,447	26,082
3.241% due 12/25/2034 (l)	25,974	17,229
Popular ABS Mortgage Pass-Through Trust
1.606% due 02/25/2036 (l)	7,000	6,252
1.906% due 06/25/2035	626	523
2.366% due 06/25/2035	1,349	1,068
Putnam Structured Product CDO Ltd.
9.092% due 02/25/2037	327	330
RAAC Trust
2.966% due 05/25/2046 (l)	17,151	14,433
Renaissance Home Equity Loan Trust
5.612% due 04/25/2037	3,205	1,749
Residential Asset Mortgage Products Trust
1.536% due 01/25/2036 (l)	14,303	12,413
1.596% due 01/25/2036	4,360	4,191
1.936% due 02/25/2035	250	250
1.966% due 04/25/2034	4,657	4,507
2.086% due 04/25/2034	5,351	5,159
2.791% due 04/25/2034 ^	1,382	1,033
3.196% due 04/25/2034 ^	1,852	1,329
Residential Asset Securities Corp. Trust
1.346% due 11/25/2036 (l)	12,618	10,763
1.386% due 10/25/2036 (l)	15,134	10,928
1.446% due 06/25/2036 (l)	41,332	36,400
1.456% due 09/25/2036 (l)	16,080	15,032
1.496% due 04/25/2036	5,270	5,018
1.546% due 12/25/2035 (l)	19,621	14,772
1.546% due 04/25/2036 (l)	17,500	16,832
1.546% due 04/25/2036	9,267	4,216
1.556% due 05/25/2037 (l)	9,275	8,116
2.341% due 02/25/2035	1,900	1,663

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Saxon Asset Securities Trust
2.966% due 12/25/2037 (l)		$49,001	$46,797
Securitized Asset-Backed Receivables LLC Trust
1.356% due 07/25/2036 (l)		26,311	20,955
1.376% due 07/25/2036		3,049	1,600
1.466% due 05/25/2036 (l)		20,041	12,097
1.486% due 03/25/2036 (l)		9,461	8,600
1.616% due 11/25/2035 (l)		11,540	6,750
1.666% due 10/25/2035 (l)		13,000	12,042
1.876% due 08/25/2035 (l)		5,316	3,439
SLM Student Loan Trust
0.000% due 10/28/2029 (g)		25	25,506
0.000% due 01/25/2042 (g)		20	17,470
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 (g)		200	6,120
0.000% due 01/25/2039 (g)		21,280	14,045
0.000% due 05/25/2040 (g)		22,175	11,533
0.000% due 07/25/2040 (g)		110	6,159
Soloso CDO Ltd.
1.470% due 10/07/2037		11,318	6,451
Sound Point CLO Ltd.
6.003% due 01/23/2027		1,000	966
Soundview Home Loan Trust
1.366% due 06/25/2037		3,916	2,647
1.376% due 11/25/2036 (l)		10,800	10,181
1.396% due 02/25/2037		8,696	3,459
1.476% due 02/25/2037		10,092	4,080
1.496% due 05/25/2036 (l)		14,665	13,283
1.566% due 03/25/2036 (l)		7,933	6,841
2.166% due 10/25/2037 (l)		8,267	6,497
2.316% due 09/25/2037		2,642	2,391
Specialty Underwriting & Residential Finance Trust
1.566% due 03/25/2037		683	373
2.191% due 12/25/2035		4,664	4,290
3.016% due 05/25/2035		2,273	2,118
3.894% due 02/25/2037 ^		3,704	2,009
Symphony CLO Ltd.
5.758% due 07/14/2026 (l)		10,700	10,296
6.058% due 10/15/2025 (l)		9,850	9,887
Taberna Preferred Funding Ltd.
1.511% due 05/05/2038		15,777	14,120
1.521% due 02/05/2037		30,189	26,415
1.551% due 08/05/2036 ^		19,747	14,909
1.551% due 08/05/2036		4,909	3,706
Tralee CLO Ltd.
6.806% due 04/20/2025 (l)		6,500	6,540
Trapeza CDO LLC
2.189% due 01/20/2034 (l)		23,770	22,225
Wachovia Mortgage Loan Trust
1.906% due 10/25/2035		8,000	6,219
Wells Fargo Home Equity Asset-Backed Securities Trust
1.546% due 05/25/2036		5,000	4,527

Total Asset-Backed Securities (Cost $2,321,857)			2,473,843

SOVEREIGN ISSUES 1.2%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	9,992	7,239
3.875% due 01/15/2022		1,000	1,139
5.000% due 01/15/2027		3,400	3,632
7.820% due 12/31/2033		15,067	18,397
Ecuador Government International Bond
9.650% due 12/13/2026		$200	201
Republic of Greece Government International Bond
3.800% due 08/08/2017	JPY	347,000	3,074
4.500% due 07/03/2017		310,000	2,766
4.750% due 04/17/2019	EUR	1,900	2,210
Sri Lanka Government International Bond
6.200% due 05/11/2027		$800	801

Total Sovereign Issues (Cost $36,802)			39,459

	SHARES	MARKET VALUE (000S)
COMMON STOCKS 0.2%

ENERGY 0.1%
Forbes Energy Services Ltd. (e)(j)	152,625	$2,595
OGX Petroleo e Gas S.A. SP - ADR (e)	858,034	0

		2,595

FINANCIALS 0.1%
TIG FinCo PLC (j)	2,651,536	3,367

Total Common Stocks (Cost $11,311)		5,962

WARRANTS 0.0%

INDUSTRIALS 0.0%
Sequa Corp. - Exp. 04/28/2024	2,530,304	1,187

UTILITIES 0.0%
Dynegy, Inc. - Exp. 02/02/2024	471,770	82

Total Warrants (Cost $1,241)		1,269

PREFERRED SECURITIES 1.5%

INDUSTRIALS 1.5%
Sequa Corp.
9.000%	46,953	45,800

Total Preferred Securities (Cost $46,953)		45,800

SHORT-TERM INSTRUMENTS 5.3%

REPURCHASE AGREEMENTS (k) 4.5%
		142,200

	PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 0.8%
0.932% due 08/31/2017 (f)(g)(o)	24,011	23,975

Total Short-Term Instruments (Cost $166,175)		166,175

Total Investments in Securities (Cost $5,330,504)		5,467,274

Total Investments 173.9% (Cost $5,330,504)		$5,467,274

Financial Derivative Instruments (m)(n) (0.8)% (Cost or Premiums, net $(16,484))		(24,706)

Other Assets and Liabilities, net (73.1)%		(2,298,414)

Net Assets 100.0%		$3,144,154

72	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.
(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Forbes Energy Services Ltd.	02/27/2013 - 03/11/2014	$7,380	$2,595	0.08%
Odebrecht Offshore Drilling Finance Ltd. 6.625% due 10/01/2023	04/02/2015	621	259	0.01
Odebrecht Offshore Drilling Finance Ltd. 6.750% due 10/01/2023	04/01/2015 - 04/08/2015	18,905	7,880	0.25
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	23,200	25,099	0.80
TIG FinCo PLC	04/02/2015	3,931	3,367	0.11

		$54,037	$39,200	1.25%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
NOM	1.050%	06/30/2017	07/03/2017	$15,700	U.S. Treasury Notes 1.750% due 09/30/2022	$(16,006)	$15,700	$15,701
RDR	1.400	06/30/2017	07/03/2017	126,500	U.S. Treasury Notes 1.625% - 1.875% due 07/31/2019 - 01/31/2022	(129,036)	126,500	126,515

Total Repurchase Agreements						$(145,042)	$142,200	$142,216

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
BCY	1.650%	06/16/2017	TBD	(3)	$	(58,346)	$(58,391)
	2.250	05/16/2017	08/16/2017			(5,406)	(5,422)
	2.250	06/02/2017	09/05/2017			(3,854)	(3,861)
	2.648	04/03/2017	07/03/2017			(6,793)	(6,838)
	2.650	04/05/2017	07/03/2017			(12,600)	(12,683)
	2.655	04/13/2017	07/13/2017			(63,867)	(64,249)
	2.670	04/27/2017	07/13/2017			(14,626)	(14,699)
	2.680	05/09/2017	08/09/2017			(20,415)	(20,499)
	2.718	06/02/2017	09/05/2017			(15,186)	(15,222)
	2.780	06/21/2017	09/21/2017			(8,348)	(8,356)
	2.799	07/03/2017	10/03/2017			(13,160)	(13,160)
	3.137	09/22/2016	09/22/2017			(4,391)	(4,395)
BPS	0.400	06/20/2017	07/20/2017		EUR	(3,558)	(4,064)
	0.600	06/28/2017	07/26/2017		GBP	(5,093)	(6,635)
	0.800	04/28/2017	07/28/2017			(4,646)	(6,060)
	0.950	04/28/2017	07/28/2017			(1,903)	(2,483)
	1.890	06/02/2017	08/31/2017		$	(2,290)	(2,294)
	1.892	05/25/2017	08/25/2017			(2,837)	(2,843)
	1.960	04/18/2017	07/18/2017			(19,895)	(19,977)
	1.970	05/25/2017	08/25/2017			(4,973)	(4,984)
	2.655	04/11/2017	07/11/2017			(32,309)	(32,507)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	73

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date		Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.685%	05/10/2017	08/10/2017		$	(3,360)	$(3,374)
	2.689	05/30/2017	08/30/2017			(8,246)	(8,267)
	2.718	06/02/2017	08/31/2017			(3,822)	(3,831)
	2.736	06/09/2017	09/11/2017			(14,375)	(14,401)
	2.750	06/16/2017	09/18/2017			(49,645)	(49,709)
	2.750	06/21/2017	09/21/2017			(6,069)	(6,075)
	2.969	08/19/2016	08/18/2017			(19,588)	(20,102)
	2.976	08/16/2016	08/16/2017			(32,944)	(33,818)
	2.976	03/15/2017	08/16/2017			(8,699)	(8,778)
	3.049	07/05/2017	07/05/2018			(37,570)	(37,570)
BRC	0.000	06/07/2017	07/07/2017		EUR	(9,635)	(11,005)
	0.426	06/13/2017	07/13/2017			(12,970)	(14,817)
	0.576	06/13/2017	07/13/2017			(18,740)	(21,411)
	3.008	10/11/2016	10/11/2017		$	(20,946)	(21,091)
	3.020	11/02/2016	11/02/2017			(26,834)	(26,974)
	3.208	10/11/2016	04/11/2018			(36,757)	(37,029)
	3.293	06/27/2017	TBD	(3)		(43,714)	(43,738)
	3.299	07/05/2017	07/05/2019			(33,613)	(33,613)
DBL	0.900	04/18/2017	07/18/2017		EUR	(1,531)	(1,752)
DEU	2.210	06/16/2017	09/15/2017		$	(15,993)	(16,010)
GLM	0.730	04/11/2017	07/11/2017		EUR	(16,033)	(18,342)
	2.430	05/15/2017	08/15/2017		$	(7,105)	(7,129)
	2.492	05/24/2017	08/24/2017			(20,784)	(20,842)
	2.542	05/24/2017	08/24/2017			(8,068)	(8,091)
	2.650	06/15/2017	09/15/2017			(15,253)	(15,273)
	2.679	05/17/2017	08/17/2017			(15,887)	(15,943)
	2.729	05/17/2017	08/17/2017			(9,587)	(9,621)
	2.850	06/16/2017	09/18/2017			(5,966)	(5,974)
GSC	2.389	06/13/2017	07/13/2017			(87,036)	(87,152)
JML	0.268	04/26/2017	07/26/2017		EUR	(3,984)	(4,552)
	0.471	04/26/2017	07/26/2017			(3,961)	(4,527)
	0.700	06/13/2017	09/13/2017		GBP	(41,587)	(54,186)
JPS	2.467	04/25/2017	07/25/2017		$	(14,984)	(15,055)
MSB	2.905	01/13/2017	07/13/2017			(6,432)	(6,474)
	2.906	10/21/2016	10/23/2017			(29,543)	(29,717)
	2.920	05/01/2017	05/01/2018			(5,509)	(5,537)
	2.920	04/27/2017	04/27/2018			(20,280)	(20,390)
	2.952	12/01/2016	12/01/2017			(8,461)	(8,482)
	2.956	04/21/2017	10/23/2017			(26,195)	(26,352)
	2.968	06/05/2017	06/05/2018			(39,052)	(39,142)
	2.973	06/06/2017	06/05/2018			(7,223)	(7,239)
	3.018	06/05/2017	06/05/2018			(14,052)	(14,085)
	3.049	10/03/2016	10/03/2017			(2,632)	(2,651)
MSC	2.929	05/08/2017	11/08/2017			(18,382)	(18,466)
	3.250	09/16/2016	09/15/2017			(27,499)	(27,542)
MYI	1.472	02/06/2017	08/07/2017		EUR	(1,408)	(1,617)
NOM	1.910	06/23/2017	07/20/2017		$	(13,852)	(13,859)
	1.920	05/01/2017	08/01/2017			(1,067)	(1,071)
	2.000	06/20/2017	07/11/2017			(16,226)	(16,238)
	2.805	04/13/2017	10/13/2017			(13,683)	(13,769)
	2.922	02/22/2017	08/22/2017			(27,778)	(27,869)
	2.922	02/03/2017	08/03/2017			(16,233)	(16,313)
RBC	2.020	06/26/2017	07/13/2017			(7,763)	(7,766)
	2.030	02/13/2017	08/14/2017			(10,950)	(11,036)
	2.050	02/06/2017	08/07/2017			(3,758)	(3,789)
	2.120	04/04/2017	10/04/2017			(2,889)	(2,904)
	2.130	05/01/2017	11/01/2017			(13,881)	(13,933)
	2.540	04/24/2017	10/24/2017			(24,979)	(25,102)
	2.580	05/01/2017	11/01/2017			(7,708)	(7,743)
	2.580	05/04/2017	11/03/2017			(11,940)	(11,991)
	2.650	02/21/2017	08/21/2017			(12,181)	(12,299)
	2.662	01/27/2017	07/18/2017			(3,393)	(3,432)
	2.700	04/19/2017	10/18/2017			(17,491)	(17,589)
	2.700	04/24/2017	10/24/2017			(7,600)	(7,640)
	2.700	05/19/2017	11/20/2017			(22,204)	(22,279)
	2.720	06/08/2017	12/07/2017			(26,123)	(26,172)
	2.730	03/20/2017	09/20/2017			(29,065)	(29,296)
	2.730	03/27/2017	09/20/2017			(20,861)	(21,021)
	2.730	05/01/2017	11/01/2017			(11,074)	(11,127)
	2.730	05/03/2017	11/03/2017			(4,622)	(4,643)

74	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.730%	05/04/2017	11/03/2017	$	(15,106)	$(15,175)
	2.730	05/09/2017	11/08/2017		(9,644)	(9,684)
	2.730	06/22/2017	07/03/2017		(11,010)	(11,019)
	2.730	07/03/2017	09/13/2017		(2,532)	(2,532)
	2.740	05/15/2017	11/15/2017		(15,940)	(15,999)
RCE	0.971	06/06/2017	10/06/2017	EUR	(469)	(536)
	1.050	06/01/2017	09/01/2017	GBP	(8,042)	(10,483)
	1.338	04/18/2017	07/18/2017		(1,958)	(2,557)
RDR	1.800	05/23/2017	08/23/2017	$	(2,780)	(2,786)
	1.900	04/07/2017	07/07/2017		(682)	(685)
	2.150	07/07/2017	10/10/2017		(651)	(651)
RTA	1.967	01/03/2017	07/03/2017		(10,382)	(10,485)
	2.007	02/22/2017	08/22/2017		(12,705)	(12,798)
	2.071	03/09/2017	09/11/2017		(44,249)	(44,544)
	2.081	05/01/2017	11/01/2017		(2,120)	(2,128)
	2.097	07/03/2017	01/03/2018		(10,842)	(10,842)
	2.298	07/19/2016	07/18/2017		(2,020)	(2,065)
	2.345	11/14/2016	07/25/2017		(5,190)	(5,268)
	2.417	01/03/2017	07/03/2017		(14,139)	(14,311)
	2.443	08/05/2016	08/04/2017		(12,699)	(12,985)
	2.519	08/15/2016	08/14/2017		(28,343)	(28,982)
	2.519	06/02/2017	12/04/2017		(9,075)	(9,095)
	2.547	07/03/2017	01/03/2018		(13,144)	(13,144)
	2.570	10/21/2016	10/20/2017		(18,547)	(18,885)
	2.571	10/25/2016	10/24/2017		(7,583)	(7,719)
	2.605	11/18/2016	11/16/2017		(12,170)	(12,370)
	2.610	11/17/2016	11/16/2017		(7,889)	(8,019)
	2.700	04/19/2017	10/18/2017		(3,914)	(3,936)
	2.719	05/30/2017	11/27/2017		(7,715)	(7,735)
	2.813	02/06/2017	02/05/2018		(11,110)	(11,238)
	2.821	01/25/2017	01/25/2018		(19,342)	(19,583)
	2.825	02/01/2017	01/31/2018		(8,147)	(8,244)
	2.836	06/15/2017	06/14/2018		(32,489)	(32,535)
	2.838	06/23/2017	06/14/2018		(3,180)	(3,183)
	2.839	04/24/2017	04/23/2018		(22,420)	(22,544)
	2.845	02/21/2017	02/08/2018		(7,229)	(7,304)
	2.898	04/12/2017	04/05/2018		(9,046)	(9,106)
	2.918	03/14/2017	03/08/2018		(32,760)	(33,055)
	2.923	03/16/2017	03/08/2018		(8,773)	(8,851)
RYL	0.626	06/22/2017	07/24/2017	EUR	(3,620)	(4,135)
SOG	0.600	06/05/2017	07/05/2017	GBP	(19,684)	(25,649)
	0.600	07/05/2017	08/07/2017		(19,884)	(25,897)
	0.721	06/02/2017	09/04/2017	EUR	(4,763)	(5,444)
	1.750	04/12/2017	07/11/2017	$	(3,514)	(3,528)
	1.750	05/01/2017	08/01/2017		(4,123)	(4,136)
	1.750	05/08/2017	08/08/2017		(35,961)	(36,059)
	1.750	05/16/2017	08/16/2017		(19,891)	(19,937)
	1.750	05/19/2017	08/21/2017		(12,175)	(12,202)
	1.750	05/22/2017	08/22/2017		(19,677)	(19,717)
	1.750	05/30/2017	08/30/2017		(12,254)	(12,274)
	1.750	06/07/2017	07/11/2017		(4,690)	(4,696)
	1.750	06/07/2017	08/16/2017		(2,624)	(2,627)
	1.750	06/09/2017	08/30/2017		(5,009)	(5,015)
	1.750	06/23/2017	07/11/2017		(688)	(688)
	1.780	06/08/2017	09/07/2017		(6,519)	(6,527)
	1.800	06/15/2017	09/15/2017		(6,990)	(6,996)
	2.800	04/07/2017	10/06/2017		(7,740)	(7,792)
	2.806	04/11/2017	10/12/2017		(10,361)	(10,427)
	2.817	01/26/2017	07/26/2017		(17,236)	(17,327)
	2.817	01/30/2017	07/26/2017		(20,474)	(20,577)
	2.871	06/09/2017	12/11/2017		(46,676)	(46,765)
	2.873	06/06/2017	12/06/2017		(40,666)	(40,754)
	2.892	06/14/2017	12/14/2017		(19,627)	(19,657)
UBS	0.900	06/08/2017	07/24/2017	GBP	(9,442)	(12,305)
	1.050	04/25/2017	07/25/2017		(1,827)	(2,385)
	1.210	05/17/2017	08/17/2017		(41,381)	(53,980)
	1.428	04/27/2017	10/27/2017		(29,372)	(38,355)
	1.960	04/25/2017	07/25/2017	$	(2,955)	(2,966)
	2.130	05/15/2017	08/15/2017		(8,786)	(8,811)
	2.600	04/05/2017	07/05/2017		(11,721)	(11,796)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	75

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

Counterparty	Borrowing Rate(2)	Settlement Date	Maturity Date	Amount Borrowed(2)		Payable for Reverse Repurchase Agreements
	2.605%	04/07/2017	07/07/2017	$	(9,122)	$(9,179)
	2.630	05/09/2017	08/09/2017		(6,455)	(6,481)
	2.650	04/05/2017	07/05/2017		(22,399)	(22,546)
	2.653	04/21/2017	07/21/2017		(5,638)	(5,668)
	2.655	04/07/2017	07/07/2017		(20,553)	(20,685)
	2.853	04/24/2017	04/24/2018		(46,929)	(47,189)

Total Reverse Repurchase Agreements						$(2,580,482)

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(4)
Global/Master Repurchase Agreement
BCY	$0	$(227,775)	$0	$(227,775)	$315,133	$87,358
BPS	0	(267,772)	0	(267,772)	369,620	101,848
BRC	0	(209,678)	0	(209,678)	308,262	98,584
DBL	0	(1,752)	0	(1,752)	2,433	681
DEU	0	(16,010)	0	(16,010)	19,906	3,896
GLM	0	(101,215)	0	(101,215)	140,963	39,748
GSC	0	(87,152)	0	(87,152)	126,045	38,893
JML	0	(63,265)	0	(63,265)	74,820	11,555
JPS	0	(15,055)	0	(15,055)	21,498	6,443
MSB	0	(160,069)	0	(160,069)	216,458	56,389
MSC	0	(46,008)	0	(46,008)	75,591	29,583
MYI	0	(1,617)	0	(1,617)	2,141	524
NOM	15,701	(89,119)	0	(73,418)	95,886	22,468
RBC	0	(294,171)	0	(294,171)	378,440	84,269
RCE	0	(13,576)	0	(13,576)	16,556	2,980
RDR	126,515	(4,122)	0	122,393	(123,675)	(1,282)
RTA	0	(380,954)	0	(380,954)	498,216	117,262
RYL	0	(4,135)	0	(4,135)	4,219	84
SOG	0	(354,691)	0	(354,691)	437,813	83,122
UBS	0	(242,346)	0	(242,346)	320,927	78,581

Total Borrowings and Other Financing Transactions	$142,216	$(2,580,482)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(157,479)	$(304,780)	$(77,356)	$(539,615)
U.S. Government Agencies	0	(685)	(5,629)	0	(6,314)
Non-Agency Mortgage-Backed Securities	0	(123,669)	(274,885)	(482,042)	(880,596)
Asset-Backed Securities	0	(325,264)	(248,642)	(442,642)	(1,016,548)

Total Borrowings	$0	$(607,097)	$(833,936)	$(1,002,040)	$(2,443,073)

Gross amount of recognized liabilities for reverse repurchase agreements(5)					$(2,443,073)

(l)	Securities with an aggregate market value of $3,454,729 have been pledged as collateral under the terms of under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $2,337,732 at a weighted average interest rate of 2.110%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(3)	Open maturity reverse repurchase agreement.
(4)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(5)	Unsettled reverse repurchase agreements liability of $(137,409) is outstanding at period end.

76	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
								Asset	Liability
Banco Espirito Santo S.A.	5.000%	12/20/2020	15.477%	EUR 2,500	$(519)	$(102)	$(621)	$0	$(7)
Frontier Communications Corp.	5.000	06/20/2020	6.022	$ 16,400	(465)	47	(418)	13	0
Frontier Communications Corp.	5.000	06/20/2022	9.253	2,800	(378)	(57)	(435)	2	0
Navient Corp.	5.000	09/20/2020	1.682	200	8	13	21	0	0
Navient Corp.	5.000	12/20/2021	2.594	400	1	39	40	1	0
Navient Corp.	5.000	06/20/2022	2.914	2,200	146	63	209	8	0
Sprint Communications, Inc.	5.000	12/20/2021	2.033	13,300	249	1,412	1,661	0	(7)

					$(958)	$1,415	$ 457	$24	$(14)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value(4)	Variation Margin
							Asset	Liability
CDX.HY-28 5-Year Index	5.000%	06/20/2022	$500	$34	$1	$35	$1	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
									Asset	Liability
Pay	3-Month CAD-Bank Bill	3.300%	06/19/2024	CAD	102,200	$4,747	$2,754	$7,501	$0	$(665)
Receive	3-Month CAD-Bank Bill	3.500	06/20/2044		46,900	(1,671)	(6,265)	(7,936)	1,110	0
Receive	3-Month USD-LIBOR	1.750	12/21/2023	$	509,000	9,591	(19,836)	(10,245)	0	(1,185)
Receive(5)	3-Month USD-LIBOR	2.500	12/20/2027		172,200	2,392	(300)	2,092	0	(300)
Pay	3-Month USD-LIBOR	1.750	12/21/2026		801,000	19,386	(55,247)	(35,861)	0	(2,324)
Receive	3-Month USD-LIBOR	1.750	06/21/2037		204,000	25,102	574	25,676	740	0
Receive	3-Month USD-LIBOR	1.750	06/21/2047		450,900	87,402	(10,244)	77,158	1,737	0
Pay	6-Month AUD-BBR-BBSW	3.631	03/06/2019	AUD	150,000	0	3,670	3,670	0	(77)
Pay	6-Month AUD-BBR-BBSW	3.635	03/06/2019		175,000	0	4,291	4,291	0	(90)
Pay	6-Month AUD-BBR-BBSW	3.500	06/17/2025		41,800	1,036	754	1,790	0	(320)
Receive(5)	6-Month EUR-EURIBOR	1.000	09/20/2027	EUR	32,700	(176)	(12)	(188)	0	(12)
Receive(5)	6-Month GBP-LIBOR	1.500	09/20/2027	GBP	96,400	(1,400)	(185)	(1,585)	0	(186)

						$146,409	$(80,046)	$66,363	$3,587	$(5,159)

Total Swap Agreements						$145,485	$(78,630)	$66,855	$3,612	$(5,173)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(6)	$0	$0	$3,612	$3,612	$0	$0	$(5,173)	$(5,173)

Cash of $107,709 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	77

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(6)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	141,536		$159,088	$0	$(2,567)
	07/2017	GBP	18,563		23,857	0	(321)
BPS	07/2017		198,205		255,130	0	(3,022)
	07/2017		$5,886	JPY	658,983	0	(28)
	08/2017	JPY	658,983		$5,893	28	0
CBK	07/2017	EUR	2,209		2,485	0	(38)
GLM	07/2017	CAD	2,267		1,681	0	(67)
	07/2017	EUR	2,957		3,326	0	(52)
	07/2017	GBP	96,403		124,508	0	(1,052)
	07/2017	JPY	658,983		5,952	93	0
	07/2017		$12,321	EUR	10,946	181	0
	07/2017		54,884	GBP	43,136	1,298	0
	08/2017	AUD	1,286		$988	0	0
HUS	07/2017	GBP	219		283	0	(2)
JPM	07/2017	EUR	5,335		5,989	0	(104)
	07/2017	GBP	3,190		4,090	0	(64)
	07/2017		$2,595	CAD	3,402	28	0
	07/2017		35,684	EUR	31,772	604	0
	07/2017		14,723	GBP	11,581	361	0
	08/2017	CAD	3,402		$2,597	0	(28)
	08/2017		$3,077	JPY	344,000	0	(14)
RBC	07/2017	CAD	1,135		$858	0	(17)
	07/2017		$359,123	GBP	276,568	1,092	0
	08/2017	GBP	276,568		$359,441	0	(1,095)
SCX	07/2017		7,028		9,051	0	(103)
SSB	07/2017	EUR	703		794	0	(9)
TOR	07/2017		$138,855	EUR	121,483	0	(103)
	08/2017	EUR	121,483		$139,058	107	0
UAG	07/2017		11,461		12,891	0	(199)
	07/2017	GBP	7,677		9,850	0	(149)

Total Forward Foreign Currency Contracts						$3,792	$(9,034)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
								Asset	Liability
GST	Petrobras Global Finance BV	1.000%	09/20/2020	2.229%	$1,120	$(163)	$121	$0	$(42)
	Springleaf Finance Corp.	5.000	06/20/2022	2.972	1,900	105	69	174	0

						$(58)	$190	$174	$(42)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
BRC	ABX.HE.AAA.6-2 Index	0.110%	05/25/2046	$10,371	$ (2,304)	$1,424	$0	$(880)
DUB	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	9,700	(605)	(521)	0	(1,126)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	13,200	(1,520)	(446)	0	(1,966)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	8,300	(1,040)	65	0	(975)

78	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
FBF	CMBX.NA.BBB-.10 Index	3.000%	11/17/2059	$400	$(45)	$2	$0	$(43)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	900	(108)	3	0	(105)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	1,600	(146)	4	0	(142)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	3,800	(594)	28	0	(566)
GST	CMBX.NA.A.6 Index	2.000	05/11/2063	13,000	(662)	251	0	(411)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	8,500	(1,150)	(405)	0	(1,555)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	18,900	(1,042)	(1,152)	0	(2,194)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	3,300	(169)	(123)	0	(292)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	19,300	(2,404)	137	0	(2,267)
JPS	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	400	(49)	2	0	(47)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	21,800	(2,324)	(18)	0	(2,342)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	8,300	(447)	(517)	0	(964)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	6,500	(286)	(290)	0	(576)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	3,300	(382)	(110)	0	(492)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	9,300	(1,149)	57	0	(1,092)

					$(16,426)	$(1,609)	$0	$(18,035)

Total Swap Agreements					$(16,484)	$(1,419)	$174	$(18,077)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(2,888)	$0	$0	$(2,888)	$(2,888)	$3,029	$141
BPS	28	0	0	28	(3,050)	0	0	(3,050)	(3,022)	2,271	(751)
BRC	0	0	0	0	0	0	(880)	(880)	(880)	981	101
CBK	0	0	0	0	(38)	0	0	(38)	(38)	0	(38)
DUB	0	0	0	0	0	0	(4,067)	(4,067)	(4,067)	4,107	40
FBF	0	0	0	0	0	0	(856)	(856)	(856)	990	134
GLM	1,572	0	0	1,572	(1,171)	0	0	(1,171)	401	(570)	(169)
GST	0	0	174	174	0	0	(6,761)	(6,761)	(6,587)	6,640	53
HUS	0	0	0	0	(2)	0	0	(2)	(2)	0	(2)
JPM	993	0	0	993	(210)	0	0	(210)	783	(790)	(7)
JPS	0	0	0	0	0	0	(47)	(47)	(47)	0	(47)
MYC	0	0	0	0	0	0	(5,466)	(5,466)	(5,466)	4,848	(618)
RBC	1,092	0	0	1,092	(1,112)	0	0	(1,112)	(20)	0	(20)
SCX	0	0	0	0	(103)	0	0	(103)	(103)	0	(103)
SSB	0	0	0	0	(9)	0	0	(9)	(9)	0	(9)
TOR	107	0	0	107	(103)	0	0	(103)	4	0	4
UAG	0	0	0	0	(348)	0	0	(348)	(348)	365	17

Total Over the Counter	$3,792	$0	$174	$3,966	$(9,034)	$0	$(18,077)	$(27,111)

(o)	Securities with an aggregate market value of $23,975 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	79

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$25	$0	$0	$3,587	$3,612

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$3,792	$0	$3,792
Swap Agreements	0	174	0	0	0	174

	$0	$174	$0	$3,792	$0	$3,966

	$0	$199	$0	$3,792	$3,587	$7,578

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$14	$0	$0	$5,159	$5,173

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$9,034	$0	$9,034
Swap Agreements	0	18,077	0	0	0	18,077

	$0	$18,077	$0	$9,034	$0	$27,111

	$0	$18,091	$0	$9,034	$5,159	$32,284

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain (Loss) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$912	$0	$0	$97,787	$98,699

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$15,412	$0	$15,412
Swap Agreements	0	3,950	0	0	(2,158)	1,792

	$0	$3,950	$0	$15,412	$(2,158)	$17,204

	$0	$4,862	$0	$15,412	$95,629	$115,903

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$1,118	$0	$0	$(93,183)	$(92,065)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(20,484)	$0	$(20,484)
Swap Agreements	0	(749)	0	0	2,323	1,574

	$0	$(749)	$0	$(20,484)	$2,323	$(18,910)

	$0	$369	$0	$(20,484)	$(90,860)	$(110,975)

80	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$73,057	$14,076	$87,133
Corporate Bonds & Notes
Banking & Finance	0	244,612	57,549	302,161
Industrials	0	466,997	58,063	525,060
Utilities	0	60,064	6,600	66,664
Municipal Bonds & Notes
Illinois	0	2,470	0	2,470
Iowa	0	1,185	0	1,185
New Jersey	0	0	6,407	6,407
Virginia	0	83	0	83
West Virginia	0	26,265	0	26,265
U.S. Government Agencies	0	98,331	0	98,331
Non-Agency Mortgage-Backed Securities	0	1,596,312	22,695	1,619,007
Asset-Backed Securities	0	2,351,950	121,893	2,473,843
Sovereign Issues	0	39,459	0	39,459
Common Stocks
Energy	0	2,595	0	2,595
Financials	0	0	3,367	3,367
Warrants
Industrials	0	0	1,187	1,187
Utilities	82	0	0	82

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Preferred Securities
Industrials	$0	$0	$45,800	$45,800
Short-Term Instruments
Repurchase Agreements	0	142,200	0	142,200
U.S. Treasury Bills	0	23,975	0	23,975

Total Investments	$82	$5,129,555	$337,637	$5,467,274

Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	0	3,612	0	3,612
Over the counter	0	3,966	0	3,966

	$0	$7,578	$0	$7,578

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(5,173)	0	(5,173)
Over the counter	0	(27,111)	0	(27,111)

	$0	$(32,284)	$0	$(32,284)

Total Financial Derivative Instruments	$0	$(24,706)	$0	$(24,706)

Totals	$82	$5,104,849	$337,637	$5,442,568

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$1,726	$13,445	$(218)	$41	$3	$(921)	$0	$0	$14,076	$(922)
Corporate Bonds & Notes
Banking & Finance	103,051	0	(47,847)	50	543	1,752	0	0	57,549	(315)
Industrials	44,189	34,575	(20,286)	174	425	(1,012)	0	(2)	58,063	275
Utilities	4,493	0	(4,359)	0	0	(134)	6,600	0	6,600	0
Municipal Bonds & Notes
New Jersey	6,944	0	(165)	(4)	0	(368)	0	0	6,407	(363)
Non-Agency Mortgage-Backed Securities	18,261	23,036	(1,307)	229	180	1,878	0	(19,582)	22,695	652
Asset-Backed Securities	29,864	97,030	0	1,823	0	(6,824)	0	0	121,893	(6,823)
Common Stocks
Financials	1,694	0	0	0	0	1,673	0	0	3,367	1,673
Warrants
Industrials	0	0	0	0	0	1,187	0	0	1,187	1,187
Preferred Securities
Industrials	0	46,953	0	0	0	(1,153)	0	0	45,800	(1,153)

Totals	$210,222	$215,039	$(74,182)	$2,313	$1,151	$(3,922)	$6,600	$(19,584)	$337,637	$(5,789)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	81

Consolidated Schedule of Investments PIMCO Dynamic Credit and Mortgage Income Fund (Cont.)

June 30, 2017

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$2,435	Other Valuation Techniques(2)	—	—
	11,641	Third Party Vendor	Broker Quote	97.500-100.563
Corporate Bonds & Notes
Banking & Finance	11,094	Proxy Pricing	Base Price	102.000
	25,099	Reference Instrument	OAS Spread	549.080 bps
	21,356	Reference Instrument	Spread movement	281.000 bps
Industrials	58,063	Proxy Pricing	Base Price	99.500-100.000
Utilities	6,600	Other Valuation Techniques(2)	—	—
Municipal Bonds & Notes
New Jersey	6,407	Proxy Pricing	Base Price	98.862
Non-Agency Mortgage-Backed Securities	5,604	Proxy Pricing	Base Price	85.125
	17,091	Third Party Vendor	Broker Quote	83.250
Asset-Backed Securities	121,893	Proxy Pricing	Base Price	46.000-100,000.000
Common Stocks
Financials	3,367	Other Valuation Techniques(2)	—	—
Warrants
Industrials	1,187	Other Valuation Techniques(2)	—	—
Preferred Securities
Industrials	45,800	Fundamental Valuation	Company Assets	$551,000.000

Total	$337,637

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

82	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Consolidated Schedule of Investments PIMCO Dynamic Income Fund

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
INVESTMENTS IN SECURITIES 183.6%

LOAN PARTICIPATIONS AND ASSIGNMENTS 2.4%
Air Methods Corp.
4.796% due 04/21/2024		$98	$97
Almonde, Inc.
8.459% due 06/13/2025		2,800	2,858
Ancestry.com Operations, Inc.
9.460% due 10/19/2024		2,790	2,819
Ascend Learning LLC
TBD% due 07/05/2022		100	100
BMC Software Finance, Inc.
5.226% due 09/10/2022		2,170	2,178
CD&R Plumb Buyer LLC
TBD% due 06/25/2018		350	348
CenturyLink, Inc.
1.375% due 01/31/2025		1,000	990
CityCenter Holdings LLC
3.716% due 04/18/2024		200	201
Drillships Ocean Ventures, Inc.
TBD% due 07/25/2021		6,160	5,144
Energy Future Intermediate Holding Co. LLC
TBD% due 06/23/2018		3,970	3,986
Gartner, Inc.
3.226% due 04/05/2024		53	53
Klockner-Pentaplast of America, Inc.
TBD% due 06/13/2024	EUR	100	114
Moran Foods LLC
7.226% due 12/05/2023		$4,975	4,851
Nielsen Finance LLC
3.096% due 10/04/2023		200	200
OGX
TBD% due 04/10/2049 ^		646	172
Sequa Mezzanine Holdings LLC
10.172% due 04/28/2022		8,100	8,272
UPC Financing Partnership
3.909% due 04/15/2025		400	401
VFH Parent LLC
TBD% due 10/15/2021		100	101

Total Loan Participations and Assignments (Cost $33,670)			32,885

CORPORATE BONDS & NOTES 27.5%

BANKING & FINANCE 9.3%
AGFC Capital Trust
2.908% due 01/15/2067 (l)		12,900	7,676
Aviation Loan Trust
3.356% due 12/15/2022		720	674
Barclays Bank PLC
7.625% due 11/21/2022 (l)		10,100	11,571
Barclays PLC
6.500% due 09/15/2019 (h)(l)	EUR	2,300	2,721
7.250% due 03/15/2023 (h)	GBP	1,300	1,792
7.875% due 09/15/2022 (h)		600	845
8.000% due 12/15/2020 (h)(l)	EUR	2,400	3,015
Brighthouse Financial, Inc.
3.700% due 06/22/2027		$216	213
4.700% due 06/22/2047		226	223
Cantor Fitzgerald LP
7.875% due 10/15/2019 (l)		6,540	7,205
CyrusOne LP
5.000% due 03/15/2024		76	78
5.375% due 03/15/2027		39	41
Exela Intermediate LLC
10.000% due 07/15/2023 (c)		267	264
Exeter Finance Corp.
9.750% due 05/20/2019		9,700	9,459
Howard Hughes Corp.
5.375% due 03/15/2025		166	170

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
HSBC Holdings PLC
6.000% due 05/22/2027 (h)		$300	$311
Intrum Justitia AB
2.750% due 07/15/2022	EUR	200	230
3.125% due 07/15/2024		100	114
Jefferies Finance LLC
6.875% due 04/15/2022 (l)		$700	702
7.500% due 04/15/2021 (l)		2,500	2,606
Jefferies LoanCore LLC
6.875% due 06/01/2020 (l)		3,800	3,838
Lloyds Banking Group PLC
7.625% due 06/27/2023 (h)	GBP	1,500	2,167
7.875% due 06/27/2029 (h)(l)		14,473	22,117
Navient Corp.
6.500% due 06/15/2022 (l)		$1,594	1,694
Oppenheimer Holdings, Inc.
6.750% due 07/01/2022		104	105
Pinnacol Assurance
8.625% due 06/25/2034 (j)		10,200	11,035
Preferred Term Securities Ltd.
1.626% due 09/23/2035		762	663
Provident Funding Associates LP
6.375% due 06/15/2025		69	71
Rio Oil Finance Trust
9.250% due 07/06/2024		3,088	3,150
Royal Bank of Scotland Group PLC
7.500% due 08/10/2020 (h)(l)		7,189	7,437
8.000% due 08/10/2025 (h)(l)		4,575	4,978
8.625% due 08/15/2021 (h)(l)		2,720	2,972
Santander UK Group Holdings PLC
6.750% due 06/24/2024 (h)	GBP	2,300	3,128
7.375% due 06/24/2022 (h)(l)		1,700	2,331
Springleaf Finance Corp.
6.125% due 05/15/2022 (l)		$1,489	1,575
8.250% due 12/15/2020 (l)		580	652
Stichting AK Rabobank Certificaten
6.500% due 12/29/2049 (h)	EUR	440	595
Tesco Property Finance PLC
6.052% due 10/13/2039 (l)	GBP	3,338	4,947
Toll Road Investors Partnership LP
0.000% due 02/15/2045 (g)		$18,581	4,503

			127,868

INDUSTRIALS 14.8%
Altice Luxembourg S.A.
7.250% due 05/15/2022	EUR	4,600	5,577
Banijay Group S.A.S.
4.000% due 07/01/2022 (c)		100	115
Belden, Inc.
3.375% due 07/15/2027 (c)		100	114
BMC Software Finance, Inc.
8.125% due 07/15/2021 (l)		$2,866	2,982
Boxer Parent Co., Inc. (9.000% Cash or 9.750% PIK)
9.000% due 10/15/2019 (d)(l)		10,200	10,238
Buffalo Thunder Development Authority
0.000% due 11/15/2029 (j)		2,483	1
11.000% due 12/09/2022		5,598	2,197
Caesars Entertainment Operating Co., Inc.
9.000% due 02/15/2020 ^(i)		18,491	23,853
10.000% due 12/15/2018 ^		23,535	21,770
CDK Global, Inc.
4.875% due 06/01/2027		43	44
Charter Communications Operating LLC
5.375% due 05/01/2047 (l)		140	149
Chemours Co.
5.375% due 05/15/2027		94	97
Chesapeake Energy Corp.
4.408% due 04/15/2019		57	56
CommScope Technologies LLC
5.000% due 03/15/2027		5	5
Community Health Systems, Inc.
6.250% due 03/31/2023		339	351

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
CSN Resources S.A.
6.500% due 07/21/2020 (l)		$770	$576
Diamond Resorts International, Inc.
10.750% due 09/01/2024 (l)		5,500	5,858
EW Scripps Co.
5.125% due 05/15/2025		50	52
First Quality Finance Co., Inc.
5.000% due 07/01/2025		86	88
Fresh Market, Inc.
9.750% due 05/01/2023 (l)		8,060	6,780
Frontier Finance PLC
8.000% due 03/23/2022	GBP	10,000	12,732
HCA, Inc.
5.500% due 06/15/2047 (l)		$225	233
Hellenic Railways Organization S.A.
5.014% due 12/27/2017	EUR	300	339
Hexion, Inc.
13.750% due 02/01/2022		$90	80
iHeartCommunications, Inc.
9.000% due 03/01/2021		7,930	5,977
9.000% due 09/15/2022		4,000	2,975
10.625% due 03/15/2023		8,500	6,481
11.250% due 03/01/2021		3,550	2,694
Intelsat Jackson Holdings S.A.
7.250% due 04/01/2019 (l)		16,900	16,925
7.250% due 10/15/2020		7,817	7,426
9.750% due 07/15/2025 (c)		446	447
Intelsat Luxembourg S.A.
7.750% due 06/01/2021		6,000	3,330
8.125% due 06/01/2023		8,785	4,700
Intrepid Aviation Group Holdings LLC
6.875% due 02/15/2019 (l)		9,710	9,467
8.250% due 07/15/2017		7,220	7,211
j2 Cloud Services LLC
6.000% due 07/15/2025		85	88
KFC Holding Co.
4.750% due 06/01/2027		140	143
Mallinckrodt International Finance S.A.
4.750% due 04/15/2023 (l)		1,400	1,201
Melco Resorts Finance Ltd.
4.875% due 06/06/2025		200	201
Molina Healthcare, Inc.
4.875% due 06/15/2025		45	45
NOVA Chemicals Corp.
4.875% due 06/01/2024		4	4
5.250% due 06/01/2027		87	87
OGX Austria GmbH
8.500% due 06/01/2018 ^		16,700	0
Ortho-Clinical Diagnostics, Inc.
6.625% due 05/15/2022		172	165
Petroleos de Venezuela S.A.
5.500% due 04/12/2037		2,000	720
PetSmart, Inc.
5.875% due 06/01/2025		343	332
Safeway, Inc.
7.250% due 02/01/2031 (l)		510	482
Sirius XM Radio, Inc.
3.875% due 08/01/2022 (c)		217	220
5.000% due 08/01/2027 (c)		86	87
Spirit Issuer PLC
5.472% due 12/28/2028 (l)	GBP	12,120	16,710
Surgery Center Holdings, Inc.
6.750% due 07/01/2025		$51	52
Tenet Healthcare Corp.
4.625% due 07/15/2024		525	527
THC Escrow Corp.
4.625% due 07/15/2024		106	107
UCP, Inc.
8.500% due 10/21/2017		10,600	10,539
Unique Pub Finance Co. PLC
5.659% due 06/30/2027	GBP	1,988	2,926
6.542% due 03/30/2021		3,805	5,451

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	83

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
UPCB Finance Ltd.
3.625% due 06/15/2029	EUR	430	$486
Valeant Pharmaceuticals International, Inc.
6.500% due 03/15/2022		$188	198
7.000% due 03/15/2024		360	379
Venator Finance SARL
5.750% due 07/15/2025		44	45
VeriSign, Inc.
4.750% due 07/15/2027		43	44
Wynn Las Vegas LLC
5.250% due 05/15/2027		308	316

			203,475

UTILITIES 3.4%
FirstEnergy Corp.
3.900% due 07/15/2027		196	196
4.850% due 07/15/2047		145	148
Frontier Communications Corp.
8.500% due 04/15/2020		355	374
Gazprom Neft OAO Via GPN Capital S.A.
4.375% due 09/19/2022 (l)		2,000	2,037
6.000% due 11/27/2023 (l)		28,000	30,611
Petrobras Global Finance BV
6.125% due 01/17/2022 (l)		860	890
6.250% due 12/14/2026	GBP	1,500	1,992
6.625% due 01/16/2034		700	889
6.750% due 01/27/2041 (l)		$6,246	5,871
6.850% due 06/05/2115 (l)		1,145	1,016
6.875% due 01/20/2040		113	107
7.250% due 03/17/2044 (l)		543	536
7.375% due 01/17/2027 (l)		1,486	1,576

			46,243

Total Corporate Bonds & Notes (Cost $366,110)			377,586

MUNICIPAL BONDS & NOTES 0.5%

ILLINOIS 0.1%
Chicago, Illinois General Obligation Bonds, Series 2015
7.375% due 01/01/2033		430	443
7.750% due 01/01/2042		760	775
Illinois State General Obligation Bonds, (BABs), Series 2010
6.725% due 04/01/2035		70	71
7.350% due 07/01/2035		50	54
Illinois State General Obligation Bonds, Series 2003
5.100% due 06/01/2033		580	543

			1,886

WEST VIRGINIA 0.4%
Tobacco Settlement Finance Authority, West Virginia Revenue Bonds, Series 2007
0.000% due 06/01/2047 (g)		95,900	5,154

Total Municipal Bonds & Notes (Cost $6,260)			7,040

U.S. GOVERNMENT AGENCIES 4.0%
Fannie Mae
4.216% due 10/25/2029		1,140	1,172
4.704% due 07/25/2041 (a)(l)		6,167	885
4.766% due 07/25/2029		1,830	1,935
4.854% due 10/25/2040 (a)(l)		9,581	1,213
5.134% due 12/25/2037 (a)		360	38
5.224% due 03/25/2037 - 04/25/2037 (a)(l)		20,969	3,561
5.284% due 02/25/2037 (a)		223	33
5.304% due 09/25/2037 (a)(l)		1,083	190
5.434% due 11/25/2036 (a)		167	24
5.504% due 06/25/2037 (a)		738	88
5.534% due 10/25/2035 (a)(l)		2,605	421
5.764% due 03/25/2038 (a)(l)		2,368	472
5.784% due 02/25/2038 (a)(l)		1,527	253
5.884% due 06/25/2023 (a)(l)		2,020	195

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.066% due 10/25/2029		$710	$761
6.966% due 07/25/2029		2,460	2,802
9.639% due 01/25/2041 (l)		5,985	7,531
Freddie Mac
0.000% due 04/25/2045 - 08/25/2046 (b)(g)(l)		23,817	18,378
0.100% due 04/25/2046 - 08/25/2046 (a)		111,553	441
0.200% due 04/25/2045 (a)		12,268	34
5.251% due 05/15/2037 (a)		224	27
5.311% due 07/15/2036 (a)(l)		3,106	454
5.421% due 09/15/2036 (a)(l)		1,090	189
5.541% due 04/15/2036 (a)(l)		1,811	222
6.366% due 10/25/2029		4,500	4,917
6.621% due 09/15/2036 (a)(l)		1,863	452
10.216% due 03/25/2029		2,100	2,377
11.398% due 09/15/2041		602	783
11.716% due 10/25/2028		500	629
11.966% due 03/25/2025		3,242	4,247
13.978% due 09/15/2034		176	196

Total U.S. Government Agencies (Cost $54,577)			54,920

NON-AGENCY MORTGAGE-BACKED SECURITIES 88.1%
Alba PLC
0.549% due 12/15/2038	GBP	9,398	10,900
American Home Mortgage Assets Trust
1.506% due 08/25/2037 ^(l)		$11,257	9,578
1.756% due 11/25/2035 (l)		2,635	2,401
American Home Mortgage Investment Trust
1.816% due 09/25/2045 (l)		6,941	6,519
2.116% due 02/25/2044 (l)		9,739	7,901
Banc of America Alternative Loan Trust
1.616% due 05/25/2035 ^(l)		911	748
6.000% due 06/25/2037 (l)		354	309
6.000% due 06/25/2046		142	125
Banc of America Commercial Mortgage Trust
5.695% due 07/10/2046 (l)		873	871
5.734% due 07/10/2046 (l)		2,640	2,645
Banc of America Funding Trust
0.000% due 06/26/2035		10,469	9,604
0.000% due 07/26/2036		13,581	6,914
1.235% due 08/25/2047 ^		7,605	6,155
1.422% due 04/20/2047 ^(l)		18,809	16,411
1.662% due 02/20/2035 (l)		4,612	3,704
3.354% due 01/20/2047 ^		258	227
3.499% due 03/20/2036 ^(l)		2,072	1,801
3.545% due 01/25/2035 (l)		460	395
Banc of America Mortgage Trust
3.247% due 10/20/2046 ^		346	219
3.398% due 01/25/2036		934	875
Banc of America Re-REMIC Trust
5.952% due 02/17/2051 (l)		35,725	35,849
Bancaja Fondo de Titulizacion de Activos
0.000% due 10/25/2037	EUR	2,327	2,620
Barclays Commercial Mortgage Securities Trust
3.550% due 08/15/2027 (l)		$9,900	9,644
Bayview Commercial Asset Trust
1.646% due 08/25/2034		165	158
BCAP LLC Trust
3.024% due 11/26/2035 (l)		9,270	8,932
3.090% due 10/26/2035		6,052	5,758
3.162% due 07/26/2035		2,527	2,337
3.173% due 07/26/2045		7,018	6,254
3.237% due 03/26/2035		8,051	7,767
3.310% due 02/26/2036		7,601	5,592
3.396% due 06/26/2036		6,390	5,712
3.400% due 04/26/2037 (l)		18,244	15,944
5.500% due 12/26/2035 (l)		8,801	6,902
6.000% due 08/26/2037		4,994	4,333
Bear Stearns Adjustable Rate Mortgage Trust
3.882% due 06/25/2047 ^(l)		4,467	4,287
Bear Stearns ALT-A Trust
1.416% due 02/25/2034 (l)		7,436	6,349
3.185% due 11/25/2035 ^(l)		21,524	17,409
3.343% due 09/25/2035 ^(l)		12,117	9,145

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Bear Stearns Commercial Mortgage Securities Trust
5.273% due 12/11/2038 (l)		$1,133	$1,136
BRAD Resecuritization Trust
2.182% due 03/12/2021		25,013	1,491
6.550% due 03/12/2021		4,675	4,700
Chase Mortgage Finance Trust
3.165% due 01/25/2036 (l)		12,610	11,820
3.252% due 03/25/2037 ^(l)		3,384	2,990
Citigroup Commercial Mortgage Trust
3.794% due 12/10/2049 (l)		1,200	1,079
Citigroup Mortgage Loan Trust, Inc.
2.990% due 03/25/2036 ^		671	643
3.198% due 02/25/2036		8,292	5,444
3.667% due 09/25/2037 ^(l)		8,956	8,191
3.728% due 10/25/2035 ^(l)		5,272	4,614
Citigroup/Deutsche Bank Commercial Mortgage Trust
5.398% due 12/11/2049 (l)		574	323
5.688% due 10/15/2048 (l)		8,000	4,300
Commercial Mortgage Loan Trust
5.311% due 12/10/2049 (l)		7,470	4,692
Commercial Mortgage Pass-Through Certificates
4.750% due 10/15/2045 (l)		1,668	1,235
Commercial Mortgage Trust
5.377% due 12/10/2046 (l)		1,718	1,734
5.505% due 03/10/2039 (l)		510	472
Countrywide Alternative Loan Trust
0.777% due 12/25/2035 (a)		16,743	603
1.406% due 09/25/2046 ^(l)		15,453	12,303
1.466% due 06/25/2037 (l)		19,318	13,295
1.569% due 12/25/2035 (a)		10,633	651
1.946% due 11/25/2035 (l)		18,904	18,447
3.483% due 06/25/2047		248	199
5.500% due 02/25/2020		116	116
5.500% due 07/25/2035 ^(l)		2,120	1,872
5.500% due 11/25/2035 ^		808	682
5.500% due 01/25/2036 ^		163	160
5.500% due 04/25/2037 (l)		3,101	2,614
5.750% due 01/25/2036		279	232
5.750% due 01/25/2037 ^(l)		9,798	8,549
5.750% due 04/25/2037 ^(l)		2,977	2,791
5.934% due 07/25/2036 (a)		12,998	3,923
6.000% due 06/25/2036 ^		473	403
6.000% due 11/25/2036 ^		487	432
6.000% due 12/25/2036		244	172
6.000% due 01/25/2037 ^(l)		2,205	2,001
6.000% due 02/25/2037 ^		1,287	911
6.000% due 03/25/2037 ^(l)		15,619	10,691
6.000% due 04/25/2037 ^(l)		7,314	5,098
6.000% due 07/25/2037 ^(l)		1,777	1,728
31.703% due 05/25/2037 ^		1,318	2,330
Countrywide Home Loan Mortgage Pass-Through Trust
1.556% due 03/25/2036		2,306	1,500
1.816% due 03/25/2035		228	202
3.027% due 11/20/2035 (l)		11,817	10,919
3.086% due 03/25/2046 ^(l)		13,755	8,241
3.596% due 06/25/2047 ^(l)		7,661	6,825
5.000% due 11/25/2035 ^		61	48
5.500% due 12/25/2034		157	149
5.500% due 11/25/2035 ^		73	66
6.000% due 07/25/2037 ^		301	261
6.000% due 08/25/2037 ^		4	3
6.000% due 08/25/2037 (l)		7,290	6,202
Credit Suisse Commercial Mortgage Trust
6.500% due 07/26/2036 ^(l)		13,191	7,944
Credit Suisse Mortgage Capital Certificates
3.074% due 02/27/2047 (l)		57,042	34,798
3.272% due 07/26/2049 (l)		9,334	7,468
3.383% due 04/26/2035 (l)		22,738	21,889
4.001% due 07/26/2037 (l)		12,524	11,441
7.000% due 08/26/2036		16,524	7,937
7.000% due 08/27/2036		4,213	2,658
Credit Suisse Mortgage Capital Mortgage-Backed Trust
5.896% due 04/25/2036 (l)		9,297	6,537
Debussy PLC
5.930% due 07/12/2025	GBP	21,250	27,760
8.250% due 07/12/2025		5,000	6,116

84	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Deutsche ALT-A Securities, Inc.
6.000% due 10/25/2021 ^(l)		$777	$699
Diversity Funding Ltd.
1.725% due 02/10/2046	GBP	716	928
2.225% due 02/10/2046		1,170	1,142
3.475% due 02/10/2046		702	44
3.975% due 02/10/2046 ^		234	0
Epic Drummond Ltd.
0.000% due 01/25/2022	EUR	329	375
Eurosail PLC
0.000% due 06/13/2045	GBP	2	3,217
1.290% due 06/13/2045		7,707	9,184
1.540% due 06/13/2045		8,002	9,080
2.040% due 06/13/2045		4,935	5,306
3.790% due 06/13/2045		1,765	2,008
First Horizon Alternative Mortgage Securities Trust
3.104% due 08/25/2035 ^		$3,135	643
5.884% due 11/25/2036 (a)		1,560	463
First Horizon Mortgage Pass-Through Trust
5.500% due 08/25/2037 ^		587	483
Fondo de Titulizacion de Activos UCI
0.000% due 06/16/2049	EUR	1,612	1,602
GC Pastor Hipotecario FTA
0.000% due 06/21/2046		6,720	6,342
GreenPoint Mortgage Funding Trust
1.416% due 12/25/2046 ^		$4,617	3,566
Grifonas Finance PLC
0.042% due 08/28/2039	EUR	12,447	12,209
GSR Mortgage Loan Trust
3.454% due 11/25/2035		$263	230
6.500% due 08/25/2036 ^		1,009	809
HarborView Mortgage Loan Trust
1.449% due 03/19/2036 (l)		20,574	16,067
1.459% due 01/19/2036 (l)		9,646	7,677
1.862% due 06/20/2035 (l)		11,597	10,507
2.112% due 06/20/2035 (l)		2,639	2,156
Hipocat FTA
0.000% due 10/24/2039	EUR	6,795	6,790
0.000% due 01/15/2050		8,927	8,651
IM Pastor Fondo de Titluzacion Hipotecaria
0.000% due 03/22/2043		2,361	2,236
Impac CMB Trust
1.936% due 10/25/2034		$314	302
Impac Secured Assets Trust
1.326% due 05/25/2037 ^		18	14
IndyMac Mortgage Loan Trust
1.416% due 11/25/2046 (l)		8,526	7,654
1.466% due 02/25/2037		4,700	3,318
1.516% due 07/25/2036 (l)		728	606
3.378% due 06/25/2037 ^(l)		6,118	5,321
3.427% due 02/25/2035		399	356
3.430% due 03/25/2037		72	69
JPMorgan Alternative Loan Trust
1.416% due 06/25/2037 (l)		39,362	23,884
3.038% due 11/25/2036 ^(l)		2,980	3,043
5.960% due 12/25/2036 ^(l)		9,148	8,715
JPMorgan Chase Commercial Mortgage Securities Trust
1.826% due 06/15/2045 (a)(l)		50,270	2,649
5.667% due 01/12/2043 (l)		2,886	2,907
5.824% due 12/15/2044 (l)		6,379	6,364
6.433% due 02/12/2051 (l)		3,000	3,023
JPMorgan Mortgage Trust
3.213% due 10/25/2036		1,386	1,188
3.465% due 06/25/2037 ^(l)		6,140	6,007
Lavender Trust
5.500% due 09/26/2035		6,351	5,982
6.000% due 11/26/2036 (l)		14,665	12,940
LB-UBS Commercial Mortgage Trust
0.458% due 02/15/2040 (a)		21,855	2
5.938% due 02/15/2040 (l)		1,700	1,683
6.062% due 06/15/2038 (l)		3,947	3,947
Lehman Mortgage Trust
5.500% due 11/25/2035 ^		82	77
6.000% due 08/25/2036 ^(l)		1,265	1,232
6.000% due 09/25/2036 ^		840	715

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
6.500% due 09/25/2037 ^(l)		$4,982	$3,678
7.250% due 09/25/2037 ^(l)		31,550	15,819
Lehman XS Trust
1.496% due 07/25/2037 (l)		23,935	10,294
1.716% due 07/25/2047		3,521	2,273
MASTR Adjustable Rate Mortgages Trust
1.416% due 05/25/2047 (l)		23,079	18,586
1.556% due 05/25/2047 ^		4,666	2,385
MASTR Alternative Loan Trust
1.566% due 03/25/2036		22,361	4,994
1.616% due 03/25/2036		29,557	6,694
Merrill Lynch Mortgage Investors Trust
3.666% due 05/25/2036 (l)		9,555	7,940
Morgan Stanley Capital Trust
5.920% due 04/15/2049 (l)		1,751	1,775
6.128% due 06/11/2049 (l)		5,100	5,113
Morgan Stanley Re-REMIC Trust
3.083% due 09/26/2035 (l)		4,998	5,067
3.116% due 01/26/2035 (l)		11,082	10,772
3.116% due 02/26/2037		6,285	6,358
3.408% due 07/26/2035 (l)		26,634	25,947
6.000% due 04/26/2036		7,969	7,719
Mortgage Equity Conversion Asset Trust
4.000% due 07/25/2060		2,913	2,467
Newgate Funding PLC
0.489% due 12/15/2050	GBP	1,861	2,169
0.919% due 12/15/2050	EUR	2,112	2,233
1.169% due 12/15/2050		4,031	4,038
1.539% due 12/15/2050	GBP	3,187	3,855
Nomura Resecuritization Trust
8.931% due 09/26/2035		$4,202	3,212
NovaStar Mortgage Funding Trust
1.214% due 09/25/2046 (l)		661	562
RBSSP Resecuritization Trust
2.993% due 07/26/2045 (l)		20,150	19,380
3.215% due 05/26/2037 (l)		9,224	7,415
6.000% due 03/26/2036 ^(l)		9,020	7,708
Residential Accredit Loans, Inc. Trust
1.396% due 07/25/2036 (l)		12,449	8,194
1.406% due 05/25/2037 (l)		20,629	17,838
1.732% due 01/25/2046 ^(l)		7,731	6,507
5.003% due 01/25/2036 (l)		980	868
6.000% due 08/25/2035 ^		960	895
6.000% due 06/25/2036		436	396
6.000% due 09/25/2036 ^(l)		6,006	4,378
7.000% due 10/25/2037 (l)		12,256	10,597
Residential Asset Securitization Trust
5.500% due 07/25/2035		983	910
6.250% due 08/25/2037 ^		4,603	2,587
Residential Funding Mortgage Securities, Inc. Trust
4.871% due 08/25/2036 ^(l)		2,879	2,543
5.850% due 11/25/2035 ^		192	179
6.000% due 04/25/2037 ^(l)		1,926	1,720
Rite Aid Pass-Through Certificates
6.788% due 01/02/2021		10,159	10,530
RiverView HECM Trust
1.720% due 05/25/2047 (l)		8,643	7,195
Sequoia Mortgage Trust
1.582% due 07/20/2036		3,156	1,978
2.412% due 10/20/2027		1,095	1,027
Southern Pacific Securities PLC
3.789% due 12/10/2042	GBP	2,722	3,763
Structured Adjustable Rate Mortgage Loan Trust
3.419% due 02/25/2037 ^(l)		$14,077	10,941
3.511% due 04/25/2047 (l)		3,153	2,488
3.551% due 08/25/2036 (l)		3,834	1,965
Structured Asset Mortgage Investments Trust
1.386% due 03/25/2037 ^		1,862	693
1.406% due 07/25/2046 ^(l)		21,913	18,387
2.989% due 02/25/2036 (l)		6,118	5,118
SunTrust Alternative Loan Trust
5.934% due 04/25/2036 ^(a)		5,533	1,882
TBW Mortgage-Backed Trust
6.500% due 07/25/2036 (l)		22,353	13,578

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Theatre Hospitals PLC
3.336% due 10/15/2031	GBP	5,870	$7,503
3.336% due 10/15/2031 (l)		11,892	15,200
4.086% due 10/15/2031		830	1,054
Wachovia Bank Commercial Mortgage Trust
5.691% due 10/15/2048 (l)		$7,080	7,129
WaMu Mortgage Pass-Through Certificates Trust
1.482% due 06/25/2047 ^		7,742	2,628
1.502% due 07/25/2047 (l)		25,714	22,841
1.612% due 10/25/2046 ^(l)		584	526
1.636% due 06/25/2044		300	283
1.776% due 07/25/2047 ^(l)		882	702
3.064% due 03/25/2037 ^(l)		4,789	4,472
3.141% due 02/25/2037 ^		334	318
Washington Mutual Mortgage Pass-Through Certificates Trust
1.456% due 01/25/2047 ^(l)		14,134	11,894
1.816% due 07/25/2036 ^(l)		8,153	5,435
6.000% due 04/25/2037 ^(l)		4,524	4,289
Wells Fargo Alternative Loan Trust
3.509% due 07/25/2037 ^(l)		5,035	4,536
5.750% due 07/25/2037 ^		560	518
Wells Fargo Mortgage Loan Trust
3.360% due 04/27/2036 (l)		24,049	22,208
Wells Fargo Mortgage-Backed Securities Trust
6.000% due 07/25/2036 ^		237	239
6.000% due 09/25/2036 ^		452	435
6.000% due 04/25/2037 ^		164	167
6.000% due 06/25/2037 ^		358	361

Total Non-Agency Mortgage-Backed Securities (Cost $1,026,300)			1,210,085

ASSET-BACKED SECURITIES 48.9%
ACE Securities Corp. Home Equity Loan Trust
2.176% due 08/25/2035		6,375	3,368
Aegis Asset-Backed Securities Trust Mortgage Pass-Through Certificates
3.316% due 09/25/2034		740	579
Airspeed Ltd.
1.429% due 06/15/2032		7,178	6,110
American Money Management Corp. CLO Ltd.
8.201% due 12/09/2026 (l)		4,200	4,229
Anchorage Capital CLO Ltd.
6.158% due 10/15/2026 (l)		3,000	2,942
Asset-Backed Funding Certificates Trust
2.266% due 03/25/2034		1,388	1,294
Bear Stearns Asset-Backed Securities Trust
1.766% due 06/25/2036 (l)		8,846	8,496
2.388% due 10/25/2036		5,279	3,819
Benefit Street Partners CLO Ltd.
6.656% due 01/20/2028 (l)		2,500	2,463
BSPRT Issuer Ltd.
5.326% due 06/15/2027		6,000	6,010
C-BASS CBO Corp.
1.350% due 09/06/2041		27,776	3,194
Carlyle Global Market Strategies CLO Ltd.
6.470% due 04/27/2027		1,500	1,503
Citigroup Mortgage Loan Trust, Inc.
1.376% due 12/25/2036 (l)		19,261	12,926
1.436% due 12/25/2036 (l)		10,754	5,763
1.476% due 03/25/2037 (l)		26,636	21,075
1.916% due 11/25/2046		2,100	1,259
5.076% due 03/25/2036 ^		2,515	1,886
5.852% due 05/25/2036 ^		555	357
Conseco Finance Securitizations Corp.
9.163% due 03/01/2033 (l)		9,253	8,596
Conseco Financial Corp.
7.060% due 02/01/2031 (l)		5,346	5,426
7.500% due 03/01/2030 (l)		8,912	6,905
Cork Street CLO Designated Activity Co.
0.000% due 11/27/2028	EUR	2,667	2,661
3.600% due 11/27/2028		1,197	1,371
4.500% due 11/27/2028		1,047	1,199
6.200% due 11/27/2028		1,296	1,489

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	85

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
Coronado CDO Ltd.
2.718% due 09/04/2038		$11,700	$8,219
6.000% due 09/04/2038		1,800	1,449
Countrywide Asset-Backed Certificates
1.346% due 12/25/2036 ^(l)		15,632	15,716
1.386% due 06/25/2047 (l)		5,041	4,983
1.416% due 04/25/2036 (l)		238	238
1.416% due 06/25/2037 ^(l)		10,523	7,890
1.416% due 06/25/2047 (l)		26,650	23,157
1.476% due 01/25/2046 ^		34,625	18,873
1.636% due 06/25/2036 ^(l)		8,000	6,657
2.016% due 03/25/2033		20	19
2.566% due 11/25/2035		4,937	1,524
2.596% due 12/25/2032 ^		109	109
4.542% due 02/25/2036		147	151
4.816% due 07/25/2036 (l)		963	982
5.505% due 04/25/2036 (l)		409	406
5.588% due 08/25/2036 (l)		416	414
Countrywide Asset-Backed Certificates Trust
1.456% due 03/25/2047 (l)		7,655	5,167
1.946% due 04/25/2036 (l)		21,300	18,745
4.606% due 10/25/2046 ^		3,548	3,191
Countrywide Home Equity Loan Trust
5.657% due 03/25/2034		429	2,027
Credit-Based Asset Servicing and Securitization LLC
6.250% due 10/25/2036 (l)		10,800	11,049
CSAB Mortgage-Backed Trust
5.500% due 05/25/2037 ^(l)		4,684	4,346
Dekania Europe CDO PLC
0.189% due 09/27/2037	EUR	2,682	2,757
ECAF Ltd.
4.947% due 06/15/2040		$2,510	2,476
EMC Mortgage Loan Trust
1.494% due 04/25/2042 (l)		6,471	6,371
1.666% due 12/25/2042		93	91
3.466% due 04/25/2042		2,813	2,401
First Franklin Mortgage Loan Trust
1.686% due 11/25/2036 (l)		5,000	4,401
1.716% due 12/25/2035 (l)		23,487	17,791
Glacier Funding CDO Ltd.
1.442% due 08/04/2035		11,351	3,053
GMAC Mortgage Corp. Home Equity Loan Trust
6.249% due 12/25/2037 (l)		4,611	4,587
GSAMP Trust
3.091% due 06/25/2034 (l)		1,678	1,496
Hout Bay Corp.
1.326% due 07/05/2041		37,572	12,023
IndyMac Home Equity Mortgage Loan Asset-Backed Trust
6.307% due 12/25/2031 ^		914	390
JPMorgan Mortgage Acquisition Corp.
1.836% due 12/25/2035 (l)		16,459	15,173
KGS Alpha SBA Trust
0.967% due 04/25/2038 (a)		3,312	89
Lehman XS Trust
6.170% due 06/24/2046 (l)		4,434	4,226
Long Beach Mortgage Loan Trust
1.406% due 02/25/2036 (l)		12,908	8,825
1.476% due 08/25/2045 (l)		37,346	32,654
1.921% due 11/25/2035 (l)		13,180	9,073
2.266% due 02/25/2034		168	166
2.266% due 06/25/2035 (l)		32,300	28,328
Magnetite Ltd.
6.108% due 04/15/2026		2,100	2,085

	PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
MASTR Asset-Backed Securities Trust
1.366% due 03/25/2036 (l)	$7,847	$5,493
1.596% due 01/25/2036 (l)	400	346
Mid-State Capital Corp. Trust
6.742% due 10/15/2040	6,282	6,744
Morgan Stanley ABS Capital, Inc. Trust
1.316% due 11/25/2036 (l)	1,953	1,264
1.546% due 02/25/2037	6,637	4,062
2.251% due 01/25/2035	2,195	997
Morgan Stanley Home Equity Loan Trust
1.446% due 04/25/2037 (l)	33,658	21,374
National Collegiate Commutation Trust
0.000% due 03/25/2038	37,800	17,388
Oakwood Mortgage Investors, Inc.
7.840% due 11/15/2029	3,926	3,908
8.490% due 10/15/2030 ^	1,384	472
Ocean Trails CLO
6.482% due 08/13/2025	1,500	1,514
Option One Mortgage Loan Trust
1.576% due 01/25/2036 (l)	20,000	16,639
Popular ABS Mortgage Pass-Through Trust
2.466% due 08/25/2035	3,663	3,612
Putnam Structured Product CDO Ltd.
9.092% due 02/25/2037	133	134
Residential Asset Mortgage Products Trust
2.191% due 04/25/2034 (l)	9,442	9,169
Residential Asset Securities Corp. Trust
1.456% due 08/25/2036 (l)	11,000	8,344
Saxon Asset Securities Trust
1.666% due 11/25/2037 (l)	13,000	11,177
SLM Student Loan Trust
0.000% due 10/28/2029 (g)	11	11,158
0.000% due 01/25/2042 (g)	9	7,862
SoFi Professional Loan Program LLC
0.000% due 03/25/2036 (g)	80	2,448
0.000% due 01/25/2039 (g)	9,180	6,059
0.000% due 05/25/2040 (g)	9,300	4,837
0.000% due 07/25/2040 (g)	47	2,609
Soloso CDO Ltd.
1.470% due 10/07/2037	4,800	2,736
Sorin Real Estate CDO Ltd.
1.702% due 10/28/2046	7,400	6,934
Sound Point CLO Ltd.
6.003% due 01/23/2027	1,000	966
Soundview Home Loan Trust
1.496% due 06/25/2037 (l)	9,678	6,637
1.716% due 03/25/2036 (l)	16,905	15,310
South Coast Funding Ltd.
1.410% due 01/06/2041 (l)	152,817	45,922
1.410% due 01/06/2041	10,794	3,244
Structured Asset Securities Corp.
5.794% due 05/25/2032 ^(l)	6,855	5,828
Symphony CLO Ltd.
5.758% due 07/14/2026 (l)	4,400	4,234
Tralee CLO Ltd.
6.806% due 04/20/2025 (l)	2,675	2,692
Tropic CDO Ltd.
1.478% due 07/15/2036	5,975	4,571
2.038% due 07/15/2034 (l)	22,500	15,975

Total Asset-Backed Securities (Cost $621,441)		671,347

		PRINCIPAL AMOUNT (000S)	MARKET VALUE (000S)
SOVEREIGN ISSUES 0.8%
Argentine Government International Bond
2.260% due 12/31/2038	EUR	5,816	$4,214
5.000% due 01/15/2027		1,900	2,029
7.820% due 12/31/2033		3,363	4,108
Sri Lanka Government International Bond
6.200% due 05/11/2027		$400	400

Total Sovereign Issues (Cost $9,789)			10,751

		SHARES
COMMON STOCKS 0.1%

CONSUMER DISCRETIONARY 0.0%
Desarrolladora Homex S.A.B. de C.V. (e)		719,113	54
Urbi Desarrollos Urbanos S.A.B. de C.V. (e)		95,515	33

			87

ENERGY 0.0%
OGX Petroleo e Gas S.A. SP - ADR (e)		262,786	0

FINANCIALS 0.1%
TIG FinCo PLC (j)		662,196	841

Total Common Stocks (Cost $10,942)			928

SHORT-TERM INSTRUMENTS 11.3%

REPURCHASE AGREEMENTS (k) 10.0%
			136,982

		PRINCIPAL AMOUNT (000S)
U.S. TREASURY BILLS 1.3%
0.920% due 08/31/2017 (f)(g)(o)		17,905	17,878

Total Short-Term Instruments (Cost $154,860)			154,860

Total Investments in Securities (Cost $2,283,949)			2,520,402

Total Investments 183.6% (Cost $2,283,949)			$2,520,402

Financial Derivative Instruments (m)(n) (1.3)% (Cost or Premiums, net $(33,326))			(18,173)

Other Assets and Liabilities, net (82.3)%			(1,129,555)

Net Assets 100.0%			$1,372,674

NOTES TO CONSOLIDATED SCHEDULE OF INVESTMENTS (AMOUNTS IN THOUSANDS*):

*	A zero balance may reflect actual amounts rounding to less than one thousand.
^	Security is in default.
(a)	Interest only security.
(b)	Principal only security.
(c)	When-issued security.

86	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

(d)	Payment in-kind security.
(e)	Security did not produce income within the last twelve months.
(f)	Coupon represents a weighted average yield to maturity.
(g)	Zero coupon security.
(h)	Perpetual maturity; date shown, if applicable, represents next contractual call date.
(i)	Security is subject to a forbearance agreement entered into by the Fund which forbears the Fund from taking action to, among other things, accelerate and collect payments on the subject note with respect to specified events of default.

(j)  RESTRICTED SECURITIES:

Issuer Description	Acquisition Date	Cost	Market Value	Market Value as Percentage of Net Assets
Buffalo Thunder Development Authority 0.000% due 11/15/2029	12/08/2014	$0	$1	0.00%
Pinnacol Assurance 8.625% due 06/25/2034	06/23/2014	10,200	11,035	0.80
TIG FinCo PLC	04/02/2015	982	841	0.06

		$ 11,182	$11,877	0.86%

BORROWINGS AND OTHER FINANCING TRANSACTIONS

(k)  REPURCHASE AGREEMENTS:

Counterparty	Lending Rate	Settlement Date	Maturity Date	Principal Amount	Collateralized By	Collateral (Received)	Repurchase Agreements, at Value	Repurchase Agreement Proceeds to be Received(1)
IND	1.380%	06/30/2017	07/03/2017	$131,900	U.S. Treasury Notes 1.375% due 01/31/2020	$(134,449)	$131,900	$131,915
SSB	0.050	06/30/2017	07/03/2017	5,082	U.S. Treasury Notes 3.500% due 05/15/2020(2)	(5,184)	5,082	5,082

Total Repurchase Agreements						$(139,633)	$136,982	$136,997

REVERSE REPURCHASE AGREEMENTS:

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date		Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
BCY	2.250%	05/16/2017	08/16/2017		$	(4,145)	$(4,157)
	2.650	04/05/2017	07/03/2017			(4,620)	(4,650)
	2.656	04/24/2017	07/24/2017			(27,868)	(28,012)
	2.680	05/09/2017	08/09/2017			(4,846)	(4,866)
	2.681	05/17/2017	08/17/2017			(7,409)	(7,435)
	2.718	06/02/2017	09/05/2017			(19,811)	(19,857)
	2.780	06/21/2017	09/21/2017			(22,077)	(22,097)
	2.787	06/22/2017	09/21/2017			(11,884)	(11,894)
	2.799	07/03/2017	10/03/2017			(4,752)	(4,752)
	3.137	09/22/2016	09/22/2017			(1,431)	(1,432)
BOS	2.909	06/15/2017	07/18/2017			(11,329)	(11,345)
BPS	0.600	06/26/2017	07/26/2017		GBP	(2,298)	(2,993)
	0.700	06/26/2017	07/26/2017			(1,455)	(1,895)
	1.892	05/25/2017	08/25/2017		$	(1,094)	(1,096)
	1.920	06/12/2017	07/12/2017			(2,524)	(2,527)
	1.970	05/25/2017	08/25/2017			(7,998)	(8,015)
	2.020	06/16/2017	09/18/2017			(9,231)	(9,240)
	2.655	04/11/2017	07/11/2017			(2,901)	(2,919)
	2.728	06/09/2017	09/11/2017			(17,587)	(17,619)
	2.736	06/09/2017	09/11/2017			(2,763)	(2,768)
	2.750	06/16/2017	09/18/2017			(17,208)	(17,230)
	2.996	09/01/2016	09/01/2017			(52,941)	(54,285)
BRC	3.020	11/02/2016	11/02/2017			(5,655)	(5,684)
	3.293	06/27/2017	TBD	(4)		(27,448)	(27,463)
	3.299	07/05/2017	TBD	(4)		(2,091)	(2,091)
DBL	3.378	06/12/2017	12/12/2017			(22,273)	(22,317)
DEU	2.100	05/09/2017	08/09/2017			(2,372)	(2,380)
FOB	2.850	06/19/2017	07/06/2017			(7,245)	(7,253)
GLM	2.592	05/24/2017	08/24/2017			(13,787)	(13,827)
	2.689	05/26/2017	08/28/2017			(5,270)	(5,285)
JML	0.700	05/24/2017	08/24/2017		GBP	(12,088)	(15,756)
	2.000	06/16/2017	07/14/2017		$	(26,298)	(26,323)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	87

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

Counterparty	Borrowing Rate(3)	Settlement Date	Maturity Date	Amount Borrowed(3)		Payable for Reverse Repurchase Agreements
JPS	2.528%	06/09/2017	09/11/2017	$	(11,329)	$(11,348)
	2.652	06/01/2017	09/01/2017		(4,617)	(4,628)
MSB	2.920	05/01/2017	05/01/2018		(43,588)	(43,811)
	2.939	08/25/2016	08/25/2017		(43,390)	(43,528)
	2.952	08/29/2016	08/29/2017		(76,014)	(76,244)
	2.952	12/01/2016	12/01/2017		(5,650)	(5,665)
NOM	1.920	05/01/2017	08/01/2017		(3,031)	(3,041)
	2.922	02/03/2017	08/03/2017		(8,921)	(8,965)
	2.929	02/08/2017	08/07/2017		(14,744)	(14,811)
RBC	1.710	07/07/2017	10/10/2017		(6,959)	(6,959)
	2.580	05/08/2017	11/08/2017		(7,212)	(7,241)
	2.650	02/21/2017	08/21/2017		(2,362)	(2,385)
	2.662	01/27/2017	07/18/2017		(1,369)	(1,385)
	2.720	06/08/2017	12/08/2017		(9,852)	(9,871)
	2.720	06/09/2017	12/11/2017		(2,515)	(2,520)
	2.730	03/27/2017	09/20/2017		(4,127)	(4,158)
	2.730	05/03/2017	11/03/2017		(1,176)	(1,181)
	2.730	05/09/2017	11/08/2017		(2,189)	(2,198)
	2.770	05/16/2017	11/15/2017		(10,248)	(10,286)
	2.776	04/04/2017	10/04/2017		(6,151)	(6,194)
RCE	1.238	04/18/2017	07/18/2017	GBP	(3,018)	(3,941)
	1.288	04/18/2017	07/18/2017		(10,754)	(14,044)
RDR	1.550	04/07/2017	07/07/2017	$	(7,075)	(7,102)
	1.900	05/08/2017	08/08/2017		(2,385)	(2,392)
	1.900	05/17/2017	08/17/2017		(3,475)	(3,484)
	1.970	05/02/2017	08/02/2017		(6,613)	(6,635)
RTA	2.247	07/11/2016	07/10/2017		(10,836)	(11,077)
	2.273	07/14/2016	07/13/2017		(34,995)	(35,777)
	2.326	07/21/2016	07/20/2017		(4,292)	(4,388)
	2.359	07/27/2016	07/25/2017		(9,206)	(9,412)
	2.494	04/21/2017	10/23/2017		(1,611)	(1,619)
	2.526	04/05/2017	10/06/2017		(3,124)	(3,144)
	2.605	11/22/2016	11/21/2017		(14,085)	(14,312)
	2.645	12/08/2016	12/07/2017		(9,910)	(10,061)
	2.700	04/19/2017	10/18/2017		(5,598)	(5,629)
	2.714	05/22/2017	11/22/2017		(6,399)	(6,419)
	2.726	04/05/2017	10/06/2017		(2,987)	(3,007)
	2.731	05/01/2017	11/01/2017		(956)	(961)
	2.739	05/15/2017	11/15/2017		(3,833)	(3,847)
	2.790	12/22/2016	12/21/2017		(17,914)	(18,182)
	2.824	06/09/2017	06/08/2018		(8,072)	(8,087)
	2.827	05/30/2017	05/29/2018		(7,688)	(7,709)
	2.828	06/12/2017	06/11/2018		(9,546)	(9,562)
	2.875	04/27/2017	04/26/2018		(18,416)	(18,515)
	2.886	05/15/2017	05/14/2018		(35,535)	(35,675)
	2.888	05/11/2017	05/07/2018		(26,742)	(26,856)
	2.892	04/05/2017	04/05/2018		(6,548)	(6,595)
	2.892	04/06/2017	04/05/2018		(27,266)	(27,460)
	2.898	04/12/2017	04/05/2018		(6,857)	(6,902)
SBI	2.056	04/24/2017	07/24/2017		(2,223)	(2,232)
SOG	0.200	05/23/2017	08/23/2017	EUR	(4,330)	(4,946)
	1.750	04/12/2017	07/11/2017	$	(1,469)	(1,475)
	1.750	05/30/2017	08/30/2017		(8,362)	(8,376)
	1.780	05/24/2017	08/24/2017		(14,570)	(14,599)
	1.800	06/15/2017	09/15/2017		(16,809)	(16,824)
	2.806	04/11/2017	10/12/2017		(11,270)	(11,342)
	2.822	04/27/2017	10/27/2017		(7,344)	(7,383)
	2.829	02/06/2017	08/07/2017		(22,696)	(22,799)
	2.829	02/17/2017	08/10/2017		(9,622)	(9,656)
	2.829	05/16/2017	11/16/2017		(9,113)	(9,147)
	2.835	05/09/2017	11/09/2017		(3,076)	(3,089)
	2.839	05/30/2017	11/30/2017		(26,159)	(26,178)
	2.892	06/14/2017	12/14/2017		(15,110)	(15,133)
UBS	1.428	04/27/2017	10/27/2017	GBP	(9,046)	(11,812)
	1.990	05/26/2017	08/28/2017	$	(5,974)	(5,987)
	2.130	05/15/2017	08/15/2017		(6,216)	(6,234)
	2.140	06/14/2017	09/14/2017		(4,040)	(4,045)
	2.600	04/05/2017	07/05/2017		(2,106)	(2,120)
	2.617	04/25/2017	07/25/2017		(2,175)	(2,186)
	2.630	05/09/2017	08/09/2017		(3,149)	(3,162)

Total Reverse Repurchase Agreements						$(1,137,401)

88	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

BORROWINGS AND OTHER FINANCING TRANSACTIONS SUMMARY

The following is a summary by counterparty of the market value of Borrowings and Other Financing Transactions and collateral pledged/(received) as of June 30, 2017:

Counterparty	Repurchase Agreement Proceeds to be Received	Payable for Reverse Repurchase Agreements	Payable for Sale-Buyback Transactions	Total Borrowings and Other Financing Transactions	Collateral Pledged/(Received)	Net Exposure(5)
Global/Master Repurchase Agreement
BCY	$0	$(109,152)	$0	$(109,152)	$154,681	$45,529
BOS	0	(11,345)	0	(11,345)	16,381	5,036
BPS	0	(120,587)	0	(120,587)	166,399	45,812
BRC	0	(35,238)	0	(35,238)	53,847	18,609
DBL	0	(22,317)	0	(22,317)	43,712	21,395
DEU	0	(2,380)	0	(2,380)	2,972	592
FOB	0	(7,253)	0	(7,253)	8,596	1,343
GLM	0	(19,112)	0	(19,112)	26,189	7,077
IND	131,915	0	0	131,915	(134,449)	(2,534)
JML	0	(42,079)	0	(42,079)	51,317	9,238
JPS	0	(15,976)	0	(15,976)	21,657	5,681
MSB	0	(169,248)	0	(169,248)	250,219	80,971
NOM	0	(26,817)	0	(26,817)	34,044	7,227
RBC	0	(54,378)	0	(54,378)	64,584	10,206
RCE	0	(17,985)	0	(17,985)	21,109	3,124
RDR	0	(19,613)	0	(19,613)	29,137	9,524
RTA	0	(275,196)	0	(275,196)	372,118	96,922
SBI	0	(2,232)	0	(2,232)	2,649	417
SOG	0	(150,947)	0	(150,947)	198,323	47,376
SSB	5,082	0	0	5,082	(5,184)	(102)
UBS	0	(35,546)	0	(35,546)	45,433	9,887

Total Borrowings and Other Financing Transactions	$136,997	$(1,137,401)	$0

CERTAIN TRANSFERS ACCOUNTED FOR AS SECURED BORROWINGS

Remaining Contractual Maturity of the Agreements

	Overnight and Continuous	Up to 30 days	31-90 days	Greater Than 90 days	Total
Reverse Repurchase Agreements
Corporate Bonds & Notes	$0	$(60,300)	$(103,600)	$0	$(163,900)
U.S. Government Agencies	0	0	(25,501)	0	(25,501)
Non-Agency Mortgage-Backed Securities	0	(95,387)	(208,491)	(294,776)	(598,654)
Asset-Backed Securities	0	(27,369)	(159,895)	(148,280)	(335,544)

Total Borrowings	$0	$(183,056)	$(497,487)	$(443,056)	$(1,123,599)

Gross amount of recognized liabilities for reverse repurchase agreements(6)					$(1,123,599)

(l)	Securities with an aggregate market value of $1,574,235 and cash of $1,056 have been pledged as collateral under the terms of the above master agreements as of June 30, 2017.

(1)	Includes accrued interest.
(2)	Collateral is held in custody by the counterparty.
(3)

The average amount of borrowings outstanding during the period ended June 30, 2017 was $(1,043,750) at a weighted average interest rate of 2.266%. Average borrowings may include sale-buyback transactions and reverse repurchase agreements, if held during the period.

(4)	Open maturity reverse repurchase agreement.
(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from borrowings and other financing transactions can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(6)	Unsettled reverse repurchase agreements liability of $(13,802) is outstanding at period end.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	89

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

(m)  FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Frontier Communications Corp.	5.000%	06/20/2020	6.022%	$7,200	$(205)	$21	$(184)	$6	$0
Frontier Communications Corp.	5.000	06/20/2022	9.253	1,200	(162)	(24)	(186)	1	0
Navient Corp.	5.000	12/20/2021	2.594	4,600	230	233	463	6	0

					$(137)	$230	$93	$13	$0

INTEREST RATE SWAPS

Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate	Maturity Date	Notional Amount	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Market Value	Variation Margin
								Asset	Liability
Pay		1.750%	12/21/2026	303,000	$7,432	$(20,997)	$(13,565)	$0	$(879)
Receive	3-Month USD-LIBOR	1.500	12/21/2021	117,200	(3,303)	1,247	(2,056)	0	(186)
Receive	3-Month USD-LIBOR	1.750	12/21/2023	177,200	3,327	(6,894)	(3,567)	0	(412)
Receive(4)	3-Month USD-LIBOR	2.500	12/20/2027	69,200	961	(120)	841	0	(121)
Receive	3-Month USD-LIBOR	2.500	06/15/2036	110,300	(11,005)	11,178	173	421	0
Receive	3-Month USD-LIBOR	2.750	03/20/2043	76,400	(255)	(3,239)	(3,494)	331	0
Receive	3-Month USD-LIBOR	3.750	06/18/2044	12,200	(2,516)	(454)	(2,970)	63	0
Receive	3-Month USD-LIBOR	3.500	12/17/2044	44,200	(6,956)	(1,651)	(8,607)	222	0
Receive	3-Month USD-LIBOR	3.250	06/17/2045	45,600	(3,730)	(2,872)	(6,602)	223	0
Receive	3-Month USD-LIBOR	2.750	12/16/2045	3,800	(52)	(116)	(168)	18	0
Receive(4)	6-Month EUR-EURIBOR	1.000	09/20/2027	14,200	(76)	(6)	(82)	0	(5)
Receive(4)	6-Month GBP-LIBOR	1.500	09/20/2027	37,750	(548)	(73)	(621)	0	(73)

					$(16,721)	$(23,997)	$(40,718)	$1,278	$(1,676)

Total Swap Agreements					$(16,858)	$(23,767)	$(40,625)	$1,291	$(1,676)

FINANCIAL DERIVATIVE INSTRUMENTS: EXCHANGE-TRADED OR CENTRALLY CLEARED SUMMARY

The following is a summary of the market value and variation margin of Exchange-Traded or Centrally Cleared Financial Derivative Instruments as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
	Market Value	Variation Margin Asset		Total	Market Value	Variation Margin Liability		Total
	Purchased Options	Futures	Swap Agreements		Written Options	Futures	Swap Agreements
Total Exchange-Traded or Centrally Cleared(5)	$0	$0	$1,291	$1,291	$0	$0	$(1,676)	$(1,676)

Cash of $18,864 has been pledged as collateral for exchange-traded and centrally cleared financial derivative instruments as of June 30, 2017. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)	This instrument has a forward starting effective date. See Note 2, Securities Transactions and Investment Income, in the Notes to Financial Statements for further information.
(5)

The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting arrangements.

90	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

(n)  FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER

FORWARD FOREIGN CURRENCY CONTRACTS:

Counterparty	Settlement Month	Currency to be Delivered		Currency to be Received		Unrealized Appreciation/ (Depreciation)
						Asset	Liability
BOA	07/2017	EUR	66,171		$74,376	$0	$(1,201)
	07/2017	GBP	1,680		2,159	0	(29)
BPS	07/2017		107,355		138,187	0	(1,637)
	07/2017		$75,127	EUR	66,308	607	0
	08/2017	EUR	66,308		$75,237	0	(605)
CBK	07/2017		4,888		5,499	0	(84)
GLM	07/2017		1,139		1,281	0	(21)
	07/2017	GBP	242		312	0	(3)
JPM	07/2017		1,215		1,558	0	(25)
	07/2017		$7,049	EUR	6,301	148	0
	07/2017		6,671	GBP	5,247	163	0
RBC	07/2017		138,184		106,418	420	0
	08/2017	GBP	106,418		$138,307	0	(421)
SCX	07/2017		1,174		1,512	0	(17)
SSB	07/2017	EUR	411		464	0	(5)

Total Forward Foreign Currency Contracts						$1,338	$(4,048)

SWAP AGREEMENTS:

CREDIT DEFAULT SWAPS ON CORPORATE ISSUES - SELL PROTECTION(1)

Counterparty	Reference Entity	Fixed Receive Rate	Maturity Date	Implied Credit Spread at June 30, 2017(2)	Notional Amount(3)		Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value
									Asset	Liability
BPS	Petrobras Global Finance BV	1.000%	06/20/2021	2.697%	$	4,600	$(1,243)	$956	$0	$(287)
	Petrobras Global Finance BV	1.000	12/20/2021	3.009		100	(15)	7	0	(8)
	Royal Bank of Scotland PLC	1.000	12/20/2018	0.333	EUR	800	(20)	29	9	0
BRC	Petrobras Global Finance BV	1.000	06/20/2021	2.697	$	800	(218)	168	0	(50)
GST	Petrobras Global Finance BV	1.000	06/20/2021	2.697		3,931	(1,070)	824	0	(246)
	Petrobras Global Finance BV	1.000	12/20/2021	3.009		500	(78)	37	0	(41)
	Springleaf Finance Corp.	5.000	06/20/2022	2.972		900	50	32	82	0
HUS	Petrobras Global Finance BV	1.000	09/20/2020	2.229		240	(34)	25	0	(9)
	Petrobras Global Finance BV	1.000	06/20/2021	2.697		7,200	(1,968)	1,518	0	(450)

							$(4,596)	$3,596	$91	$(1,091)

CREDIT DEFAULT SWAPS ON CREDIT INDICES - SELL PROTECTION(1)

Counterparty	Index/Tranches	Fixed Receive Rate	Maturity Date	Notional Amount(3)	Premiums Paid/(Received)	Unrealized Appreciation/ (Depreciation)	Swap Agreements, at Value(4)
							Asset	Liability
DUB	CMBX.NA.BBB-.6 Index	3.000%	05/11/2063	$2,700	$(178)	$(136)	$0	$(314)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	3,500	(439)	28	0	(411)
FBF	ABX.HE.AA.6-2 Index	0.170	05/25/2046	28,478	(25,312)	15,207	0	(10,105)
	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	100	(11)	0	0	(11)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	400	(48)	2	0	(46)
	CMBX.NA.BBB-.7 Index	3.000	01/17/2047	600	(55)	2	0	(53)
	CMBX.NA.BBB-.8 Index	3.000	10/17/2057	1,500	(234)	10	0	(224)
GST	CMBX.NA.A.6 Index	2.000	05/11/2063	5,400	(275)	104	0	(171)
	CMBX.NA.BB.6 Index	5.000	05/11/2063	2,200	(294)	(108)	0	(402)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	6,600	(361)	(405)	0	(766)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	6,700	(839)	52	0	(787)
MYC	CMBX.NA.BBB-.10 Index	3.000	11/17/2059	700	(85)	10	0	(75)
	CMBX.NA.BBB-.6 Index	3.000	05/11/2063	2,200	(117)	(138)	0	(255)
	CMBX.NA.BBB-.9 Index	3.000	09/17/2058	3,900	(482)	24	0	(458)

					$(28,730)	$14,652	$0	$(14,078)

Total Swap Agreements					$(33,326)	$18,248	$91	$(15,169)

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	91

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

FINANCIAL DERIVATIVE INSTRUMENTS: OVER THE COUNTER SUMMARY

The following is a summary by counterparty of the market value of OTC financial derivative instruments and collateral pledged/(received) as of June 30, 2017:

	Financial Derivative Assets				Financial Derivative Liabilities
Counterparty	Forward Foreign Currency Contracts	Purchased Options	Swap Agreements	Total Over the Counter	Forward Foreign Currency Contracts	Written Options	Swap Agreements	Total Over the Counter	Net Market Value of OTC Derivatives	Collateral Pledged/ (Received)	Net Exposure(5)
BOA	$0	$0	$0	$0	$(1,230)	$0	$0	$(1,230)	$(1,230)	$1,318	$88
BPS	607	0	9	616	(2,242)	0	(295)	(2,537)	(1,921)	1,531	(390)
BRC	0	0	0	0	0	0	(50)	(50)	(50)	0	(50)
CBK	0	0	0	0	(84)	0	0	(84)	(84)	0	(84)
DUB	0	0	0	0	0	0	(725)	(725)	(725)	736	11
FBF	0	0	0	0	0	0	(10,439)	(10,439)	(10,439)	10,750	311
GLM	0	0	0	0	(24)	0	0	(24)	(24)	0	(24)
GST	0	0	82	82	0	0	(2,413)	(2,413)	(2,331)	2,409	78
HUS	0	0	0	0	0	0	(459)	(459)	(459)	400	(59)
JPM	311	0	0	311	(25)	0	0	(25)	286	(260)	26
MYC	0	0	0	0	0	0	(788)	(788)	(788)	624	(164)
RBC	420	0	0	420	(421)	0	0	(421)	(1)	0	(1)
SCX	0	0	0	0	(17)	0	0	(17)	(17)	0	(17)
SSB	0	0	0	0	(5)	0	0	(5)	(5)	0	(5)

Total Over the Counter	$1,338	$0	$91	$1,429	$(4,048)	$0	$(15,169)	$(19,217)

(o)	Securities with an aggregate market value of $17,878 have been pledged as collateral for financial derivative instruments as governed by International Swaps and Derivatives Association, Inc. master agreements as of June 30, 2017.

(1)

If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash, securities or other deliverable obligations equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate issues as of period end serve as indicators of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(3)

The maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

The prices and resulting values for credit default swap agreements on credit indices serve as indicators of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced indices’ credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

(5)

Net Exposure represents the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from OTC derivatives can only be netted across transactions governed under the same master agreement with the same legal entity. The Fund and Subsidiary are recognized as two separate legal entities. As such, exposure cannot be netted. See Note 8, Master Arrangements, in the Notes to Financial Statements for more information regarding master netting agreements.

FAIR VALUE OF FINANCIAL DERIVATIVE INSTRUMENTS

The following is a summary of the fair valuation of the Fund’s derivative instruments categorized by risk exposure. See Note 7, Principal Risks, in the Notes to Financial Statements on risks of the Fund.

Fair Values of Financial Derivative Instruments on the Consolidated Statements of Assets and Liabilities as of June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared
Swap Agreements	$0	$13	$0	$0	$1,278	$1,291

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$1,338	$0	$1,338
Swap Agreements	0	91	0	0	0	91

	$0	$91	$0	$1,338	$0	$1,429

	$0	$104	$0	$1,338	$1,278	$2,720

92	PIMCO CLOSED-END FUNDS	See Accompanying Notes

June 30, 2017

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared
Swap Agreements	$0	$0	$0	$0	$1,676	$1,676

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$4,048	$0	$4,048
Swap Agreements	0	15,169	0	0	0	15,169

	$0	$15,169	$0	$4,048	$0	$19,217

	$0	$15,169	$0	$4,048	$1,676	$20,893

The effect of Financial Derivative Instruments on the Consolidated Statements of Operations for the period ended June 30, 2017:

	Derivatives not accounted for as hedging instruments
	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Exchange Contracts	Interest Rate Contracts	Total
Net Realized Gain on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$395	$0	$0	$16,160	$16,555

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$11,066	$0	$11,066
Swap Agreements	0	757	0	0	0	757

	$0	$757	$0	$11,066	$0	$11,823

	$0	$1,152	$0	$11,066	$16,160	$28,378

Net Change in Unrealized Appreciation (Depreciation) on Financial Derivative Instruments
Exchange-traded or centrally cleared
Swap Agreements	$0	$231	$0	$0	$(8,282)	$(8,051)

Over the counter
Forward Foreign Currency Contracts	$0	$0	$0	$(11,613)	$0	$(11,613)
Swap Agreements	0	5,239	0	0	0	5,239

	$0	$5,239	$0	$(11,613)	$0	$(6,374)

	$0	$5,470	$0	$(11,613)	$(8,282)	$(14,425)

FAIR VALUE MEASUREMENTS

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Investments in Securities, at Value
Loan Participations and Assignments	$0	$27,809	$5,076	$32,885
Corporate Bonds & Notes
Banking & Finance	0	107,374	20,494	127,868
Industrials	0	180,204	23,271	203,475
Utilities	0	46,243	0	46,243
Municipal Bonds & Notes
Illinois	0	1,886	0	1,886
West Virginia	0	5,154	0	5,154
U.S. Government Agencies	0	54,920	0	54,920
Non-Agency Mortgage-Backed Securities	0	1,181,588	28,497	1,210,085
Asset-Backed Securities	0	618,897	52,450	671,347
Sovereign Issues	0	10,751	0	10,751
Common Stocks
Consumer Discretionary	87	0	0	87
Financials	0	0	841	841
Short-Term Instruments
Repurchase Agreements	0	136,982	0	136,982
U.S. Treasury Bills	0	17,878	0	17,878

Total Investments	$87	$2,389,686	$130,629	$2,520,402

Category and Subcategory	Level 1	Level 2	Level 3	Fair Value at 06/30/2017
Financial Derivative Instruments - Assets
Exchange-traded or centrally cleared	$0	$1,291	$0	$1,291
Over the counter	0	1,429	0	1,429

	$0	$2,720	$0	$2,720

Financial Derivative Instruments - Liabilities
Exchange-traded or centrally cleared	0	(1,676)	0	(1,676)
Over the counter	0	(19,217)	0	(19,217)

	$0	$(20,893)	$0	$(20,893)

Total Financial Derivative Instruments	$0	$(18,173)	$0	$(18,173)

Totals	$87	$2,371,513	$130,629	$2,502,229

There were no significant transfers among Levels 1 and 2 during the period ended June 30, 2017.

See Accompanying Notes	ANNUAL REPORT	JUNE 30, 2017	93

Consolidated Schedule of Investments PIMCO Dynamic Income Fund (Cont.)

June 30, 2017

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Fund during the period ended June 30, 2017:

Category and Subcategory	Beginning Balance at 06/30/2016	Net Purchases	Net Sales	Accrued Discounts/ (Premiums)	Realized Gain/(Loss)	Net Change in Unrealized Appreciation/ (Depreciation)(1)	Transfers into Level 3	Transfers out of Level 3	Ending Balance at 06/30/2017	Net Change in Unrealized Appreciation/ (Depreciation) on Investments Held at 06/30/2017(1)
Investments in Securities, at Value
Loan Participations and Assignments	$529	$4,903	$(25)	$13	$1	$(345)	$0	$0	$5,076	$(345)
Corporate Bonds & Notes
Banking & Finance	36,558	0	(17,308)	83	188	973	0	0	20,494	3
Industrials	10,671	12,486	0	14	0	100	0	0	23,271	100
Non-Agency Mortgage-Backed Securities	29,243	9,851	(4,434)	78	1,087	(1,883)	0	(5,445)	28,497	(781)
Asset-Backed Securities	28,781	41,618	0	716	0	208	0	(18,873)	52,450	(3,044)
Common Stocks
Financials	423	0	0	0	0	418	0	0	841	418

Totals	$106,205	$68,858	$(21,767)	$904	$1,276	$(529)	$0	$(24,318)	$130,629	$(3,649)

The following is a summary of significant unobservable inputs used in the fair valuations of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category and Subcategory	Ending Balance at 06/30/2017	Valuation Technique	Unobservable Inputs	Input Value(s) (% Unless Noted Otherwise)
Investments in Securities, at Value
Loan Participations and Assignments	$5022	Other Valuation Techniques(2)	—	—
	54	Third Party Vendor	Broker Quote	100.563
Corporate Bonds & Notes
Banking & Finance	11,035	Reference Instrument	OAS Spread	549.080 bps
	9,459	Reference Instrument	Spread movement	281.000 bps
Industrials	23,271	Proxy Pricing	Base Price	99.500-100.000
Non-Agency Mortgage-Backed Securities	21,302	Proxy Pricing	Base Price	5.000-103.875
	7,195	Third Party Vendor	Broker Quote	83.250
Asset-Backed Securities	52,450	Proxy Pricing	Base Price	2.703-100,000.000
Common Stocks
Financials	841	Other Valuation Techniques(2)	—	—

Total	$130,629

(1)

Any difference between Net Change in Unrealized Appreciation/(Depreciation) and Net Change in Unrealized Appreciation/(Depreciation) on Investments Held at June 30, 2017 may be due to an investment no longer held or categorized as Level 3 at period end.

(2)	Includes valuation techniques not defined in the Notes to Financial Statements as securities valued using such techniques are not considered significant to the Fund.

94	PIMCO CLOSED-END FUNDS	See Accompanying Notes

Notes to Financial Statements

June 30, 2017

1. ORGANIZATION

PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (each a “Fund” and collectively the “Funds”) are organized as closed-end management investment companies registered under the Investment Company Act of 1940, as amended, and the rules and regulations thereunder (the “Act”). PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund were organized as Massachusetts business trusts on the dates shown in the table below. PCM Fund, Inc. and PIMCO Strategic Income Fund, Inc. were organized as Maryland corporations on the dates shown in the table below. Pacific Investment Management Company LLC (“PIMCO” or the “Manager”) serves as the Funds’ investment manager.

Fund Name	Formation Date
PCM Fund, Inc.	June 23, 1993
PIMCO Global StocksPLUS® & Income Fund	February 16, 2005
PIMCO Income Opportunity Fund	September 12, 2007
PIMCO Strategic Income Fund, Inc.	December 9, 1993
PIMCO Dynamic Credit and Mortgage Income Fund	September 27, 2012
PIMCO Dynamic Income Fund	January 19, 2011

PCM Fund, Inc. has the authority to issue 300 million shares of $0.001 par value common stock. PIMCO Strategic Income Fund, Inc. has the authority to issue 500 million shares of $0.00001 par value common stock. PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund have authorized an unlimited number of Common Shares at a par value of $0.00001 per share.

Hereinafter, the terms “Trustee” or “Trustees” shall refer to a Director or Directors of applicable Funds.

2. SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). Each Fund is treated as an investment company under the reporting requirements of U.S. GAAP. The preparation of financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

(a) Securities Transactions and Investment Income  Securities transactions are recorded as of the trade date for financial reporting purposes. Realized gains (losses) from securities sold are recorded on the identified cost basis. Securities purchased or sold on a when-issued or delayed-delivery basis may be settled beyond a standard settlement period for the security after the trade date. Dividend income is recorded on the ex-dividend date, except certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as a Fund is informed of the ex-dividend date. Interest income, adjusted for the accretion of discounts and amortization of premiums, is recorded on the accrual basis from settlement date, with the exception of securities with a forward starting effective date, where interest income is recorded on the accrual basis from effective date. For convertible securities, premiums attributable to the conversion feature are not amortized. Estimated tax liabilities on certain foreign securities are recorded on an accrual basis and are reflected as components of interest income or net change in unrealized appreciation (depreciation) on investments on the Statements of Operations, as appropriate. Tax liabilities realized as a result of such security sales are reflected as a component of net realized gain (loss) on investments on the Statements of Operations. Paydown gains (losses) on mortgage-related and other asset-backed securities, if any, are recorded as components of interest income on the Statements of Operations. Income or short-term capital gain distributions received from registered investment companies, if any, are recorded as dividend income. Long-term capital gain distributions received from underlying funds, if any, are recorded as realized gains.

Debt obligations may be placed on non-accrual status and related interest income may be reduced by ceasing current accruals and writing off interest receivable when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. A debt obligation is removed from non-accrual status when the issuer resumes interest payments or when collectability of interest is probable.

(b) Cash and Foreign Currency  The functional and reporting currency for the Funds is the U.S. dollar. The market values of foreign securities, currency holdings and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the current exchange rates each business day. Purchases and sales of securities and income and expense items denominated in foreign currencies, if any, are translated into U.S. dollars at the exchange rate in effect on the transaction date. The Funds do not separately report the effects of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized gain (loss) and net change in unrealized appreciation (depreciation) from investments on the Statements of Operations. The Funds may invest in foreign currency-denominated securities and may engage in foreign

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Notes to Financial Statements (Cont.)

currency transactions either on a spot (cash) basis at the rate prevailing in the currency exchange market at the time or through a forward foreign currency contract. Realized foreign exchange gains (losses) arising from sales of spot foreign currencies, currency gains (losses) realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid are included in net realized gain (loss) on foreign currency transactions on the Statements of Operations. Net unrealized foreign exchange gains (losses) arising from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period are included in net change in unrealized appreciation (depreciation) on foreign currency assets and liabilities on the Statements of Operations.

(c) Distributions — Common Shares  The following table shows the anticipated frequency of distributions from net investment income and gains from the sale of portfolio securities and other sources to common shareholders.

Distribution Frequency
Fund Name	Declared	Distributed
PCM Fund, Inc.	Monthly	Monthly
PIMCO Dynamic Credit and Mortgage Income Fund	Monthly	Monthly
PIMCO Dynamic Income Fund	Monthly	Monthly
PIMCO Global StocksPLUS® & Income Fund	Monthly	Monthly
PIMCO Income Opportunity Fund	Monthly	Monthly
PIMCO Strategic Income Fund, Inc.	Monthly	Monthly

Net realized capital gains earned by each Fund, if any, will be distributed no less frequently than once each year.

A Fund may engage in investment strategies, including the use of derivatives, to, among other things, generate current, distributable income even if such strategies could potentially result in declines in the Fund’s net asset value (“NAV”). A Fund’s income and gain-generating strategies, including certain derivatives strategies, may generate current income and gains taxable as ordinary income sufficient to support monthly distributions even in situations when the Fund has experienced a decline in net assets due to, for example, adverse changes in the broad U.S. or non-U.S. equity markets or the Fund’s debt investments, or arising from its use of derivatives. A Fund may enter into opposite sides of interest rate swap and other derivatives for the principal purpose of generating distributable gains on the one side (characterized as ordinary income for tax purposes) that are not part of the Fund’s duration or yield curve management strategies (“paired swap transactions”), and with a substantial possibility that the Fund will experience a corresponding capital loss and decline in NAV with respect to the opposite side transaction (to the extent it does not have corresponding offsetting capital gains). Consequently, common shareholders may receive distributions and owe tax at a time when their investment in a Fund has declined in value, which tax may be at ordinary income rates, and which may be economically similar to a taxable return of capital. The tax treatment of certain derivatives may be open to different interpretations. Any recharacterization of payments made or received by a Fund pursuant to derivatives potentially could affect the amount, timing or character of Fund distributions. In addition, the tax treatment of such investment strategies may be changed by regulation or otherwise.

PIMCO Strategic Income Fund, Inc. (“RCS”) accounts for mortgage dollar rolls as financing transactions. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding such treatment by RCS and its impact on the Fund’s distributions and related tax consequences.

Income distributions and capital gain distributions are determined in accordance with income tax regulations which may differ from U.S. GAAP. Differences between tax regulations and U.S. GAAP may cause timing differences between income and capital gain recognition. Further, the character of investment income and capital gains may be different for certain transactions under the two methods of accounting. As a result, income distributions and capital gain distributions declared during a fiscal period may differ significantly from the net investment income (loss) and realized gains (losses) reported on each Fund’s annual financial statements presented under U.S. GAAP.

If a Fund estimates that a portion of one of its dividend distributions may be comprised of amounts from sources other than net investment income in accordance with its policies and good accounting practices, the Fund will notify shareholders of record of the estimated composition of such distribution through a Section 19 Notice. For these purposes, a Fund estimates the source or sources from which a distribution is paid, to the close of the period as of which it is paid, in reference to its internal accounting records and related accounting practices. If, based on such accounting records and practices, it is estimated that a particular distribution does not include capital gains or paid-in surplus or other capital sources, a Section 19 Notice generally would not be issued. It is important to note that differences exist between a Fund’s daily internal accounting records and practices, a Fund’s financial statements presented in accordance with U.S. GAAP, and recordkeeping practices under income tax regulations. For instance, a Fund’s internal accounting records and practices may take into account, among other factors, tax-related characteristics of certain sources of distributions that differ from treatment under U.S. GAAP. Examples of such differences may include, among others, the treatment of paydowns on mortgage-backed securities purchased at a discount and periodic payments under interest rate swap contracts. Accordingly,

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June 30, 2017

among other consequences, it is possible that a Fund may not issue a Section 19 Notice in situations where the Fund’s financial statements prepared later and in accordance with U.S. GAAP and/or the final tax character of those distributions might later report that the sources of those distributions included capital gains and/or a return of capital. Please visit www.pimco.com for the most recent Section 19 Notice, if applicable, for additional information regarding the estimated composition of distributions. Final determination of a distribution’s tax character will be reported on Form 1099 DIV sent to shareholders for the calendar year.

Distributions classified as a tax basis return of capital, if any, are reflected on the Statements of Changes in Net Assets and have been recorded to paid in capital. In addition, other amounts have been reclassified between undistributed (overdistributed) net investment income (loss), accumulated undistributed (overdistributed) net realized gain (loss) and/or paid in capital to more appropriately conform U.S. GAAP to tax characterizations of distributions.

(d) New Accounting Pronouncements  In August 2014, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standards Update (“ASU”), ASU 2014-15 requiring management to evaluate whether there are conditions or events, considered in the aggregate, that raise substantial doubt about the entity’s ability to continue as a going concern. The ASU is effective prospectively for annual periods ending after December 15, 2016, and interim periods thereafter. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In May 2015, the FASB issued ASU 2015-07 which removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. The ASU also removes the requirement to make certain disclosures for all investments that are eligible to be measured at fair value using the NAV per share practical expedient. The ASU is effective for annual periods beginning after December 15, 2015 and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

In March 2016, the FASB issued ASU 2016-05 which provides guidance related to the impact of derivative contract novations on certain relationships under Accounting Standards Codification (“ASC”) 815. The ASU is effective for annual periods beginning after December 15, 2016, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In August 2016, the FASB issued ASU 2016-15 which amends ASC 230 to clarify guidance on the classification of certain cash receipts and cash payments in the statement of cash flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In October 2016, the U.S. Securities and Exchange Commission (“SEC”) adopted new rules and forms, and amendments to certain current rules and forms, to modernize reporting and disclosure of information by registered investment companies. The amendments to Regulation S-X will require standardized, enhanced disclosure about derivatives in investment company financial statements, and will also change the rules governing the form and content of such financial statements. The compliance date for these amendments is August 1, 2017. Compliance is based on reporting period-end date. At this time, management is assessing the anticipated impact of these regulatory developments.

In November 2016, the FASB issued ASU 2016-18 which amends ASC 230 to provide guidance on the classification and presentation of changes in restricted cash and restricted cash equivalents on the Statement of Cash Flows. The ASU is effective for annual periods beginning after December 15, 2017, and interim periods within those annual periods. At this time, management is evaluating the implications of these changes on the financial statements.

In March 2017, the FASB issued ASU 2017-08 which provides guidance related to the amortization period for certain purchased callable debt securities held at a premium. The ASU is effective for annual periods beginning after December 15, 2018, and interim periods within those annual periods. The Funds have adopted the ASU. The implementation of the ASU did not have an impact on the Funds’ financial statements.

3. INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

(a) Investment Valuation Policies  The NAV of a Fund’s shares is determined by dividing the total value of portfolio investments and other assets attributable to that Fund less any liabilities by the total number of shares outstanding of that Fund.

On each day that the New York Stock Exchange (“NYSE”) is open, Fund shares are ordinarily valued as of the close of regular trading (“NYSE Close”). Information that becomes known to the Funds or their agents after the time as of which NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of a security or the NAV determined earlier that day. Each Fund reserves the right to change the time as of which its respective NAV is calculated if the Fund closes earlier, or as permitted by the SEC.

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Notes to Financial Statements (Cont.)

For purposes of calculating NAV, portfolio securities and other assets for which market quotes are readily available are valued at market value. Market value is generally determined on the basis of official closing prices or the last reported sales prices, or if no sales are reported, based on quotes obtained from established market makers or prices (including evaluated prices) supplied by the Funds’ approved pricing services, quotation reporting systems and other third-party sources (together, “Pricing Services”). The Funds will normally use pricing data for domestic equity securities received shortly after the NYSE Close and do not normally take into account trading, clearances or settlements that take place after the NYSE Close. If market value pricing is used, a foreign (non-U.S.) equity security traded on a foreign exchange or on more than one exchange is typically valued using pricing information from the exchange considered by PIMCO to be the primary exchange. A foreign (non-U.S.) equity security will be valued as of the close of trading on the foreign exchange, or the NYSE Close, if the NYSE Close occurs before the end of trading on the foreign exchange. Domestic and foreign (non-U.S.) fixed income securities, non-exchange traded derivatives, and equity options are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services using data reflecting the earlier closing of the principal markets for those securities. Prices obtained from Pricing Services may be based on, among other things, information provided by market makers or estimates of market values obtained from yield data relating to investments or securities with similar characteristics. Certain fixed income securities purchased on a delayed-delivery basis are marked to market daily until settlement at the forward settlement date. Exchange-traded options, except equity options, futures and options on futures are valued at the settlement price determined by the relevant exchange. Swap agreements are valued on the basis of bid quotes obtained from brokers and dealers or market-based prices supplied by Pricing Services. A Fund’s investments in open-end management investment companies, other than exchange-traded funds (“ETFs”), are valued at the NAVs of such investments.

If a foreign (non-U.S.) equity security’s value has materially changed after the close of the security’s primary exchange or principal market but before the NYSE Close, the security may be valued at fair value based on procedures established and approved by the Board of Trustees (the “Board”). Foreign (non-U.S.) equity securities that do not trade when the NYSE is open are also valued at fair value. With respect to foreign (non-U.S.) equity securities, a Fund may determine the fair value of investments based on information provided by Pricing Services and other third-party vendors, which may recommend fair value or adjustments with reference to other securities, indices or assets. In considering whether fair valuation is required and in determining fair values, a Fund may, among other things, consider significant events (which may be considered to include changes in the value of U.S.

securities or securities indices) that occur after the close of the relevant market and before the NYSE Close. A Fund may utilize modeling tools provided by third-party vendors to determine fair values of non-U.S. securities. Foreign exchanges may permit trading in foreign (non-U.S.) equity securities on days when a Fund is not open for business, which may result in a Fund’s portfolio investments being affected when shareholders are unable to buy or sell shares.

Senior secured floating rate loans for which an active secondary market exists to a reliable degree will be valued at the mean of the last available bid/ask prices in the market for such loans, as provided by a Pricing Service. Senior secured floating rate loans for which an active secondary market does not exist to a reliable degree will be valued at fair value, which is intended to approximate market value. In valuing a senior secured floating rate loan at fair value, the factors considered may include, but are not limited to, the following: (a) the creditworthiness of the borrower and any intermediate participants, (b) the terms of the loan, (c) recent prices in the market for similar loans, if any, and (d) recent prices in the market for instruments of similar quality, rate, period until next interest rate reset and maturity.

Investments valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from Pricing Services. As a result, the value of such investments and, in turn, the NAV of a Fund’s shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of investments traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that a Fund is not open for business. As a result, to the extent that a Fund holds foreign (non-U.S.) investments, the value of those investments may change at times when shareholders are unable to buy or sell shares and the value of such investments will be reflected in the Fund’s next calculated NAV.

Investments for which market quotes or market based valuations are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. The Board has adopted methods for valuing securities and other assets in circumstances where market quotes are not readily available, and has delegated to PIMCO the responsibility for applying the fair valuation methods. In the event that market quotes or market based valuations are not readily available, and the security or asset cannot be valued pursuant to a Board approved valuation method, the value of the security or asset will be determined in good faith by the Valuation Oversight Committee of the Board (“Valuation Oversight Committee”), generally based on recommendations provided by the Manager. Market quotes are considered not readily available in circumstances where there is an absence of current or reliable market-based data (e.g., trade information, bid/ask information, indicative market quotations (“Broker

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Quotes”), Pricing Services’ prices), including where events occur after the close of the relevant market, but prior to the NYSE Close, that materially affect the values of a Fund’s securities or assets. In addition, market quotes are considered not readily available when, due to extraordinary circumstances, the exchanges or markets on which the securities trade do not open for trading for the entire day and no other market prices are available. The Board has delegated to the Manager the responsibility for monitoring significant events that may materially affect the values of a Fund’s securities or assets and for determining whether the value of the applicable securities or assets should be reevaluated in light of such significant events.

When a Fund uses fair valuation to determine the value of a portfolio security or other asset for purposes of calculating its NAV, such investments will not be priced on the basis of quotes from the primary market in which they are traded, but rather may be priced by another method that the Board or persons acting at their direction believe reflects fair value. Fair valuation may require subjective determinations about the value of a security. While the Funds’ policy is intended to result in a calculation of a Fund’s NAV that fairly reflects security values as of the time of pricing, the Funds cannot ensure that fair values determined by the Board or persons acting at their direction would accurately reflect the price that a Fund could obtain for a security if it were to dispose of that security as of the time of pricing (for instance, in a forced or distressed sale). The prices used by a Fund may differ from the value that would be realized if the securities were sold.

(b) Fair Value Hierarchy  U.S. GAAP describes fair value as the price that a Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. It establishes a fair value hierarchy that prioritizes inputs to valuation methods and requires disclosure of the fair value hierarchy, separately for each major category of assets and liabilities, that segregates fair value measurements into levels (Level 1, 2, or 3). The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Levels 1, 2, and 3 of the fair value hierarchy are defined as follows:

∎	Level 1 — Quoted prices in active markets or exchanges for identical assets and liabilities.

∎

Level 2 — Significant other observable inputs, which may include, but are not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market corroborated inputs.

∎

Level 3 — Significant unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available, which may include assumptions made by the Board or persons acting at their direction that are used in determining the fair value of investments.

Assets or liabilities categorized as Level 2 or 3 as of period end have been transferred between Levels 2 and 3 since the prior period due to changes in the method utilized in valuing the investments. Transfers from Level 2 to Level 3 are a result of a change, in the normal course of business, from the use of methods used by Pricing Services (Level 2) to the use of a Broker Quote or valuation technique which utilizes significant unobservable inputs due to an absence of current or reliable market-based data (Level 3). Transfers from Level 3 to Level 2 are a result of the availability of current and reliable market-based data provided by Pricing Services or other valuation techniques which utilize significant observable inputs. In accordance with the requirements of U.S. GAAP, the amounts of transfers between Levels 1 and 2 and transfers into and out of Level 3, if material, are disclosed in the Notes to Consolidated Schedule of Investments of each respective Fund.

For fair valuations using significant unobservable inputs, U.S. GAAP requires a reconciliation of the beginning to ending balances for reported fair values that presents changes attributable to realized gain (loss), unrealized appreciation (depreciation), purchases and sales, accrued discounts (premiums), and transfers into and out of the Level 3 category during the period. The end of period value is used for the transfers between Levels of a Fund’s assets and liabilities. Additionally, U.S. GAAP requires quantitative information regarding the significant unobservable inputs used in the determination of fair value of assets or liabilities categorized as Level 3 in the fair value hierarchy. In accordance with the requirements of U.S. GAAP, a fair value hierarchy, and if material, a Level 3 reconciliation and details of significant unobservable inputs, have been included in the Notes to Schedule of Investments for each respective Fund.

(c) Valuation Techniques and the Fair Value Hierarchy Level 1 and Level 2 trading assets and trading liabilities, at fair value  The valuation methods (or “techniques”) and significant inputs used in determining the fair values of portfolio securities or other assets and liabilities categorized as Level 1 and Level 2 of the fair value hierarchy are as follows:

Fixed income securities including corporate, convertible and municipal bonds and notes, U.S. government agencies, U.S. treasury obligations, sovereign issues, bank loans, convertible preferred securities and non-U.S. bonds are normally valued on the basis of quotes obtained from brokers and dealers or Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal

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Notes to Financial Statements (Cont.)

pricing models. The Pricing Services’ internal models use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar assets. Securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Fixed income securities purchased on a delayed-delivery basis or as a repurchase commitment in a sale-buyback transaction are marked to market daily until settlement at the forward settlement date and are categorized as Level 2 of the fair value hierarchy.

Mortgage-related and asset-backed securities are usually issued as separate tranches, or classes, of securities within each deal. These securities are also normally valued by Pricing Services that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The pricing models for these securities usually consider tranche-level attributes, current market data, estimated cash flows and market-based yield spreads for each tranche, and incorporate deal collateral performance, as available. Mortgage-related and asset-backed securities that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Common stocks, ETFs, exchange-traded notes and financial derivative instruments, such as futures contracts, rights and warrants, or options on futures that are traded on a national securities exchange, are stated at the last reported sale or settlement price on the day of valuation. To the extent these securities are actively traded and valuation adjustments are not applied, they are categorized as Level 1 of the fair value hierarchy.

Valuation adjustments may be applied to certain securities that are solely traded on a foreign exchange to account for the market movement between the close of the foreign market and the NYSE Close. These securities are valued using Pricing Services that consider the correlation of the trading patterns of the foreign security to the intraday trading in the U.S. markets for investments. Securities using these valuation adjustments are categorized as Level 2 of the fair value hierarchy. Preferred securities and other equities traded on inactive markets or valued by reference to similar instruments are also categorized as Level 2 of the fair value hierarchy.

Equity exchange-traded options and over the counter financial derivative instruments, such as forward foreign currency contracts, options contracts, or swap agreements, derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. Other than swap agreements, which are valued using a broker-dealer bid quotation or on market-based prices provided by Pricing Services, these contracts are normally valued on the basis of quotes obtained from a quotation reporting system, established market makers or Pricing Services (normally determined as of the NYSE Close). Depending on the product and the terms of the transaction, financial derivative instruments can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models use inputs that are observed from actively quoted markets such as quoted prices, issuer details, indices, bid/ask spreads, interest rates, implied volatilities, yield curves, dividends and exchange rates. Financial derivative instruments that use similar valuation techniques and inputs as described above are categorized as Level 2 of the fair value hierarchy.

Centrally cleared swaps and over the counter swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. They are valued using a broker-dealer bid quotation or based on market-based prices provided by Pricing Services (normally determined as of the NYSE close). Centrally cleared swaps and over the counter swaps can be valued by Pricing Services using a series of techniques, including simulation pricing models. The pricing models may use inputs that are observed from actively quoted markets such as the overnight index swap rate (“OIS”), London Interbank Offered Rate (“LIBOR”) forward rate, interest rates, yield curves and credit spreads. These securities are categorized as Level 2 of the fair value hierarchy.

Level 3 trading assets and trading liabilities, at fair value  When a fair valuation method is applied by PIMCO that uses significant unobservable inputs, investments will be priced by a method that the Board or persons acting at their direction believe reflects fair value and are categorized as Level 3 of the fair value hierarchy. The valuation techniques and significant inputs used in determining the fair values of portfolio assets and liabilities categorized as Level 3 of the fair value hierarchy are as follows:

Proxy pricing procedures set the base price of a fixed income security and subsequently adjust the price proportionally to market value changes of a pre-determined security deemed to be comparable in duration, generally a U.S. Treasury or sovereign note based on country of issuance. The base price may be a broker-dealer quote, transaction price, or an internal value as derived by analysis of market data. The base price of the security may be reset on a periodic basis based on the availability of market data and procedures approved by the Valuation Oversight Committee. Significant changes in the unobservable inputs of the proxy pricing process (the base price) would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

If third-party evaluated vendor pricing is not available or not deemed to be indicative of fair value, the Manager may elect to obtain Broker

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Quotes directly from the broker-dealer or passed through from a third-party vendor. In the event that fair value is based upon a single sourced Broker Quote, these securities are categorized as Level 3 of the fair value hierarchy. Broker Quotes are typically received from established market participants. Although independently received, the Manager does not have the transparency to view the underlying inputs which support the market quotation. Significant changes in the Broker Quote would have direct and proportional changes in the fair value of the security.

Reference instrument valuation estimates fair value by utilizing the correlation of the security to one or more broad-based securities, market indices, and/or other financial instruments, whose pricing information is readily available. Unobservable inputs may include those used in algorithm formulas based on percentage change in the reference instruments and/or weights of each reference instrument. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Fundamental analysis valuation estimates fair value by using an internal model that utilizes financial statements of the non-public underlying company. Significant changes in the unobservable inputs would result in direct and proportional changes in the fair value of the security. These securities are categorized as Level 3 of the fair value hierarchy.

Short-term debt instruments (such as commercial paper) having a remaining maturity of 60 days or less may be valued at amortized cost, so long as the amortized cost value of such short-term debt instruments is approximately the same as the fair value of the instrument as determined without the use of amortized cost valuation. These securities are categorized as Level 2 or Level 3 of the fair value hierarchy depending on the source of the base price.

4. SECURITIES AND OTHER INVESTMENTS

(a) Investments in Securities Delayed-Delivery Transactions  Certain Funds may purchase or sell securities on a delayed-delivery basis. These transactions involve a commitment by a Fund to purchase or sell securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. When delayed-delivery transactions are outstanding, a Fund will designate or receive as collateral liquid assets in an amount sufficient to meet the purchase price or respective obligations. When purchasing a security on a delayed-delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations, and takes such fluctuations into account when determining its NAV. A Fund may dispose of or renegotiate a delayed-delivery transaction after it is entered into, which may result in a realized gain (loss). When a Fund has sold a security on a delayed-delivery basis, a Fund does not participate in future gains (losses) with respect to the security.

Loan Participations, Assignments and Originations  Certain Funds may invest in direct debt instruments which are interests in amounts owed to lenders or lending syndicates by corporate, governmental, or other borrowers. A Fund’s investments in loans may be in the form of direct investments, participations in loans or assignments of all or a portion of loans from third parties or exposure to investments in or originations of loans through investments in a mutual fund or other pooled investment vehicle. A loan is often administered by a bank or other financial institution (the “agent”) that acts as agent for all holders. The agent administers the terms of the loan, as specified in the loan agreement. A Fund may invest in multiple series or tranches of a loan, which may have varying terms and carry different associated risks. A Fund generally has no right to enforce compliance with the terms of the loan agreement with the borrower. As a result, a Fund may be subject to the credit risk of both the borrower and the agent that is selling the loan agreement.

In the event of the insolvency of the agent selling a participation, a Fund may be treated as a general creditor of the agent and may not benefit from any set-off between the agent and the borrower. When a Fund purchases assignments from agents it acquires direct rights against the borrowers of the loans. These loans may include participations in bridge loans, which are loans taken out by borrowers for a short period (typically less than one year) pending arrangement of more permanent financing through, for example, the issuance of bonds, frequently high yield bonds issued for the purpose of acquisitions.

Investments in loans are generally subject to risks similar to those of investments in other types of debt obligations, including, among others, credit risk, interest rate risk, variable and floating rate securities risk, and risks associated with mortgage-related securities. In addition, in many cases loans are subject to the risks associated with below-investment grade securities. The Funds may be subject to heightened or additional risks and potential liabilities and costs by investing in mezzanine and other subordinated loans or acting as an originator of loans, including those arising under bankruptcy, fraudulent conveyance, equitable subordination, lender liability, environmental and other laws and regulations, and risks and costs associated with debt servicing and taking foreclosure actions associated with the loans. To the extent that a Fund originates a loan, it may be responsible for all or a substantial portion of the expenses associated with initiating the loan. This may include significant legal and due diligence expenses, which will be indirectly borne by a Fund and its shareholders. A Fund may pay fees and expenses associated with originating a loan, including significant legal and due diligence expenses, irrespective of whether the loan transaction is ultimately consummated or closed.

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Additionally, because loans are not ordinarily registered with the SEC or any state securities commission or listed on any securities exchange, there is usually less publicly available information about such instruments. In addition, loans may not be considered “securities” for purposes of the anti-fraud provisions under the federal securities laws and, as a result, as a purchaser of these instruments, a Fund may not be entitled to the anti-fraud protections of the federal securities laws. In the course of investing in such instruments, a Fund may come into possession of material nonpublic information and, because of prohibitions on trading in securities of issuers while in possession of such information, the Fund may be unable to enter into a transaction in a publicly-traded security of that issuer when it would otherwise be advantageous for the Fund to do so. Alternatively, a Fund may choose not to receive material nonpublic information about an issuer of such loans, with the result that the Fund may have less information about such issuers than other investors who transact in such assets.

The types of loans and related investments in which the Funds may invest include, among others, senior loans, subordinated loans (including second lien loans, B-Notes and mezzanine loans), whole loans, commercial real estate and other commercial loans and structured loans. The Funds may originate loans or acquire direct interests in loans through primary loan distributions and/or in private transactions. In the case of subordinated loans, there may be significant indebtedness ranking ahead of the borrower’s obligation to the holder of such a loan, including in the event of the borrower’s insolvency. Mezzanine loans are typically secured by a pledge of an equity interest in the mortgage borrower that owns the real estate rather than an interest in a mortgage.

Investments in loans may include unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities, which may obligate a Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, a Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. Because investing in unfunded loan commitments creates a future obligation for a Fund to provide funding to a borrower upon demand in exchange for a fee, the Fund will segregate or earmark liquid assets with the Fund’s custodian in amounts sufficient to satisfy any such future obligations. A Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, a Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Statements of Operations. As of June 30, 2017, the Funds had no unfunded loan commitments outstanding.

Mortgage-Related and Other Asset-Backed Securities  Certain Funds may invest in mortgage-related and other asset-backed securities that directly or indirectly represent a participation in, or are secured by and payable from, loans on real property. Mortgage-related securities are created from pools of residential or commercial mortgage loans, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks and others. These securities typically provide a monthly payment which consists of both principal and interest. Interest may be determined by fixed or adjustable rates. In times of declining interest rates, there is a greater likelihood that a Fund’s higher yielding securities will be pre-paid with the Fund being unable to reinvest the proceeds in an investment with as great a yield. The rate of prepayments on underlying mortgages will affect the price and volatility of a mortgage-related security, and may have the effect of shortening or extending the effective duration of the security relative to what was anticipated at the time of purchase. Interest-only and principal-only securities are especially sensitive to interest rate changes, which can affect not only their prices but can also change the income flows and repayment assumptions about those investments. The timely payment of principal and interest of certain mortgage-related securities is guaranteed with the full faith and credit of the U.S. Government. Pools created and guaranteed by non-governmental issuers, including government-sponsored corporations, may be supported by various forms of insurance or guarantees, but there can be no assurance that private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Many of the risks of investing in mortgage-related securities secured by commercial mortgage loans (“CMBS”) reflect the effects of local and other economic conditions on real estate markets, the ability of tenants to make lease payments, and the ability of a property to attract and retain tenants. These securities may be less liquid and may exhibit greater price volatility than other types of mortgage-related or other asset-backed securities. Other asset-backed securities are created from many types of assets, including without limitation, auto loans, credit card receivables, home equity loans, and student loans. The Funds may invest in any level of the capital structure of an issuer of mortgage-backed or asset-backed securities, including the equity or “first loss” tranche.

Collateralized Debt Obligations  (“CDOs”) include Collateralized Bond Obligations (“CBOs”), Collateralized Loan Obligations (“CLOs”) and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is typically backed by a diversified pool of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the “equity” tranche

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which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically has higher ratings and lower yields than the underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults and aversion to CBO or CLO securities as a class. The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. CDOs carry additional risks including, but not limited to, (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments, (ii) the collateral may decline in value or default, (iii) a Fund may invest in CDOs that are subordinate to other classes, and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.

Collateralized Mortgage Obligations  (“CMOs”) are debt obligations of a legal entity that are collateralized by whole mortgage loans or private mortgage bonds and divided into classes. CMOs are structured into multiple classes, often referred to as “tranches”, with each class bearing a different stated maturity and entitled to a different schedule for payments of principal and interest, including prepayments. CMOs may be less liquid and may exhibit greater price volatility than other types of mortgage-related or asset-backed securities.

As CMOs have evolved, some classes of CMO bonds have become more common. For example, a Fund may invest in parallel-pay and planned amortization class (“PAC”) CMOs and multi-class pass-through certificates. Parallel-pay CMOs and multi-class pass-through certificates are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO and multi-class pass-through structures, must be retired by its stated maturity date or final distribution date but may be retired earlier. PACs generally require payments of a specified amount of principal on each payment date. PACs are parallel-pay CMOs with the required principal amount on such securities having the highest priority after interest has been paid to all classes. Any CMO or multi-class pass-through structure that includes PAC securities must also have support tranches — known as support bonds, companion bonds or non-PAC bonds — which lend or absorb principal cash flows to allow the PAC securities to maintain their stated maturities and final distribution dates within a range of actual prepayment experience. These support tranches are subject to a higher level of maturity risk compared to other mortgage-related securities, and usually provide a higher yield to compensate investors. If principal cash flows are received in amounts outside a pre-determined range such that the support bonds cannot lend or absorb sufficient cash flows to the PAC securities as intended, the PAC securities are subject to heightened maturity risk. A Fund may invest in various tranches of CMO bonds, including support bonds and equity or “first loss” tranches (see “Collateralized Debt Obligations” below).

Stripped Mortgage-Backed Securities  (“SMBS”) are derivative multi-class mortgage securities. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. An SMBS will have one class that will receive all of the interest (the interest-only or “IO” class), while the other class will receive the entire principal (the principal-only or “PO” class). IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund’s yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Funds may fail to recoup some or all of its initial investment in these securities even if the security is in one of the highest rating categories.

Payments received for IOs are included in interest income on the Statements of Operations. Because no principal will be received at the maturity of an IO, adjustments are made to the cost of the security on a monthly basis until maturity. These adjustments are included in interest income on the Statements of Operations. Payments received for POs are treated as reductions to the cost and par value of the securities.

Payment In-Kind Securities  Certain Funds may invest in payment in-kind securities (“PIKs”). PIKs may give the issuer the option at each interest payment date of making interest payments in either cash or additional debt securities. Those additional debt securities usually have the same terms, including maturity dates and interest rates, and associated risks as the original bonds. The daily market quotations of the original bonds may include the accrued interest (referred to as a dirty price) and require a pro rata adjustment from the unrealized appreciation (depreciation) on investments to interest receivable on the Statements of Assets and Liabilities.

Restricted Securities  Certain Funds may invest in securities that are subject to legal or contractual restrictions on resale. These securities

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may generally be sold privately, but are required to be registered or exempted from such registration before being sold to the public. Private placement securities are generally considered to be restricted except for those securities traded between qualified institutional investors under the provisions of Rule 144A of the Securities Act of 1933. Disposal of restricted securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult to achieve. Restricted securities held by the Funds at June 30, 2017 are disclosed in the Notes to Schedules of Investments.

U.S. Government Agencies or Government-Sponsored Enterprises  Certain Funds may invest in securities of U.S. Government agencies or government-sponsored enterprises. U.S. Government securities are obligations of and, in certain cases, guaranteed by, the U.S. Government, its agencies or instrumentalities. Some U.S. Government securities, such as Treasury bills, notes and bonds, and securities guaranteed by the Government National Mortgage Association (“GNMA” or “Ginnie Mae”), are supported by the full faith and credit of the U.S. Government; others, such as those of the Federal Home Loan Banks, are supported by the right of the issuer to borrow from the U.S. Department of the Treasury (the “U.S. Treasury”); and others, such as those of the Federal National Mortgage Association (“FNMA” or “Fannie Mae”), are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations. U.S. Government securities may include zero coupon securities. Zero coupon securities do not distribute interest on a current basis and tend to be subject to a greater risk than interest-paying securities.

Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and the Federal Home Loan Mortgage Corporation (“FHLMC” or “Freddie Mac”). FNMA is a government-sponsored corporation. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA, but are not backed by the full faith and credit of the U.S. Government. FHLMC issues Participation Certificates (“PCs”), which are pass-through securities, each representing an undivided interest in a pool of residential mortgages. FHLMC guarantees the timely payment of interest and ultimate collection of principal, but PCs are not backed by the full faith and credit of the U.S. Government.

Certain Funds may engage in strategies where they seek to extend the expiration or maturity of a position, such as a To-Be-Announced (“TBA”) security on an underlying asset, by closing out the position before expiration and opening a new position with respect to the same underlying asset with a later expiration date. TBA securities purchased or sold are reflected on the Statements of Assets and Liabilities as an asset or liability, respectively. Recently finalized FINRA rules include mandatory margin requirements for the TBA market that require the Funds to post collateral in connection with their TBA transactions. There is no similar requirement applicable to the Funds’ TBA counterparties. The required collateralization of TBA trades could increase the cost of TBA transactions to the Funds and impose added operational complexity.

Warrants  Certain Funds may receive warrants. Warrants are securities that are usually issued together with a debt security or preferred stock and that give the holder the right to buy a proportionate amount of common stock at a specified price. Warrants are freely transferable and are often traded on major exchanges. Warrants normally have a life that is measured in years and entitle the holder to buy common stock of a company at a price that is usually higher than the market price at the time the warrant is issued. Warrants may entail greater risks than certain other types of investments. Generally, warrants do not carry the right to receive dividends or exercise voting rights with respect to the underlying securities, and they do not represent any rights in the assets of the issuer. In addition, their value does not necessarily change with the value of the underlying securities, and they cease to have value if they are not exercised on or before their expiration date. If the market price of the underlying stock does not exceed the exercise price during the life of the warrant, the warrant will expire worthless. Warrants may increase the potential profit or loss to be realized from the investment as compared with investing the same amount in the underlying securities. Similarly, the percentage increase or decrease in the value of an equity security warrant may be greater than the percentage increase or decrease in the value of the underlying common stock. Warrants may relate to the purchase of equity or debt securities. Debt obligations with warrants attached to purchase equity securities have many characteristics of convertible securities and their prices may, to some degree, reflect the performance of the underlying stock. Debt obligations also may be issued with warrants attached to purchase additional debt securities at the same coupon rate. A decline in interest rates would permit a Fund to sell such warrants at a profit. If interest rates rise, these warrants would generally expire with no value.

When-Issued Transactions  Certain Funds may purchase or sell securities on a when-issued basis. These transactions are made conditionally because a security, although authorized, has not yet been issued in the market. Transactions to purchase or sell securities on a when-issued basis involve a commitment by a Fund to purchase or sell these securities for a predetermined price or yield, with payment and delivery taking place beyond the customary settlement period. A Fund may sell when-issued securities before they are delivered, which may result in a realized gain (loss).

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5. BORROWINGS AND OTHER FINANCING TRANSACTIONS

The following disclosures contain information on a Fund’s ability to lend or borrow cash or securities to the extent permitted under the Act, which may be viewed as borrowing or financing transactions by a Fund. The location of these instruments in each Fund’s financial statements is described below. For a detailed description of credit and counterparty risks that can be associated with borrowings and other financing transactions, please see Note 7, Principal Risks.

(a) Repurchase Agreements  Certain Funds may engage in repurchase agreements. Under the terms of a typical repurchase agreement, a Fund purchases an underlying debt obligation (collateral) subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time. The underlying securities for all repurchase agreements are held by a Fund’s custodian or designated subcustodians under tri-party repurchase agreements and in certain instances will remain in custody with the counterparty. The market value of the collateral must be equal to or exceed the total amount of the repurchase obligations, including interest. Repurchase agreements, if any, including accrued interest, are included on the Statements of Assets and Liabilities. Interest earned is recorded as a component of interest income on the Statements of Operations. In periods of increased demand for collateral, a Fund may pay a fee for the receipt of collateral, which may result in interest expense to the Fund.

(b) Reverse Repurchase Agreements  Certain Funds may enter into reverse repurchase agreements. In a reverse repurchase agreement, a Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. A Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered plus accrued interest payments to be made by a Fund to counterparties are reflected as a liability on the Statements of Assets and Liabilities. Interest payments made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price, please see Note 7; Principal Risks.

(c) Sale-Buybacks  Certain Funds may enter into financing transactions referred to as ‘sale-buybacks’. A sale-buyback transaction consists of a sale of a security by a Fund to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed-upon price and date. A Fund is not entitled to receive principal and interest payments, if any, made on the security sold to the counterparty during the term of the agreement. The agreed-upon proceeds for securities to be repurchased by a Fund are reflected as a liability on the Statements of Assets and Liabilities. A Fund will recognize net income represented by the price differential between the price received for the transferred security and the agreed-upon repurchase price. This is commonly referred to as the ‘price drop’. A price drop consists of (i) the foregone interest and inflationary income adjustments, if any, a Fund would have otherwise received had the security not been sold and (ii) the negotiated financing terms between a Fund and counterparty. Foregone interest and inflationary income adjustments, if any, are recorded as components of interest income on the Statements of Operations. Interest payments based upon negotiated financing terms made by a Fund to counterparties are recorded as a component of interest expense on the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. Sale-buybacks involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price; please see Note 7, Principal Risks.

(d) Mortgage Dollar Rolls  Certain Funds may enter into mortgage dollar roll transactions. Mortgage dollar rolls involve a Fund selling securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, same or similar interest rate and maturity) securities on a specified future date. The difference between the selling price and future purchase price is an adjustment to interest income on the Statements of Operations. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund’s dollar roll transactions are intended to enhance the Fund’s yield by earning a spread between the yield on the underlying mortgage securities and short-term interest rates. Dollar rolls involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price, please see Note 7, Principal Risks. RCS accounts for mortgage dollar rolls as financing transactions. Please see “Federal Income Tax Matters” in the Notes to Financial Statements for information regarding such treatment by RCS and its impact on the Fund’s distributions and related tax consequences.

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6. FINANCIAL DERIVATIVE INSTRUMENTS

The following disclosures contain information on how and why the Funds may use financial derivative instruments, the credit-risk-related contingent features in certain financial derivative instruments and how financial derivative instruments affect the Funds’ financial position, results of operations and cash flows. The location and fair value amounts of these instruments on the Statements of Assets and Liabilities and of the realized appreciation (depreciation) and changes in unrealized appreciation (depreciation) related to such instruments on the Statements of Operations, each categorized by type of financial derivative contract and related risk exposure, are included in a table in the Notes to Schedules of Investments. The financial derivative instruments outstanding as of period end and the amounts of realized and changes in unrealized appreciation (depreciation) on financial derivative instruments during the period, as disclosed in the Notes to Schedules of Investments, serve as indicators of the volume of financial derivative activity for the Funds.

PIMCO Global StocksPLUS® & Income Fund is subject to regulation as a commodity pool under the Commodity Exchange Act pursuant to recent rule changes by the Commodity Futures Trading Commission (the “CFTC”). The Manager has registered with the CFTC as a Commodity Pool Operator and a Commodity Trading Adviser with respect to the Fund, and is a member of the National Futures Association. As a result, additional CFTC-mandated disclosure, reporting and recordkeeping obligations apply to PIMCO Global StocksPLUS® & Income Fund. Compliance with the CFTC’s regulatory requirements could increase PIMCO Global StocksPLUS® & Income Fund’s expenses, adversely affecting its total return.

(a) Forward Foreign Currency Contracts  Certain Funds may enter into forward foreign currency contracts in connection with settling planned purchases or sales of securities, to hedge the currency exposure associated with some or all of a Fund’s securities or as a part of an investment strategy. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked to market daily, and the change in value is recorded by a Fund as an unrealized gain (loss). Realized gains (losses) are equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed and are recorded upon delivery or receipt of the currency. The contractual obligations of a buyer or seller of a forward foreign currency contract may generally be satisfied by taking or making physical delivery of the underlying currency, establishing an opposite position in the contract and recognizing the profit or loss on both positions simultaneously on the delivery date or, in some instances, paying a cash settlement before the designated date of delivery. These contracts may involve market risk in excess of the unrealized gain (loss) reflected on the Statements of Assets and Liabilities. Although forwards may be intended to minimize the risk of loss due to a decline in the value of the hedged currencies, at the same time, they tend to limit any potential gain which might result should the value of such currencies increase. In addition, a Fund could be exposed to risk if the counterparties are unable to meet the terms of the contracts or if the value of the currency changes unfavorably to the U.S. dollar. To mitigate such risk, cash or securities may be exchanged as collateral pursuant to the terms of the underlying contracts.

(b) Futures Contracts  Certain Funds may enter into futures contracts. A Fund may use futures contracts to manage its exposure to the securities markets or to movements in interest rates and currency values or for other investment purposes. Generally, a futures contract provides for the future sale by one party and purchase by another party of a specified quantity of the security or other financial instrument at a specified price and time. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in market value of the securities held by a Fund and the prices of futures contracts and the possibility of an illiquid market. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, a Fund is required to deposit with its futures broker an amount of cash, U.S. Government and Agency Obligations, or select sovereign debt, in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and based on changes in the price of the contracts, a Fund pays or receives cash or other eligible assets equal to the daily change in the value of the contract (“variation margin”). Gains (losses) are recognized but not considered realized until the contracts expire or close. Futures contracts involve, to varying degrees, risk of loss in excess of the variation margin included within exchange traded or centrally cleared financial derivative instruments on the Statements of Assets and Liabilities.

(c) Options Contracts  Certain Funds may write call and put options on securities and financial derivative instruments they own or in which they may invest. An option on an instrument (or an index) is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the instrument underlying the option (or the cash value of the index) at a specified exercise price at any time during the term of the option. Writing put options tends to increase a Fund’s exposure to the underlying instrument. Writing call options tends to decrease a Fund’s exposure to the underlying instrument. When a Fund writes a call or put, an amount equal to the premium received is recorded as a liability and subsequently marked to market to reflect the current value

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of the option written. These liabilities are included on the Statements of Assets and Liabilities. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or closed are added to the proceeds or offset against amounts paid on the underlying futures, swap, security or currency transaction to determine the realized gain (loss). Certain options may be written with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. A Fund as a writer of an option has no control over whether the underlying instrument may be sold (“call”) or purchased (“put”) and as a result bears the market risk of an unfavorable change in the price of the instrument underlying the written option. There is the risk a Fund may not be able to enter into a closing transaction because of an illiquid market.

Certain Funds may also purchase put and call options. Purchasing call options tends to increase a Fund’s exposure to the underlying instrument. Purchasing put options tends to decrease a Fund’s exposure to the underlying instrument. A Fund pays a premium which is included as an asset on the Statements of Assets and Liabilities and subsequently marked to market to reflect the current value of the option. Premiums paid for purchasing options which expire are treated as realized losses. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms. The risk associated with purchasing put and call options is limited to the premium paid. Premiums paid for purchasing options which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) when the underlying transaction is executed.

Options on Exchange-Traded Futures Contracts  Certain Funds may write or purchase options on exchange-traded futures contracts (“Futures Option”) to hedge an existing position or future investment, for speculative purposes or to manage exposure to market movements. A Futures Option is an option contract in which the underlying instrument is a single futures contract.

Options on Securities  Certain Funds may write or purchase options on securities. An option uses a specified security as the underlying instrument for the option contract. A Fund may write or purchase options to enhance returns or to hedge an existing position or future investment.

(d) Swap Agreements  Certain Funds may invest in swap agreements. Swap agreements are bilaterally negotiated agreements between a Fund and a counterparty to exchange or swap investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals. Swap agreements may be privately negotiated in the over the counter market (“OTC swaps”) or may be cleared through a third party, known as a central counterparty or derivatives clearing organization (“Centrally Cleared Swaps”). A Fund may enter into asset, credit default, cross-currency, interest rate, total return, variance and other forms of swap agreements to manage its exposure to credit, currency, interest rate, commodity, equity and inflation risk. In connection with these agreements, securities or cash may be identified as collateral or margin in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default or bankruptcy/insolvency.

Centrally Cleared Swaps are marked to market daily based upon valuations as determined from the underlying contract or in accordance with the requirements of the central counterparty or derivatives clearing organization. Changes in market value, if any, are reflected as a component of net change in unrealized appreciation (depreciation) on the Statements of Operations. Daily changes in valuation of centrally cleared swaps, if any, are recorded as variation margin on the Statements of Assets and Liabilities. OTC swap payments received or paid at the beginning of the measurement period are included on the Statements of Assets and Liabilities and represent premiums paid or received upon entering into the swap agreement to compensate for differences between the stated terms of the swap agreement and prevailing market conditions (credit spreads, currency exchange rates, interest rates, and other relevant factors). Upfront premiums received (paid) are initially recorded as liabilities (assets) and subsequently marked to market to reflect the current value of the swap. These upfront premiums are recorded as realized gain (loss) on the Statements of Operations upon termination or maturity of the swap. A liquidation payment received or made at the termination of the swap is recorded as realized gain (loss) on the Statements of Operations. Net periodic payments received or paid by a Fund are included as part of realized gain (loss) on the Statements of Operations.

For purposes of applying a Fund’s investment policies and restrictions, swap agreements are generally valued by a Fund at market value. In the case of a credit default swap, in applying certain of a Fund’s investment policies and restrictions, the Funds will value the credit default swap at its notional value or its full exposure value (i.e., the sum of the notional amount for the contract plus the market value), but may value the credit default swap at market value for purposes of applying certain of a Fund’s other investment policies and restrictions. For example, a Fund may value credit default swaps at full exposure value for purposes of a Fund’s credit quality guidelines (if any) because such value in general better reflects a Fund’s actual economic exposure during the term of the credit default swap agreement. As a result, a Fund may, at times have notional exposure to an asset class (before netting) that is greater or lesser than the stated limit or restriction noted in a Fund’s prospectus. In this context, both the notional amount

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and the market value may be positive or negative depending on whether a Fund is selling or buying protection through the credit default swap. The manner in which certain securities or other instruments are valued by a Fund for purposes of applying investment policies and restrictions may differ from the manner in which those investments are valued by other types of investors.

Entering into swap agreements involves, to varying degrees, elements of interest, credit, market and documentation risk in excess of the amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates or the asset upon which the swap is based.

A Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. The risk may be mitigated by having a master netting arrangement between a Fund and the counterparty and by the posting of collateral to a Fund to cover a Fund’s exposure to the counterparty.

To the extent a Fund has a policy to limit the net amount owed to or to be received from a single counterparty under existing swap agreements, such limitation only applies to counterparties to over the counter swaps and does not apply to centrally cleared swaps where the counterparty is a central counterparty or derivatives clearing organization.

Credit Default Swap Agreements  Certain Funds may use credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues to provide a measure of protection against defaults of the issuers (i.e., to reduce risk where a Fund owns or has exposure to the referenced obligation) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. Credit default swap agreements involve one party making a stream of payments (referred to as the buyer of protection) to another party (the seller of protection) in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the swap agreement, undergoes a certain credit event. As a seller of protection on credit default swap agreements, a Fund will generally receive from the buyer of protection a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

If a Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either

(i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. If a Fund is a buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, a Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and deliver the referenced obligation, other deliverable obligations or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event has occurred, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on corporate or sovereign issues involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default or other credit event. If a credit event occurs and cash settlement is not elected, a variety of other deliverable obligations may be delivered in lieu of the specific referenced obligation. The ability to deliver other obligations may result in a cheapest-to-deliver option (the buyer of protection’s right to choose the deliverable obligation with the lowest value following a credit event).

Credit default swap agreements on asset-backed securities involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event that the referenced entity, obligation or index, as specified in the agreement, undergoes a certain credit event. Unlike credit default swaps on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues, deliverable obligations in most instances would be limited to the specific referenced obligation, as performance for asset-backed securities can vary across deals. Prepayments, principal paydowns, and other writedown or loss events on the underlying mortgage loans will reduce the outstanding principal balance of the referenced obligation. These reductions may be temporary or permanent as defined under the terms of the swap agreement and the notional amount for the swap

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agreement will be adjusted by corresponding amounts. A Fund may use credit default swaps on asset-backed securities to provide a measure of protection against defaults of the referenced obligation or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default.

Credit default swap agreements on credit indices involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising the credit index. A credit index is a basket of credit instruments or exposures designed to be representative of some part of the credit market as a whole. These indices are made up of reference credits that are judged by a poll of dealers to be the most liquid entities in the credit default swap market based on the sector of the index. Components of the indices may include, but are not limited to, investment grade securities, high yield securities, asset-backed securities, emerging markets, and/or various credit ratings within each sector. Credit indices are traded using credit default swaps with standardized terms including a fixed spread and standard maturity dates. An index credit default swap references all the names in the index, and if there is a default, the credit event is settled based on that name’s weight in the index. The composition of the indices changes periodically, usually every six months, and for most indices, each name has an equal weight in the index. Credit default swaps on credit indices may be used to hedge a portfolio of credit default swaps or bonds, which is less expensive than it would be to buy many credit default swaps to achieve a similar effect or to take an active long or short position with respect to the likelihood of a particular referenced obligation’s default. Credit default swaps on indices are instruments often used to attempt to protect investors owning bonds against default, but may also be used for speculative purposes.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements on corporate, loan, sovereign, U.S. municipal or U.S. Treasury issues as of period end, if any, are disclosed in the Notes to Schedules of Investments. They serve as an indicator of the current status of payment/performance risk and represent the likelihood or risk of default for the reference entity. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. For credit default swap agreements on asset-backed securities and credit indices, the quoted market prices and resulting values serve as the indicator of the current status of the payment/performance risk. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement.

The maximum potential amount of future payments (undiscounted) that a Fund as a seller of protection could be required to make under a credit default swap agreement equals the notional amount of the agreement. Notional amounts of each individual credit default swap agreement outstanding as of period end for which a Fund is the seller of protection are disclosed in the Notes to Schedules of Investments. These potential amounts would be partially offset by any recovery values of the respective referenced obligations, upfront payments received upon entering into the agreement, or net amounts received from the settlement of buy protection credit default swap agreements entered into by a Fund for the same referenced entity or entities.

Interest Rate Swap Agreements  Certain Funds are subject to interest rate risk exposure in the normal course of pursuing their investment objectives. The value of the fixed rate bonds that the Funds hold may decrease if interest rates rise. To help hedge against this risk and to maintain its ability to generate income at prevailing market rates, a Fund may enter into interest rate swap agreements. Interest rate swap agreements involve the exchange by a Fund with another party for their respective commitment to pay or receive interest on the notional amount of principal. Certain forms of interest rate swap agreements may include: (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”, (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”, (iii) interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels, (iv) callable interest rate swaps, under which the buyer pays an upfront fee in consideration for the right to early terminate the swap transaction in whole, at zero cost and at a predetermined date and time prior to the maturity date, (v) spreadlocks, which allow the interest rate swap users to lock in the forward differential (or spread) between the interest rate swap rate and a specified benchmark, or (vi) basis swaps, under which two parties can exchange variable interest rates based on different segments of money markets.

Total Return Swap Agreements  Certain Funds may enter into total return swap agreements to gain or mitigate exposure to the underlying reference asset. Total return swap agreements involve commitments where single or multiple cash flows are exchanged based on the price of an underlying reference asset and on a fixed or variable interest rate. Total return swap agreements may involve commitments to pay interest

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in exchange for a market-linked return. One counterparty pays out the total return of a specific reference asset, which may include an underlying equity, index, or bond, and in return receives a fixed or variable rate. At the maturity date, a net cash flow is exchanged where the total return is equivalent to the return of the underlying reference less a financing rate, if any. As a receiver, a Fund would receive payments based on any net positive total return and would owe payments in the event of a net negative total return. As the payer, a Fund would owe payments on any net positive total return, and would receive payments in the event of a net negative total return. A Fund’s use of a total return swap exposes the Fund to credit loss in the event of nonperformance by the swap counterparty. Risk may also arise from the unanticipated movements in value of exchange rates, interest rates, securities, or the index.

Asset Segregation  Certain of the transactions described above can be viewed as constituting a form of borrowing or financing transaction by a Fund. In such event, a Fund may but is not required to cover its commitment under such transactions by segregating or “earmarking” assets in accordance with procedures adopted by the Board, in which case such transactions will not be considered “senior securities” by the Fund. With respect to forwards, futures contracts, options and swaps that are contractually permitted or required to cash settle (i.e., where physical delivery of the underlying reference asset is not required), a Fund (other than PIMCO Dynamic Income Fund) is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value. By segregating or earmarking liquid assets equal to only its net marked-to-market obligation under derivatives that are required to cash settle, a Fund will have the ability to employ leverage to a greater extent than if a Fund were to segregate or earmark liquid assets equal to the full notional value of the derivative. For PIMCO Dynamic Income Fund, with respect to forwards and futures contracts and interest rate swaps that are contractually required to cash settle (i.e., where physical delivery of the underlying reference asset is not permitted or physical settlement is not otherwise involved), the Fund is permitted to segregate or earmark liquid assets equal to the Fund’s daily marked-to-market net obligation under the derivative instrument, if any, rather than the derivative’s full notional value, but will segregate full notional value, as applicable, with respect to other derivative instruments (including written credit default swaps, written total return swaps and written options) that contractually require or permit physical delivery of securities or other underlying assets.

7. PRINCIPAL RISKS

In the normal course of business, the Funds trade financial instruments and enter into financial transactions where risk of potential loss exists due to such things as changes in the market (market risk) or failure or inability of the other party to a transaction to perform (credit and counterparty risk). See below for a detailed description of select principal risks. For a more comprehensive list of potential risks the Funds may be subject to, please see the Important Information About the Funds.

Market Risks  A Fund’s investments in financial derivative instruments and other financial instruments expose the Fund to various risks such as, but not limited to, interest rate, foreign (non-U.S.) currency, equity and commodity risks.

Interest rate risk is the risk that fixed income securities and other instruments held by a Fund will decline in value because of changes in interest rates. As nominal interest rates rise, the value of certain fixed income securities held by a Fund is likely to decrease. A nominal interest rate can be described as the sum of a real interest rate and an expected inflation rate. Interest rate changes can be sudden and unpredictable, and a Fund may lose money if these changes are not anticipated by the Fund’s management. A Fund may not be able to hedge against changes in interest rates or may choose not to do so for cost or other reasons. In addition, any hedges may not work as intended.

Fixed income securities with longer durations tend to be more sensitive to changes in interest rates, usually making them more volatile than securities with shorter durations. Duration is a measure used to determine the sensitivity of a security’s price to changes in interest rates that incorporates a security’s yield, coupon, final maturity and call features, among other characteristics. Duration is useful primarily as a measure of the sensitivity of a fixed income security’s market price to interest rate (i.e. yield) movements. All other things remaining equal, for each one percentage point increase in interest rates, the value of a portfolio of fixed income investments would generally be expected to decline by one percent for every year of the portfolio’s average duration above zero. For example, the value of a portfolio of fixed income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Convexity is an additional measure used to understand a security’s interest rate sensitivity. Convexity measures the rate of change of duration in response to changes in interest rates and may be positive or negative Securities with negative convexity may experience greater losses during periods of rising interest rates, and accordingly Funds holding such securities may be subject to a greater risk of losses in periods of rising interest rates. A wide variety of factors can cause interest rates to rise (e.g., central bank monetary policies, inflation rates, general economic conditions, etc.). Under current economic conditions, interest rates are near historically low levels. Thus, the Funds currently face a heightened level of interest rate risk, especially since the Federal Reserve Board has ended its quantitative

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easing program and has begun, and may continue, to raise interest rates. To the extent the Federal Reserve Board continues to raise interest rates, there is a risk that rates across the financial system may rise. During periods of very low or negative interest rates, a Fund may be unable to maintain positive returns. Changing interest rates, including rates that fall below zero, may have unpredictable effects on markets, may result in heightened market volatility and may detract from Fund performance to the extent a Fund is exposed to such interest rates. Rising interest rates may result in a decline in value of a Fund’s fixed-income investments and in periods of volatility. Further, while U.S. bond markets have steadily grown over the past three decades, dealer “market making” ability has remained relatively stagnant. As a result, dealer inventories of certain types of bonds and similar instruments, which provide a core indication of the ability of financial intermediaries to “make markets,” are at or near historic lows in relation to market size. Because market makers provide stability to a market through their intermediary services, the significant reduction in dealer inventories could potentially lead to decreased liquidity and increased volatility in the fixed income markets. Such issues may be exacerbated during periods of economic uncertainty. All of these factors, collectively and/or individually, could cause a Fund to lose value.

Foreign (non-U.S.) securities in this report are classified by the country of incorporation of a holding. In certain instances, a security’s country of incorporation may be different from its country of economic exposure. If a Fund invests directly in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, foreign (non-U.S.) currencies, or in financial derivatives that provide exposure to foreign (non-U.S.) currencies, it will be subject to the risk that those currencies will decline in value relative to the base currency of the Fund, or, in the case of hedging positions, that the Fund’s base currency will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or the failure to intervene) by U.S. or foreign governments, central banks or supranational entities such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the United States or abroad. As a result, a Fund’s investments in foreign currency denominated securities may reduce the Fund’s returns.

The market values of a Fund’s investments may decline due to general market conditions which are not specifically related to a particular company or issuer, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment. They may also decline due to factors which affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. Equity securities and equity related investments generally have greater market price volatility than fixed income securities, although under certain market conditions fixed income securities may have comparable or greater price volatility. Credit ratings downgrades may also negatively affect securities held by a Fund. Even when markets perform well, there is no assurance that the investments held by a Fund will increase in value along with the broader market. In addition, market risk includes the risk that geopolitical events will disrupt the economy on a national or global level.

A Fund’s investments in commodity-linked financial derivative instruments may subject the Fund to greater market price volatility than investments in traditional securities. The value of commodity-linked financial derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

Credit and Counterparty Risks  A Fund will be exposed to credit risk to parties with whom it trades and will also bear the risk of settlement default. A Fund seeks to minimize concentrations of credit risk by undertaking transactions with a large number of counterparties on recognized and reputable exchanges, where applicable. Over the counter (“OTC”) derivative transactions are subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally cleared derivative transactions might not be available for OTC derivative transactions. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund’s clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. A Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a financial derivatives contract, repurchase agreement or a loan of portfolio securities, is unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. Securities are subject to varying degrees of credit risk, which are often reflected in credit ratings.

Similar to credit risk, a Fund may be exposed to counterparty risk, or the risk that an institution or other entity with which a Fund has unsettled or open transactions will default. PIMCO, as the Manager, seeks to minimize counterparty risks to the Funds through a number of ways. Prior to entering into transactions with a new counterparty, the PIMCO Counterparty Risk Committee conducts an extensive credit review of such counterparty and must approve the use of such counterparty. Furthermore, pursuant to the terms of the underlying contract, to the extent that unpaid amounts owed to a Fund exceed a

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predetermined threshold, such counterparty is required to advance collateral to the Fund in the form of cash or securities equal in value to the unpaid amount owed to the Fund. A Fund may invest such collateral in securities or other instruments and will typically pay interest to the counterparty on the collateral received. If the unpaid amount owed to a Fund subsequently decreases, the Fund would be required to return to the counterparty all or a portion of the collateral previously advanced. PIMCO’s attempts to minimize counterparty risk may, however, be unsuccessful.

All transactions in listed securities are settled/paid for upon delivery using approved counterparties. The risk of default is considered minimal, as delivery of securities sold is only made once a Fund has received payment. Payment is made on a purchase once the securities have been delivered by the counterparty. The trade will fail if either party fails to meet its obligation.

8. MASTER ARRANGEMENTS

The Funds may be subject to various netting arrangements with select counterparties (“Master Agreements”). Master Agreements govern the terms of certain transactions, and are intended to reduce the counterparty risk associated with relevant transactions by specifying credit protection mechanisms and providing standardization that is intended to improve legal certainty. Each type of Master Agreement governs certain types of transactions. Different types of transactions may be traded out of different legal entities or affiliates of a particular organization, resulting in the need for multiple agreements with a single counterparty. As the Master Agreements are specific to unique operations of different asset types, they allow a Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single Master Agreement with a counterparty. For financial reporting purposes the Statements of Assets and Liabilities generally present derivative assets and liabilities on a gross basis, which reflects the full risks and exposures prior to netting.

Master Agreements can also help limit counterparty risk by specifying collateral posting arrangements at pre-arranged exposure levels. Under most Master Agreements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Agreement with a counterparty in a given account exceeds a specified threshold, which typically ranges from zero to $250,000 depending on the counterparty and the type of Master Agreement. United States Treasury Bills and U.S. dollar cash are generally the preferred forms of collateral, although other forms of AAA rated paper or sovereign securities may be used depending on the terms outlined in the applicable Master Agreement. Securities and cash pledged as collateral are reflected as assets on the Statements of Assets and Liabilities as either a component of

Investments at value (securities) or Deposits with counterparty. Cash collateral received is not typically held in a segregated account and as such is reflected as a liability on the Statements of Assets and Liabilities as Deposits from counterparty. The market value of any securities received as collateral is not reflected as a component of NAV. A Fund’s overall exposure to counterparty risk can change substantially within a short period, as it is affected by each transaction subject to the relevant Master Agreement.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and sale-buyback transactions between a Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. The market value of transactions under the Master Repo Agreement, collateral pledged or received, and the net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

Master Securities Forward Transaction Agreements (“Master Forward Agreements”) govern certain forward settling transactions, such as TBA securities, delayed-delivery or sale-buyback transactions by and between a Fund and select counterparties. The Master Forward Agreements maintain provisions for, among other things, transaction initiation and confirmation, payment and transfer, events of default, termination, and maintenance of collateral. The market value of forward settling transactions, collateral pledged or received, and the net exposure by counterparty as of period end is disclosed in the Notes to Schedules of Investments.

Customer Account Agreements and related addenda govern cleared derivatives transactions such as futures, options on futures, and cleared OTC derivatives. Cleared derivatives transactions require posting of initial margin as determined by each relevant clearing agency which is segregated at a broker account registered with the CFTC, or the applicable regulator. In the United States, counterparty risk may be reduced as creditors of a futures broker do not have a claim to Fund assets in the segregated account. Portability of exposure reduces risk to the Funds. Variation margin, or changes in market value, are exchanged daily, but may not be netted between futures and cleared OTC derivatives unless the parties have agreed to a separate arrangement in respect of portfolio margining. The market value or accumulated unrealized appreciation (depreciation), initial margin posted, and any unsettled variation margin as of period end is disclosed in the Notes to Schedule of Investments.

Prime Broker Arrangements may be entered into to facilitate execution and/or clearing of listed equity option transactions or short sales of equity securities between a Fund and selected counterparties. The

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arrangements provide guidelines surrounding the rights, obligations, and other events, including, but not limited to, margin, execution, and settlement. These agreements maintain provisions for, among other things, payments, maintenance of collateral, events of default, and termination. Margin and other assets delivered as collateral are typically in the possession of the prime broker and would offset any obligations due to the prime broker. The market values of listed options and securities sold short and related collateral are disclosed in the Notes to Schedule of Investments.

International Swaps and Derivatives Association, Inc. Master Agreements and Credit Support Annexes (“ISDA Master Agreements”) govern bilateral OTC derivative transactions entered into by a Fund with select counterparties. ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral posting and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding transactions under the applicable ISDA Master Agreement. Any election to terminate early could be material to the financial statements. In limited circumstances, the ISDA Master Agreement may contain additional provisions that add counterparty protection beyond coverage of existing daily exposure if the counterparty has a decline in credit quality below a predefined level. These amounts, if any, may be segregated with a third-party custodian. The market value of OTC financial derivative instruments, collateral received or pledged, and net exposure by counterparty as of period end are disclosed in the Notes to Schedules of Investments.

9. FEES AND EXPENSES

(a) Management Fee  Pursuant to the Investment Management Agreement with PIMCO (the “Agreement”), and subject to the supervision of the Board, PIMCO is responsible for providing to each Fund investment guidance and policy direction in connection with the management of the Fund, including oral and written research, analysis, advice, and statistical and economic data and information. In addition, pursuant to the Agreement and subject to the general supervision of the Board, PIMCO, at its expense, provides or causes to be furnished most other supervisory and administrative services the Funds require, including but not limited to, expenses of most third-party service providers (e.g., audit, custodial, legal, transfer agency, printing) and other expenses, such as those associated with insurance, proxy solicitations and mailings for shareholder meetings, New York Stock Exchange listing and related fees, tax services, valuation services and other services the Funds require for their daily operations.

Pursuant to the Agreement, PIMCO receives an annual fee, payable monthly, at the annual rates shown in the table below:

Fund Name	Annual Rate
PCM Fund, Inc.	0.900%	(1)
PIMCO Global StocksPLUS® & Income Fund	1.105%	(2)
PIMCO Income Opportunity Fund	1.055%	(1)
PIMCO Strategic Income Fund, Inc.	0.955%	(3)
PIMCO Dynamic Credit and Mortgage Income Fund	1.150%	(4)
PIMCO Dynamic Income Fund	1.150%	(4)

(1)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements and borrowings).

(2)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any preferred shares and borrowings that may be outstanding) minus accrued liabilities (other than liabilities representing borrowings).

(3)	Management fees calculated based on the Fund’s average daily net asset value (including daily net assets attributable to any preferred shares of the Fund that may be outstanding).
(4)

Management fees calculated based on the Fund’s average daily “total managed assets”. Total managed assets refer to the total assets of each Fund (including assets attributable to any reverse repurchase agreements, dollar rolls, borrowings and preferred shares that may be outstanding) minus accrued liabilities (other than liabilities representing reverse repurchase agreements, dollar rolls and borrowings).

(b) Fund Expenses  Each Fund bears other expenses, which may vary and affect the total level of expenses paid by shareholders, such as (i) salaries and other compensation or expenses, including travel expenses of any of the Fund’s executive officers and employees, if any, who are not officers, directors, shareholders, members, partners or employees of PIMCO or its subsidiaries or affiliates; (ii) taxes and governmental fees, if any, levied against the Fund; (iii) brokerage fees and commissions and other portfolio transaction expenses incurred by or for the Fund (including, without limitation, fees and expenses of outside legal counsel or third-party consultants retained in connection with reviewing, negotiating and structuring specialized loan and other investments made by the Fund, subject to specific or general authorization by the Fund’s Board); (iv) expenses of the Fund’s securities lending (if any), including any securities lending agent fees, as governed by a separate securities lending agreement; (v) costs, including interest expense, of borrowing money or engaging in other types of leverage financing, including, without limitation, through the use by the Fund of reverse repurchase agreements, tender option bonds, bank borrowings and credit facilities; (vi) costs, including dividend and/or interest expenses and other costs (including, without limitation, offering and related legal costs, fees to brokers, fees to auction agents, fees to transfer agents, fees to ratings agencies and fees to auditors associated with satisfying ratings agency requirements for preferred shares or other securities issued by the Fund and other related requirements in the Fund’s organizational documents) associated with the Fund’s issuance, offering, redemption and

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Notes to Financial Statements (Cont.)

maintenance of preferred shares, commercial paper or other senior securities for the purpose of incurring leverage; (vii) fees and expenses of any underlying funds or other pooled investment vehicles in which the Fund invests; (viii) dividend and interest expenses on short positions taken by the Fund; (ix) fees and expenses, including travel expenses, and fees and expenses of legal counsel retained for their benefit, of Trustees who are not officers, employees, partners, shareholders or members of PIMCO or its subsidiaries or affiliates; (x) extraordinary expenses, including extraordinary legal expenses, that may arise, including expenses incurred in connection with litigation, proceedings, other claims, and the legal obligations of the Fund to indemnify its Trustees, officers, employees, shareholders, distributors, and agents with respect thereto; (xi) organizational and offering expenses of the Fund, including with respect to share offerings, such as rights offerings and shelf offerings, following the Fund’s initial offering, and expenses associated with tender offers and other share repurchases and redemptions; and (xii) expenses of the Fund which are capitalized in accordance with U.S. GAAP.

Each of the Trustees of the Funds who is not an “interested person” under Section 2(a)(19) of the Act, (the “Independent Trustees”) also serves as a trustee of a number of other closed-end funds for which PIMCO serves as investment manager (together with the Funds, the “PIMCO Closed-End Funds”), as well as PIMCO Flexible Credit Income Fund, a closed end management investment company managed by PIMCO that is operated as an “interval fund” (“PFLEX”), and PIMCO Managed Accounts Trust, an open-end investment company with multiple series for which PIMCO serves as investment adviser and administrator (“PMAT” and, together with the PIMCO Closed-End Funds and PFLEX the “PIMCO-Managed Funds”). In addition, each of the Independent Trustees also serves as a trustee of certain investment companies (together, the “Allianz-Managed Funds”), for which Allianz Global Investors U.S. LLC (“AllianzGI U.S.”), an affiliate of PIMCO, serves as investment adviser. Prior to the close of business on September 5, 2014, a predecessor entity of AllianzGI U.S. served as investment manager of PMAT and the PIMCO Closed-End Funds.

Each Independent Trustee currently receives annual compensation of $225,000 for his or her service on the Boards of the PIMCO-Managed Funds, payable quarterly. The Independent Chairman of the Boards receives an additional $75,000 per year, payable quarterly. The Audit Oversight Committee Chairman receives an additional $50,000 annually, payable quarterly. Trustees are also reimbursed for meeting-related expenses.

Each Trustee’s compensation for his or her service as a Trustee on the Boards of the PIMCO Managed Funds and other costs in connection with joint meetings of such Funds are allocated among the PIMCO-Managed Funds, as applicable, on the basis of fixed percentages between PMAT, PFLEX and the PIMCO Closed-End Funds. Trustee compensation and other costs will then be further allocated pro rata among the individual PIMCO-Managed Funds within each grouping based on each such PIMCO-Managed Fund’s relative net assets.

10. RELATED PARTY TRANSACTIONS

The Manager is a related party. Fees payable to this party are disclosed in Note 9, Fees and Expenses, and the accrued related party fee amounts are disclosed on the Statements of Assets and Liabilities.

Certain Funds are permitted to purchase or sell securities from or to certain related affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Funds from or to another fund or portfolio that are, or could be, considered an affiliate, or an affiliate of an affiliate, by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 under the Act. Further, as defined under the procedures, each transaction is effected at the current market price. During the period ended June 30, 2017, the Funds below engaged in purchases and sales of securities pursuant to Rule 17a-7 under the Act (amounts in thousands†):

Fund Name	Purchases	Sales
PCM Fund, Inc.	$179	$6,035
PIMCO Global StocksPLUS® & Income Fund	1,277	1,832
PIMCO Income Opportunity Fund	4,121	22,330
PIMCO Strategic Income Fund, Inc.	0	7,058
PIMCO Dynamic Credit and Mortgage Income Fund	49,925	577,321
PIMCO Dynamic Income Fund	11,452	114,737

†	A zero balance may reflect actual amounts rounding to less than one thousand.

11. GUARANTEES AND INDEMNIFICATIONS

Under the organizational documents of PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund each Trustee and officer is indemnified, to the extent permitted by the Act, against certain liabilities that may arise out of performance of their duties to the Funds. Under the organizational documents of PCM Fund, Inc., and PIMCO Strategic Income Fund, Inc., each Director and officer is indemnified to the fullest extent permitted by Maryland law and the Act. For PCM Fund, Inc., employees and agents of the Fund are also indemnified to the maximum extent permitted by Maryland Law and the Act. For PIMCO Strategic Income Fund, Inc., employees and agents of the Fund may be indemnified to the extent determined by the Board and subject to the limitations of the Act. Additionally, in the normal course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds have not had prior claims or losses pursuant to these contracts.

114	PIMCO CLOSED-END FUNDS

June 30, 2017

12. PURCHASES AND SALES OF SECURITIES

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. A change in the securities held by a Fund is known as “portfolio turnover.” Each Fund may engage in frequent and active trading of portfolio securities to achieve its investment objective, particularly during periods of volatile market movements. High portfolio turnover may involve correspondingly greater transaction costs to a Fund, including brokerage commissions or dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities. Such sales may also result in realization of taxable capital gains, including short-term capital gains (which are generally taxed at ordinary income tax rates). The transaction costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. The portfolio turnover rates are reported in the Financial Highlights.

Purchases and sales of securities (excluding short-term investments) for the period ended June 30, 2017, were as follows (amounts in thousands):

	U.S. Government/Agency		All Other
Fund Name	Purchases	Sales	Purchases	Sales
PCM Fund, Inc.	$3,077	$330	$45,528	$24,471
PIMCO Global StocksPLUS® & Income Fund	3,064	438	41,652	36,295
PIMCO Income Opportunity Fund	9,444	2,076	171,272	148,972
PIMCO Strategic Income Fund, Inc.	109,597	2,493	110,912	72,973
PIMCO Dynamic Credit and Mortgage Income Fund	84,273	15,150	2,214,529	1,607,390
PIMCO Dynamic Income Fund	34,756	12,645	707,197	423,576

13. COMMON SHARES OFFERING

On March 23, 2017, the SEC declared effective a registration statement filed using the “shelf” registration process for PIMCO Dynamic Income Fund. Pursuant to the shelf registration, PIMCO Dynamic Income Fund may offer and sell, from time to time, in one or more offerings, up to 9,500,000 of its Common Shares, par value $0.00001 per share. The aggregate sale proceeds for the sales of the PIMCO Dynamic Income Fund Common Shares are subject to an aggregate cap of $275,685,250. The Fund may not sell any Common Shares at a price below the current NAV of such common shares, exclusive of any distributing commission or discount. Sales of the Common Shares, if any, may be made in negotiated transactions or transactions that are deemed to be “at the market”, including sales made directly on the NYSE or sales made to or through a market maker other than on an exchange. During the fiscal year ended June 30, 2017, the Fund sold 1,767,791 Common Shares. Proceeds from the offerings during the fiscal year ended June 30, 2017 (net of commissions and fees) were $51,314,917.

14. BASIS FOR CONSOLIDATION

PCILS I LLC and PDILS I LLC (each a “Subsidiary” and, collectively, the “Subsidiaries”), both Delaware LLC exempted companies, were formed as wholly owned subsidiaries acting as investment vehicles for PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund (for purposes of this section, each a “Fund” and, collectively, the “Funds”), respectively, in order to effect certain investments consistent with each Fund’s objectives and policies in effect from time to time. PCILS I LLC and PDILS I LLC were formed on March 7, 2013 and March 12, 2013, respectively. PIMCO Dynamic Income Credit and Mortgage Fund’s and PIMCO Dynamic Income

Fund’s investment portfolios have been consolidated and include the portfolio holdings of each Fund’s respective Subsidiary. Accordingly, the consolidated financial statements for each Fund include the accounts of each Fund’s respective subsidiary. All inter-company transactions and balances have been eliminated. This structure was established so that certain loans could be held by a separate legal entity from the Funds. As of June 30, 2017, the Subsidiaries had no investments outstanding.

15. REGULATORY AND LITIGATION MATTERS

The Funds are not named as defendants in any material litigation or arbitration proceedings and are not aware of any material litigation or claim pending or threatened against them.

The foregoing speaks only as of the date of the preparation of this report.

16. FEDERAL INCOME TAX MATTERS

Each Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and distribute all of its taxable income and net realized gains, if applicable, to shareholders. Accordingly, no provision for Federal income taxes has been made.

The Funds may be subject to local withholding taxes, including those imposed on realized capital gains. Any applicable foreign capital gains tax is accrued daily based upon net unrealized gains, and may be payable following the sale of any applicable investments.

In accordance with U.S. GAAP, the Manager has reviewed the Funds’ tax positions for all open tax years. As of June 30, 2017, the Funds have recorded no liability for net unrecognized tax benefits relating to

ANNUAL REPORT	JUNE 30, 2017	115

Notes to Financial Statements (Cont.)

uncertain income tax positions they have taken or expect to take in future tax returns.

The Funds file U.S. tax returns. While the statute of limitations remains open to examine the Funds’ U.S. tax returns filed for the fiscal years ending in 2013-2016, no examinations are in progress or anticipated at this time. The Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

As of June 30, 2017, the components of distributable taxable earnings are as follows (amounts in thousands†):

	Undistributed Ordinary Income(1)	Undistributed Long-Term Capital Gains	Net Tax Basis Unrealized Appreciation/ (Depreciation)(2)	Other Book-to-Tax Accounting Differences(3)	Accumulated Capital Losses(4)	Qualified Late-Year Loss Deferral - Capital(5)	Qualified Late-Year Loss Deferral - Ordinary(6)
PCM Fund, Inc.	$2,040	$0	$9,129	$(925)	$(4,894)	$0	$0
PIMCO Global StocksPLUS® & Income Fund	0	0	8,729	(1,840)	(29,396)	0	0
PIMCO Income Opportunity Fund	0	0	45,918	(3,231)	(8,008)	0	0
PIMCO Strategic Income Fund, Inc.	0	0	18,476	(3,366)	(38,521)	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	11,172	0	44,539	(25,695)	(160,253)	0	0
PIMCO Dynamic Income Fund	2,966	0	225,457	(11,579)	(15,026)	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(1)	Includes undistributed short-term capital gains, if any.
(2)

Adjusted for open wash sale loss deferrals and accelerated recognition of unrealized gain or loss on certain futures, options and forward contracts for federal income tax purposes. Also adjusted for differences between book and tax realized and unrealized gain/loss on swap contracts, partnership adjustments, passive foreign investment companies (PFICs), sale/buyback transactions, and Lehman securities.

(3)

Represents differences in income tax regulations and financial accounting principles generally accepted in the United States of America, mainly for straddle loss deferrals and distributions payable at fiscal year-end.

(4)	Capital losses available to offset future net capital gains expire in varying amounts as shown below.
(5)	Capital losses realized during the period November 1, 2016 through June 30, 2017 which the Funds elected to defer to the following taxable year pursuant to income tax regulations.
(6)

Specified losses realized during the period November 1, 2016 through June 30, 2017 and Ordinary losses realized during the period January 1, 2017 through June 30, 2017, which the Funds elected to defer to the following taxable year pursuant to income tax regulations.

As of June 30, 2017, the Funds had accumulated capital losses expiring in the following years (amounts in thousands†).

The Funds will resume capital gain distributions in the future to the extent gains are realized in excess of accumulated capital losses.

	Expiration of Accumulated Capital Losses
	06/30/2018	06/30/2019
PCM Fund, Inc.	$1,419	$0
PIMCO Global StocksPLUS® & Income Fund	5,575	0
PIMCO Income Opportunity Fund	0	0
PIMCO Strategic Income Fund, Inc.	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	0	0
PIMCO Dynamic Income Fund	0	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Under the Regulated Investment Company Modernization Act of 2010, a fund is permitted to carry forward any new capital losses for an unlimited period. Additionally, such capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term under previous law.

As of June 30, 2017, the Funds had the following post-effective capital losses with no expiration (amounts in thousands†):

	Short-Term	Long-Term
PCM Fund, Inc.	$1,264	$2,211
PIMCO Global StocksPLUS® & Income Fund	23,821	0
PIMCO Income Opportunity Fund	5,893	2,115
PIMCO Strategic Income Fund, Inc.	38,521	0
PIMCO Dynamic Credit and Mortgage Income Fund	111,251	49,002
PIMCO Dynamic Income Fund	0	15,026

†	A zero balance may reflect actual amounts rounding to less than one thousand.

116	PIMCO CLOSED-END FUNDS

June 30, 2017

As of June 30, 2017, the aggregate cost and the net unrealized appreciation/(depreciation) of investments for federal income tax purposes are as follows (amounts in thousands†):

	Federal Tax Cost	Unrealized Appreciation	Unrealized (Depreciation)	Net Unrealized Appreciation/ (Depreciation)(7)
PCM Fund, Inc.	$174,502	$16,740	$(7,737)	$9,003
PIMCO Global StocksPLUS® & Income Fund	144,485	17,040	(7,683)	9,357
PIMCO Income Opportunity Fund	536,534	65,083	(22,377)	42,706
PIMCO Strategic Income Fund, Inc.	907,016	24,460	(13,786)	10,674
PIMCO Dynamic Credit and Mortgage Income Fund	5,337,342	350,832	(220,900)	129,932
PIMCO Dynamic Income Fund	2,286,050	312,343	(77,991)	234,352

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(7)

Primary differences, if any, between book and tax net unrealized appreciation/(depreciation) on investments are attributable to open wash sale loss deferrals, partnership adjustments, passive foreign investment companies (PFICs), swap contracts, sale/buyback transactions, convertible preferred securities, and Lehman securities for federal income tax purposes.

For the fiscal years ended June 30, 2017 and June 30, 2016, respectively, the Funds made the following tax basis distributions (amounts in thousands†):

	June 30, 2017			June 30, 2016
	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)	Ordinary Income Distributions(8)	Long-Term Capital Gain Distributions	Return of Capital(9)
PCM Fund, Inc.	$16,862	$0	$0	$11,077	$0	$0
PIMCO Global StocksPLUS® & Income Fund	17,812	0	2,117	21,340	0	1,918
PIMCO Income Opportunity Fund	38,429	0	899	34,171	7,592	0
PIMCO Strategic Income Fund, Inc.	33,902	0	5,051	41,907	0	0
PIMCO Dynamic Credit and Mortgage Income Fund	356,605	0	0	299,572	0	0
PIMCO Dynamic Income Fund	190,382	0	0	200,209	38,491	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.
(8)	Includes short-term capital gains, if any, distributed.
(9)

A portion of the distributions made represents a tax return of capital. Return of capital distributions have been reclassified from undistributed net investment income to paid-in capital to more appropriately conform financial accounting to tax accounting.

RCS accounts for mortgage dollar rolls as financing transactions, such that the Fund treats the difference between the selling price and future purchase price on a mortgage dollar roll as interest income for U.S. federal income tax purposes. Such treatment determines RCS’s distributions relating thereto, and may increase the amount of distributions received by Fund shareholders that are taxed as ordinary income and cause shareholders to be taxed on distributions that effectively represent a return of the shareholder’s investment therein. The U.S. federal income tax rules governing the treatment of mortgage dollar roll transactions are complex, and the proper treatment of such transactions is unclear. If the Internal Revenue Service were to challenge or recharacterize RCS’s treatment of mortgage dollar rolls successfully, it would affect the amount, timing and character of distributions received by the Fund’s shareholders.

17. SUBSEQUENT EVENTS

In preparing these financial statements, the Funds’ management has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On July 3, 2017, the following distributions were declared to common shareholders payable August 1, 2017 to shareholders of record on July 14, 2017:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.146680 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

ANNUAL REPORT	JUNE 30, 2017	117

Notes to Financial Statements (Cont.)

June 30, 2017

On August 1, 2017, the following distributions were declared to common shareholders payable September 1, 2017 to shareholders of record on August 11, 2017:

PCM Fund, Inc.	$0.080000 per common share
PIMCO Global StocksPLUS® & Income Fund	$0.146680 per common share
PIMCO Income Opportunity Fund	$0.190000 per common share
PIMCO Strategic Income Fund, Inc.	$0.072000 per common share
PIMCO Dynamic Credit and Mortgage Income Fund	$0.164063 per common share
PIMCO Dynamic Income Fund	$0.220500 per common share

There were no other subsequent events identified that require recognition or disclosure.

118	PIMCO CLOSED-END FUNDS

Report of Independent Registered Public Accounting Firm

To the Board of Directors/Trustees and Shareholders of the PCM Fund, Inc., PIMCO Global

StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income

Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund (formerly known as PIMCO

Dynamic Credit Income Fund), and PIMCO Dynamic Income Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of each of the PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund (formerly known as PIMCO Dynamic Credit Income Fund), and PIMCO Dynamic Income Fund (hereafter referred to as the “Funds”) as of June 30, 2017, the results of each of their operations and each of their cash flows for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and each of their financial highlights for the each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of June 30, 2017 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Kansas City, Missouri

August 25, 2017

ANNUAL REPORT	JUNE 30, 2017	119

Glossary: (abbreviations that may be used in the preceding statements)

(Unaudited)

Counterparty Abbreviations:
BCY BOA BOS BPS BRC CBK DBL DEU DUB FAR FBF FOB GLM GSC

Barclays Capital, Inc.

Bank of America N.A.

Banc of America Securities LLC

BNP Paribas S.A.

Barclays Bank PLC

Citibank N.A.

Deutsche Bank AG London

Deutsche Bank Securities, Inc.

Deutsche Bank AG

Wells Fargo Bank National Association

Credit Suisse International

Credit Suisse Securities (USA) LLC

Goldman Sachs Bank USA

Goldman Sachs & Co.

GST HUS IND JML JPM JPS MSB MSC MYC MYI NGF NOM RBC

Goldman Sachs International

HSBC Bank USA N.A.

Crédit Agricole Corporate and Investment Bank S.A.

JP Morgan Securities Plc

JPMorgan Chase Bank N.A.

JPMorgan Securities, Inc.

Morgan Stanley Bank, N.A

Morgan Stanley & Co., Inc.

Morgan Stanley Capital Services, Inc.

Morgan Stanley & Co. International PLC

Nomura Global Financial Products, Inc.

Nomura Securities International Inc.

Royal Bank of Canada

RCE RDR RTA RYL SAL SBI SCX SOG SSB TDM TOR UAG UBS

Royal Bank of Canada Europe Limited

RBC Capital Markets

Bank of New York Mellon Corp.

Royal Bank of Scotland Group PLC

Citigroup Global Markets, Inc.

Citigroup Global Markets Ltd.

Standard Chartered Bank

Societe Generale

State Street Bank and Trust Co.

TD Securities (USA) LLC

Toronto Dominion Bank

UBS AG Stamford

UBS Securities LLC

Currency Abbreviations:
AUD	Australian Dollar	CHF	Swiss Franc	JPY	Japanese Yen
BRL	Brazilian Real	EUR	Euro	USD (or $)	United States Dollar
CAD	Canadian Dollar	GBP	British Pound

Exchange Abbreviations:
CME	Chicago Mercantile Exchange	OTC	Over the Counter

Index/Spread Abbreviations:
ABX.HE	Asset-Backed Securities Index - Home Equity	CMBX	Commercial Mortgage-Backed Index	PENAAA	Penultimate AAA Sub-Index
CDX.HY	Credit Derivatives Index - High Yield	NDDUEAFE	MSCI EAFE Index	S&P 500	Standard & Poor’s 500 Index

Other Abbreviations:
ABS	Asset-Backed Security	CDI	Brazil Interbank Deposit Rate	PIK	Payment-in-Kind
ALT	Alternate Loan Trust	CDO	Collateralized Debt Obligation	REMIC	Real Estate Mortgage Investment Conduit
BABs	Build America Bonds	CLO	Collateralized Loan Obligation	SP - ADR	Sponsored American Depositary Receipt
BBR	Bank Bill Rate	EURIBOR	Euro Interbank Offered Rate	TBA	To-Be-Announced
BBSW	Bank Bill Swap Reference Rate	JSC	Joint Stock Company	TBD	To-Be-Determined
CBO	Collateralized Bond Obligation	LIBOR	London Interbank Offered Rate	TBD%	Interest rate to be determined when loan settles

120	PIMCO CLOSED-END FUNDS

Federal Income Tax Information

(Unaudited)

As required by the Internal Revenue Code (“Code”) and Treasury Regulations, if applicable, shareholders must be notified within 60 days of the Funds’ fiscal year end regarding the status of qualified dividend income and the dividend received deduction.

Dividend Received Deduction.  Corporate shareholders are generally entitled to take the dividend received deduction on the portion of a Fund’s dividend distribution that qualifies under tax law. The percentage of the following Funds’ fiscal 2017 ordinary income dividend that qualifies for the corporate dividend received deduction is set forth in the table below.

Qualified Dividend Income.  Under the Jobs and Growth Tax Relief Reconciliation Act of 2003 (the “Act”), the following percentage of ordinary dividends paid during the calendar year was designated as “qualified dividend income”, as defined in the Act, subject to reduced tax rates in 2017 is set forth in the table below.

Qualified Interest Income and Qualified Short-Term Capital Gain (for non-U.S. resident shareholders only).  Under the American Jobs Creation Act of 2004, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified interest income,” as defined in Section 871(k)(1)(E) of the Code, and therefore are designated as interest-related dividends, as defined in Section 871(k)(1)(C) of the Code. Further, the following amounts of ordinary dividends paid during the fiscal year ended June 30, 2017 are considered to be derived from “qualified short-term capital gain,” as defined in Section 871(k)(2)(D) of the Code, and therefore are designated as qualified short-term gain dividends, as defined by Section 871(k)(2)(C) of the Code are also set forth in the table below.

	Dividend Received Deduction %	Qualified Dividend Income %	Qualified Interest Income (000s† )	Qualified Short-Term Capital Gain (000s†)
PCM Fund, Inc.	0.00%	0.03%	$7,825	$0
PIMCO Global StocksPLUS® & Income Fund	0.00%	0.00%	6,680	0
PIMCO Income Opportunity Fund	0.00%	2.50%	15,492	0
PIMCO Strategic Income Fund, Inc.	0.00%	0.04%	19,418	0
PIMCO Dynamic Credit and Mortgage Income Fund	0.00%	0.00%	115,688	0
PIMCO Dynamic Income Fund	0.00%	0.05%	58,998	0

†	A zero balance may reflect actual amounts rounding to less than one thousand.

Shareholders are advised to consult their own tax advisor with respect to the tax consequences of their investment in the Trust. In January 2018, you will be advised on IRS Form 1099-DIV as to the federal tax status of the dividends and distributions received by you in calendar year 2017.

ANNUAL REPORT	JUNE 30, 2017	121

Shareholder Meeting Results

Annual Shareholder Meeting Results

PCM Fund, Inc., PIMCO Income Opportunity Fund and PIMCO Dynamic Credit and Mortgage Income Fund held their annual meetings of shareholders on April 28, 2017. Shareholders voted as indicated below:

PIMCO Income Opportunity Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class III to serve until the annual Meeting held during the 2019-2020 fiscal year	13,147,645	292,955
Re-election of Alan Rappaport — Class III to serve until the annual Meeting held during the 2019-2020 fiscal year	13,150,132	290,468
Re-election of Craig A. Dawson† — Class III to serve until the annual Meeting held during the 2019-2020 fiscal year	13,155,892	284,708

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. James A. Jacobson, Hans W. Kertess, John C. Maney and William B. Ogden, IV continued to serve as Trustees of the Fund.

†	Interested Trustee

PCM Fund, Inc.	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	9,680,134	317,601
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	9,697,077	300,658
Re-election of John C. Maney† — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	9,699,426	298,309

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Craig A. Dawson, James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Trustee

PIMCO Dynamic Credit and Mortgage Income Fund	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class I to serve until the annual Meeting held during the 2019-2020 fiscal year	114,830,372	2,243,477
Re-election of Alan Rappaport — Class I to serve until the annual Meeting held during the 2019-2020 fiscal year	114,967,497	2,106,352
Re-election of William B. Ogden, IV — Class I to serve until the annual Meeting held during the 2019-2020 fiscal year	114,828,630	2,245,219

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Bradford K. Gallagher, James A. Jacobson, John C. Maney and Craig A. Dawson continued to serve as Trustees of the Fund.

Annual Shareholder Meeting Results

PIMCO Strategic Income Fund, Inc., PIMCO Global StocksPLUS® & Income Fund and PIMCO Dynamic Income Fund held their annual meetings of shareholders on June 30, 2017. Shareholders voted as indicated below.

PIMCO Global StocksPLUS® & Income Fund	Affirmative	Withheld Authority
Election of Deborah A. DeCotis — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	9,172,150	338,875
Re-election of Alan Rappaport — Class III to serve until the annual meeting held during the 2019-2020 fiscal year	9,172,649	338,376
Election of John C. Maney† — Class II to serve until the annual Meeting held during the 2018-2019 fiscal year	9,173,312	337,713

The other members of the Board of Trustees at the time of the meeting, namely, Messrs. Hans W. Kertess, Craig A. Dawson, Bradford K. Gallagher, James A. Jacobson and William B. Ogden, IV continued to serve as Trustees of the Fund.

†	Interested Trustee

PIMCO Dynamic Income Fund	Affirmative	Withheld Authority
Re-election of Bradford K. Gallagher — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	38,463,208	761,235
Re-election of James A. Jacobson — Class II to serve until the annual meeting held during the 2019-2020 fiscal year	38,314,096	910,347
Re-election of Craig A. Dawson† — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	38,481,308	743,135

The other members of the Board of Trustees at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Hans W. Kertess, John C. Maney, William B. Ogden, IV and Alan Rappaport continued to serve as Trustees of the Fund.

†	Interested Trustee

122	PIMCO CLOSED-END FUNDS

(Unaudited)

PIMCO Strategic Income Fund, Inc.	Affirmative	Withheld Authority
Re-election of Hans W. Kertess — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	35,548,667	1,207,974
Re-election of Bradford K. Gallagher — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	35,638,224	1,118,416
Re-election of John C. Maney† — Class II to serve until the annual Meeting held during the 2019-2020 fiscal year	35,661,003	1,095,637

The other members of the Board of Directors at the time of the meeting, namely, Ms. Deborah A. DeCotis and Messrs. Craig A. Dawson, James A. Jacobson, William B. Ogden, IV and Alan Rappaport continued to serve as Directors of the Fund.

†	Interested Trustee

ANNUAL REPORT	JUNE 30, 2017	123

Changes to Boards of Trustees/Changes to Portfolio Managers

(Unaudited)

Changes to Boards of Trustees

Effective June 30, 2017, Ms. Deborah A. DeCotis, who was previously a Class II Trustee of PGP, became a Class III Trustee of PGP. Effective June 30, 2017, Mr. John C. Maney, who was previously a Class III Trustee of PGP, became a Class II Trustee of PGP.

Changes to Portfolio Managers

Effective as of June 19, 2017, Alfred Murata serves as co-Portfolio Manager of PIMCO Global StocksPLUS® & Income Fund, Alfred Murata and Bryan Tsu serves as co-Portfolio Managers of PIMCO Income Opportunity Fund, and Alfred Murata, Russ Gannaway and Bryan Tsu serves as co-Portfolio Managers of PCM Fund, Inc., in each case sharing responsibilities with current Portfolio Manager Daniel J. Ivascyn.

Mr. Murata is a managing director and portfolio manager in the Newport Beach office, managing income-oriented, multi-sector credit, opportunistic and securitized strategies. Morningstar named him Fixed-Income Fund Manager of the Year (U.S.) for 2013. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financials Technologies. He has 17 years of investment experience and holds a Ph.D. in engineering-economic systems and operations research from Stanford University. He also earned a J.D. from Stanford Law School and is a member of the State Bar of California.

Mr. Tsu is an executive vice president and portfolio manager in the New York office, focusing on commercial mortgage-backed securities (CMBS) and collateralized loan obligations (CLOs). Prior to joining PIMCO in 2008, he worked at Bear Stearns in New York, syndicating collateralized loan and collateralized debt obligations and other asset-backed transactions. He has 11 years of investment experience and holds a bachelor’s degree in economics and operations research from Columbia University.

Mr. Gannaway is an executive vice president and commercial credit portfolio manager in the Newport Beach office, focusing on commercial real estate and CMBS. Prior to joining PIMCO in 2009, he served as an associate with JER Partners in New York. He has focused predominantly on acquisitions of various commercial real estate debt products, including mezzanine loans, B notes and CMBS B pieces. He has 12 years of investment experience and holds an undergraduate degree in business administration from the University of Georgia.

The Morningstar Fixed-Income Fund Manager of the Year award is based on the strength of the manager, performance, strategy, and firm stewardship.

124	PIMCO CLOSED-END FUNDS

Investment Strategy Updates

(Unaudited)

Effective July 29, 2016, PIMCO Dynamic Credit Income Fund changed its name to PIMCO Dynamic Credit and Mortgage Income Fund (for purposes of this section, the “Fund”). In connection with the name change, the Fund rescinded the following non-fundamental investment policy (the “Former Policy”):

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of debt instruments of varying maturities (the “80% policy”).

For purposes of the 80% policy, debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; mortgage-related and any other type of asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to debt instruments will be counted toward satisfaction of this 80% policy.

The Former Policy was replaced in its entirety with the following new non-fundamental investment policy (the “New Policy”):

The Fund will normally invest at least 80% of its net assets (plus any borrowings for investment purposes) in a portfolio of mortgage-related securities and other debt instruments of varying maturities (the “80% policy”). For purposes of the 80% policy, mortgage-related securities may include, without limitation, mortgage pass-through securities, collateralized mortgage obligations (“CMOs”), commercial or residential mortgage-backed securities, mortgage dollar rolls, CMO residuals, stripped mortgage-backed securities (“SMBSs”) and other securities that directly or indirectly represent a participation in, or are secured by and payable from, mortgage loans on real property.

For purposes of the 80% policy, other debt instruments may include, without limitation, bonds, debentures, notes, and other debt securities of U.S. and foreign (non-U.S.) corporate and other issuers, including commercial paper; asset-backed securities issued on a public or private basis; U.S. Government securities; obligations of foreign governments or their sub-divisions, agencies and government sponsored enterprises and obligations of international agencies and supranational entities; municipal securities and other debt securities issued by states or local governments and their agencies, authorities and other government-sponsored enterprises, including taxable municipal securities (such as Build America Bonds); payment-in-kind securities; zero-coupon bonds; inflation-indexed bonds issued by both governments and corporations; structured notes, including hybrid or indexed securities; catastrophe bonds and other event-linked bonds; credit-linked notes; structured credit products; bank loans (including, among others, senior loans, delayed funding loans, revolving credit facilities and loan participations and assignments); preferred securities; convertible debt securities (i.e., debt securities that may be converted at either a stated price or stated rate into underlying shares of common stock), including synthetic convertible debt securities (i.e., instruments created through a combination of separate securities that possess the two principal characteristics of a traditional convertible security, such as an income-producing security and the right to acquire an equity security); and bank certificates of deposit, fixed time deposits and bankers’ acceptances. The rate of interest on an income-producing security may be fixed, floating or variable. At any given time and from time to time substantially all of the Fund’s portfolio may consist of below investment grade securities. The Fund may invest in debt securities of stressed issuers. The Fund’s investments in derivatives and other synthetic instruments that have economic characteristics similar to mortgage-related securities or other debt instruments will be counted toward satisfaction of this 80% policy.

The New Policy became effective on July 29, 2016 and may only be changed by the Board of Trustees of the Fund after providing at least 60 days’ written notice to the Fund’s shareholders pursuant to Rule 35d-1 under the Investment Company Act of 1940, as amended.

The following risks are associated with the policies described above:

To the extent that the Fund has increased exposure to mortgage-related securities, the Fund may be exposed to increased risks associated with such asset classes.

ANNUAL REPORT	JUNE 30, 2017	125

Dividend Reinvestment Plan

Each Fund has adopted a Dividend Reinvestment Plan (the “Plan”) which allows common shareholders to reinvest Fund distributions in additional common shares of the Fund. American Stock Transfer & Trust Company, LLC (the “Plan Agent”) serves as agent for common shareholders in administering the Plan. It is important to note that participation in the Plan and automatic reinvestment of Fund distributions does not ensure a profit, nor does it protect against losses in a declining market.

Automatic enrollment/voluntary participation  Under the Plan, common shareholders whose shares are registered with the Plan Agent (“registered shareholders”) are automatically enrolled as participants in the Plan and will have all Fund distributions of income, capital gains and returns of capital (together, “distributions”) reinvested by the Plan Agent in additional common shares of a Fund, unless the shareholder elects to receive cash. Registered shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check and mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, to the nominee) by the Plan Agent. Participation in the Plan is voluntary. Participants may terminate or resume their enrollment in the Plan at any time without penalty by notifying the Plan Agent online at www.astfinancial.com, by calling (844) 33PIMCO (844-337-4626), by writing to the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560, or, as applicable, by completing and returning the transaction form attached to a Plan statement. A proper notification will be effective immediately and apply to each Fund’s next distribution if received by the Plan Agent at least three (3) days prior to the record date for the distribution; otherwise, a notification will be effective shortly following the Fund’s next distribution and will apply to the Fund’s next succeeding distribution thereafter. If you withdraw from the Plan and so request, the Plan Agent will arrange for the sale of your shares and send you the proceeds, minus a transaction fee and brokerage commissions.

How shares are purchased under the Plan  For each Fund distribution, the Plan Agent will acquire common shares for participants either (i) through receipt of newly issued common shares from each Fund (“newly issued shares”) or (ii) by purchasing common shares of the Fund on the open market (“open market purchases”). If, on a distribution payment date, the net asset value per common share of a Fund (“NAV”) is equal to or less than the market price per common share plus estimated brokerage commissions (often referred to as a “market premium”), the Plan Agent will invest the distribution amount on behalf of participants in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per common share on the payment date. If the NAV is greater than the market price per common shares plus estimated brokerage commissions (often referred to as a “market discount”) on a distribution payment date, the Plan agent will instead attempt to invest the distribution amount through open market purchases. If the Plan Agent is unable to invest the full distribution amount in open market purchases, or if the market discount shifts to a market premium during the purchase period, the Plan Agent will invest any un-invested portion of the distribution in newly issued shares at a price equal to the greater of (i) NAV or (ii) 95% of the market price per share as of the last business day immediately prior to the purchase date (which, in either case, may be a price greater or lesser than the NAV per common shares on the distribution payment date). No interest will be paid on distributions awaiting reinvestment. Under the Plan, the market price of common shares on a particular date is the last sales price on the exchange where the shares are listed on that date or, if there is no sale on the exchange on that date, the mean between the closing bid and asked quotations for the shares on the exchange on that date.

The NAV per common share on a particular date is the amount calculated on that date (normally at the close of regular trading on the New York Stock Exchange) in accordance with each Fund’s then current policies.

Fees and expenses  No brokerage charges are imposed on reinvestments in newly issued shares under the Plan. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. There are currently no direct service charges imposed on participants in the Plan, although each Fund reserves the right to amend the Plan to include such charges. The Plan Agent imposes a transaction fee (in addition to brokerage commissions that are incurred) if it arranges for the sale of your common shares held under the Plan.

Shares held through nominees  In the case of a registered shareholder such as a broker, bank or other nominee (together, a “nominee”) that holds common shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of common shares certified by the nominee/record shareholder as representing the total amount registered in such shareholder’s name and held for the account of beneficial owners who are to participate in the Plan. If your common shares are held through a nominee and are not registered with the Plan Agent, neither you nor the nominee will be participants in or have distributions reinvested under the Plan. If you are a beneficial owner of common shares and wish to participate in the Plan, and your nominee is unable or unwilling to become a registered shareholder and a Plan participant on your behalf, you may request that your nominee arrange to have all name so that you may be enrolled as a participant in the Plan. Please

126	PIMCO CLOSED-END FUNDS

(Unaudited)

contact your nominee for details or for other possible alternatives. Participants whose shares are registered with the Plan Agent in the name of one nominee firm may not be able to transfer the shares to another firm and continue to participate in the Plan.

Tax consequences  Automatically reinvested dividends and distributions are taxed in the same manner as cash dividends and distributions — i.e., automatic reinvestment in additional shares does not relieve shareholders of, or defer the need to pay, any income tax that may be payable (or that is required to be withheld) on Fund dividends and distributions. The Funds and the Plan Agent reserve the right to amend or terminate the Plan. Additional information about the Plan, as well as a copy of the full Plan itself, may be obtained from the Plan Agent, American Stock Transfer & Trust Company, LLC, at P.O. Box 922, Wall Street Station, New York, NY 10269-0560; telephone number: (844) 33-PIMCO (844-337-4626); www.astfinancial.com.

ANNUAL REPORT	JUNE 30, 2017	127

Management of the Funds

The chart below identifies Trustees/Directors and Officers of the Funds. Unless otherwise indicated, the address of all persons below is c/o Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

Trustees/Directors

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Independent Trustees/Director

Hans W. Kertess 1939	Chairman of the Board, Trustee/Director	Director of PCM and RCS since 2008, Trustee of PCI since 2013, Trustee of PGP since 2005, Trustee of PKO since 2007 and Trustee of PDI since 2012, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PKO and PGP, the 2018-2019 fiscal year for PDI, and the 2019-2020 fiscal year for PCM, PCI, and RCS.	President, H. Kertess & Co., a financial advisory company; and Senior Adviser (formerly Managing Director), Royal Bank of Canada Capital Markets (since 2004).	88	None

Deborah A. DeCotis 1952	Trustee/Director	Trustee/Director of RCS, PGP, PCM and PKO since 2011, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCM, PKO, RCS and PDI, the 2018-2019 fiscal year for PCI, and the 2019-2020 fiscal year for PGP.	Advisory Director, Morgan Stanley & Co., Inc. (since 1996); Member, Circle Financial Group (since 2009); and Member, Council on Foreign Relations (since 2013); Trustee, Smith College (since 2017); and Director, Watford Re (since 2017). Formerly, Co-Chair Special Projects Committee, Memorial Sloan Kettering (2005-2015); Trustee, Stanford University (2010-2015); Principal, LaLoop LLC, a retail accessories company (1999-2014); Director, Helena Rubenstein Foundation (1997-2010); and Director, Armor Holdings (2002-2010).	88	None

Bradford K. Gallagher 1944	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCI, the 2018-2019 fiscal year for PGP, and the 2019-2020 fiscal year for RCS, PKO, PDI and PCM.	Retired. Founder, Spyglass Investments LLC, a private investment vehicle (since 2001). Formerly, Chairman and Trustee, The Common Fund (2005-2014); Partner, New Technology Ventures Capital Management LLC, a venture capital fund (2011-2013); Chairman and Trustee, Atlantic Maritime Heritage Foundation (2007-2012); and Founder, President and CEO, Cypress Holding Company and Cypress Tree Investment Management Company (1995-2001).	88	Formerly, Chairman and Trustee of Grail Advisors ETF Trust (2009-2010); and Trustee of Nicholas- Applegate Institutional Funds (2007-2010).

James A. Jacobson 1945	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2009, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PCI, the 2018-2019 fiscal year for RCS, PGP, PCM and PKO, and the 2019-2020 fiscal year for PDI.	Retired. Trustee (since 2002) and Chairman of Investment Committee (since 2007), Ronald McDonald House of New York; and Trustee, New Jersey City University (since 2014). Formerly, Vice Chairman and Managing Director, Spear, Leeds & Kellogg Specialists, LLC, a specialist firm on the New York Stock Exchange (2003-2008).	88	Formerly, Trustee, Alpine Mutual Funds Complex consisting of 18 funds.

William B. Ogden, IV 1945	Trustee/Director	Trustee/Director of PCM, RCS and PKO since 2008, Trustee of PGP since 2006, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for reelection at the annual meeting of shareholders held during the 2017-2018 fiscal year for PKO and PGP, the 2018-2019 fiscal year for RCS, PCM and PDI, and the 2019-2020 fiscal year for PCI.	Retired. Formerly, Asset Management Industry Consultant; and Managing Director, Investment Banking Division of Citigroup Global Markets Inc.	88	None

128	PIMCO CLOSED-END FUNDS

(Unaudited)

Name And Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee/ Director	Other Directorships Held by Trustee/Director During the Past 5 Years

Alan Rappaport 1953	Trustee/Director	Trustee/Director of RCS, PCM, PGP and PKO since 2010, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for RCS and PCM, the 2018-2019 fiscal year for PDI, and the 2019-2020 fiscal year for PGP, PCI and PKO.	Advisory Director (formerly Vice Chairman), Roundtable Investment Partners (since 2009); Adjunct Professor, New York University Stern School of Business (since 2011); Lecturer, Stanford University Graduate School of Business (since 2013); and Director, Victory Capital Holdings, Inc., an asset management firm (since 2013). Formerly, Member of Board of Overseers, NYU Langone Medical Center (2015-2016); Trustee, American Museum of Natural History (2005-2015); Trustee, NYU Langone Medical Center (2007-2015); Vice Chairman (formerly Chairman and President), U.S. Trust (formerly Private Bank of Bank of America, the predecessor entity of U.S. Trust) (2001-2008).	88	None

Interested Trustees/Directors

Craig A. Dawson* 1968	Trustee/Director	Trustee/Director of the Funds since 2014, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for RCS, PGP, PCI and PCM, and the 2019-2020 fiscal year for PDI and PKO.	Managing Director and Head of PIMCO Europe, Middle East and Africa (since 2016). Director of a number of PIMCO’s Europeans investment vehicles and affiliates (since 2008). Formerly, Head of Strategic Business Management, PIMCO (2014-2016), head of PIMCO’s Munich office and head of European product management for PIMCO.	26	None

John C. Maney** 1959	Trustee/Director	Director of RCS and PCM since 2008, Trustee of PGP since 2006, Trustee of PKO since 2007, Trustee of PDI since 2012 and Trustee of PCI since 2013, expected to stand for re-election at the annual meeting of shareholders held during the 2017-2018 fiscal year for PDI, the 2018-2019 fiscal year for PCI, PKO and PGP, and the 2019-2020 fiscal year for PCM and RCS.	Managing Director of Allianz Asset Management of America L.P. (since January 2005) and a member of the Management Board and Chief Operating Officer of Allianz Asset Management of America L.P. (since November 2006). Formerly, Member of the Management Board of Allianz Global Investors Fund Management LLC (2007-2014) and Managing Director of Allianz Global Investors Fund Management LLC (2011-2014).	26	None

*	Mr. Dawson is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with PIMCO and its affiliates. Mr. Dawson’s address is 650 Newport Center Drive, Newport Beach, CA 92660.
**	Mr. Maney is an “interested person” of the Funds, as defined in Section 2(a)(19) of the Act, due to his affiliation with Allianz Asset Management of America L.P. and its affiliates. Mr. Maney’s address is 680 Newport Center Drive, Suite 250, Newport Beach, CA 92660.

ANNUAL REPORT	JUNE 30, 2017	129

Management of the Funds (Cont.)

(Unaudited)

Officers

Name, Address and Year of Birth	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years

Peter G. Strelow[1] 1970	President	Since 2014	Managing Director, Chief Administrative Officer and Co-Chief Operating Officer, PIMCO. President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Youse Guia[1] 1972	Chief Compliance Officer	Since 2014	Senior Vice President and Deputy Chief Compliance Officer, PIMCO. Chief Compliance Officer, PIMCO-Managed Funds. Formerly, Head of Compliance, Allianz Global Investors U.S. Holdings LLC and Chief Compliance Officer of the Allianz Funds, Allianz Multi-Strategy Trust, Allianz Global Investors Sponsored Closed-End Funds, Premier Multi-Series VIT and The Korea Fund, Inc.

Joshua D. Ratner[2] 1976	Vice President, Secretary and Chief Legal Officer	Since 2014	Executive Vice President and Senior Counsel, PIMCO. Chief Legal Officer, PIMCO Investments LLC. Vice President, Secretary and Chief Legal Officer, PIMCO-Managed Funds. Vice President - Senior Counsel, Secretary, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Ryan Leshaw[1] 1980	Assistant Secretary	Since 2014	Senior Vice President and Senior Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Associate, Willkie Farr & Gallagher LLP.

Wu-Kwan Kit[1] 1981	Assistant Secretary	Since March 2017	Vice President and Counsel, PIMCO. Assistant Secretary, PIMCO-Managed Funds. Formerly, Assistant General Counsel, VanEck.

Stacie D. Anctil[1] 1969	Vice President	Since 2015	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Eric D. Johnson[2] 1970	Vice President	Since 2014	Executive Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Bijal Parikh[1] 1978	Vice President	Since March 2017	Senior Vice President, PIMCO. Vice President, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust and PIMCO Equity Series.

William G. Galipeau[1] 1974	Treasurer	Since 2014	Executive Vice President, PIMCO. Treasurer, PIMCO-Managed Funds. Vice President, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Erik C. Brown[1] 1967	Assistant Treasurer	Since 2015	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Christopher M. Morin[1] 1980	Assistant Treasurer	Since 2016	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President of Operations, Standard Life Investments USA; Assistant Vice President, Brown Brothers Harriman.

Jason J. Nagler[2] 1982	Assistant Treasurer	Since 2015	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Head of Mutual Fund Reporting, GMO, and Assistant Treasurer, GMO Trust and GMO Series Trust Funds.

Trent W. Walker[1] 1974	Assistant Treasurer	Since 2014	Executive Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds. Treasurer, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Laura Melman[2] 1966	Assistant Treasurer	Since March 2017	Senior Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT.

Colleen Miller[2] 1980	Assistant Treasurer	Since March 2017	Vice President, PIMCO. Assistant Treasurer, PIMCO-Managed Funds, PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series and PIMCO Equity Series VIT. Formerly, Vice President Cohen & Steers Capital Management.

[1]	The address of these officers is Pacific Investment Management Company LLC, 650 Newport Center Drive, Newport Beach, California 92660.
[2]	The address of these officers is Pacific Investment Management Company LLC, 1633 Broadway, New York, New York 10019.

130	PIMCO CLOSED-END FUNDS

Approval of Investment Management Agreement

(Unaudited)

At an in-person meeting held on June 13, 2017 (the “Approval Meeting”), the Board of Trustees or Directors (for purposes of this disclosure, all Board members are hereinafter referred to as “Trustees”) of the Funds (the “Board”), including the Trustees who are not interested persons (as that term is defined in the Investment Company Act of 1940) of the Funds or PIMCO (the “Independent Trustees”), formally considered and unanimously approved the continuation of the Investment Management Agreement between each Fund and PIMCO (the “Agreement”) for an additional one-year period commencing on August 1, 2017. Prior to the Approval Meeting, the Contracts Review Committee of the Board of each Fund (together, the “Committee”) held an in-person meeting on June 13, 2017 (the “Committee Meeting”) and formally considered and recommended to the Board the continuation of the Agreement for each Fund. Prior to the Approval Meeting, on May 15, 2017, the Chair of the Committee participated in a conference call with members of management and PIMCO personnel and counsel to the Independent Trustees (“Independent Counsel”) to discuss the process for the Board’s review of the Agreement and to consider certain information relating to the Funds, including, among other information, information relating to PIMCO’s estimated profitability with respect to the Agreement, comparative fees and expenses and Fund performance. On May 16, 2017, PIMCO provided materials to the Committee for its consideration of the Agreement in response to a request from Independent Counsel (the “Manager Request Letter”), as well as other materials and information PIMCO believed was useful in evaluating the continuation of the Agreement.

On May 25, 2017, the Committee held a meeting via conference call (collectively with the May 15, 2017 conference call, the Committee Meeting and the Approval Meeting, the “Contract Renewal Meetings”), at which the members of the Committee, all of whom are Independent Trustees, considered the materials and information provided by PIMCO bearing on the continuation of the Agreement. The Committee also received and reviewed a memorandum from counsel to the Funds regarding the Trustees’ responsibilities in evaluating the Agreement, which they discussed with Independent Counsel.

Following the presentation at the Committee Meeting, the Independent Trustees met separately in executive session with Independent Counsel to review and discuss all relevant information, including, but not limited to, information provided in response to the Manager Request Letter and information presented and discussed at the prior Contract Renewal Meetings.

In connection with their deliberations regarding the proposed continuation of the Agreement for each Fund, the Trustees, including the Independent Trustees, considered such information and factors as they believed, in light of the legal advice furnished to them and their own business judgment, to be relevant. The Trustees also considered the nature, quality and extent of the various investment management, administrative and other services performed by PIMCO under the Agreement.

It was noted that, in connection with their Contract Renewal Meetings, the Trustees relied upon materials provided by PIMCO which included, among other items: (i) information provided by Broadridge Financial Solutions, Inc./Lipper Inc. (“Lipper”), an independent third party, on the total return investment performance (based on net asset value and common share market price) of the Funds for various time periods, the investment performance of a group of funds with investment classifications/objectives comparable to those of the Funds identified by Lipper (the “Lipper Performance Universe”), (ii) information provided by Lipper on each Fund’s management fees and other expenses under the Agreement and the management fees and other expenses of a smaller sample of comparable funds identified by Lipper (the “Lipper Expense Group”) as well as of a larger sample of comparable funds identified by Lipper (the “Lipper Expense Universe”), (iii) information regarding the market value performance of each Fund’s common shares and related share price premium and/or discount information, (iv) information regarding the investment performance and fees for other funds and accounts managed by PIMCO, if any, with similar investment strategies to those of the Funds, (v) the estimated profitability to PIMCO with respect to the Funds for the one-year period ended December 31, 2016, (vi) descriptions of various functions performed by PIMCO for the Funds, such as portfolio management, compliance monitoring and portfolio trading practices, (vii) information regarding PIMCO’s compliance policies applicable to the Funds, (viii) information regarding the Funds’ use of leverage, (ix) summaries assigning a quadrant placement to each Fund based on an average of certain measures of performance and fees/expenses versus Lipper peer group medians (the “Fund Scoring Summaries”), (x) fact cards for each Fund that included summary information regarding each Fund, (xi) information regarding the comparative yields of the Funds, (xii) information regarding the risk-adjusted returns of the Funds, (xiii) possible “fall-out” benefits to PIMCO from its relationship with the Funds, and (xiv) information regarding the overall organization of PIMCO, including information regarding senior management, portfolio managers and other personnel providing investment management, administrative, compliance and other services to the Funds.

The Trustees’ conclusions as to the continuation of the Agreement were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations are described below, although individual Trustees may have evaluated the information presented differently from one another, attributing different weights to various factors.

ANNUAL REPORT	JUNE 30, 2017	131

Approval of Investment Management Agreement (Cont.)

As part of their review, the Trustees examined PIMCO’s abilities to provide high-quality investment management and other services to the Funds. Among other information, the Trustees considered the investment philosophy and research and decision-making processes of PIMCO; the experience of key advisory personnel of PIMCO responsible for portfolio management of the Funds; the ability of PIMCO to attract and retain capable personnel; and the capabilities of the senior management and staff of PIMCO. In addition, the Trustees reviewed the quality of PIMCO’s services with respect to regulatory compliance and compliance with the investment policies of the Funds; the nature and quality of the supervisory and administrative services PIMCO is responsible for providing to the Funds; and conditions that might affect PIMCO’s ability to provide high-quality services to the Funds in the future under the Agreement, including PIMCO’s financial condition and operational stability. Based on the foregoing, the Trustees concluded that PIMCO’s investment process, research capabilities and philosophy were well suited to the Funds given their investment objectives and policies, and that PIMCO would be able to continue to meet any reasonably foreseeable obligations under the Agreement.

In assessing the reasonableness of each Fund’s fees under the Agreement, the Trustees considered, among other information, the Fund’s management fee and its total expense ratio as a percentage of average net assets attributable to common shares and as a percentage of average managed assets (including assets attributable to common shares and leverage outstanding combined), and the management fee and total expense ratios of the Lipper Expense Group and Lipper Expense Universe for each Fund. In each case, the total expense ratio information was provided both inclusive and exclusive of interest and borrowing expenses. Fund-specific comparative fees/expenses reviewed by the Trustees are discussed below. The Fund-specific fee and expense results discussed below were prepared and provided by Lipper and were not independently verified by the Trustees.

The Trustees specifically took note of how each Fund compared to its Lipper peers as to performance, management fee expense and total expense ratio. The Trustees noted that, while the Funds are not currently charged a separate administration fee (recognizing that their management fees include a component for administrative services under the unitary fee arrangements), it was not clear in all cases whether the peer funds in the Lipper categories were separately charged such a fee by their investment managers, so that the total expense ratio, as opposed to any individual expense component, represented the most relevant comparison. The Trustees also considered that the total expense ratio seems to provide a more apt comparison than management fee expense because the Funds’ unitary fee arrangements cover Operating Expenses (defined below) that are typically paid for or incurred by peer funds directly in addition to their management fees as discussed below. It was noted that the total expense ratio comparisons reflect the effect of expense waivers/reimbursements, if any. The Trustees considered total expense ratio comparisons both including and excluding interest and borrowing expenses. The Trustees noted that only leveraged closed-end funds were considered for inclusion in the Lipper Expense Groups and Lipper Expense Universes presented for comparison with the Funds.

The Trustees noted that, for each Fund, the contractual management fee rate for the Fund under its unitary fee arrangement was above the median contractual management fees of the other funds in its Lipper Expense Group, calculated both on average net assets and on average managed assets, with the exception of PCM, whose contractual management fee rate was below the median in both cases. However, in this regard, the Trustees took into account that each Fund’s unitary fee arrangement covers substantially all of the Fund’s other supervisory and administrative services required by the Fund that are typically paid for or incurred by closed-end funds directly in addition to a fund’s management fee (such fees and expenses, “Operating Expenses”) and therefore would tend to be higher than the contractual management fee rates of other funds in the Lipper peer groups, which generally do not have a unitary fee structure and bear Operating Expenses directly and in addition to the management fee. The Trustees determined that a review of each Fund’s total expense ratio with the total expense ratios of peer funds would generally provide more meaningful comparisons than considering contractual management fee rates in isolation.

In this regard, the Trustees noted PIMCO’s view that the unitary fee arrangements have benefited and will continue to benefit common shareholders because they provide a management fee expense structure (including Operating Expenses) that is essentially fixed as a percentage of either managed assets (including assets attributable to preferred shares and certain other forms of leverage) or net assets (including assets attributable to preferred shares), as applicable, making it more predictable under ordinary circumstances in comparison to fee and expense structures, such as the structure in place for the Funds prior to September 6, 2014, under which the Funds’ Operating Expenses (including certain third-party fees and expenses) can vary significantly over time. The Trustees also considered that the unitary fee arrangements generally insulate the Funds and common shareholders from increases in applicable third-party and certain other expenses because PIMCO, rather than the Funds, would bear the risk of such increases (though the Trustees also noted that PIMCO would benefit from any reductions in such expenses).

Fund-specific comparative performance results for the Funds reviewed by the Trustees are discussed below. The comparative performance information was prepared and provided by Lipper and was not independently verified by the Trustees. Due to the passage of time, these performance results may differ from the performance results for

132	PIMCO CLOSED-END FUNDS

(Unaudited)

more recent periods. With respect to all Funds, the Trustees reviewed, among other information, comparative information showing performance of the Funds against the Lipper Performance Universes for the one-year, three-year, five-year and ten-year periods (to the extent each such Fund had been in existence) ended December 31, 2016. The Trustees also reviewed the Fund Scoring Summaries prepared by PIMCO at the Independent Trustees’ request comparing each Fund’s fees/expenses against those of its Lipper Expense Universe and performance against that of its Lipper Performance Universe, by identifying a quadrant designation based on the average of six different measures of fees/expenses versus performance (one-year, three-year and five-year performance for the period ended December 31, 2016, in each case, versus a Fund’s management fees or total expense ratio). The Fund Scoring Summaries were based on net assets, one showing total expenses inclusive of interest and borrowing expenses and the other showing total expenses exclusive of interest and borrowing expenses. In addition, the Trustees also reviewed fact cards for each Fund that included summary information regarding each Fund, including investment objective and strategy, portfolio managers, assets under management, outstanding leverage, net asset value and market performance comparisons, comparative fee and expense information, premium/discount information and information regarding PIMCO’s estimated profitability.

In addition, it was noted that the Trustees considered matters bearing on the Funds and their advisory arrangements at their meetings throughout the year, including a review of performance data at each regular meeting.

Among other information, the Trustees took into account the following regarding particular Funds.

PGP

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of two funds, the Trustees noted that the Fund ranked first out of two funds for the one-year, three-year and five-year periods ended December 31, 2016. For the ten-year period, the Trustees noted that the Fund was the only fund within its Lipper Performance Universe.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of eight funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $88.8 million to $177.8 million, and that four of the funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 17 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PKO

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for one-year and three-year performance, and eight funds for five-year performance, the Trustees noted that the Fund had first quintile performance for the one-year, three-year, and five-year periods ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $81.6 million to $349.8 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PCM

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 27 funds for one-year and three-year performance, 21 funds for five-year performance and 17 funds for ten-year performance, the Trustees noted that the Fund had third

ANNUAL REPORT	JUNE 30, 2017	133

Approval of Investment Management Agreement (Cont.)

quintile performance for the one-year and three-year periods, second quintile performance for the five-year period, and first quintile performance for the ten-year period ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of four funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $114.6 million to $344.3 million, and that each fund in the group was larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 27 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

RCS

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for one-year and three-year performance, eight funds for five-year performance and six funds for ten-year performance, the Trustees noted that the Fund had fourth quintile performance for the one-year period, second quintile performance for the three-year period, and first quintile performance for the five-year and ten-year periods ended December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of six funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $81.6 million to $339.1 million, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on both average managed assets and average net assets was below the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

PCI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds, the Trustees noted that the Fund had first quintile performance for the one-year and three-year periods ended December 31, 2016 and first quintile performance for the period from the Fund’s inception on January 31, 2013 until December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $185.7 million to $2.868 billion, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

134	PIMCO CLOSED-END FUNDS

(Unaudited)

PDI

With respect to the Fund’s common share total return performance (based on net asset value) relative to its respective Lipper Performance Universe, consisting of 12 funds for the one-year and three-year performance, and 11 funds for the since inception performance, the Trustees noted that the Fund had third quintile performance for the one-year period, first quintile performance for the three-year period ended December 31, 2016 and first quintile performance for the period from the Fund’s inception on May 30, 2012 until December 31, 2016.

The Trustees noted that the Lipper Expense Group for the Fund consisted of a total of five funds, including the Fund. The Trustees also noted that the average net assets of the common shares of the funds in the Lipper Expense Group ranged from $185.7 million to $1.295 billion, and that no funds in the group were larger in asset size than the Fund. The Trustees noted that the Lipper Expense Universe for the Fund consisted of a total of 12 funds, including the Fund. The Trustees noted that the Fund’s total expense ratio (including interest and borrowing expenses) calculated on both average managed assets and average net assets was above the median total expense ratio (including interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was at the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average managed assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Universe. The Trustees noted that the Fund’s total expense ratio (excluding interest and borrowing expenses) calculated on average net assets was above the median total expense ratio (excluding interest and borrowing expenses) of the funds in its Lipper Expense Group and Lipper Expense Universe.

In addition to their review of Fund performance based on net asset value, the Trustees also considered the market value performance of each Fund’s common shares and related share price premium and/or discount information based on the materials provided by Lipper and PIMCO. The Trustees also considered information provided by PIMCO regarding the dividend yields of each Fund in comparison to funds in the following Lipper groupings as of December 31, 2016: Lipper Options Arbitrage/Option Strategies Funds (PGP), Lipper Global Income Funds (PKO, RCS, PDI and PCI), and Lipper General Bond Funds (PCM).

The Trustees considered the management fees charged by PIMCO to other funds and accounts with similar strategies to those of the Funds, if any. The Trustees considered information provided by PIMCO indicating that, in comparison to certain other products managed by PIMCO, including open-end funds and exchange traded funds, there are additional portfolio management challenges in managing closed-end funds such as the Funds, such as those associated with less liquid holdings, the use of leverage, issues relating to trading on a national exchange and attempting to meet a regular dividend. The Trustees were advised by PIMCO that, in light of these additional challenges, different pricing structures for closed-end funds such as the Funds and other products managed by PIMCO are to be expected, and that comparisons of pricing structures across these products may not reflect apt comparisons, even where other products have similar investment objectives and strategies to those of the Funds. With respect to PGP and RCS, the Trustees were advised that PIMCO does not manage any funds or accounts which have an investment strategy or return profile that are substantially similar to those Funds.

The Trustees also took into account that all Funds, with the exception of RCS, pay management fees on assets attributable to types of leverage that they use (such as reverse repurchase agreements) under the Agreement (because each Fund’s fees, except those of RCS, are calculated based on total managed assets, including assets attributable to reverse repurchase agreements and/or certain other forms of leverage outstanding). They noted that RCS’s management fees are based on daily net assets, including net assets attributable to any preferred shares that may be outstanding, but that RCS does not have any preferred shares outstanding. In this regard, the Trustees took into account that PIMCO has a financial incentive for the Funds to continue to use leverage, which may create a conflict of interest between PIMCO, on one hand, and the Funds’ common shareholders, on the other. The Trustees further noted that this incentive may be greater under the unitary fee arrangements because the contractual management fee rates under the unitary fee arrangements are higher for each Fund than the Fund’s management fee would otherwise be if it did not cover the Fund’s Operating Expenses — i.e., in comparison to their non-unitary management fee rates in place prior to September 6, 2014 — with the exception of PCI and PDI, which have the same management fee rates at they did prior to September 6, 2014. Therefore, with the exception of PCI and PDI, the total fees paid by each Fund to PIMCO under the unitary fee arrangements will vary more with increases and decreases in applicable leverage incurred by a Fund than under its prior non-unitary fee arrangement, all things being equal. The Trustees considered information provided by PIMCO and related presentations as to why each Fund’s use of leverage continues to be appropriate and in the best interests of the respective Fund under current market conditions. The Trustees also considered PIMCO’s representation that it will use leverage for the Funds solely as it determines to be in the best interests of the Funds from an investment perspective and without regard to the level of compensation PIMCO

ANNUAL REPORT	JUNE 30, 2017	135

Approval of Investment Management Agreement (Cont.)

(Unaudited

receives. The Trustees noted that RCS does not pay fees on assets attributable to the types of leverage that the Fund currently employs.

The Trustees also considered estimated profitability analyses provided by PIMCO, which included, among other information, (i) PIMCO’s estimated pre- and post-distribution operating margin for each Fund, as well as PIMCO’s estimated pre- and post-distribution operating margin for all of the closed-end funds advised by PIMCO, including the Funds (collectively, the “Estimated Margins”), in each case for the one-year period ended December 31, 2016; (ii) a comparison of PIMCO’s Estimated Margins for the one-year period ended December 31, 2016, to PIMCO’s Estimated Margins for the one-year period ended December 31, 2015,; and (iii) an overview of PIMCO’s average fee rates with respect to all of the closed-end funds advised by PIMCO, including the Funds, compared to PIMCO’s average fee rates with respect to its other clients, including PIMCO-advised separate accounts, open-end funds and hedge funds and private equity funds. The Trustees also took into account explanations from PIMCO regarding how certain corporate and shared expenses were allocated among the Funds and other funds and accounts managed by PIMCO for purposes of developing profitability estimates. Based on the profitability analyses provided by PIMCO, the Trustees determined, taking into account the various assumptions made, that such profitability did not appear to be excessive.

The Trustees also took into account the entrepreneurial and business risk PIMCO has undertaken as investment manager and sponsor of the Funds.

The Trustees also took into account that the Funds do not currently have any breakpoints in their management fees. The Trustees considered that, as closed-end investment companies, the Funds do not continually offer new shares to raise additional assets (as does a typical open-end investment company), but may raise additional assets through periodic shelf offerings and may also experience asset growth through investment performance and/or the increased use of leverage. The Trustees considered that the unitary fee arrangements provide inherent economies of scale because a Fund maintains competitive fixed unitary fees even if the particular Fund’s assets decline and/or operating costs rise. The Trustees further considered that, in contrast, breakpoints are a proxy for charging higher fees on lower asset levels and that when a fund’s assets decline, breakpoints may reverse, which causes expense ratios to increase. The Trustees also considered that, unlike the Funds’ unitary fee arrangements, funds with “pass through” administrative fee structures may experience increased expense ratios when fixed dollar fees are charged against declining fund assets. The Trustees also considered that the unitary fee arrangements protect shareholders from a rise in operating costs that may result from, including, among other things, PIMCO’s investments in various business enhancements and infrastructure. The Trustees noted that PIMCO has made extensive investments in these areas.

Additionally, the Trustees considered so-called “fall-out benefits” to PIMCO, such as reputational value derived from serving as investment manager to the Funds and research, statistical and quotation services PIMCO may receive from broker-dealers executing the Funds’ portfolio transactions on an agency basis.

After reviewing these and other factors described herein, the Trustees concluded, with respect to each Fund, within the context of their overall conclusions regarding the Agreement and based on the information provided and related representations made by management, that they were satisfied with PIMCO’s responses and efforts relating to the investment performance of the Funds. The Trustees also concluded that the fees payable under the Agreement represent reasonable compensation in light of the nature, extent and quality of services provided by PIMCO. Based on their evaluation of factors that they deemed to be material, including those factors described above, the Trustees, including the Independent Trustees, unanimously concluded that the continuation of the Agreement was in the interests of each Fund and its shareholders, and should be approved.

136	PIMCO CLOSED-END FUNDS

Privacy Policy1

(Unaudited

The Funds2 consider customer privacy to be a fundamental aspect of their relationships with shareholders and are committed to maintaining the confidentiality, integrity and security of their current, prospective and former shareholders’ non-public personal information. The Funds have developed policies that are designed to protect this confidentiality, while allowing shareholder needs to be served.

OBTAINING PERSONAL INFORMATION

In the course of providing shareholders with products and services, the Funds and certain service providers to the Funds, such as the Funds’ investment adviser or sub-adviser (“Adviser”), may obtain non-public personal information about shareholders, which may come from sources such as account applications and other forms, from other written, electronic or verbal correspondence, from shareholder transactions, from a shareholder’s brokerage or financial advisory firm, financial advisor or consultant, and/or from information captured on applicable websites.

RESPECTING YOUR PRIVACY

As a matter of policy, the Funds do not disclose any non-public personal information provided by shareholders or gathered by the Funds to non-affiliated third parties, except as required or permitted by law or as necessary for such third parties to perform their agreements with respect to the Funds. As is common in the industry, non-affiliated companies may from time to time be used to provide certain services, such as preparing and mailing prospectuses, reports, account statements and other information, conducting research on shareholder satisfaction and gathering shareholder proxies. The Funds or their affiliates may also retain non-affiliated companies to market Fund shares or products which use Fund shares and enter into joint marketing arrangements with them and other companies. These companies may have access to a shareholder’s personal and account information, but are permitted to use this information solely to provide the specific service or as otherwise permitted by law. In most cases, the shareholders will be clients of a third party, but the Funds may also provide a shareholder’s personal and account information to the shareholder’s respective brokerage or financial advisory firm and/or financial advisor or consultant.

SHARING INFORMATION WITH THIRD PARTIES

The Funds reserve the right to disclose or report personal or account information to non-affiliated third parties in limited circumstances where the Funds believe in good faith that disclosure is required under law, to cooperate with regulators or law enforcement authorities, to protect their rights or property, or upon reasonable request by any fund advised by PIMCO in which a shareholder has invested. In addition, the Funds may disclose information about a shareholder or a shareholder’s accounts to a non-affiliated third party at the shareholder’s request or with the consent of the shareholder.

SHARING INFORMATION WITH AFFILIATES

The Funds may share shareholder information with their affiliates in connection with servicing shareholders’ accounts, and subject to applicable law may provide shareholders with information about products and services that the Funds or their Adviser or its affiliates (“Service Affiliates”) believe may be of interest to such shareholders. The information that the Funds may share may include, for example, a shareholder’s participation in the Funds or in other investment programs sponsored by a Service Affiliate, a shareholder’s ownership of certain types of accounts (such as IRAs), information about the Funds’ experiences or transactions with a shareholder, information captured on applicable websites, or other data about a shareholder’s accounts, subject to applicable law. The Funds’ Service Affiliates, in turn, are not permitted to share shareholder information with non-affiliated entities, except as required or permitted by law.

PROCEDURES TO SAFEGUARD PRIVATE INFORMATION

The Funds take seriously the obligation to safeguard shareholder non-public personal information. In addition to this policy, the Funds have implemented procedures that are designed to restrict access to a shareholder’s non-public personal information to internal personnel who need to know that information to perform their jobs, such as servicing shareholder accounts or notifying shareholders of new products or services. Physical, electronic and procedural safeguards are in place to guard a shareholder’s non-public personal information.

INFORMATION COLLECTED FROM WEBSITES

Websites maintained by the Funds or their service providers may use a variety of technologies to collect information that help the Funds and their service providers understand how the website is used. Information collected from your web browser (including small files stored on your device that are commonly referred to as “cookies”) allow the websites to recognize your web browser and help to personalize and improve your user experience and enhance navigation of the website. In addition, the Funds or their Service Affiliates may use third parties to place advertisements for the Funds on other websites, including banner advertisements. Such third parties may collect anonymous information through the use of cookies or action tags (such as web beacons). The information these third parties collect is generally limited to technical and web navigation information, such as your IP address, web pages visited and browser type, and does not include personally identifiable information such as name, address, phone number or email address. If you are a registered user of the Funds’ website, the Funds or their service providers or third party firms engaged by the Funds or their service providers may collect or share

ANNUAL REPORT	JUNE 30, 2017	137

Privacy Policy1 (Cont.)

(Unaudited)

information submitted by you, which may include personally identifiable information. This information can be useful to the Funds when assessing and offering services and website features. You can change your cookie preferences by changing the setting on your web browser to delete or reject cookies. If you delete or reject cookies, some website pages may not function properly. The Funds do not look for web browser “do not track” requests.

CHANGES TO THE PRIVACY POLICY

From time to time, the Funds may update or revise this privacy policy. If there are changes to the terms of this privacy policy, documents containing the revised policy on the relevant website will be updated.

1 Amended as of February 14, 2017.

2 When distributing this Policy, a Fund may combine the distribution with any similar distribution of its investment adviser’s privacy policy. The distributed, combined policy may be written in the first person (i.e., by using “we” instead of “the Funds”).

138	PIMCO CLOSED-END FUNDS

General Information

Investment Manager

Pacific Investment Management Company LLC

1633 Broadway

New York, NY 10019

Custodian

State Street Bank and Trust Company

801 Pennsylvania Avenue

Kansas City, MO 64105

Transfer Agent, Dividend Paying Agent and Registrar

American Stock Transfer & Trust Company, LLC

6201 15th Avenue

Brooklyn, NY 11219

Legal Counsel

Ropes & Gray LLP

Prudential Tower

800 Boylston Street

Boston, MA 02199

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

1100 Walnut Street, Suite 1300

Kansas City, MO 64106

This report is submitted for the general information of the shareholders of PCM Fund, Inc., PIMCO Global StocksPLUS® & Income Fund, PIMCO Income Opportunity Fund, PIMCO Strategic Income Fund, Inc., PIMCO Dynamic Credit and Mortgage Income Fund and PIMCO Dynamic Income Fund.

CEF3010AR_063017

Item 2.	Code of Ethics.

As of the end of the period covered by this report, the Registrant has adopted a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial & accounting officer. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the principal executive officer or principal financial & accounting officer during the period covered by this report.

A copy of the Code is included as an exhibit to this report.

Item 3.	Audit Committee Financial Expert.

(a) The Board of Trustees has determined that James A. Jacobson, who serves on the Board’s Audit Oversight Committee, qualifies as an “audit committee financial expert” as such term is defined in the instructions to this Item 3. The Board has also determined that Mr. Jacobson is “independent” as such term is interpreted under this Item 3.

Item 4.	Principal Accountant Fees and Services.

(a)	Fiscal Year Ended	Audit Fees
	June 30, 2017	$ 99,747
	June 30, 2016	$ 55,616

(b)	Fiscal Year Ended	Audit-Related Fees(1)
	June 30, 2017	$ —
	June 30, 2016	$ —

(c)	Fiscal Year Ended	Tax Fees
	June 30, 2017	$ —
	June 30, 2016	$ 20,250

(d)	Fiscal Year Ended	All Other Fees(1)
	June 30, 2017	$ —
	June 30, 2016	$ —

“Audit Fees” represents fees billed for each of the last two fiscal years for professional services rendered for the audit and review of the Registrant’s annual financial statements for those fiscal years or services that are normally provided by the accountant in connection with statutory or regulatory filings or engagements for those fiscal years.

“Audit-Related Fees” represents fees billed for each of the last two fiscal years for assurance and related services that are reasonably related to the performance of the audit or review of the Registrant’s financial statements, but not reported under “Audit Fees” above, and that include accounting consultations, agreed-upon procedure reports, attestation reports and comfort letters for those fiscal years.

“Tax Fees” represents fees billed for each of the last two fiscal years for professional services related to tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, and tax distribution and analysis reviews.

“All Other Fees” represents fees, if any, billed for other products and services rendered by the principal accountant to the Registrant other than those reported above under “Audit Fees,” “Audit-Related Fees” and “Tax Fees” for the last two fiscal years.

(1) There were no “Audit-Related Fees” and “All Other Fees” for the last two fiscal years.

(e)	Pre-approval policies and procedures

(1) The Registrant’s Audit Oversight Committee has adopted pre-approval policies and procedures (the “Procedures”) to govern the Audit Oversight Committee’s pre-approval of (i) all audit services and permissible non-audit services to be provided to the Registrant by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Registrant’s investment adviser and to any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant (collectively, the “Service Affiliates”) if the services provided directly relate to the Registrant’s operations and financial reporting. In accordance with the Procedures, the Audit Oversight Committee is responsible for the engagement of the independent accountant to certify the Registrant’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Registrant and its Service Affiliates, the Procedures provide that the Audit Oversight Committee may annually pre-approve a list of types or categories of non-audit services that may be provided to the Registrant or its Service Affiliates, or the Audit Oversight Committee may pre-approve such services on a project-by-project basis as they arise. Unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Oversight Committee if it is to be provided by the independent accountant. The Procedures also permit the Audit Oversight Committee to delegate authority to one or more of its members to pre-approve any proposed non-audit services that have not been previously pre-approved by the Audit Oversight Committee, subject to the ratification by the full Audit Oversight Committee no later than its next scheduled meeting.

(2) With respect to the services described in paragraphs (b) through (d) of this Item 4, no amount was approved by the Audit Oversight Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

f)	Not applicable.

g)

	Aggregate Non-Audit Fees Billed to Entity
Entity	June 30, 2017	June 30, 2016
PIMCO Dynamic Income Fund	$—	$20,250
Pacific Investment Management Company LLC (“PIMCO”)	8,531,028	7,767,308

Total	$8,531,028	$7,787,558

h)	The Registrant’s Audit Oversight Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant which were not pre-approved (not requiring pre-approval) is compatible with maintaining the principal accountant’s independence.

Item 5.	Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. The audit committee is comprised of:

Deborah A. DeCotis;

Bradford K. Gallagher;

James A. Jacobson;

Hans W. Kertess;

William B. Ogden, IV; and

Alan Rappaport.

Item 6.	Schedule of Investments.

The Schedule of Investments is included as part of the reports to shareholders under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

PIMCO has adopted written proxy voting policies and procedures (“Proxy Policy”) as required by Rule 206(4)-6 under the Advisers Act. In addition to covering the voting of equity securities, the Proxy Policy also applies generally to voting and/or consent rights of fixed income securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures. The Proxy Policy does not apply, however, to consent rights that primarily entail decisions to buy or sell investments, such as tender or exchange offers, conversions, put options, redemption and Dutch auctions. The Proxy Policy is designed and implemented in a manner reasonably expected to ensure that voting and consent rights (collectively, “proxies”) are exercised in the best interests of accounts.

With respect to the voting of proxies relating to equity securities, PIMCO has selected an unaffiliated third party proxy research and voting service (“Proxy Voting Service”), to assist it in researching and voting proxies. With respect to each proxy received, the Proxy Voting Service researches the financial implications of the proposals and provides a recommendation to PIMCO as to how to vote on each proposal based on the Proxy Voting Service’s research of the individual facts and circumstances and the Proxy Voting Service’s application of its research findings to a set of guidelines that have been approved by PIMCO. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Proxy Voting Service. In the event that the Proxy Voting Service does not provide a recommendation with respect to a proposal, PIMCO may determine to vote on the proposals directly. With respect to the voting of proxies relating to fixed income securities, PIMCO’s fixed income credit research group (the “Credit Research Group”) is responsible for researching and issuing recommendations for voting proxies. With respect to each proxy received, the Credit Research Group researches the financial implications of the proxy proposal and makes voting recommendations specific for each account that holds the related fixed income security. PIMCO considers each proposal regarding a fixed income security on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances at the time of the vote. Upon the recommendation of the applicable portfolio managers, PIMCO may determine to override any recommendation made by the Credit Research Group. In the event that the Credit Research Group does not provide a recommendation with respect to a proposal, PIMCO may determine to vote the proposal directly.

PIMCO may determine not to vote a proxy for an equity or fixed income security if: (1) the effect on the applicable account’s economic interests or the value of the portfolio holding is insignificant in relation to the account’s portfolio; (2) the cost of voting the proxy outweighs the possible benefit to the applicable account, including, without limitation, situations where a jurisdiction imposes share blocking restrictions which may affect the ability of the portfolio managers to effect trades in the related security; or (3) PIMCO otherwise has determined that it is consistent with its fiduciary obligations not to vote the proxy.

In the event that the Proxy Voting Service or the Credit Research Group, as applicable, does not provide a recommendation or the portfolio managers of a client account propose to override a recommendation by the Proxy Voting Service, or the Credit Research Group, as applicable, PIMCO will review the proxy to determine whether there is a material conflict between PIMCO and the applicable account or among PIMCO-advised accounts. If no material conflict exists, the proxy will be voted according to the portfolio managers’ recommendation. If a material conflict does exist, PIMCO will seek to resolve the conflict in good faith and in the best interests of the applicable client account, as provided by the Proxy Policy. The Proxy Policy permits PIMCO to seek to resolve material conflicts of interest by pursuing any one of several courses of action. With respect to material conflicts of interest between PIMCO and a client account, the Proxy Policy permits PIMCO to either: (i) convene a committee to assess and resolve the conflict (the “Proxy Conflicts Committee”); or (ii) vote in accordance with protocols previously established by the Proxy Policy, the Proxy Conflicts Committee and/or other relevant procedures approved by PIMCO’s Legal and Compliance department with respect to specific types of conflicts. With respect to material conflicts of interest between one or more PIMCO-advised accounts, the Proxy Policy permits PIMCO to: (i) designate a PIMCO portfolio manager who is not subject to the conflict to determine how to vote the proxy if the conflict exists between two accounts with at least one portfolio manager in common; or (ii) permit the respective portfolio managers to vote the proxies in accordance with each client account’s best interests if the conflict exists between client accounts managed by different portfolio managers.

PIMCO will supervise and periodically review its proxy voting activities and the implementation of the Proxy Policy. PIMCO’s Proxy Policy, and information about how PIMCO voted a client’s proxies, is available upon request.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1)

As of August 28, 2017, the following individuals are jointly and primarily responsible for the day-to-day management of the PIMCO Dynamic Income Fund (the “Fund”):

Joshua Anderson

Mr. Anderson has been a portfolio manager of the Fund since its inception in May 2012. Mr. Anderson is a managing director and portfolio manager in the London office, where he leads the European structured product group. He also oversees global structured credit investments. Previously, he was a structured product portfolio manager in the Newport Beach office. Prior to joining PIMCO in 2003, he was an analyst at Merrill Lynch covering both the residential ABS and collateralized debt obligation sectors and was ranked as one of the top analysts by Institutional Investor magazine. He was previously a portfolio manager at Merrill Lynch Investment Managers.

Daniel J. Ivascyn

Mr. Ivascyn has been the lead portfolio manager of the Fund since its inception in May 2012. Mr. Ivascyn is Group Chief Investment Officer and a managing director in the Newport Beach office. Prior to joining PIMCO in 1998, he worked at Bear Stearns in the asset-backed securities group, as well as T. Rowe Price and Fidelity Investments.

Alfred T. Murata

Mr. Murata has been a portfolio manager of the Fund since its inception in May 2012. Mr. Murata is a managing director in the Newport Beach office and a portfolio manager on the mortgage credit team. Prior to joining PIMCO in 2001, he researched and implemented exotic equity and interest rate derivatives at Nikko Financial Technologies.

(a)(2)

The following summarizes information regarding each of the accounts, excluding the Fund, managed by the Portfolio Managers as of June 30, 2017, including accounts managed by a team, committee, or other group that includes a Portfolio Manager. Unless mentioned otherwise, the advisory fee charged for managing each of the accounts listed below is not based on performance.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts

PM	#	AUM($million)	#	AUM($million)	#	AUM($million)

Joshua Anderson	2	$2,952.27	1	$89.34	9	$1,792.87*

Daniel J. Ivascyn	15	$105,370.31	10	$47,605.72**	139	$9,828.37***

Alfred T. Murata	18	$104,870.44	8	$15,354.41	11	$1,548.76

* Of these Other Accounts,     1     account(s) totaling $2,030.83 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

** Of these Other Pooled Investment Vehicles,     1     account(s) totaling $24.75 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

***Of these Other Accounts,     1     account(s) totaling $207.50 million in assets pay(s) an advisory fee that is based in part on the performance of the accounts.

From time to time, potential and actual conflicts of interest may arise between a portfolio manager’s management of the investments of the Fund, on the one hand, and the management of other accounts, on the other. Potential and actual conflicts of interest may also arise as a result of PIMCO’s other business activities and PIMCO’s possession of material non-public information about an issuer. Other accounts managed by a portfolio manager might have similar investment objectives or strategies as the Fund, track the same index as the Fund or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The other accounts might also have different investment objectives or strategies than the Fund. Potential and actual conflicts of interest may also arise as a result of PIMCO serving as investment adviser to accounts that invest in the Fund. In this case, such conflicts of interest could in theory give rise to incentives for PIMCO to, among other things, vote proxies of the Fund in a manner beneficial to the investing account but detrimental to the Fund. Conversely, PIMCO’s duties to the Fund, as well as regulatory or other limitations applicable to the Fund, may affect the courses of action available to PIMCO-advised accounts (including certain funds) that invest in the Fund in a manner that is detrimental to such investing accounts. In addition, regulatory restrictions, actual or potential conflicts of interest or other considerations may cause PIMCO to restrict or prohibit participation in certain investments.

Because PIMCO is affiliated with Allianz, a large multi-national financial institution, conflicts similar to those described below may occur between the Fund and other accounts managed by PIMCO and PIMCO’s affiliates or accounts managed by those affiliates. Those affiliates (or their clients), which generally operate autonomously from PIMCO, may take actions that are adverse to the Fund or other accounts managed by PIMCO. In many cases, PIMCO will not be in a position to mitigate those actions or address those conflicts, which could adversely affect the performance of the Fund or other accounts managed by PIMCO.

Knowledge and Timing of Fund Trades. A potential conflict of interest may arise as a result of the portfolio manager’s day-to-day management of the Fund. Because of their positions with the Fund, the portfolio managers know the size, timing and possible market impact of the Fund’s trades. It is theoretically possible that the portfolio managers could use this information to the advantage of other accounts they manage and to the possible detriment of the Fund.

Investment Opportunities. A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and other accounts managed by the portfolio manager, but may not be available in sufficient quantities for both the Fund and the other accounts to participate fully. In addition, regulatory issues applicable to PIMCO or the Fund or other accounts may result in the Fund not receiving securities that may otherwise be appropriate for it. Similarly, there may be limited opportunity to sell an investment held by the Fund and another account. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Under PIMCO’s allocation procedures, investment opportunities are allocated among various investment strategies based on individual account investment guidelines and PIMCO’s investment outlook. PIMCO has also adopted additional procedures to complement the general trade allocation policy that are designed to address potential conflicts of interest due to the side-by-side management of the Fund and certain pooled investment vehicles, including investment opportunity allocation issues.

Conflicts potentially limiting the Fund’s investment opportunities may also arise when the Fund and other PIMCO clients invest in different parts of an issuer’s capital structure, such as when the Fund owns senior debt obligations of an issuer and other clients own junior tranches of the same issuer. In such circumstances, decisions over whether to trigger an event of default, over the terms of any workout, or how to exit an investment may result in conflicts of interest. In order to minimize such conflicts, a portfolio manager may avoid certain investment opportunities that would potentially give rise to conflicts with other PIMCO clients or PIMCO may enact internal procedures designed to minimize such conflicts, which could have the effect of limiting the Fund’s investment opportunities. Additionally, if PIMCO acquires material non-public confidential information in connection with its business activities for other clients, a portfolio manager may be restricted from purchasing securities or selling securities for the Fund. Moreover, the Fund or other accounts managed by PIMCO may invest in a transaction in which one or more other funds or accounts managed by PIMCO are expected to participate, or already have made or will seek to make, an investment. Such funds or accounts may have conflicting interests and objectives in connection with such investments, including, for example and without limitation, with respect to views on the operations or activities of the issuer involved, the targeted returns from the investment, and the timeframe for, and method of, exiting the investment. When making investment decisions where a conflict of interest may arise, PIMCO will endeavor to act in a fair and equitable manner as between the Fund and other clients; however, in certain instances the resolution of the conflict may result in PIMCO acting on behalf of another client in a manner that may not be in the best interest, or may be opposed to the best interest, of the Fund.

Performance Fees. A portfolio manager may advise certain accounts with respect to which the management fee is based entirely or partially on performance. Performance fee arrangements may create a conflict of interest for the portfolio manager in that the portfolio manager may have an incentive to allocate the investment opportunities that he or she believes might be the most profitable to such other accounts instead of allocating them to the Fund. PIMCO has adopted policies and procedures reasonably designed to allocate investment opportunities between the Fund and certain pooled investment vehicles on a fair and equitable basis over time.

(a)(3)

As of June 30, 2017 the following explains the compensation structure of the individuals who have primary responsibility for day-to-day portfolio management of the Fund:

Portfolio Manager Compensation

PIMCO’s approach to compensation seeks to provide professionals with a Total Compensation Plan and process that is driven by PIMCO’s mission and values.

Key Principles on Compensation Philosophy include:

•	PIMCO’s pay practices are designed to attract and retain high performers;

•	PIMCO’s pay philosophy embraces a corporate culture of rewarding strong performance, a strong work ethic and meritocracy;

•	PIMCO’s goal is to ensure key professionals are aligned to PIMCO’s long-term success through equity participation; and

•	PIMCO’s “Discern and Differentiate” discipline guides total compensation levels.

The Total Compensation Plan consists of three components. The compensation program for portfolio managers is designed to align with clients’ interests, emphasizing each portfolio manager’s ability to generate long-term investment success for PIMCO’s clients. A portfolio manager’s compensation is not based solely on the performance of the Fund or any other account managed by that portfolio manager:

Base Salary – Base salary is determined based on core job responsibilities, positions/levels and market factors. Base salary levels are reviewed annually, when there is a significant change in job responsibilities or position, or a significant change in market levels.

Performance Bonus – Performance bonuses are designed to reward risk-adjusted performance and contributions to PIMCO’s broader investment process. The compensation process is not formulaic and the following non-exhaustive list of qualitative and quantitative criteria are considered when determining the total compensation for portfolio managers:

●	Performance measured over a variety of longer- and shorter-term periods, including 5-year, 4-year, 3-year, 2-year and 1-year dollar-weighted and account-weighted, pre-tax total and risk-adjusted investment performance as judged against the applicable benchmarks (which may include internal investment performance-related benchmarks) for each account managed by a portfolio manager (including the Fund) and relative to applicable industry peer groups; greatest emphasis is placed on 5-year and 3-year performance, followed by 1-year performance;
●	Consistency of investment performance across portfolios of similar mandate and guidelines, rewarding low dispersion and consistency of outperformance;
●	Appropriate risk positioning and risk management mindset which includes consistency with PIMCO’s investment philosophy, the Investment Committee’s positioning guidance, absence of defaults, and appropriate alignment with client objectives;
●	Contributions to mentoring, coaching and/or supervising members of team;
●	Collaboration, idea generation, and contribution of investment ideas in the context of PIMCO’s investment process, Investment Committee meetings, and day-to-day management of portfolios;
●	With much lesser importance than the aforementioned factors: amount and nature of assets managed by the portfolio manager, contributions to asset retention, and client satisfaction.

PIMCO’s partnership culture further rewards strong long term risk adjusted returns with promotion decisions almost entirely tied to long term contributions to the investment process. 10-year performance can also be considered, though not explicitly as part of the compensation process.

Deferred Compensation – Long Term Incentive Plan (“LTIP”) and/or M Options are awarded to key professionals. Employees who reach a total compensation threshold are delivered their annual compensation in a mix of cash and/or deferred compensation. PIMCO incorporates a progressive allocation of deferred compensation as a percentage of total compensation, which is in line with market practices.

●	The LTIP provides participants with deferred cash awards that appreciate or depreciate based on PIMCO’s operating earnings over a rolling three-year period. The plan provides a link between longer term company performance and participant pay, further motivating participants to make a long term commitment to PIMCO’s success.
●	The M Unit program provides mid-to-senior level employees with the potential to acquire an equity stake in PIMCO over their careers and to better align employee incentives with the Firm’s long-term results. In the program, options are awarded and vest over a number of years and may convert into PIMCO equity which shares in the profit distributions of the Firm. M Units are non-voting common equity of PIMCO and provide a mechanism for individuals to build a significant equity stake in PIMCO over time.

Participation in the LTIP and M Unit program is contingent upon continued employment at PIMCO.

Profit Sharing Plan. Portfolio managers who are Managing Directors of PIMCO receive compensation from a non-qualified profit sharing plan consisting of a portion of PIMCO’s net profits. Portfolio managers who are Managing Directors receive an amount determined by the Compensation Committee, based upon an individual’s overall contribution to the firm.

(a)(4)

The following summarizes the dollar range of securities of the Fund the Portfolio Managers beneficially owned as of June 30, 2017:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Owned as of June 30, 2017
Joshua Anderson	$100,001-$500,000
Daniel J. Ivascyn	Over $1,000,000
Alfred T. Murata	$100,001-$500,000

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Trustees since the Fund last provided disclosure in response to this item.

Item 11.	Controls and Procedures.

(a)	The principal executive officer and principal financial & accounting officer have concluded as of a date within 90 days of the filing date of this report, based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)), that the design of such procedures is effective to provide reasonable assurance that material information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Commission’s rules and forms.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1)	Exhibit 99.CODE— Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act of 2002.

(a)(2)	Exhibit 99.CERT—Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.

(b)	Exhibit 99.906CERT—Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

PIMCO Dynamic Income Fund

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ PETER G. STRELOW

Peter G. Strelow
President (Principal Executive Officer)

Date:	August 28, 2017

By:	/s/ WILLIAM G. GALIPEAU

William G. Galipeau
Treasurer (Principal Financial & Accounting Officer)

Date:	August 28, 2017